                                 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
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                      Frontline Communications Corporation
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


                      FRONTLINE COMMUNICATIONS CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on December 12, 2003


To the stockholders of Frontline Communications Corporation:


          Notice is hereby given that the annual meeting of stockholders of Frontline Communications Corporation will be held on December 12, 2003 at 12:00 p.m. local time at the Board Room of the American Stock Exchange, 86 Trinity Place, New York, New York, for the following purposes:

     1. To approve the proposal (a) to issue up to 22,000,000 shares of our common stock upon conversion of the Series E convertible preferred stock issued to the former stockholders of Proyecciones y Ventas Organizadas, S.A. de C.V., a company organized under the laws of Mexico ("Provo"), in exchange for the Series C Convertible Stock issued to them in connection with our acquisition of Provo, and (b) to issue 3,550,000 shares of our common stock upon conversion of the Series D convertible preferred stock issued to certain of our executive officers and directors, certain Provo employees and other third parties in connection with our acquisition of Provo ("Proposal 1");

     2. To approve the proposal (a) to amend the certificate of designation pertaining to our Series B convertible redeemable preferred stock to provide for the mandatory conversion of all Series B convertible redeemable preferred stock upon the election of the holders of a majority of the Series B convertible redeemable preferred stock, and (b) to effectuate the mandatory conversion of all the Series B convertible redeemable preferred stock at a conversion ratio of six shares of common stock for each share of Series B convertible redeemable preferred stock (four shares after giving effect to the proposed two-for-three reverse split of our common stock) ("Proposal 2");


     3. To approve the proposal to amend our certificate of incorporation (a) to effect a two-for-three reverse split of our outstanding common stock and (b) to increase the number of authorized shares of our common stock from 25,000,000 shares to 100,000,000 shares ("Proposal 3");

     4. To approve the proposal to amend our certificate of incorporation to change our name from "Frontline Communications Corporation" to "Provo International, Inc." ("Proposal 4");


     5. To approve the proposal to authorize the issuance of shares of our common stock pursuant to our common stock purchase agreement with Fusion Capital Fund II, LLC ("Proposal 5");

     6. To approve the proposal to elect nine directors for a term of one year and until their successors are duly elected and qualified ("Proposal 6");


     7. To approve the proposal to ratify the appointment of BDO Hernandez Marron y Cia. S.C. as our independent auditors ("Proposal 7"); and

     8. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.


     Approval of Proposal 3 is necessary in order for Frontline to undertake Proposal 1, Proposal 2 and Proposal 5. In addition, we will not necessarily implement Proposal 4 if our stockholders do not approve Proposal 1. The board of directors has fixed the close of business on October 31, 2003 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof.


                                             By Order of the Board of Directors,

                                             Amy Wagner-Mele
                                             Secretary


Pearl River, New York
November 13, 2003


     All stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. You may also submit your proxy through the Internet, by visiting a website established for that purpose located at www.voteproxy.com and following the on-screen instructions. Even if you have given your proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

                               TABLE OF CONTENTS


INTRODUCTION...................................................................1
QUESTIONS AND ANSWERS ABOUT PROPOSALS 1 through 5..............................1
RISK FACTORS..................................................................11
   Risks Related to Our Acquisition of Provo..................................11
   Risks Related to Our Business..............................................12
   Risks Related to Our Stock.................................................16
   Risks Related to Operating in Foreign Markets..............................18
FORWARD LOOKING STATEMENTS....................................................19
INFORMATION CONCERNING SOLICITATION AND VOTING................................19
   Record Date; Outstanding Shares............................................19
   Purpose of the Annual Meeting; Board Recommendation........................19
   Quorum; Vote Required......................................................20
   Voting of Proxies..........................................................21
   Authorization to Vote on Adjournment and Other Matters.....................22
   Revocability of Proxies....................................................22
   Solicitation...............................................................22
   Presence of Auditors.......................................................22
PROPOSAL 1....................................................................23
   Introduction...............................................................23
   American Stock Exchange Requirements.......................................24
   Interests of Certain Persons in Approval of Conversion of Series E
      Convertible Preferred Stock and Series D Convertible Preferred Stock....25
   Series E Convertible Preferred Stock Rights and Preferences................28
   Secured Note Rights and Preferences........................................28
   Series D Convertible Preferred Stock Rights and Preferences................29
   Required Vote..............................................................29
   Board Recommendation.......................................................30
THE ACQUISITION TRANSACTION...................................................30
   General....................................................................30
   Background of Our Acquisition of Provo.....................................30
   Reasons for the Transaction................................................31
   Factors Considered by Our Board of Directors...............................32
   Description of Frontline's Business........................................33
   Description of Provo's Business............................................34
   No Vote Required; No Appraisal Rights......................................36
   Material Terms of the Stock Purchase Agreement and other Transaction
      Documents...............................................................37
   Accounting Treatment.......................................................38
   Certain Federal Tax Consequences...........................................39
   Regulatory Approvals.......................................................39
   Opinion of GunnAllen Financial, Inc........................................39
SELECTED HISTORICAL FINANCIAL DATA OF FRONTLINE...............................43
SELECTED HISTORICAL FINANCIAL DATA OF PROVO...................................44
SUMMARY UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION..........45
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
  OPERATIONS OF THE PROVO BUSINESS............................................46
   Overview...................................................................46
   Results of Operations......................................................46
   Liquidity and Capital Resources............................................48
   Critical Accounting Policies...............................................50
   New Accounting Pronouncements..............................................50
PROPOSAL 2....................................................................52
   Introduction...............................................................52
   Existing Terms of the Series B Convertible Redeemable Preferred Stock......52
   Specifics of the Series B Mandatory Conversion Proposal....................53

   Purpose and Background of the Series B Mandatory Conversion Proposal.......53
   Interests of Certain Persons in Approval of the Series B Mandatory
      Conversion Proposal.....................................................55
   Consequences of the Series B Mandatory Conversion Proposal.................56
   Resale of Common Stock Exchanged for Series B Convertible Redeemable
      Preferred Stock.........................................................57
   Certain Federal Tax Consequences...........................................57
   Accounting Treatment of the Preferred Conversion...........................59
   Dissenters' Rights of Appraisal............................................59
   Required Vote..............................................................59
   Board Recommendation.......................................................59
PROPOSAL 3....................................................................60
   Introduction...............................................................60
   The Reverse Split..........................................................60
   Increase in Authorized Shares of Common Stock..............................63
   Dissenters' Rights of Appraisal............................................65
   Required Vote..............................................................65
   Board Recommendation.......................................................65
PROPOSAL 4....................................................................66
   Introduction...............................................................66
   Required Vote..............................................................66
   Board Recommendation.......................................................66
PROPOSAL 5....................................................................67
   Introduction...............................................................67
   American Stock Exchange Requirements.......................................67
   The Fusion Transaction.....................................................67
   Required Vote..............................................................70
   Board Recommendation.......................................................70
PROPOSAL 6....................................................................71
   Introduction...............................................................71
   Required Vote..............................................................71
   Board Recommendation.......................................................71
   Nominees...................................................................71
   Board Committees and Meetings..............................................73
   Executive Compensation.....................................................74
   Employment Agreements......................................................75
   Director Compensation......................................................75
   1997 Stock Option Plan.....................................................75
   2001 Stock Incentive Plan..................................................76
   Voting Security Ownership of Certain Beneficial Owners and Management......76
   Section 16(a) Beneficial Ownership Reporting Compliance....................78
   Recent Financings and Consulting Engagements...............................78
   Certain Relationships and Related Transactions.............................79
PROPOSAL 7....................................................................83
   Introduction...............................................................83
   Former Accountants.........................................................83
   Audit Committee Report.....................................................83
   Required Vote..............................................................84
   Board Recommendation.......................................................84
STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING.................................84
INCORPORATION OF OTHER DOCUMENTS BY REFERENCE.................................85
OTHER MATTERS.................................................................85
INDEX OF FINANCIAL STATEMENTS................................................F-1
ANNEX A......................................................................A-1
ANNEX B......................................................................B-1
ANNEX C......................................................................C-1
ANNEX D......................................................................D-1
ANNEX E......................................................................E-1
ANNEX F......................................................................F-1
ANNEX G......................................................................G-1
ANNEX H......................................................................H-1
ANNEX I......................................................................I-1

                      FRONTLINE COMMUNICATIONS CORPORATION
                               One Blue Hill Plaza
                                  P.O. Box 1548
                           Pearl River, New York 10965


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on December 12, 2003


                                  INTRODUCTION


     The enclosed proxy is solicited on behalf of the board of directors of Frontline Communications Corporation, a Delaware corporation, for use at our Annual Meeting of Stockholders to be held on December 12, 2003, at 12:00 p.m. local time, or at any adjournment or postponement thereof, for the purpose of considering and approving the eight Proposals identified in the accompanying Notice of Annual Meeting. The annual meeting will be held at the Board Room of the American Stock Exchange, 86 Trinity Place, New York, New York. We intend to mail this proxy statement and accompanying proxy card on or about November 13, 2003 to all stockholders entitled to vote at the annual meeting. Our board of directors unanimously recommends that the stockholders vote FOR each of the eight Proposals.

     On April 3, 2003, we acquired all of the outstanding stock of Proyecciones y Ventas Organizadas, S.A. de C.V., a company organized under the laws of Mexico ("Provo"), in exchange for 220,000 shares of our convertible preferred stock and a $20,000,000 secured promissory note. Proposals 1, 3 and 4 to be considered at the annual meeting pertain to our acquisition of Provo. These proposals include the approval of the conversion of our Series E convertible preferred stock, which is held by the former stockholders of Provo, into shares of our common stock. Upon receipt of such approval, we anticipate that 133,445 shares of the Series E convertible preferred stock (comprising approximately 60.7% of the originally outstanding Series E convertible preferred stock) automatically will be converted into 13,344,514 shares of common stock, representing 49.5% of the then outstanding common stock, and that the amount due on the $20,000,000 secured promissory note also will be reduced by 60.7% to $7,860,000. The remainder of the Series E convertible preferred stock will remain outstanding and be subject to optional conversion by its holders from time to time, except that that no share of Series E convertible preferred stock will be converted into common stock if as a result of such conversion the shares of common stock issuable to the two former Provo stockholders and any entity directly or indirectly controlled by them upon such conversion would exceed 49.5% of the issued and outstanding common stock upon the effectiveness of the conversion. We are not seeking stockholder approval of our acquisition of Provo, which will remain effective regardless of the outcome of the stockholder vote.

     Approval of Proposals 1, 2 and 3 will result in the issuance of common stock to all of our current officers some of which are also directors, and will trigger the repayment of an aggregate of $50,000 due under promissory notes to two of our directors.

                QUESTIONS AND ANSWERS ABOUT PROPOSALS 1 THROUGH 5

What is Proposal 1?

     Proposal 1 relates to:

     o the issuance of shares of up to 22,000,000 of our common stock upon conversion of the outstanding shares of our Series E convertible preferred stock, which we issued on November 5, 2003 to the former stockholders of Provo in exchange for the shares of Series C convertible preferred stock that we issued to them in connection with our acquisition of Provo; and

     o the issuance of 3,550,000 shares of our common stock upon conversion of the outstanding shares of our Series D Convertible Preferred Stock, which we issued to certain of our executive officers and directors, certain Provo employees and other third parties in connection with the closing of our acquisition of Provo.

Why did we acquire Provo?


     In 2000, the downturn in the stock market relating to Internet stocks, the growth of our competitors and the introduction of new Internet access products, such as high-speed cable access, began to have a negative impact on our business. Specifically, we found it increasingly difficult to raise money in the equity marketplace, and the resulting lack of capital impeded the growth of our business. After engaging in an aggressive restructuring program during 2000 and 2001, our board of directors determined in 2002 that the best alternative to attempt to preserve our continued economic viability was to acquire or merge with a company with a larger revenue base and greater potential for growth. Provo, a company engaged in the distribution of pre-paid calling cards in Mexico, had 2002 audited revenues of over $100,000,000 and an expanding product line, and thus met our criteria for an acquisition candidate. Provo desired to enter into an acquisition transaction with us because it was seeking access to the U.S. capital markets.

When did we acquire Provo?

     On April 3, 2003, we acquired all of the outstanding capital stock of Provo, and Provo became our wholly owned subsidiary.

What was the purchase price for Provo?

     We originally acquired all of the capital stock of Provo in exchange for 220,000 shares of our Series C convertible preferred stock and a $20,000,000 secured promissory note. After giving effect to the proposed reverse stock split, each share of Series C convertible preferred stock was to have been convertible into 100 shares of common stock, and all 220,000 shares of Series C convertible preferred stock were to have been convertible into a total of 22,000,000 shares of common stock. This would have represented approximately 61.8% of our outstanding common stock (without giving effect to the issuance of any common stock to Fusion Capital). In addition, upon conversion of all of the Series C convertible preferred stock into common stock, the amount payable under the $20,000,000 secured note would have been reduced to zero. The note was to have been payable only if our common stockholders failed to approve the proposed issuance of common stock upon conversion of the Series C convertible preferred stock by November 15, 2003. The Series C convertible preferred stock had a value of $6,600,000 based on the closing price of the common stock on the American Stock Exchange on January 24, 2003, the date we executed the stock purchase agreement with Provo.

Why and how have we altered the terms of the Provo acquisition?

     In October 2003, the American Stock Exchange advised us that our acquisition of Provo as originally structured would require it to conduct an analysis, under its new listing standards, of our financial statements and Provo's financial statements on a combined basis. The American Stock Exchange further advised us that it was questionable whether the combined company would meet the new listing standards under such an analysis. The American Stock Exchange further indicated that it would not analyze the Provo acquisition as involving a new listing if the percentage of our common stock issuable at any time to the former Provo stockholders upon conversion of the convertible preferred stock issued in connection with the Provo acquisition was limited to less than a majority of our common stock outstanding from time to time.

     Based upon our discussions with the American Stock Exchange, we determined that the best alternative to preserve the continued listing of our common stock and Series B convertible preferred stock was to limit the convertibility of the preferred stock issued to the two former stockholders of Provo and their affiliates in connection with the Provo acquisition. To accomplish this, on November 5, 2003 we issued 220,000 shares of our Series E convertible preferred stock to the former stockholders of Provo in exchange for the 220,000 shares of Series C convertible preferred stock that we had issued to them upon the closing of the Provo acquisition. The terms of the Series E convertible preferred stock are substantially identical to those of the Series C convertible preferred stock, except that that no share of Series E convertible preferred stock will be converted into common stock if as a result of such conversion the shares of common stock issuable to the two former Provo stockholders and any entity directly or indirectly controlled by them upon such conversion would exceed 49.5% of the issued and outstanding common stock upon the effectiveness of the conversion. In addition, we made corollary changes to the terms of the $20,000,000 secured promissory note to provide for its partial extinguishment pro rata in accordance with the percentage of the initially outstanding Series E convertible preferred stock that has been converted to common stock from time to time. Also, whereas under the original note the failure of our stockholders to approve the conversion of the Series C convertible preferred stock by November 15, 2003 would have constituted an event of default obligating us to make payment on the note, under the revised note that deadline with respect to the Series E convertible preferred stock has been extended to January 31, 2004. The balance of the $20,000,000 secured promissory note outstanding on December 31, 2005, if any, will be due and payable in full. On December 31, 2005 all of the remaining Series E convertible preferred stock that can be converted to common stock consistent with the 49.5% limitation will be mandatorily converted, and thereafter any remaining Series E convertible preferred stock will remain outstanding on a non-converting, non-voting basis.

     Thus, upon receipt of stockholder approval of Proposals 1 and 3, we anticipate that 134,231 shares of the Series E convertible preferred stock (comprising approximately 60.7% of the originally outstanding Series E convertible preferred stock) automatically will be converted into 13,344,514 shares of common stock, representing 49.5% of the then outstanding common stock, and that the amount due on the $20,000,000 secured promissory note also will be reduced by 60.7% to $7,860,000. The remainder of the Series E convertible preferred stock will remain outstanding and be subject to optional conversion by its holders from time to time, subject to the foregoing 49.5% ownership limitation. In addition, the amount due on the $20,000,000 note will be further reduced in proportion to the percentage of the Series E convertible preferred stock that has been converted to common stock from time to time. As we issue additional shares of common stock, such as pursuant to the Fusion Capital stock purchase agreement or in connection with other financings, acquisitions, stock option plans and the like, the former Provo stockholders and their affiliates will become eligible to convert additional shares of the Series E convertible preferred stock until all 220,000 shares of Series E convertible preferred stock are converted.

     The American Stock Exchange has confirmed to us that the structure described above will not require analysis of the Provo acquisition under its new listing standards.

Into how many shares of common stock will the Series E convertible preferred stock and Series D convertible preferred stock be converted?

     Upon approval by our stockholders of Proposal 1 and Proposal 3, after giving effect to the proposed two-for-three reverse stock split and the conversion of all of the outstanding Series B convertible redeemable preferred stock, we anticipate that:

     o 133,445 shares of the Series E convertible preferred stock automatically will be converted into 13,344,514 shares of common stock, which reflects a conversion rate of 100 shares of common stock per share of Series E convertible preferred stock;

     o the remaining 86,555 shares of Series E convertible preferred stock will remain outstanding and subject to optional conversion into a total of 8,655,486 shares of common stock, which reflects a conversion rate of 100 shares of common stock, subject to the 49.5% limitation described above; and

     o all outstanding shares of Series D convertible preferred stock will be converted into 3,550,000 shares of common stock, which reflects a conversion rate of 100 shares of common stock per share of Series D convertible preferred stock.

As a result of the foregoing, the common stock issued upon the conversion of the Series E convertible preferred stock will constitute 49.5% of our outstanding common stock, and the common stock issued upon conversion of the Series D convertible preferred stock will constitute approximately 13.1% of our outstanding common stock.

Why are we soliciting stockholder approval of the conversion of the Series D convertible preferred stock and Series E convertible preferred stock into common stock?

     The rules of the American Stock Exchange require us to obtain stockholder approval prior to approving the listing of additional stock to be issued in connection with an acquisition of the stock or assets of another company where the issuance of common stock could result in an increase in our outstanding common stock of 20% or more. Our proposed issuance of shares of common stock upon conversion of the Series E convertible preferred stock and Series D convertible preferred stock falls under this rule because the issuance of such shares will result in an increase in our outstanding common stock of more than 20%.

Who are the current owners of the Series E preferred stock?

     All of the outstanding Series E convertible preferred stock is held by the two former stockholders of Provo, Ventura Martinez Del Rio, Sr. and his son, Ventura Martinez Del Rio, Jr. Mr. Martinez Del Rio, Sr., who is our Chairman, owns 165,000 shares of Series E Convertible preferred stock , and Martinez Del Rio, Jr., who is the President of Provo, owns 55,000 shares of Series E Convertible preferred stock.

Who are the current owners of the Series D preferred stock?

     In April 2003, we issued 35,500 shares of Series D Convertible Preferred stock to Stephen J. Cole-Hatchard, who is our Chief Executive Officer and a member of our board of directors, Nicko Feinberg, who is the President of Frontline US and a member of our board of directors, Vasan Thatham, who is our Chief Financial Officer, Amy Wagner-Mele, who is our General Counsel, and to our employees Edward Gleason and Guillermo Martinez del Rio, in order to provide them with an incentive to continue their service on behalf of Frontline following the completion of the Provo acquisition. We have reserved 3,500 shares of Series D stock for issuance to unnamed Provo employees at the discretion of the President of Provo. We also issued shares of Series D convertible preferred stock to certain third parties to compensate them for services they provided in arranging for and assisting with the completion of the acquisition. See "Proposal 1 - Interests of Certain Persons in Approval of Conversion of Series E Convertible Preferred Stock and Series D Convertible Preferred Stock" on page 25.


Why is our acquisition of Provo discussed in this proxy statement?


     You will not be voting on our acquisition of Provo itself, which has been completed. Because the shares of common stock that are the subject of Proposal 1 are issuable in connection with our acquisition of Provo, we are including a discussion of the material terms of our acquisition of Provo and the business and operations of Provo. Please see the section entitled "The Acquisition Transaction" beginning on page 30 for information on our acquisition of Provo.


Do our stockholders have appraisal rights with respect to our acquisition of Provo?


     No. Our stockholders do not have any "dissenters' rights" or rights to an appraisal of the value of their shares in connection with our acquisition of Provo. See "The Acquisition Transaction -- No Vote Required; No Appraisal Rights" beginning on page 36.


What was the accounting treatment of our acquisition of Provo?


     Our acquisition of Provo was accounted for under the purchase method of accounting. See "The Acquisition Transaction -- Accounting Treatment" on page 38.


What were the material federal tax consequences of our acquisition of Provo?


     No gain or loss will be recognized by Provo or Frontline in connection with our acquisition of Provo or upon the conversion of Frontline Series E convertible preferred stock into Frontline common stock. The federal income tax consequences of our acquisition of Provo are discussed more fully beginning on page 39 under "The Acquisition Transaction -- Certain Federal Tax Consequences."


What regulatory approvals were required in connection with our acquisition of Provo?


     No significant regulatory approvals were required for our acquisition of Provo. See "The Acquisition Transaction -- Regulatory Approvals" on page 39.


Was a fairness opinion delivered in connection with our acquisition of Provo?


     Yes. GunnAllen Financial, Inc. delivered to us its opinion as to the fairness from a financial point of view of the consideration to be paid by us in our acquisition of Provo. See "The Acquisition Transaction -- Opinion of GunnAllen Financial, Inc." beginning on page 39.


What were the conditions to our acquisition of Provo?


     The stock purchase agreement with respect to our acquisition of Provo contained customary conditions to closing, including the following: receipt of regulatory approvals, securing a bridge loan in the aggregate principal amount of not less than $550,000 to finance certain expenses related to our acquisition of Provo, absence of material litigation, absence of any material adverse change in the Provo and Frontline businesses, accuracy of representations and warranties and no objection by the American Stock Exchange. On April 3, 2003, all of the closing conditions set forth in the stock purchase agreement were satisfied or waived. See "The Acquisition Transaction -- Material Terms of the Stock Purchase Agreement" beginning on page 37.

What is Proposal 2?

     Proposal 2 relates to:

     o the amendment of the certificate of designation pertaining to our Series B convertible redeemable preferred stock to provide for the mandatory conversion of all of the outstanding Series B convertible redeemable preferred stock upon the election of the holders of a majority of the outstanding Series B convertible redeemable preferred stock; and

     o the election by the holders of the Series B convertible redeemable preferred stock to effectuate the mandatory conversion of all of the outstanding Series B convertible redeemable preferred stock at a conversion ratio of six shares of common stock for each share of Series B convertible redeemable preferred stock (four shares after giving effect to the proposed two-for-three reverse split of our common stock).


Why are we seeking to convert all of the Series B convertible redeemable preferred stock into common stock?


     The Series B convertible redeemable preferred stock currently is traded on the American Stock Exchange under the symbol "FNT.PR." In order to maintain the listing of the Series B convertible redeemable preferred stock on the American Stock Exchange, we must meet the standards for continued listing established by the American Stock Exchange. We are not in compliance with the American Stock Exchange listing standard that requires that the aggregate market value of the publicly held shares of the Series B convertible redeemable preferred stock not fall below $1,000,000 for more than 90 consecutive days. We are proposing to convert the Series B convertible redeemable preferred stock into common stock to avoid having the Series B convertible redeemable preferred stock delisted from the American Stock Exchange. On October 14, 2003, the American Stock Exchange notified us that they would stay the delisting proceedings with respect to the Series B convertible redeemable preferred stock until December 31, 2003 to allow our Series B stockholders the opportunity to vote on this proposal. See "Proposal 2 - Purpose and Background of the Series B Mandatory Conversion Proposal" beginning on page 53.


Why is it important to avoid having the Series B convertible redeemable preferred stock delisted from the American Stock Exchange?


     If the Series B convertible redeemable preferred stock is delisted from the American Stock Exchange, it could have adverse consequences for us. Investors may lose confidence or interest in our securities, as our common stock is also traded on the American Stock Exchange. In addition, holders of the Series B convertible redeemable preferred stock may have greater difficulty in trading shares of the Series B convertible redeemable preferred stock. This lack of liquidity may also make it more difficult for us to raise capital. In addition, pursuant to our agreement with our underwriters in connection with the initial offering of the Series B convertible redeemable preferred stock, we must use our best efforts to maintain the listing of the Series B convertible redeemable preferred stock on the American Stock Exchange. See "Proposal 2 - Purpose and Background of the Series B Mandatory Conversion Proposal" beginning on page 53.


What are the specifics of the Series B convertible redeemable preferred stock conversion?

     At present, each share of Series B convertible redeemable preferred stock is convertible into 3.4 shares of common stock at the election of each individual holder of Series B convertible redeemable preferred stock. The amendment in this Proposal 2 would amend the certificate of designation pertaining to the Series B convertible redeemable preferred stock to provide that if the holders of a majority of the outstanding Series B convertible redeemable preferred stock elect to convert their shares of Series B convertible redeemable preferred stock to common stock, then all of the outstanding Series B convertible redeemable preferred stock will automatically and without any further action convert into shares of our common stock at a conversion ratio of six shares of common stock for each share of Series B convertible redeemable preferred stock (four shares after giving effect to the proposed two-for-three reverse split of our common stock). Such conversion ratio provides for the accrued and unpaid dividends on the Series B convertible redeemable preferred stock in shares of common stock.


     Adoption of Proposal 2 (after giving effect to the proposed two-for-three reverse stock split) will result in a conversion ratio of four shares of common stock for each share of the Series B convertible redeemable preferred stock, and the conversion of all 496,445 shares of Series B convertible redeemable preferred stock outstanding as of October 31, 2003 into an aggregate of 1,985,780 shares of common stock.

     By Proposal 2, in addition to amending the certificate of designation pertaining to the Series B convertible redeemable preferred stock to provide for its mandatory conversion upon the approval of the holders of a majority of the outstanding Series B convertible redeemable preferred stock, we are requesting that the holders of the Series B convertible redeemable preferred stock elect to effectuate the mandatory conversion of all of the outstanding Series B convertible redeemable preferred stock to our common stock. Thus, if Proposal 2 is adopted, all of the Series B convertible redeemable preferred stock will automatically be converted to common stock. See "Proposal 2 - Specifics of the Series B Mandatory Conversion Proposal" on page 53.


What are the material federal income tax consequences of the Series B convertible redeemable preferred stock conversion?

     Frontline believes that the conversion of the Series B convertible redeemable preferred stock pursuant to Proposal 2 will constitute a recapitalization for federal income tax purposes, and that a holder of shares of Series B convertible redeemable preferred stock who receives shares of common stock in exchange for shares of the Series B convertible redeemable preferred stock in connection with the conversion of the Series B convertible redeemable preferred stock pursuant to Proposal 2 will not recognize gain or loss upon such exchange.


     The federal income tax consequences of the Series B convertible redeemable preferred stock conversion are discussed more fully beginning on page 57 under "Proposal 2 -- Certain Federal Tax Consequences."

Who are the current owners of the Series B preferred stock?

     In February 2000, we issued approximately 1,200,000 shares of Series B convertible redeemable preferred stock in an underwritten public offering in order to raise capital. Our Series B convertible redeemable preferred stock is currently traded on the American Stock Exchange under the symbol FNT.PR. As of October 31, 2003, there were 14 holders of record of our Series B convertible redeemable preferred stock and approximately 412 beneficial owners of our Series B convertible redeemable preferred stock. In addition, Stephen J. Cole-Hatchard, who is our Chief Executive Officer and a member of our board of directors, and William Barron, who also is a member of our board of directors, each own shares of Series B convertible redeemable preferred stock. See "Proposal 2 - Interests of Certain Persons in Series B Mandatory Conversion Proposal" on page 55.

What is Proposal 3?

     Proposal 3 relates to the adoption of amendments to our certificate of incorporation authorizing the following:

     o a reverse stock split in which all outstanding shares of our common stock would be exchanged at a ratio of two-for-three; and

     o an increase in the number of authorized shares of common stock from 25,000,000 shares to 100,000,000 shares.

What is the purpose of the reverse stock split?

     Our primary objective in proposing the reverse split is to attempt to raise the per share trading price of our common stock. The closing bid price of our common stock has been below $1.00 per share since October 3, 2000. On October 31, 2003, the closing price was $0.42. We are also proposing the reverse split because our board of directors believes that decreasing the number of shares of our outstanding common stock will improve the investing public's perception of the company.

     Our board of directors believes that the low per share market price of the common stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of Frontline generally. Theoretically, decreasing the number of shares of common stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. The presence of these negative perceptions may be adversely affecting, and may continue to adversely affect, not only the pricing of our common stock, but also its trading liquidity. In addition, these perceptions may affect our commercial business and our ability to raise additional capital through the sale of stock or the cost of debt we may incur.


What are the material federal income tax consequences of the reverse stock split?


     Frontline believes that the reverse stock split pursuant to Proposal 3 will constitute a recapitalization for federal income tax purposes, and that holders of Frontline common stock will not recognize gain or loss in connection with the reverse stock split, except to the extent of cash received in lieu of fractional shares of Frontline common stock. The federal income tax consequences of reverse stock split are discussed more fully beginning on page 60 under "Proposal 3 -- The Reverse Split."


What effects will the proposed issuances of common stock have on stockholders?


     The proposed issuance of common stock upon conversion of the Series B convertible redeemable preferred stock, Series E convertible preferred stock and Series D convertible preferred stock will dilute the percentage ownership interest of our existing stockholders. Assuming the effectiveness of the proposed two-for-three reverse stock split, as of October 31, 2003, we had 8,078,320 shares of common stock outstanding, and if our stockholders approve Proposal 1, Proposal 2 and Proposal 3, 134,445 of the 220,000 outstanding shares of Series E convertible preferred stock will be converted into approximately 13,344,514 shares of our common stock (and the remaining shares of Series E convertible preferred stock will remain outstanding and subject to optional conversion), all 35,500 outstanding shares of Series D convertible preferred stock will be converted into 3,550,000 shares of our common stock and all 496,445 outstanding shares of Series B convertible redeemable preferred stock will be converted into 1,985,780 shares of our common stock. Again assuming the effectiveness of the proposed two-for-three reverse stock split, we will then have approximately 26,958,614 shares of common stock outstanding. The common stock issued upon conversion of the Series E convertible preferred stock will represent no more than 49.5% of the outstanding common stock at any time. The common stock issued upon conversion of the Series D convertible preferred stock, upon its initial conversion, will represent approximately 13.1% of the outstanding common stock; and the common stock issued upon conversion of the Series B convertible redeemable preferred stock, upon its initial conversion, will represent approximately 7.4% of the outstanding common stock. On a pro forma combined basis, the diluted net loss per common share for the six months ended June 30, 2003 would have been $0.01, and the diluted net income per common share for the year ended December 31, 2002 would have been $0.05 (after giving effect to Proposals 1, 2 and 3). See "Unaudited Pro Forma Combined Statement of Operations for the Six Months Ended June 30, 2003" on page F-62 and "Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2002" on page F-63. Please see the section entitled "Proposal 6 - Voting Security Ownership of Certain Beneficial Owners and Management" beginning on page 76 for further information on the effects of the conversion of the Series B convertible redeemable preferred stock, Series E convertible preferred stock and the Series D convertible preferred stock.

     The following table illustrates the dilutive effects upon the holders of our common stock of the conversion of our Series B convertible redeemable preferred stock, Series E convertible preferred stock and Series D convertible preferred stock.



                                                Number of Shares Owned      Percentage of ownership
                                              -------------------------     -----------------------
                                                                As
                                                Actual      Adjusted(1)     Actual   As Adjusted(1)
                                              ----------   ------------     ------   --------------
Existing common stockholders                  12,117,480      8,078,320      100.0%       30.0%
Series B convertible redeemable preferred
   stockholders                                       --      1,985,780         --         7.4%
Series E convertible preferred stockholders           --     13,344,514(2)      --        49.5%
Series D convertible preferred stockholders           --      3,550,000         --        13.1%
                                              ----------   ------------     ------       -----
Total shares issued and outstanding           12,117,480     26,958,614      100.0%      100.0%
                                              ==========   ============     ======       =====


----------

     (1) As adjusted to give effect to the conversion of the Series B convertible redeemable preferred stock, Series E convertible preferred stock and Series D convertible preferred stock and the proposed two-for-three reverse split.

     (2) Additional shares of the Series E convertible preferred stock will be optionally convertible to common stock if and when the percentage ownership interest of the former stockholders of Provo falls below 49.5%, subject to a maximum of 22,000,000 shares.



     The following table sets forth certain information relating to the beneficial ownership of shares of our common stock by each person or entity known by us who, upon approval of Proposals 1, 2 and 3, will own beneficially 5% or more of the outstanding common stock after the conversion of Series B convertible redeemable preferred stock, Series E convertible preferred stock and Series D convertible preferred stock and the proposed two-for-three reverse split.



                                                                     Percentage of
Beneficial Owner                                                       Ownership
----------------                                                     -------------
Stephen J. Cole-Hatchard, Chief Executive Officer, Frontline (1)          6.6%
Ventura Martinez Del Rio, Sr., Chairman, Frontline (2)                   37.1%
Ventura Martinez Del Rio, Jr., President of Provo and director (2)       12.4%



(1) Includes 201,333 shares (on a post reverse-split basis) issuable upon exercise of options.

(2) Ventura Martinez del Rio, Sr. is the father of Ventura Martinez del Rio, Jr.




What is the purpose of the proposed increase in the number of our authorized shares of common stock?

     The number of shares of our common stock reserved for future issuance exceeds the number of shares authorized for issuance by 32,305,393 shares. We are proposing to increase the total number of our authorized shares of common stock to 100,000,000 so that we will have sufficient authorized but unissued common stock to permit conversion and exercise of all of our currently outstanding securities, to enable us to sell shares of our common stock pursuant to our common stock purchase agreement with Fusion Capital and in addition enable us to respond quickly to opportunities to raise capital in public or private offerings and issue shares in business combinations.

What is Proposal 4?

     Proposal 4 relates to the adoption of an amendment to our certificate of incorporation changing our name from "Frontline Communications Corporation" to "Provo International, Inc."

Why are we proposing to change our corporate name?

     As a result of our acquisition of Provo, the preponderance of our revenues are now derived from its operations, and we expect that this will continue to be the case in the future. In addition, we believe our the growth of our business will stem largely from growth in Provo's operations. Therefore, we believe that it the name "Provo International, Inc." will more accurately reflect the nature of our operations for the foreseeable future.

What is Proposal 5?

     Proposal 5 relates to the approval of our stock purchase agreement with Fusion Capital.

What are the principal terms of the stock purchase agreement with Fusion
Capital?

     To raise additional capital to fund our operations, on July 1, 2003, we entered into a common stock purchase agreement with Fusion Capital Fund II, LLC, whereby Fusion Capital agreed to purchase on each trading day during the term of the agreement, $16,250 of our common stock or an aggregate of $13,000,000. Copies of the Fusion Capital transaction documents are included herein as Annex
H. The $13,000,000 of common stock is to be purchased over a 40-month period, subject to earlier termination at our discretion. The purchase price of the shares of common stock will be equal to a price based upon the future market price of the common stock without any fixed discount to the market price. Fusion Capital does not have the right or the obligation to purchase shares of our common stock in the event that the price of our common stock is less than $0.25. The sale of our common stock to Fusion Capital will commence on or after satisfaction of customary conditions outside the control of Fusion Capital, including the Securities and Exchange Commission declaring effective a registration statement registering the shares issuable to Fusion Capital under the agreement.

Why are we seeking stockholder approval of Proposal 5?

     We are seeking stockholder approval of the financing transactions with Fusion Capital in order to comply with the rules of the American Stock Exchange, which require stockholder approval in connection with a transaction involving the issuance or potential issuance of common stock, or securities convertible into or exercisable for common stock, equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock. The sale of shares to Fusion Capital under the first stock purchase agreement, each could result in an issuance of more than 20% of our common stock outstanding before the issuance, and may be deemed to have been issued for less than the greater of book or market value of the subject common stock. Consequently, pursuant to Proposal 5, we are seeking stockholder approval of the transaction with Fusion Capital. By approving the transaction with Fusion Capital, you are also approving our right to enter into a second common stock purchase agreement and issue and sell to Fusion Capital up to an additional $13,000,000 of our common stock. Neither applicable law or our organizational documents require stockholder approval of the transaction with Fusion Capital.

What will happen if Proposals 1, 2, 3, 4, and/or 5 are not approved?

     If our stockholders do not approve Proposal 1 and Proposal 3 by January 31, 2004, the Series E convertible preferred stock will remain outstanding on a non-convertible, non-voting basis, and the $20,000,000 secured promissory note issued to the former Provo stockholders will become due and payable in accordance with its terms. As described in more detail below under "Proposal 1 - Secured Note Rights and Preferences," beginning on page 28, the note will have economic terms which we believe are considerably less favorable to us than the terms of our common stock. We anticipate that, if stockholder approval of Proposals 1, 2 and 3 is not received, we will enter into negotiations with the former stockholders of Provo and attempt to settle our obligations under the note. Possible settlement scenarios include reducing the amount due under the note, extending the term of the note and/or offering certain collateralized assets, such as the Provo stock, as full satisfaction of the note.

     If our stockholders do not approve Proposal 1 and Proposal 3 by January 31, 2004, the Series D convertible preferred stock will remain outstanding on a non-convertible, non-voting basis, but no other consideration will accrue to the holders of the Series D convertible preferred stock.


     If our stockholders do not approve Proposal 2 and Proposal 3, the Series B convertible redeemable preferred stock will remain outstanding in accordance with its existing terms and conditions. If the Series B convertible redeemable preferred stock remains outstanding, we do not expect that we will be able to maintain the listing of the Series B convertible redeemable preferred stock on the American Stock Exchange.


     The failure of our stockholders to approve Proposal 4 would have no effect on our ability to implement any of the other Proposals.

     If Proposal 5 is not approved, our stock purchase agreement with Fusion Capital will terminate without giving rise to any liability for us or Fusion Capital, and we will need to find another source or sources of the capital that we plan to obtain through our stock purchase agreement with Fusion Capital.

     Failure to obtain approval of any of Proposals 1 through 5 will have no effect on our acquisition of Provo, which has already been completed.

How are Proposals 1 through 5 related?

     If Proposal 1 or Proposal 2 but not Proposal 3 were to be approved by the stockholders, we would lack sufficient authorized and unissued common stock to permit the conversion of up to 220,000 shares of Series E convertible preferred stock, all of the Series D convertible preferred stock or Series B convertible redeemable preferred stock. Accordingly, unless our stockholders approve Proposal 3, we will be unable to effect Proposal 1 or Proposal 2. In addition, we will not necessarily implement Proposal 4 if our stockholders fail to approve Proposal 1.

     If Proposal 5 but not Proposal 3 were to be approved by the stockholders, we would lack sufficient authorized and unissued common stock to permit the issuance of all necessary shares of common stock to Fusion Capital pursuant to the stock purchase agreement. Accordingly, unless our stockholders approve Proposal 3, we will be unable to effect Proposal 5.

Who is entitled to vote on Proposals 1 through 5?

     Only the holders of shares of our common stock as of October 31, 2003, the record date for the annual meeting, are entitled to vote on Proposal 1, Proposal 3, Proposal 4, Proposal 5, Proposal 6 and Proposal 7. No one else is entitled to vote on such Proposals. Both the holders of shares of our common stock and of our Series B convertible redeemable preferred stock as of October 31, 2003 are entitled to vote on Proposal 2. No one else is entitled to vote on Proposal 2.

What vote is required to approve Proposal 1, Proposal 2, Proposal 3, Proposal 4 and Proposal 5?

     Under the certificates of designation of the Series E convertible preferred stock and the Series D convertible preferred stock, and under the American Stock Exchange rules, approval of Proposal 1 requires the affirmative vote of the majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent a majority of all outstanding securities entitled to vote on the proposal.


     Under Delaware law, approval of Proposal 2 requires the affirmative vote of the holders of not less than a majority of the outstanding Series B convertible redeemable preferred stock, voting separately as a class, and the affirmative vote of the holders of not less than a majority of the outstanding common stock, voting separately as a class.

     Under Delaware law, approval of Proposal 3 requires the affirmative vote of the holders of not less than a majority of the outstanding common stock.


     Under the American Stock Exchange rules, approval of Proposal 5 requires the affirmative vote of the majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent a majority of all outstanding securities entitled to vote on the proposal.


What is our board of directors' recommendation on how to vote?


     Our board of directors unanimously recommends a vote FOR Proposal 1, FOR Proposal 2 and FOR Proposal 3, FOR Proposal 4, FOR Proposal 5, FOR Proposal 6 and FOR Proposal 7.


What do I need to do now?


     First, read this proxy statement carefully. Then, as soon as possible, you should submit your proxy by executing and returning the enclosed proxy card. Your shares represented by proxy will be voted in accordance with your directions. Under American Stock Exchange rules, brokers who hold shares in street name for customers have the authority to vote such shares on Proposal 6 and Proposal 7 (but not Proposals 1 through 5) if they do not receive specific instructions from the beneficial owners.


Who can help answer questions I may have?


     If you have any questions concerning any of the proposals described herein or any other matters relating to the annual meeting, if you would like additional copies of the proxy statement or if you will need special assistance at the meeting, please call Amy Wagner-Mele, our Secretary, at (845) 623-8553.


                                   ----------

     The information provided above is merely a brief description of material information contained in this proxy statement. You should read this proxy statement in its entirety.

                                   ----------

                                  RISK FACTORS

     In addition to the other information provided or incorporated by reference in this document, you should consider the following information carefully.

Risks Related to Our Acquisition of Provo

If our stockholders fail to approve Proposal 1 and Proposal 3, we will incur significant additional liabilities.


     If our stockholders do not approve Proposal 1 and Proposal 3 by January 31, 2004, the Series E preferred stock will remain outstanding on a non-convertible, non-voting basis, and the $20,000,000 note issued to the former stockholders of Provo will become due and payable in accordance with its terms. The note will become due and payable in full on the fifteenth day following the earlier of January 31, 2004 or the date upon which our stockholders reject Proposal 1 and/or Proposal 3. The note is secured by substantially all of our assets, including the capital stock of Provo. In the event that we are unable to pay the note as it becomes due, the former stockholders of Provo may initiate actions against us, which may include foreclosure on their collateral consisting of substantially all of our assets. We do not believe that the collateral underlying the $20,000,000 note is sufficient to satisfy the note. If the collateral is insufficient to satisfy our obligation under the note, and we are unable to negotiate a settlement with the former stockholders of Provo, we may be forced to seek bankruptcy protection. We believe that the significant additional liabilities that we will incur if our stockholders fail to approve Proposals 1 and 3 will have a material adverse effect on our business and the interests of our stockholders.

The former stockholders of Provo will control a substantial amount of our common stock.

     If our stockholders approve Proposal 1 and Proposal 3, 10,008,385 shares (approximately 37.1%) of our common stock will be held by Ventura Martinez del Rio, Sr. and 3,336,129 shares (approximately 12.4%) of our common stock will be held by his son, Ventura Martinez del Rio, Jr. In addition, Mr. Martinez del Rio, Sr. will retain 64,916 shares of our Series E convertible preferred stock, optionally convertible into 6,491,615 shares of our common stock, and Mr. Martinez del Rio, Jr. will retain 21,639 shares of our Series E convertible preferred stock, optionally convertible into 2,163,871 shares of common stock, in each case subject to the 49.5% ownership limitation described above.


We may not successfully integrate and manage the operations of Provo, which could adversely affect future earnings.


     As a result of our acquisition of Provo, Provo has become our wholly-owned subsidiary. Provo has an operating history, but not under Frontline management. Failure to manage the combined company successfully may negatively affect our operating results. The risks of this acquisition include the following:


     o management will have to divert time, attention and resources to integrate the businesses;

     o Provo may have unexpected problems or risks in operations, personnel, technology or credit;

     o    we may lose Provo's current customers or employees;

     o new management may not work smoothly with existing employees or customers;

     o the assimilation of new operations, sites and personnel could divert resources from existing operations;

     o management may be unable to operate successfully in an international environment; and

     o we may have trouble instituting and maintaining uniform standards, controls, procedures and policies.

     We can make no assurances that we will be able to successfully integrate acquired businesses or operations that we have acquired, including Provo, or that we may acquire in the future. In addition, we may not achieve the anticipated benefits from our acquisitions. If we fail to achieve the anticipated benefits from such acquisitions, we may incur increased expenses and experience a shortfall in our anticipated revenues and we may not obtain a satisfactory return on our investment.

We have a history of losses prior to the acquisition of Provo and anticipate that we may incur losses in the future.

     Since our inception and prior to our acquisition of Provo, we have incurred significant losses. For the years ended December 31, 2001 and 2002, our net losses were $7,029,287 and $787,525, respectively. Although Provo has been a profitable company for a number of years, we have little experience as a combined company and we may not be able to achieve profitability as a combined business. Moreover, we intend to engage in additional strategic acquisitions in the future. Future acquisitions may reduce our profitability. We can make no assurances that we will achieve or sustain profitability as a combined company or generate sufficient operating income to meet our working capital, capital expenditure and debt service requirements, and if we are unable to do so, this would have a material adverse effect on our business, financial condition and results of operations.

We may not realize anticipated operating efficiencies, which could hurt our profitability.

     As a result of our acquisition of Provo, we expect to improve our operations by reducing costs, expanding services and integrating administrative functions. We may not realize these operating efficiencies or may not realize them as soon as anticipated. If we do not realize operating efficiencies as anticipated, our profitability may be adversely affected.

Unanticipated costs relating to our acquisition of Provo could reduce our future results of operations.

     We believe that we have reasonably estimated the likely costs of integrating the operations of Frontline and Provo. However, the possibility exists that unexpected transaction costs such as taxes, fees or professional expenses, or unexpected future operating expenses such as increased personnel costs or increased taxes, as well as other types of unanticipated adverse developments, could have a material adverse effect on the results of operations and financial condition of the combined company. If unexpected costs are incurred, the acquisition could adversely affect our results of operations and earnings per share.

Frontline and Provo have incurred and will continue to incur significant transaction expenses and integration-related costs in connection with the acquisition transaction.

     Frontline and Provo expect to incur charges to operations to reflect costs associated with combining the operations of the two companies and transaction fees and other costs related to our acquisition of Provo. Some of these costs will be expenses subsequent to the consummation of our acquisition of Provo and will adversely affect the results of the combined company and could adversely impact the market price of our common stock. In connection with the transaction, Frontline and Provo anticipate expenses of approximately $500,000. Integration-related costs will be recognized as those actions take place subsequent to our acquisition of Provo. There can be no assurance that realization of efficiencies anticipated from the integration of the businesses, will offset additional expenses in the near term, or at all.

Risks Related to Our Business

Competition is significant in all of our lines of business and is expected to intensify.

     The market for each of our current and expected products and services is intensely competitive, and we expect that competition will intensify in the future. There are no substantial barriers to entry, and these industries are characterized by rapidly increasing numbers of new market entrants and new products and services.


     Provo's three closest competitors in Mexico - Tarjetas del Noreste, Impulsora de Mercados and Distribuidora Dana - each account for approximately 6-7% of the market share for prepaid calling cards in Mexico, compared to Provo's 10% market share. More than 100 resellers of prepaid calling time currently canvass the market in Mexico. Our competitors for Internet access services in the United States include international and national telecommunications providers, such as America Online, Time Warner Cable, Verizon, Earthlink, United Online (NetZero and Juno brands) and Covad Communications, as well as regional Internet service providers, such as Best Web Corporation, Fastnet Inc. and LogicalNet Corporation. Our national competitors have significantly greater financial, technical, marketing and other resources than we do, and our share of the market compared to theirs is too small to quantify. We believe that our market share in the region in which we operate is less than 1%. Many of our current and future competitors possess a wide range of products and collective new product development capabilities that exceed ours. For example, some of our competitors, such as Time Warner Cable, offer access to the Internet via cable modem. We do not possess the technical capability to offer such a service.

     Increased competition could result in significant price competition, which in turn could result in significant price reductions in some of our product offerings, most notably Internet access and web hosting. In addition, increased competition for new customers could result in increased sales and marketing expenses and related customer acquisition costs, which could materially adversely affect our operating results. We may not have the financial resources, technical expertise or marketing and support capabilities to compete successfully, and the software, services or technologies developed by others may render our products, services or technologies obsolete or less marketable.

We are dependent on many vendors and suppliers and their financial difficulties may adversely affect our business.

     We depend on many vendors and suppliers to conduct our business. For example, Provo purchases prepaid calling cards exclusively from Telmex and Telcel. If either entity terminated its relationship with Provo, Provo would not have access to its principal products and its primary source of revenue would be adversely affected. While Provo may be able to purchase prepaid calling cards from other regional Mexican telecommunications providers, it is unlikely that they could re-establish themselves as a leading distributor of prepaid calling cards if Telmex or Telcel refused to do business with them.

     We purchase telecommunications services from various telecommunications companies and competitive local exchange carriers in the United States, such a Covad Communications, Focal Communications and DSL.net, Inc. Many of these third parties have experienced substantial financial difficulties in recent months, including difficulty in raising the necessary capital to maintain their operations and in some cases leading to bankruptcies and liquidations. To the extent that we rely on these third parties for services we need in order to sell our products, the financial difficulties of these companies could have a material adverse effect on our business and prospects. While we may be able to obtain comparable services from other telecommunications providers in the event any of our suppliers ceased to supply us with services, there can be no assurance that we could obtain replacement services at prices which would allow us to maintain our profit margins.

We may not be able to maintain our profitability if our suppliers reduce their commissions or if they cease doing business with us.

     Our business substantially depends on the availability of pre-paid calling cards and the discounts and commissions given to us by Telmex and Telcel. Access to calling-cards is obtained through short-term agreements that our providers can terminate, significantly modify or elect not to renew.

     Our operating margins are sensitive to variations in whole-sale commissions given by Telmex and Telcel. Any or all of our current suppliers could decide to reduce whole-sale commissions, which would prevent us from distributing large numbers of cards and would materially reduce our business operations and profitability.

Our sales could be adversely affected if we lose any of our largest customers, if they materially reduce their reliance on distributors or if they are unable to pay amounts due.

     If any of our largest customers in Mexico were to stop or materially reduce their purchasing from us, or were unable to pay our invoices, our financial results could be adversely affected. During fiscal 2002, Provo's top five customers in the aggregate accounted for approximately 17% of Provo's sales. We generally do not have long term contracts with our retailer customers or minimum purchase requirements. In addition, there is the possibility that our larger customers could bypass distributors and begin purchasing calling cards directly from Telmex or Telcel. The concentration of sales to our largest customers also exposes us to credit risks associated with the financial viability of our customers. We believe that our sales to our largest customers will continue to represent a significant portion of our sales.

We depend on strategic relationships with third parties.

     We depend on agreements and arrangements with a variety of third party partners, including, Telmex, Telcel and our network of distributors in Mexico as well as certain providers of high-speed access capability and other competitive local exchange carriers in the United States. The loss of any of our existing strategic relationships or any inability to create new strategic partnerships in the future would cause disruptions to our business, reduce any competitive advantages that these relationships may provide over our competitors and adversely affect our ability to expand our operations. In addition, some of the third parties with which we seek to enter into relationships may view us as a competitor and refuse to do business with us.

We have numerous sub-distributors in Mexico and they may divert or delay net sales receipts from the point of sale.

     Provo relies on its large network of sub-distributors to collect a substantial portion of its revenues. Should any of these sub-distributors decide to or attempt to divert or delay their remittance to Provo, Provo's need for consistent interim cash flow would be adversely affected. Moreover, we may not be able to recover the diverted funds. Significant diversions or delays in receipts of funds by Provo, could have a material adverse effect on our business, financial condition and results of operations.

A disruption in the operations of our key shippers could cause a decline in our sales or a reduction in our earnings.

     We are dependent on a number of commercial freight carriers to deliver our products to our sub-distributors and customers. If the operations of these carriers are disrupted for any reason, we may be unable to deliver our products to our customers on a timely basis. If we cannot deliver our products in an efficient and timely manner, our sales and profitability will suffer. While the choice of carriers is a fact based determination depending on a customer's characteristics, we currently rely on Autobuses Estrella Blanca, S.A. de C.V. to deliver approximately 42% of our products.

We are dependent on effective billing, customer service and information systems and we may have difficulties in developing, maintaining and enhancing these systems.

     Sophisticated back office information and processing systems are vital to our growth and our ability to control and monitor costs, bill and service customers, initiate, implement and track customer orders and achieve operating efficiencies. Since our inception, we have also been engaged in developing and integrating our essential information systems consisting of our billing system, our sales order entry system and our customer implementation system. In addition, we continue to integrate the systems of each of our acquired businesses, including Provo. These are challenging projects because all of these systems were developed by different vendors and must be coordinated through custom software and integration processes. Our sales and other core operating and financial data are generated by these systems and the accuracy of this data depends on the quality and progress of the system integration project. Although we have made progress in our system integration efforts, we have not completed it and we may experience additional negative adjustments to our financial and operating data as we complete this effort. These adjustments have not had a material adverse effect on our financial or operating data to date but until we complete the entire project we cannot assure you that any such adjustments arising out of our systems integration efforts will not have a material adverse effect in the future. If we are unable to develop, acquire and integrate our operations and financial systems, our customers could experience delays in delivery of products or services, billing issues and/or lower levels of customer service. We also cannot assure you that any of our systems will be successfully implemented on a timely basis or at all or will perform as expected. Our failure to successfully implement these systems would have a material adverse effect on our business and prospects.

In order to remain profitable, we will need to implement our business plan successfully, including increasing our customer bases in Mexico and the United States and incorporating new lines of business in an effective manner.

     The success of our business plan depends upon our ability to retain and increase our customer base for prepaid calling cards; attract and retain significant numbers of customers for our Internet business; and consolidate new lines of business on a timely and cost effective basis. At the same time, we will need to hire and retain skilled management, technical, marketing and other personnel and continue to expand our product and service offerings. We may not be able to implement our business plan successfully, and we may also encounter unanticipated expenses, problems or technical difficulties which could materially delay the implementation of our business plan.

     We have recently expanded our marketing focus and have begun to offer additional products and services, both of which may place a significant strain on us. The expansion of our product offerings will continue to place significant demands on the time and attention of our senior management and involve significant financial and other costs, including marketing and promoting our new products and services and hiring personnel to provide these new services. We may not be able to enter new markets and offer new services successfully, and we may not be able to undertake these activities while maintaining sufficient levels of customer service to retain our existing customers, either of which would have a material adverse effect on us, our reputation and our operations.

Our inability to manage our growth effectively could adversely affect our business.

     Our future performance depends on our ability to continue to sell our products, effectively roll-out our proposed products and services, implement our business strategy and effectively manage our growth. Our planned growth and expansion will place significant demands on our management and operations. Our ability to manage this growth successfully will depend on:

     o expanding our management resources, infrastructure, information and reporting systems and controls;

     o expansion, training and management of our employee base, including attracting and retaining skilled personnel;

     o    evaluating new markets;

     o    evaluating new acquisition opportunities;

     o    monitoring operations; and

     o    controlling costs.

     If we are not successful in managing our growth effectively or maintaining the quality of our service, our business, financial condition and results of operations could be materially adversely affected.

Our Mexican subsidiaries conduct a majority of our operations and own a majority of our operating assets.

     Our Mexican subsidiaries conduct a majority of our operations, account for a majority of our revenues and own a majority of our operating assets. As a result, our ability to make any dividend payments on our common stock depends on the performance of the businesses owned by our subsidiaries and such subsidiaries' ability to distribute funds to us. Under Mexican law, Mexican companies must retain part of their profits to establish certain legal reserves prior to distributing any dividends to their stockholders. In addition, any dividends received from our subsidiaries in Mexico may be subject to withholding taxes in Mexico.


     The rights of holders of our common stock may be subordinated to the rights of our subsidiaries' lenders. A default by a subsidiary under its debt obligations would likely result in a block on distributions from the affected subsidiary to us. In the event of bankruptcy, liquidation or dissolution of a subsidiary and following payment of its liabilities, our subsidiary may not have sufficient assets remaining to make payments to us as a stockholder or otherwise. As of September 30, 2003, Provo and its subsidiaries had outstanding indebtedness, excluding payables to related parties, of approximately $8.1 million.


We are heavily dependent on our senior management.

     We believe that the success of our business strategy and our ability to operate profitably depend on the continued employment of our senior management team. Our business is managed by a small number of key management and operating personnel who have been involved in our operation in the United States and the operation of our subsidiaries in Mexico. As we pursue our strategy to grow through acquisitions our need for qualified personnel may increase further. Competition for qualified personnel is intense, and we cannot assure you that we will be able to retain our key employees or that we can attract or retain other qualified personnel in the future. We only maintain key person life insurance for $1,000,000 each on the lives of Stephen Cole-Hatchard and Nicko Feinberg.


We require additional financing in order to fund working capital requirements, capital expenditures and general corporate expenses.

     Our current cash flow is insufficient to fund working capital requirements, capital expenditures and general corporate expenses. Our ability to fund these requirements is therefore dependent upon our securing additional sources of financing, such as the Fusion Capital transaction. If we are unable to consummate this transaction we will not be able to meet our operating capital needs on an ongoing basis. In addition, the Fusion Capital transaction may be terminated if we default under the terms of our agreement with Fusion Capital. For a summary of the terms of our agreement with Fusion Capital, see Proposal 5 beginning on page 67.


Risks Related to Our Stock

Our substantial leverage could adversely affect our ability to run our business.


     Our total outstanding indebtedness as of September 30, 2003 was approximately $8.9 million, substantially all of which is secured indebtedness. Of this amount, we were obligated to pay approximately $425,000 to IIG Equity Opportunities Fund, Ltd. on October 3, 2003, and are obligated to pay 40,000,000 pesos ($3,660,590 at the current exchange rate) to Telmex on November 10, 2003. We are currently in negotiations with Telmex to restructure this debt so that it is payable within a longer term. We lack the funds to pay these obligations when they become due. If we cannot generate sufficient cash flow or otherwise obtain the funds necessary to make required payments on our indebtedness, or if we otherwise fail to comply with the various covenants governing our indebtedness, we will be in default under the terms of our indebtedness. If we are in default, the holders of certain of our indebtedness may accelerate the maturity of the specific indebtedness which could cause us to default on other debt obligations. In addition, if we are in default, Telmex may suspend delivery of prepaid calling cards to us.

     Therefore, in order to satisfy our debt obligations, we are currently pursuing additional sources of financing, including potential sources for debt and equity financing (or a combination of the two), and are exploring the possibility of selling some of our assets (such as our dial-up subscriber base), so that we will have sufficient funds to pay our debts as they become due. There can be no assurance, however, that such financing will be available on terms that are acceptable to us, or on any terms. Our ability to arrange financing and the cost of the financing will depend on many factors including:


     o    general economic and capital markets conditions;

     o    conditions in the retail, telecommunications and Internet industries;

     o    regulatory developments;

     o investor confidence and credit availability from banks and other lenders;

     o    the success of our business plan; and

     o    tax and securities laws that affect raising capital.

     If we cannot obtain the additional funding we require, we will make substantial reductions in the scope and size of our operations, in order to conserve cash until such funding is obtained. We also may be required to seek protection under the bankruptcy laws.

We have a significant number of outstanding options and warrants which could depress the market price of our common stock and could interfere with our ability to raise capital in the future.


     As of October 31, 2003, we had outstanding options and warrants to purchase 3,286,200 shares of our common stock at exercise prices ranging from $0.08 to $8.50 per share. To the extent that the outstanding options or warrants are exercised, dilution to the percentage of ownership of our stockholders will occur. Any sales in the public market of the shares underlying such options and warrants may adversely affect prevailing market prices for our common stock. Moreover, the terms upon which we will be able to obtain additional equity capital may be adversely affected, since the holders of outstanding options and warrants can be expected to exercise them at a time when we would in all likelihood be able to obtain any needed capital on terms more favorable to us than those provided in the outstanding options and warrants.

Conversion of the Series B convertible redeemable preferred stock, Series E convertible preferred stock and Series D convertible preferred stock will result in substantial dilution.

     Under this proxy solicitation we are requesting our stockholders to consider and vote upon, among other things, the issuance of shares of our common stock upon conversion of the Series B convertible redeemable preferred stock, Series E convertible preferred stock and Series D convertible preferred stock. Subject to such stockholder approval, such Series B convertible redeemable preferred stock, Series E convertible preferred stock and

Series D convertible preferred stock will be converted into a total of 18,880,294 shares of common stock (after giving effect to the proposed two-for-three reverse stock split). Holders of common stock will therefore experience dilution of their investment upon conversion of our Series B convertible redeemable preferred stock, Series E convertible preferred stock and Series D convertible preferred stock. In addition, if Proposals 5 is approved, we may issue up to 10,000,000 additional shares of common stock to Fusion Capital, thereby resulting in further dilution of our common stockholders' interests.


The reverse stock split may have a negative impact on stockholders who own less than 100 shares.


     The reverse stock split might result in some stockholders owning "odd lots" of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares. The possibility also exists that stockholder liquidity may be adversely affected by the reduced number of shares which would be outstanding if the reverse split is effected, particularly if the price per share of the common stock begins a declining trend after the reverse split is effected.


Our stock price has been volatile and future sales of substantial numbers of our shares could have an adverse affect on the market price of our shares.

     The market price of shares of our common stock has been volatile. The price of our common stock may continue to fluctuate in response to a number of events and factors, such as:

     o    our ability to maintain and increase our profitability;

     o    changes in revenues and expense levels;

     o the amount of our cash resources and our ability to obtain additional funding;

     o    our ability to service our debt;

     o announcements of new lines of business, business developments, technological innovations or new products by us or our competitors;

     o    changes in government regulation; and

     o    the success of the integration of past and future acquisitions.

     Any of these events may cause the price of our shares to fall, which may adversely affect our business and financing opportunities. In addition, the stock market in general and the market prices for Internet companies in particular have experienced significant volatility that often has been unrelated to the operating performance or financial conditions of such companies. These broad market and industry fluctuations may adversely affect the trading price of our stock, regardless of our operating performance or prospects.

Future sales of our stock by insiders may adversely affect our stock price.

     Many of our outstanding shares are "restricted securities" under the federal securities laws, and such shares are or will be eligible for sale subject to restrictions as to timing, manner, volume, notice and the availability of current public information regarding Frontline. Upon approval of Proposal 1, Proposal 2 and Proposal 3, a significant majority of our common stock will be held by the former stockholders of Provo and by our founding management team. Sales of substantial amounts of stock in the public market or sales of stock by our insiders or the perception that these sales could occur, could depress the prevailing market price for all of our securities. Sales of substantial amounts of stock by these stockholders in the public market may also make it more difficult for us to sell equity securities or equity-related securities in the future at a time and price that we deem appropriate and, to the extent these sales depress our common stock price.

Our stock may be delisted from the American Stock Exchange, and that could affect its market price and liquidity.


     We are required to meet certain financial tests to maintain the listing of our common stock on the American Stock Exchange. The American Stock Exchange has advised us that, our acquisition of Provo, as currently structures, does not require review under the new listing standards of the exchange. The combined company is required to meet the standards set forth by the exchange for continued listing. If our stock price, stockholder's equity, income or market cap were to fall below the standards set by the exchange, we may not be able to maintain our American Stock Exchange listing. If we do not remain listed on the American Stock Exchange, the market price and liquidity of our common stock could be impaired. The delisting of our common stock could also deter broker-dealers from making a market in or otherwise generating interest in our common stock and could adversely affect our ability to attract investors in our common stock and raise additional capital. As a result of these factors, the value of our common stock could decline significantly, and our stockholders could lose some or all of their investment.


Risks Related to Operating in Foreign Markets

Our business in Mexico presents unique economic and regulatory risks.

     A significant portion of our assets and revenues are and will be located in Mexico. Our business, therefore, is affected by prevailing conditions in the Mexican economy and is, to a significant extent, vulnerable to economic downturns and changes in government policies. The Mexican government exercises significant influence over many aspects of the Mexican economy. Accordingly, the Mexican government's actions and the policies established by legislative, executive or judicial authorities in Mexico may affect the Mexican economy. We cannot assure you that future economic, political or diplomatic developments in or affecting Mexico will not:

     o impair our business, results of operations, financial condition and liquidity (including our ability to obtain financing);

     o materially and adversely affect the market price of our securities (including the shares of our common stock); or

     o    negatively affect our ability to meet our obligations.

We operate in foreign markets and are exposed to risks in those markets that may adversely affect our performance.

     Our growth strategy involves operations in several new international markets. The following are certain risks inherent in doing business on an international level, any of which could have a material adverse effect on our business, financial condition and results of operations:

     o regulatory limitations restricting or prohibiting us from providing our services or selling our products;

     o unexpected changes in regulatory requirements, tariffs, customs, duties and other trade barriers;

     o    difficulties in staffing and managing foreign operations;

     o    political risks;

     o fluctuations in currency exchange rates and restrictions on repatriation of earnings;

     o    delays from customers or government agencies;

     o    dependence upon local suppliers in international markets;

     o potentially adverse tax consequences resulting from operating in multiple jurisdictions with different tax laws; and

     o an economic downturn in the countries in which we expect to do business.

A majority of our revenues are received in foreign currencies. Changes in current exchange rates could adversely affect our business.

     We generate a majority of our revenues in currencies other than the U.S. dollar, and thus are subject to fluctuations in exchange rates. We may become subject to exchange control regulations that might restrict or prohibit the conversion of our revenue into U.S. dollars. The occurrence of any such factors could have a material adverse effect on our business, financial condition and results of operations as well as our ability to service our dollar denominated liabilities.

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

                           FORWARD LOOKING STATEMENTS

     This proxy statement contains forward-looking statements, including statements about the continued strength of our business and opportunities for future growth. We believe that our expectations are reasonable and are based on reasonable assumptions. However, such forward-looking statements by their nature involve risks and uncertainties. We caution that a variety of factors, including but not limited to the following, could cause our business and financial results to differ materially from those expressed or implied in forward-looking statements: our ability to successfully integrate Provo and its business; our highly leveraged position; our ability to service our debt; deterioration in current economic conditions; our ability to pursue business strategies; pricing pressures; changes in the regulatory environment; foreign currency devaluation; foreign market risk; outcomes of pending and future litigation; our ability to attract and retain qualified professionals; industry competition; changes in international trade, monetary and fiscal policies; our ability to integrate future acquisitions successfully; our ability to successfully integrate our accounting and management information systems successfully; and other factors that may be discussed in other reports subsequently filed from time to time with the Securities and Exchange Commission. We assume no obligation to update any forward-looking statements.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date; Outstanding Shares


     Our board of directors has fixed the close of business on October 31, 2003 as the record date for the determination of the holders of our common stock and Series B convertible redeemable preferred stock entitled to receive notice of and to vote at the annual meeting or any adjournments or postponement of the annual meeting. Only stockholders of record on the record date are entitled to receive notice of and to vote at the annual meeting or any adjournments or postponement of the annual meeting.

     As of the record date, 12,117,480 shares of common stock were issued and outstanding, which were held by approximately 237 holders of record, and 496,445 shares of Series B convertible redeemable preferred stock were issued and outstanding, which were held by approximately 14 holders of record (in each case without giving effect to the proposed two-for-three reverse stock split).


     Each holder of common stock as of the record date is entitled to one vote for each share of common stock then held by such stockholder on matters to be acted upon at the annual meeting. Each holder of Series B convertible redeemable preferred stock as of the record date is entitled to one vote for each share of Series B convertible redeemable preferred stock then held by such holder on matters to be acted upon at the annual meeting with respect to which holders of Series B convertible redeemable preferred stock are entitled to vote.

Purpose of the Annual Meeting; Board Recommendation

     The purposes of the annual meeting are as follows:


     o To consider and vote upon the proposal (a) to issue up to 22,000,000 shares of our common stock upon conversion of the outstanding shares of our Series E convertible preferred stock, which we issued on November 5, 2003 to the former stockholders of Provo in exchange for the shares of our Series C convertible preferred stock that we issued to them in connection with our acquisition of Provo, and (b) to issue 3,550,000 shares of our common stock to the holders of our Series D convertible preferred stock, which we issued to certain of our executive officers and directors, certain Provo employees and other third parties in connection with the closing of our acquisition of Provo ("Proposal 1");

     o To consider and vote upon the proposal (a) to amend the certificate of designation pertaining to our Series B convertible redeemable preferred stock to provide for the mandatory conversion of all outstanding Series B convertible redeemable preferred stock upon the election of the holders of a majority of the outstanding Series B convertible redeemable preferred stock, and (b) to effectuate the mandatory conversion of all the outstanding Series B convertible redeemable preferred stock at a conversion ratio of six shares of common stock for each share of Series B convertible redeemable preferred stock (four shares after giving effect to the proposed two-for-three reverse split of our common stock) ("Proposal 2");

     o To consider and vote upon the proposal to amend our certificate of incorporation (a) to effect a two-for-three reverse stock split of our outstanding common stock, and (b) to increase the number of authorized shares of our common stock from 25,000,000 shares to 100,000,000 shares ("Proposal 3");

     o In the event Proposal 1 is approved, to consider and vote upon the proposal to amend our certificate of incorporation to change our name from Frontline Communication Corporation to Provo International, Inc. ("Proposal 4");


     o To consider and vote upon the proposal to authorize the issuance of shares of our common stock pursuant to our common stock purchase agreement with Fusion Capital Fund II, LLC ("Proposal 5");

     o To consider and vote upon the proposal to elect nine directors for a term of one year and until their successors are duly elected and qualified ("Proposal 6");


     o To consider and vote upon the proposal to ratify the appointment of BDO Hernandez Marron y Cia., S.C. as our independent auditors ("Proposal 7"); and

     o To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED, AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR, PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, PROPOSAL 4, PROPOSAL 5, PROPOSAL 6 AND PROPOSAL 7.

Quorum; Vote Required

     A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with respect to Proposal 1, Proposal 3, Proposal 4, Proposal 5, Proposal 6 and Proposal 7 if at least a majority of the outstanding common stock are represented by votes at the meeting or by proxy. A quorum will be present with respect to Proposal 2 if at least a majority of the outstanding common stock and a majority of the outstanding Series B convertible redeemable preferred stock are represented by votes at the meeting or by proxy. Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and "Against" votes, abstentions and broker non-votes. Proxies marked as abstaining as well as broker non-votes will be treated as "present" for purposes of determining a quorum for the meeting. (A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner (despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions)).


     Under the certificates of designation for the Series E convertible preferred stock and the Series D convertible preferred stock and under the American Stock Exchange rules, approval of the issuance of the common stock upon conversion of the Series E convertible preferred stock and the Series D convertible preferred stock (Proposal 1) requires the affirmative vote of a majority of the votes cast on the proposal by the holders of the common stock, provided that the total votes cast on the proposal represent over 50% of the outstanding common stock, which is the only outstanding class of securities entitled to vote on the proposal.

     Under Delaware law, (i) the amendment of the certificate of designation pertaining to the Series B convertible redeemable preferred stock to provide for the mandatory conversion of all Series B convertible redeemable preferred stock upon the election of the holders of a majority of the Series B convertible redeemable preferred stock requires the affirmative vote of the holders of a majority of the outstanding shares of the Series B convertible redeemable preferred stock and of the common stock, each voting separately as a class and
(ii) to effectuate the mandatory conversion of all Series B convertible redeemable preferred stock requires the affirmative vote of the holders of a majority of the outstanding shares of the Series B convertible redeemable preferred stock (Proposal 2).

     Under Delaware law, approval of the proposed amendments to the certificate of incorporation to effect a two-for-three reverse split of the common stock and to increase in the number of authorized shares of common stock from 25,000,000 shares to 100,000,000 shares (Proposal 3) and to change our name from "Frontline

Communications Corporation" to "Provo International, Inc." (Proposal 4) each require the affirmative vote of the holders of not less than a majority of the outstanding shares of common stock.

     Under the rules of the American Stock Exchange, approval of the issuance of shares of common stock pursuant to our stock exchange agreement with Fusion Capital (Proposal 5) requires the affirmative vote of a majority of the votes cast on the proposal by the holders of the common stock, provided that the total votes cast on each such Proposal represents over 50% of the outstanding common stock.

     Under Delaware law, the nine nominees receiving the highest number of affirmative votes of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote, shall be elected as directors (Proposal 6).


     Ratification of the selection of BDO Hernandez Marron y Cia., S.C. as our independent auditors (Proposal 7) is not legally required. However, our board of directors has determined that the affirmative vote of the majority of the votes cast on the proposal by the holders of the common stock will constitute such approval.


     Abstentions are counted as "present" for purposes of determining who is entitled to vote on Proposals 1 through 7. Abstentions will have the effect of a vote AGAINST Proposal 1 through 5, but will not have any effect on the outcome of Proposal 6 or Proposal 7. Broker non-votes are counted as "present" for purposes of determining who is entitled to vote. Broker non-votes will have the same effect as a vote AGAINST Proposals 1 through 6, but will have no effect on the outcome of the Proposal 6 or Proposal 7.


Voting of Proxies


     If the accompanying proxy card is properly signed and returned to us and not revoked before a vote is taken at the annual meeting, it will be voted in accordance with the instructions indicated on the proxy card. If the proxy card is signed and returned to us without indicating any voting directions, (i) shares of common stock represented by the proxy will be voted FOR the issuance of common stock upon conversion of the Series E convertible preferred stock and the Series D convertible preferred stock (Proposal 1), FOR the amendment of the certificate of designation pertaining to the Series B convertible redeemable preferred stock to provide for the mandatory conversion of all Series B convertible redeemable preferred stock upon the election of the holders of a majority of the Series B convertible redeemable preferred stock (Proposal 2), FOR the amendment of our certificate of incorporation to effect a two-for-three reverse stock split of our outstanding common stock and to increase the number of our authorized shares of common stock from 25,000,000 shares to 100,000,000 shares (Proposal 3), FOR the amendment of our certificate of incorporation to change our name from "Frontline Communications Corporation" to "Provo International, Inc." (Proposal 4), FOR the proposal to authorize the issuance of shares of our common stock pursuant to our common stock purchase agreement with Fusion Capital (Proposal 5), FOR the election of the nine director nominees identified herein (Proposal 6), and FOR the ratification of the appointment of BDO Hernandez Marron y Cia., S.C. as our independent auditors (Proposal 7); and
(ii) shares of Series B convertible redeemable preferred stock represented by the proxy will be voted FOR the amendment of the certificate of designation pertaining to the Series B convertible redeemable preferred stock to provide for the mandatory conversion of all Series B convertible redeemable preferred stock upon the election of the holders of a majority of the Series B convertible redeemable preferred stock and to effectuate the mandatory conversion of all Series B convertible redeemable preferred stock (Proposal 2).

     Under American Stock Exchange rules, brokers who hold shares in street name for customers have the authority to vote such shares on Proposal 6 and Proposal 7 (but not Proposals 1 through 5) if they do not receive specific instructions from the beneficial owners. If you hold shares in street name, please see the voting form provided by your broker for additional information. We urge you to mark each applicable box on the proxy card or voting instruction to indicate how to vote your shares.


     If you return to us a properly executed proxy card or voting instructions and have abstained from voting on a particular matter, the common stock or Series B convertible redeemable preferred stock represented by the proxy or voting instructions will be considered present at the annual meeting for purposes of determining a quorum, but will not be considered to have been voted in favor of that matter.

     We are not aware of any business to be acted on at the annual meeting, except as described in this document. If any other matters are properly presented at the annual meeting, or any adjournment or postponement of the annual meeting, the persons appointed as proxies or their substitutes will have discretion to vote or act on the matter according to their best judgment and applicable law unless the proxy indicates otherwise.

Authorization to Vote on Adjournment and Other Matters

     By signing the proxy, a stockholder authorizes the proxy holder to vote in his discretion regarding any procedural motions that may come before the annual meeting. For example, this authority could be used to adjourn the annual meeting if we believe it is desirable to do so. Adjournment or other procedural matters could be used to obtain more time before a stockholder vote in order to solicit additional proxies or to provide additional information to our stockholders. To the extent a stockholder intends to vote against the proposals to be submitted at the annual meeting, such stockholder would have no incentive to vote in favor of discretionary adjournment by our board of directors, which would allow us to adjourn the annual meeting in order to solicit additional votes in favor of such proposal. We have no plans to adjourn the annual meeting at this time, but we intend to attempt to do so if we believe that doing so would promote stockholder interests.

Revocability of Proxies

     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. Proxies may be revoked by any of the following actions:

     o filing a written notice of revocation with our Secretary at our principal executive office (One Blue Hill Plaza, P.O. Box 1548, Pearl River, New York 10965);

     o filing a properly executed proxy showing a later date with our Secretary at our principal executive office (One Blue Hill Plaza, P.O. Box 1548, Pearl River, New York 10965); or

     o attending the meeting and voting in person (attendance at the meeting will not, by itself, revoke the proxy).

Solicitation

     We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or other regular employees.

Presence of Auditors

     Representatives of our auditors for the 2002 fiscal year, Goldstein Golub Kessler LLP, and of Provo's auditors and our proposed auditors for the 2003 fiscal year, BDO Hernandez Marron y Cia., S.C., are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                                   PROPOSAL 1


                   ISSUANCE OF COMMON STOCK UPON CONVERSION OF
  SERIES E CONVERTIBLE PREFERRED STOCK AND SERIES D CONVERTIBLE PREFERRED
                                     STOCK


Introduction



     Proposal 1 relates to:


     o the issuance of up to 22,000,000 shares of our common stock upon the conversion of the outstanding shares of our Series E convertible preferred stock, which we issued to the former stockholders of Provo in exchange for the shares of our Series C convertible preferred stock that we issued to them in connection with our acquisition of Provo; and

     o the issuance of 3,550,000 shares of our common stock to the holders of our Series D convertible preferred stock, which we issued to certain of our executive officers and directors and certain Provo employees to provide them with an incentive to continue their service on behalf of Frontline and Provo following the completion of our acquisition of Provo, and to certain third parties to compensate them for the services they provided in connection with arranging for and assisting with the completion of our acquisition of Provo. Based on the price of our common stock on January 24, 2003, the value of Series D convertible preferred stock issued to officers and directors, Provo employees and third parties were $660,000, $135,000 and $240,000, respectively.

     On April 3, 2003, we acquired Provo for consideration consisting of 220,000 shares of our Series C convertible preferred stock, and a $20,000,000 note which was payable only if our stockholders failed to timely approve the proposed issuance of common stock upon conversion of the Series C convertible preferred stock The Series C convertible preferred stock was convertible into 22,000,000 shares of our common stock (after giving effect to the reverse stock split), subject to receipt of the necessary stockholder approvals. Upon conversion of the Series C convertible preferred stock, the former stockholders of Provo would have owned approximately 61.8% of our outstanding common stock.

     In October 2003, the American Stock Exchange advised us that our acquisition of Provo as originally structured would require it to conduct an analysis, under its new listing standards, of our financial statements and Provo's financial statements on a combined basis. The American Stock Exchange further advised us that it was questionable whether the combined company would meet the new listing standards under such an analysis. The American Stock Exchange further indicated that it would not analyze the Provo acquisition as involving a new listing if the percentage of our common stock issuable at any time to the former Provo stockholders upon conversion of the convertible preferred stock issued in connection with the acquisition was limited to less than a majority of our common stock outstanding from time to time.

     Based upon our discussions with the American Stock Exchange, we determined that the best alternative to preserve the continued listing of our common stock and Series B convertible preferred stock was to limit the convertibility of the preferred stock issued to the two former stockholders of Provo and their affiliates in connection with the Provo acquisition. To accomplish this, on November 5, 2003 we issued 220,000 shares of our Series E convertible preferred stock to the former stockholders of Provo in exchange for the 220,000 shares of Series C convertible preferred stock that we had issued to them upon the closing of the Provo merger. The terms of the Series E convertible preferred stock are substantially identical to those of the Series C convertible preferred stock, except that that no share of Series E convertible preferred stock will be converted into common stock if as a result of such conversion the shares of common stock issuable to the two former Provo stockholders and any entity directly or indirectly controlled by them upon such conversion would exceed 49.5% of the issued and outstanding common stock upon the effectiveness of the conversion. In addition, we made corollary changes to the terms of the $20,000,000 secured promissory note to provide for its partial extinguishment pro rata in accordance with the conversion of the Series E convertible preferred stock from time to time. Also, whereas under the original note the failure of our stockholders to approve the conversion of the Series C convertible preferred stock by November 15, 2003 would have constituted an event of default obligating us to make payment on the note, under the revised note that deadline with respect to the Series E convertible preferred stock has been extended to January 31, 2004. The balance of the $20,000,000 secured promissory note outstanding on December 31, 2005 will be due and payable in full.

     Thus, upon receipt of stockholder approval of Proposals 1 and 3, we anticipate that 133,345 shares of the Series E convertible preferred stock (comprising approximately 60.7% of the originally outstanding Series E convertible preferred stock) automatically will be converted into 13,344,514 shares of common stock, representing 49.5% of the then outstanding common stock, and that the amount due on the $20,000,000 secured promissory note also will be reduced by 60.7% to $7,860,000. The remainder of the Series E convertible preferred stock will remain outstanding and be subject to optional conversion by its holders from time to time until December 30, 2005, subject to the foregoing 49.5% ownership limitation. On December 31, 2005 all of the remaining Series E convertible preferred stock that can be converted to common stock consistent with the 49.5% limitation will be mandatorily converted, and thereafter any remaining Series E convertible preferred stock will remain outstanding on a non-converting, non-voting basis. In addition, the amount due on the $20,000,000 secured promissory note will be reduced in proportion to the percentage of the Series E convertible preferred stock that has been converted to common stock from time to time. The balance of the $20,000,000 secured promissory note outstanding on December 31, 2005, will be due and payable in accordance with its terms. As we issue additional shares of common stock, such as pursuant to the Fusion Capital stock purchase agreement or in connection with other financings, acquisitions, stock option plans and the like, the former Provo stockholders and their affiliates will become eligible to convert additional shares of the Series E convertible preferred stock until all 220,000 shares of Series E convertible preferred stock are converted.

     The American Stock Exchange has confirmed to us that the structure described above will not require analysis of the Provo acquisition under its new listing standards.

     The Series C convertible preferred stock had a value of $6,600,000 based on the closing price of the common stock on January 24, 2003, the date we executed the stock purchase agreement with Provo. In connection with our acquisition of Provo, we also issued 35,500 shares of our Series D convertible preferred stock to certain of our executive officers and directors, certain Provo employees and other third parties. Under the terms of the certificate of designation for the Series D convertible preferred stock, a copy of which is attached as Annex B, upon approval by our stockholders of Proposal 1 and Proposal 3, all outstanding shares of Series D convertible preferred stock will be converted into 3,550,000 shares of common stock, which reflects a conversion rate of 100 shares of common stock per share of Series D convertible preferred stock (after giving effect to the proposed two-for-three reverse stock split).

     If our stockholders do not approve Proposal 1 and Proposal 3 by January 31, 2004, the Series E convertible preferred stock will remain outstanding on a non-convertible, non-voting basis, and the note issued to the former Provo stockholders will become due and payable in accordance with its terms. As described in more detail below under "Proposal 1 -- Secured Note Rights and Preferences," on page 28 the note has economic terms that we believe are considerably less favorable to us than the terms of our common stock.

     If our stockholders do not approve Proposal 1 and Proposal 3 by January 31, 2004, the Series D convertible preferred stock will remain outstanding on a non-convertible, non-voting basis, but no other consideration will accrue to the holders of the Series D convertible preferred stock.


American Stock Exchange Requirements


     Our board of directors proposes to issue up to 22,000,000 shares of common stock upon conversion of all outstanding shares of Series E convertible preferred stock issued in exchange for the Series C convertible preferred stock issued in connection with our acquisition of Provo, and to issue 3,550,000 shares of common stock upon conversion of all outstanding shares of Series D convertible preferred stock issued in connection with our acquisition of Provo (in each case after giving effect to the proposed two-for-three reverse stock split), and asks for your approval for the issuance in accordance with the rules of the American Stock Exchange.

     The American Stock Exchange rules require us to obtain stockholder approval prior to approving the listing of additional stock to be issued in connection with an acquisition of the stock or assets of another company if the issuance of common stock could result in an increase in our outstanding common stock of 20% or more. Our proposed issuance of shares of common stock upon conversion of the Series E convertible preferred stock and Series

D convertible preferred stock falls under this rule because the issuance of such shares will result in an increase in outstanding common stock of more than 20%.


Interests of Certain Persons in Approval of Conversion of Series E Convertible Preferred Stock and Series D Convertible Preferred Stock


     Interests in Frontline's Securities


     In connection with our acquisition of Provo, we issued 220,000 shares of our Series C convertible preferred stock to the former stockholders of Provo, Ventura Martinez del Rio, Sr. and Ventura Martinez del Rio, Jr., who became officers and directors of Frontline upon our closing of our acquisition of Provo. As described above, on November 5, 2003, we exchanged all 220,000 shares of our Series C convertible preferred stock for 220,000 shares of our Series E convertible preferred stock. If our stockholders do not approve the conversion of the Series E convertible preferred stock by January 31, 2004, the Series E convertible preferred stock will remain outstanding on a non-convertible, non-voting basis, and the $20,000,000 secured promissory note that we issued to these two former Provo stockholders will become due and payable in accordance with its terms. For additional information concerning the note, see "Proposal 1 -- Note Rights and Preferences." In connection with our acquisition of Provo, we also issued 35,550 shares of our Series D convertible preferred stock to certain of our executive officers and directors, certain other Frontline and Provo employees (none of whom is an officer or director of Frontline), and to other third parties. In addition, the issuance of common stock upon conversion of the Series E convertible preferred stock and Series D convertible preferred stock will trigger the repayment of promissory notes in the aggregate amount of $50,000 to Nicko Feinberg, our President, and Ronald Signore, a member of our board of directors.

     The following table identifies the persons to whom the Series E convertible preferred stock and Series D convertible preferred stock were issued, the number of such shares issued to each such person and the number of shares of common stock into which such shares of Series E convertible preferred stock and Series D convertible preferred stock will be converted upon approval of Proposal 1 and Proposal 3 by our stockholders (after giving effect to the proposed two-for-three reverse stock split):



                                              Number of   Number of
                            Relationship to   Series E    Series D      Number of         % of outstanding Common
          Name              Frontline/Provo    Shares      Shares     Common Shares   Stock held after Conversion (1)
-------------------------   ---------------   ---------   ---------   -------------   -------------------------------
Ventura Martinez del Rio,   Director and
Sr.                         executive
                            officer/Former
                            stockholder        165,000           0      10,008,385                 37.1%
Ventura Martinez del Rio,   Director and
Jr.                         executive
                            officer/Former
                            stockholder         55,000           0       3,336,129                 12.4%
Stephen J.  Cole-Hatchard   Director and
(2)                         executive
                            officer/None             0      10,000       1,000,000                  6.6%
Nicko Feinberg (3)          Director and
                            executive
                            officer/None             0      10,000       1,000,000                  5.8%
Amy Wagner-Mele (4)         Executive
                            officer/None             0       1,000         100,000                  1.1%
Vasan Thatham (5)           Executive
                            officer/None             0       1,000         100,000                     *
Other Frontline Employees   Employee/None            0       1,000         100,000                     *
Other Provo Employees       Employee/None            0       4,500         450,000                     *
Joseph Donahue (6)          Former
                            Director/None            0       5,000         500,000                     *
Joseph Cavanaugh (7)        None/None                0       1,250         125,000                     *
William Fritts (8)          None/None                0       1,000         100,000                     *
Vincent Franzone (9)        None/None                0         500          50,000                     *
Thomas Biggs (10)           None/None                0         250          25,000                     *
Total                                          220,000      35,500      25,550,000


-------

* Less than 1%.

(1) Adjusted to give effect to the conversion of the Series B convertible redeemable preferred stock, Series E convertible preferred stock and Series D convertible preferred stock and the proposed two-for-three reverse stock split.


(2) Includes 201,333 shares issuable upon exercise of options.

(3) Includes 83,333 shares issuable upon exercise of warrants and 163,333 shares issuable upon exercise of options.

(4) Includes 100,000 shares issuable upon exercise of options.

(5) Includes 66,667 shares issuable upon exercise of options.


(6) Responsible for the introduction of Provo to the company and assisted with the negotiation and structure of the transaction.

(7) An associate of Mr. Donahue, facilitated the introduction of Provo to Frontline.

(8) Introduced Provo to Mr. Donahue, who in turn introduced Provo to Frontline.

(9) Assisted with the negotiation and structure of the Provo Frontline.

(10) Facilitated the introduction of Provo to Frontline along with Mr. Donahue and Mr. Cavanaugh

     We issued the Series D convertible preferred stock to our executive officers and directors, and to the Provo employees, to provide them with an incentive to continue their service on behalf of Frontline and Provo following the completion of our acquisition of Provo. We issued the Series D convertible preferred stock to the third parties to compensate them for the services they provided in connection with arranging for and assisting with the completion of our acquisition of Provo.

     Employment Agreements

     Our board of directors has approved the adoption of employment agreements between Frontline and/or its affiliates and Messrs. Martinez del Rio, Sr., Cole-Hatchard, Martinez Del Rio, Jr., Feinberg and Thatham, that provide for an annual base compensation of not less than $150,000, $150,000, $120,000, $120,000 and $115,000, respectively. The agreements will provide for certain base salary increases in the event that we complete an equity financing in excess of $3,000,000, and for certain bonuses in the event that we achieve certain revenue objectives. The agreements will also allow for such bonuses as our board of directors may, in its sole discretion, from time to time determine. The employment agreements with Messrs. Martinez Del Rio, Sr., Cole-Hatchard, Martinez Del Rio, Jr., Feinberg and Thatham, will expire in April 2005 subject to automatic successive one-year renewals unless either we or the employee gives notice of intention not to renew the agreement. With the exception of Mr. Martinez del Rio Sr., the employment agreements will provide for employment on a full-time basis, and each of the agreements will contain a provision that the employee will not compete or engage in a business competitive with our current or anticipated business during the term of the employment agreement and for a period of two years thereafter.

     All of the employment agreements will provide that the employees shall be paid additional compensation equal to 295% of their annual base salary in the event of a change of ownership or effective control of our company (as defined in the agreements). The anticipated change in control as a result of the acquisition of Provo will not trigger the additional compensation clauses of the employment agreements.

     In the event our stockholders fail to approve the conversion of the Series C convertible preferred stock as requested hereby, the employment agreements with Messrs. Martinez del Rio, Sr. and Martinez del Rio, Jr. will terminate 90 days from the date that the stockholders fail to approve such conversion.

     Bridge Loan Agreement

     As a condition precedent to the closing of our acquisition of Provo and in order to finance certain of our expenses relating to our acquisition of Provo, on April 2, 2003, we entered into a bridge financing whereby we borrowed $550,000 from IIG Equity Opportunities Fund, Ltd., an unaffiliated lender. The loan is evidenced by a secured promissory note that bears interest at the rate of 14% per annum and is secured by substantially all of our assets, other than the assets of Provo and the Provo stock. Two of our officers, Nicko Feinberg and Stephen J. Cole-Hatchard pledged shares of our common stock owned by them as additional collateral to IIG Equity. In addition, Mr. Cole-Hatchard has personally guaranteed the repayment of the promissory note, and mortgaged certain personal real estate as collateral for the bridge loan. Mr. Cole-Hatchard's personal guarantee is limited to the assets mortgaged by him and IIG Equity has no-recourse against his other assets.


     In connection with the bridge financing, we issued 500,000 shares of our common stock to IIG Equity as additional consideration. The promissory note is repayable at the earlier of July 2, 2003 or upon our obtaining financing collateralized by Provo's accounts receivable. On September 23, 2003, we repaid $125,000 and amended this agreement to extend its due date from July 2, 2003 to October 3, 2003. We are presently attempting to negotiate a further extension with the noteholder. For a further description of the terms of the bridge loan see "The Acquisition Transaction - Material Terms of the Stock Purchase Agreement and other Transaction Documents" beginning on page 37.

     Concurrently with the execution of the bridge loan agreement, Frontline and Provo executed a contribution agreement, whereby each company agreed that it would be responsible for repaying 50% of the bridge loan. In the event either Provo or Frontline pays more than its proportionate 50% of the bridge loan, such payor shall be subrogated in the rights of IIG Equity to collect from the other party up to its proportionate share. The contribution agreement does not grant Provo any subrogation rights against the collateral pledged by Mr. Cole-Hatchard. The contribution agreement will only become effective at the earlier of January 15, 2004 or if our stockholders fail to approve Proposal 1 and Proposal 2 as requested herein.

     In addition, concurrently with the execution of the bridge loan agreement, Frontline, Ventura Martinez del Rio, Sr. and Ventura Martinez del Rio, Jr. entered into a lien subordination agreement whereby the former stockholders of Provo agreed to subordinate the priority of any liens they may have over the assets of Frontline, to those liens granted to IIG Equity under the bridge loan agreement.


Series E Convertible Preferred Stock Rights and Preferences

     The Series E convertible preferred stock has designation, voting rights, preferences, limitations and special rights as set forth in its Certificate of Designation, filed with the Secretary of State of Delaware on November 5, 2003. The following is a summary of the material terms of the Series E convertible preferred stock. You should read the complete certificate of designation which is included as Annex A to this proxy statement.

     Dividends. The holders of Series E convertible preferred stock are not entitled to receive any dividends.

     Liquidation Preference. Each share of Series E convertible preferred stock has a preference over our common stock in all distributions upon liquidation. The liquidation preference for the Series E convertible preferred stock is $0.01 per share of Series E convertible preferred stock.

     Conversion Rights. If our stockholders do not approve Proposal 1 and Proposal 3 by January 31, 2004, the Series E convertible preferred stock will remain outstanding on a non-convertible, non-voting basis. If our stockholders do approve Proposal 1 and Proposal 3 by January 31, 2004, on the date of such approval each share of Series E Preferred Stock will automatically convert into 100 shares of Common Stock (after giving effect to the proposed reverse stock split); except that that no share of Series E convertible preferred stock will be converted into common stock if as a result of such conversion the shares of common stock issuable to the two former Provo stockholders and any entity directly or indirectly controlled by them upon such conversion would exceed 49.5% of the issued and outstanding common stock upon the effectiveness of the conversion. The remainder of the Series E convertible preferred stock will remain outstanding and be subject to optional conversion by its holders from time to time, subject to the foregoing 49.5% ownership limitation. On December 31, 2005 all of the remaining Series E convertible preferred stock that can be converted to common stock consistent with the 49.5% limitation will be mandatorily converted, and thereafter any remaining Series E convertible preferred stock will remain outstanding on a non-converting, non-voting basis.

     Voting Rights. The holders of Series E convertible preferred stock are entitled to vote as a separate class on certain corporate actions, including, changes to our certificate of incorporation and by-laws that would adversely affect the Series E convertible preferred stock, amendments to the certificate of designation for the Series E convertible preferred stock and the creation of senior or equivalent shares of capital stock. On such matters, and any other matters on which the holders of Series E convertible preferred stock are entitled under law or our certificate of incorporation to vote as a separate class, each holder is entitled to one vote for each share of Series E convertible preferred stock held.

     Negative Covenants. Prior to January 31, 2004 and for so long as any shares of Series E convertible preferred stock remain outstanding, we may not do any of the following: (i) authorize any merger or certain other business combination transactions; (ii) take any action that would result in our voluntary or involuntary dissolution or winding-up; (iii) amend, repeal or add any provision to our certificate of incorporation or by-laws if it would materially adversely effect the holders of Series E convertible preferred stock; (iv) issue any options, warrants or other securities convertible into or exchangeable for shares of our capital stock ranking senior to the Class E convertible preferred stock; (v) incur, refinance or amend the terms of any indebtedness or any other obligation for the payment of money in an aggregate amount of $1,000,000 or more; or (vi) enter into any agreement for the sale of our securities or any capital financing transaction in which we issue capital stock or other securities at price per share (or effective per share price) lower than $1.50.


Secured Note Rights and Preferences


     The following discussion is a summary of the material terms of the $20,000,000 secured promissory note that we issued to the former stockholders of Provo in connection with our acquisition of Provo. You should read the complete form of note, a copy of which is included as Annex C to this proxy statement.

     The note will become payable only if our stockholders do not approve Proposal 1 and Proposal 3 by January 31, 2004. If such approval is not obtained, the note will bear interest at the rate of 8% per annum from January 31,

2004, and will become due and payable in full on the fifteenth day following the earlier of (i) January 31, 2004, or (ii) the date that our stockholders reject the proposal to approve the conversion of the Series E convertible preferred stock as requested in this proxy solicitation. The note is secured by substantially all of our assets, including the capital stock of Provo. The note was issued and delivered on April 3, 2003.

     If our stockholders do approve Proposal 1 and Proposal 3 by January 31, 2004, then the amount due on the note will be reduced from time to time in proportion to the percentage of the initially outstanding Series E convertible preferred stock that has been converted to common stock. The balance of the $20,000,000 secured promissory note outstanding on December 31, 2005 will be due and payable in full.

     We believe that the issuance and eventual right to collect under the note is considerably less favorable to us and our stockholders than the issuance of common stock upon conversion of the Series E convertible preferred stock because of the following reasons:

     o If our stockholders fail to approve Proposal 1, the note will be due and payable shortly after January 31, 2004;


     o    The principal amount of the note is a significant liability;

     o The former stockholders of Provo have a lien on substantially all of our assets, including the capital stock of Provo; and

     o In the event that we are unable to pay the note as it becomes due, the former stockholders of Provo may initiate actions against us, which may include foreclosure on their collateral consisting of substantially all of our assets.

Series D Convertible Preferred Stock Rights and Preferences


     The Series D convertible preferred stock has designation, voting rights, preferences, limitations and special rights as set forth in its Certificate of Designation, filed with the Secretary of State of Delaware on April 3, 2003. The following is a summary of the material terms of the Series D convertible preferred stock. You should read the complete Certificate of Designation which is included as Annex B to this proxy statement.


     Dividends. The holders of Series D convertible preferred stock are not entitled to receive any dividends.

     Liquidation Preference. Each share of Series D convertible preferred stock has a preference over our common stock in all distributions upon liquidation. The liquidation preference for the Series D convertible preferred stock is $0.01 per share of Series C convertible preferred stock.

     Conversion Rights. Upon obtaining the required stockholder approvals, all outstanding shares of Series D convertible preferred stock will be converted into 3,550,000 shares of common stock, a conversion rate of 100 per share (after giving effect to the proposed two-for-three reverse stock split).


     Voting Rights. The holders of Series D convertible preferred stock are entitled to vote as a separate class on certain corporate actions, including, changes to the Certificate of Designation for the Series D convertible preferred stock that would adversely affect the Series D convertible preferred stock. On such matters, and any other matters on which the holders of Series D convertible preferred stock are entitled under law or our certificate of incorporation to vote as a separate class, each holder is entitled to one vote for each share of Series D convertible preferred stock held.


Required Vote


     Under certificate of designation for the Series E convertible preferred stock and the Series D convertible preferred stock, and under the American Stock Exchange rules, approval of the issuance of the common stock upon conversion of the Series E convertible preferred stock and the Series D convertible preferred stock (Proposal 1) requires the affirmative vote of the majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent a majority of the outstanding common stock, which is the only outstanding class of securities entitled to vote on the proposal. Abstentions and broker non-votes will have the same effect as a vote against Proposal 1.

Board Recommendation

     Our board of directors unanimously recommends a vote FOR Proposal 1.

                           THE ACQUISITION TRANSACTION

General

     In 2002, our deteriorating financial condition and resultant lack of growth led our board of directors to evaluate several alternatives for restructuring our business, including further cost cutting efforts, divesting certain assets, seeking additional sources of capital and merging with or acquiring another entity. After careful consideration, our board of directors determined that the acquisition of Provo presented the best alternative for preserving stockholder value. The background of our acquisition of Provo is set forth below. The acquisition was approved by our board of directors prior to its consummation. No stockholder approval of our acquisition of Provo was or is required under applicable law or under our organizational documents. Our acquisition of Provo is effective regardless of whether the stockholders approve Proposal 1. We are seeking stockholder approval of Proposal 1 to satisfy the stockholder approval requirements of the American Stock Exchange.

Background of Our Acquisition of Provo

     In 2000, the downturn in the stock market relating to Internet stocks, the growth of our competitors, and the introduction of new Internet access products, such as high-speed cable access, began to have a negative impact on our business. Specifically, we found it increasingly difficult to raise money in the equity marketplace, and the resulting lack of capital impeded the growth of our business. After engaging in an aggressive restructuring program during 2000 and 2001, in 2002 our board of directors determined that the best alternative to attempt to preserve our continued economic viability was to acquire or merge with a company with a larger revenue base and greater potential for growth than us.


     Due to the fact that we had a history of losses, an accumulated deficit of approximately $37.5 million, declining revenue, a low stock price, a low cash reserve, and due to the fact that our auditors had included an explanatory paragraph in their audit report indicating that they had substantial doubt as to our ability to continue as a going concern, there were very few companies that were interested in entering into a transaction with us. During the second half of 2002, our chief executive officer, Stephen Cole-Hatchard, acting on behalf of our board of directors, identified and met with approximately three entities that expressed an interest in entering into a transaction with us. None of those meetings progressed past the initial negotiation stage. In June 2002, we entered into negotiations for a "reverse merger" with Shecom Computer Corp. After approximately three months of negotiations, we were unable to reach a definitive agreement with Shecom and negotiations were terminated in late September 2002.

     In early October 2002, at the suggestion of Mr. Joseph Donahue, one of our directors, our chief executive officer contacted Gary R. Morris, chairman and chief executive officer of Kiboga Systems, Inc. ("Kiboga"), a privately held software development company headquartered in Dallas, Texas, about the possible combination of Frontline, Kiboga and Provo. Mr. Donahue had learned that Kiboga was interested in pursuing a "reverse-merger" transaction with a company listed on the American Stock Exchange. On October 10, 2002, Mr. Cole-Hatchard and Mr. Morris of Kiboga had an initial meeting (arranged by Mr. Donahue) during which a possible combination transaction was discussed in concept.


     On October 10, 2002, Frontline and Kiboga entered into a confidentiality agreement regarding a possible transaction between the parties. Promptly following the execution of the confidentiality agreement, the parties began negotiating a definitive acquisition agreement and related agreements. On November 22, 2002, Kiboga delivered an initial draft of the stock purchase agreement to Frontline and Provo. Between November 22, 2002 and December 23, 2002, the parties exchanged multiple revised drafts of the stock purchase agreement and related agreements and continued to negotiate the stock purchase agreement and related agreements.

     On December 23, 2002, Frontline, Kiboga, Provo, Ventura Martinez del Rio, Sr. and Ventura Martinez del Rio Jr., entered into a stock purchase agreement, which provided, among other things, that the parties would conduct their respective due diligence reviews before January 24, 2003. During the period from January 8 to 10, 2003, representatives of Frontline, Kiboga and Provo met in Dallas, Texas to conduct the due diligence review. On January 17, 2003, counsel for Kiboga delivered a letter to Frontline and Provo, terminating Kiboga's participation in

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

the stock purchase agreement. Kiboga's termination was based upon a clause in the stock purchase agreement which permitted any party to the agreement to terminate their participation in the transaction if they were not satisfied with the results of their due diligence investigation by January 24, 2003.


     On January 18, 2003, Mr. Cole-Hatchard and Mr. Martinez del Rio, Jr. held conversations about continuing the acquisition without Kiboga. Between January 18, 2003 and January 24, 2003 Provo and Frontline continued negotiating a new acquisition transaction. After further negotiations, the Provo stockholders agreed to sell us their stock in Provo for 220,000 shares of convertible preferred stock and a $20,000,000 secured note, which would only become due and payable in the event our stockholders failed to approve the conversion of the 220,000 shares of convertible preferred stock. The 220,000 shares of convertible preferred stock are convertible into up to 22,000,000 shares of our common stock. Based upon the number of shares that the former stockholders of Provo would receive once all of the preferred stock was converted, the parties placed a value on the transaction of approximately $6,600,000, which was based upon the average quoted market price of the common stock during the time between when the purchase agreement was signed and when the acquisition was announced. The $20,000,000 value placed on the secured note was a result of several weeks of arm's length negotiations and was intended to compensate the former stockholders of Provo for the loss of the benefit of their bargain in event our stockholders did not approve the conversion of Series E convertible preferred stock into common stock. Our board of directors recognized that the amount of the note exceeded the value of Provo (it represents a multiple of approximately three times enterprise value) but nevertheless resolved to issue the note because it thought that stockholder approval was highly likely and that we would face insolvency before year end if we did not take action.


     On January 24, 2003, Frontline, Provo, Ventura Martinez del Rio, Sr. and Ventura Martinez del Rio, Jr. entered into a new stock purchase agreement, which provided that the closing would occur upon the satisfaction or waiver of certain conditions precedent. Our acquisition of Provo was announced publicly on January 24, 2003.

     On March 13, 2003, our board of directors unanimously approved our acquisition of Provo and related transactions and authorized the execution and delivery of the stock purchase agreement. On March 13, 2003, the parties executed all ancillary documents to the stock purchase agreement and placed the documents in escrow pending the satisfaction of certain conditions precedent to the acquisition. On April 3, 2003, Frontline, Provo, Ventura Martinez del Rio Sr. and Ventura Martinez del Rio, Jr. executed and delivered the amended and restated stock purchase agreement. Our acquisition of Provo was completed on April 3, 2003, and was announced publicly on April 7, 2003.

Reasons for the Transaction

     We believe that our acquisition of Provo will enhance our potential to realize improved long-term operating results and to achieve a stronger financial position. We believe that our acquisition of Provo will yield the following potential benefits:

     o Additional significant yearly revenues and strong operating profits. Provo had 2002 audited revenue of approximately $100 million, an increase of 20x over Frontline's 2002 audited revenue.


     o An increased ability to participate in international transactions and allow us to expand our service offering. We believe that Provo's strong Mexican market presence will enable us to offer our Internet access products in Mexico and other Latin American markets. In addition, Provo plans to launch additional products in the US and Mexico, which we expect will augment our current revenue lines.


     o An enhanced our ability to raise cash, which has been inhibited by the adverse market conditions for technology and Internet companies prevailing during the past 24 months. Our acquisition of Provo will result in a more diversified product portfolio, which we believe will make us more attractive to potential investors. The addition of Provo's revenue stream to our current revenue stream will also aid us in seeking additional financing.

     o The transaction will increase our profile as a communications company. The combined product offering of Internet service bundled with telephone service will make us more competitive in the telecommunications market.

     In view of the variety of factors considered in connection with our acquisition of Provo, we did not quantify or otherwise assign relative weights to the specific factors considered listed above in reaching our determinations.

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


     The board also considered the following synergies in evaluating whether to combine our operations, as an Internet Service Provider, with those of Provo, a distributor of pre-paid calling cards:

     o Provo has a proven history of success in marketing and distributing products in Latin American markets, and sought a United States presence in order to launch a new payroll card product aimed at unbanked Spanish speaking employees in the US. Frontline has proven experience in developing technology, but always suffered from a weakness in marketing and distribution. We believed that the combining the two entities would result in a company that had a solid technological base which would be complemented by strong marketing and distribution abilities.


Factors Considered by Our Board of Directors

     In approving our acquisition of Provo, our board of directors consulted with management as well as our outside financial advisors and legal counsel, and considered the following factors as well as the factors listed under "The Acquisition Transaction -- Reasons for the Transaction" beginning on page 26:

     (1) The business, operations, financial condition, earnings and prospects of each of Frontline and Provo, and the results of our due diligence review of Provo's operations, financial condition, earnings and prospects. Our board of directors determined that our stockholders would benefit from the Provo acquisition because they would own stock in an entity with 2002 combined audited revenue in excess of $100 million and operating profits of $750,000 (as opposed to Frontline alone, which had 2002 audited revenue of $5 million and no operating profits);

     (2) The fact that our ability to grow without access to capital or a substantial acquisition transaction was severely limited. Specifically, our board of directors determined that Frontline was unable to grow its business without the infusion of additional capital, and that the addition of Provo's revenue and assets to our operation would make our company more attractive to potential investors;


     (3) The anticipated financial impact of the proposed acquisition on our future financial performance. Specifically, our board of directors considered the fact that Provo, while profitable, required additional capital in order to increase its profit margin and launch new product lines, and that Frontline's access to capital would likely increase as a result of its acquisition of Provo. These two factors led our board of directors to determine that combining the two entities would increase our chances of raising capital to fund future growth.


     (4) The fact that our viability largely depended on finding a suitable acquisition target for a reverse merger or other business combination. Our board of directors also considered the fact that, due to our history of losses, our accumulated deficit of approximately $37.5 million, our declining revenue, our low stock price, low cash reserve and the fact that we had received a qualified opinion from our auditors, there were practically no alternatives to pursuing an acquisition of or a business combination or joint venture with an entity other than Provo. Our board of directors therefore concluded that a transaction with Provo was feasible and was expected to yield greater benefits than failing to act at that time;

     (5) The dilutive effect of the issuance of additional stock as consideration for our acquisition of Provo. Our board of directors ultimately concluded that the benefits expected to result from the acquisition outweighed the negative impact our stockholders may experience from such dilution;


     (6) The fact that Ventura Martinez del Rio, Sr. and Ventura Martinez del Rio, Jr. would jointly hold, on a fully diluted basis, approximately 61.8% of our outstanding common stock after the conversion of the Series C convertible preferred stock issued to them in the acquisition. Our board of directors concluded that given the disparity in revenue and earnings between Frontline and Provo, the post-closing ownership percentages were fair and reasonable;


     (7) The analyses and presentations of GunnAllen Financial, Inc., and GunnAllen Financial's written opinion to the effect that, as of April 3, 2003, and based upon and subject to the various factors and assumptions set forth in its opinion, the consideration to be paid by us in our acquisition of Provo was fair from a financial point of view to our stockholders. The fact that GunnAllen agreed with us regarding the value of Provo reinforced our board of directors' conclusion that the consideration paid to Provo was appropriate;

     (8) The challenges of combining the businesses and cultures of two corporations of this size and the attendant risk of not achieving the expected cost savings, revenue and business synergies, and of diverting management focus and resources from other strategic opportunities and operational matters for an extended period of time. Our board of directors concluded that the risk of taking no action at all outweighed the risks involved in combining the two entities;

     (9) The fact that we would be more highly leveraged because the Provo acquisition was financed in part through the incurrence of additional indebtedness. Our board of directors concluded that the incurrence of additional indebtedness was necessary in order to facilitate future growth; and

     (10) The likelihood of consummation of our acquisition of Provo. Our board of directors considered the fact that the structure of the Provo acquisition allowed for a closing prior to the date of the stockholders meeting. Our board of directors concluded that we and our stockholders would likely benefit if the two companies were combined in the second quarter, as opposed to later in the fiscal year.

     In view of the wide variety of factors considered in connection with its evaluation of our acquisition of Provo and the complexity of these matters, our board of directors did not find it useful to and did not attempt to quantify, rank or otherwise assign relative weights to these factors. Our board of directors relied on the experience and expertise of GunnAllen Financial, our financial advisors, for quantitative analysis of the financial terms of our acquisition of Provo. See "The Acquisition Transaction -- Opinion of GunnAllen Financial, Inc." beginning on page 34. In addition, our board of directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to our board of directors' ultimate determination, but rather our board of directors conducted an overall analysis of the factors described above along with the factors listed under "The Acquisition Transaction -- Reasons for the Transaction" beginning on page 26, including thorough discussions with and questioning of our management and financial, legal and accounting advisors. In considering the factors described above and under "The Acquisition Transaction -- Reasons for the Transaction," individual members of our board of directors may have given different weight to different factors.

     Our board of directors considered all these factors as a whole, and overall considered the factors to be favorable to and to support its determination. However, the general view of our board of directors was that items (5), (6),
(8), and (9) above were unfavorable factors relating to the transaction, and that the other reasons and factors described above and under "The Acquisition Transaction -- Reasons for the Transaction" on page 26 were generally considered favorable. Our board of directors determined that, notwithstanding the unfavorable factors noted above, the favorable factors outweighed the unfavorable factors, and as a result our board of directors voted to approve our acquisition of Provo.

Description of Frontline's Business

     We are a regional Internet service provider ("ISP") providing Internet access, web hosting, website design, and related services to residential and small business customers throughout the Northeast United States and, through a network partnership agreement, Internet access to customers nationwide.

     Primarily through 18 acquisitions, we grew our monthly revenue from $30,000 as of October 1998 to approximately $400,000 as of December 31, 2002. During that same period, we expanded our owned Internet access geographic footprint from the New York/New Jersey metropolitan area, to a region that now includes Delaware, Eastern Pennsylvania and Northern Virginia. At December 31, 2002, we owned and operated 12 points-of-presence ("POPs") which, when combined with 1,100 POPs licensed from third parties, provide us with the capability to serve over 75% of the U.S. population.

     During 2002, we concentrated our efforts and resources primarily on restructuring our operations to reduce costs, increase operating efficiency and improve customer service. As a result of our restructuring, we reduced our staff from approximately 70 employees at March 2001 to 31 as of April 1, 2003, and closed two regional offices, consolidating those functions into our Pearl River, New York headquarters.

     We streamlined our product offerings, eliminating certain low margin products and services, and added a broadband one-way satellite Internet access product line to our group of services. We also standardized our product pricing, and raised the monthly rates to most of our dial-up access customers to between $17.95 and $19.95 per month, depending on the term of service purchased.

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

     We were formed during February 1997 as a Delaware corporation under the name Easy Street Online, Inc. We changed our name to Frontline Communications Corporation in July 1997. Our principal executive offices are located at One Blue Hill Plaza, Pearl River, New York 10965, and our telephone number is (845) 623-8553. Our corporate websites are located at www.frontline.net and www.fcc.net. Information on these Websites is not part of this proxy statement. Unless the context indicates otherwise, the terms "Frontline," "we," "our," "the Company" and "us" in this proxy statement include the operations of Frontline Communications Corporation and its wholly owned subsidiaries, WowFactor, Inc., FNT Communications Corp., and CLEC Communications Corp.


     Post Closing Corporate Structure

     We are currently organized to take advantage of both Frontline and Provo's strengths, by making the Provo US division (formerly Frontline's Internet service division) responsible for the continued provision of Internet service products and the development of the Provo payroll card technology. The Provo Mexico division will remain responsible for the sales and distribution of pre-paid calling cards, and will take on the responsibility of selling and distributing the payroll card in the US and Latin America. A corporate division, consisting primarily of former Frontline officers, will be responsible for overall corporate operations, such as finance, acquisitions, and SEC reporting obligations.


Description of Provo's Business

     General

     Provo was formed in October 1995 by Ventura Martinez Del Rio, Sr., as a private company headquartered in Mexico City. Provo was formed to distribute prepaid (Ladatel) public telephone cards for Telefonos de Mexico, S.A. ("Telmex"), which were introduced in 1995. Telmex is the dominant telecommunications provider in Mexico. Provo quickly became the leading distributor of Ladatel cards and has maintained its leading position, which currently stands at approximately 7% of the nationwide market. Provo also distributes Multifon prepaid landline telephone time provided by Telmex and prepaid Digital PCS cellular airtime provided by Radiomovil Dipsa, S.A. de C.V. ("Telcel"). Telcel is the dominant provider of cellular airtime in Mexico.

     Provo rapidly grew its sales of prepaid calling time to more than $101 million in 2002. Currently, Telcel airtime sales represent about 30% of Provo's total annual sales, up significantly from 10% in 2000. Telcel airtime is expected to represent an increasing proportion of Provo's sales as Ladatel sales have begun to level off.

     Provo's principal office is located at Quintana Roo 28, Colonia Roma Sur, 06760, Mexico City, Mexico, and its telephone number is 011 52 55 5264-6442.

     Products

     The purpose of the services that Provo Mexico currently resells in Mexico is to allow individuals who either do not own a land line phone or cell phone or are not able to enter into continuous service contracts for these services, to make calls on an as-needed basis, in a convenient and affordable manner.

     Telmex calling time is offered via Ladatel cards in increments of 30, 50 and 100 pesos. Calling time is stored in a simple, single-purpose smart chip and "burns off" as it is used. Mechanisms housed within public telephones charge used calling time against the electronic balance stored in the card until no calling time remains. At this point, a new card must be purchased. Prior to the advent of these calling cards in 1995 in Mexico, public phones were coin-based. Such coin-based phones often broke down or were the subject of significant theft problems. The prepaid card program implemented by Telmex largely has remedied these problems.

     Prepaid Multifon calling time is offered via personal identification number
(PIN)-based access. Multifon time is sold to groups of residents who share a common phone in a building such as an apartment building.

     Telcel calling time is also offered via PIN-based access. Telcel calling time is sold in increments of 100, 200, or 500 pesos. Users must own or share a phone to use this service. A PIN must be entered prior to making the first call. A central switch maintained by Telcel tracks remaining calling time. Users must repurchase a new block of time with a new PIN every time they exhaust their prepaid cellular calling time.


     In addition, Provo plans to launch a payroll card product in the U.S. and Mexico within the next two months. The Provo payroll card will enable employers to directly deposit an employee's earnings onto a bank card. The card will serve as a credit, debit and cash transfer card. Provo's revenue from the sale of the card will derive from a percentage of transaction fees on the employer and employee side. Provo plans to market the product to employers of unbanked Spanish speaking workers in the U.S. and Latin America.


     Description of Commissions


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

     Provo has relied on Telmex to finance much of its sales growth over the past eight years, through its provision of a credit line to Provo. Telmex requires all of its distributors to pay for all resold calling time using cash or their credit line with Telmex when it is ordered. Various surplus properties owned by Provo, its principals and its business partners have been pledged to guarantee Provo's credit lines with Telmex.

     The average discount Provo receives related to purchases of minutes from Telmex using credit is approximately 10.8% (credit-based discounts for 30-, 50- and 100-peso cards range from 10.0% to 12.0%). This compares to an average discount rate of approximately 13.8% related to purchases of minutes paid for entirely with cash (cash-based discounts for 30-, 50- and 100-pesos cards range from 13.0% to 15.2%). Starting on March 10, 2003, Provo effectively stopped purchasing calling cards using its credit lines with Telmex. All of Provo's purchases from Telmex are currently paid for in cash. The shift from credit-based purchases to cash-based purchases has increased Provo's profit margins on the products it purchases from Telmex, however its revenue from these products has and will continue to decrease due to Provo's current cash constraints.

     Provo allows its external agent, distributor and point of sale partners to retain combined commissions or discounts that typically range from 8% to 9%. Provo pays its internal sales team members commissions of 3% to 5%. Its distributor network is responsible for collecting approximately 50% of card sale proceeds and remitting the proper net proceed amounts to Provo within 21 days of taking delivery of new cards. The other half of Provo's sales are collected directly by Provo or remitted to Provo via daily deposits by Provo's agents to company-owned bank accounts. Provo has established strict remittance rules to ensure that the distributors to whom it extends credit will pay all amounts owed to Provo on a timely basis.

     Provo's distribution network includes several large retail chains, including Wal-Mart, Carrefour and Office Max. In addition, Provo distributes its cards in convenience stores, drug stores, restaurants, lottery stands, newspaper and magazine stands and other general stores.




     Competition

     Approximately 140 distributors sell prepaid calling time purchased from Telmex and Telcel in Mexico. Provo currently maintains the largest market share position for prepaid calling time in Mexico, at approximately 7%. The next two largest competitors that sell prepaid calling time in Mexico are Tarjetas Del Noreste and DiCasa, each with a market share position of approximately 5% to 6%. Telmex has attempted to curb the size of Provo in the past, by converting sub-distributors of Provo to direct distributors for Telmex. In these instances, Telmex has agreed to pay Provo royalties to compensate Provo for the migration of its sub-distributors upstream.

     Subsidiaries

     Provo currently operates as a group of seven affiliated companies. Telmex required Provo Mexico to form some of the entities because of its dominant presence in certain markets. On March 31, 2003, Provo acquired from members of the Martinez del Rio family, the controlling majority of the capital stock of the following subsidiaries: FS Provo, S.A. de C.V.; Proyecciones y Ventas Organizadas del D.F., S.A. de C.V.; Proyecciones y Ventas Organizadas de Occidente, S.A. de C.V.; Tilgo, S.A. de C.V.; Tarnor, S.A. de C.V. and PTL Administradora, S.A. de C.V. Provo's audited financial statement results include the combined total of each these companies' results, as an affiliated group.

     In October 2002, Provo formed Provo US, Inc., a Delaware corporation wholly-owned by Provo. Provo US is currently a shell company with no operations. It is expected that Provo US will be used for any new projects that Provo may initiate in the United States.

     Employees


     Provo currently has 39 direct full-time employees. Provo subcontracts personnel services from SAPROV, S.C., an affiliated company. Provo currently receives from SAPROV, S.C. services of approximately 69 full-time employees. In addition, Provo has a network of 52 independently-owned distributorships that collectively employ


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

more than 400 sales people. Provo, in conjunction with its distributors, has developed an extensive distribution network that includes more than 20,000 point-of-sale locations.

     Properties


     Provo's executive offices are located in Mexico City, Mexico where Provo uses approximately 7,700 square feet of office space. Provo's executive offices were given to Telmex as part of the Telmex settlement described below. Until November 30, 2003 Provo may use the executive offices free of rent. Telmex has offered Provo to rent it the executive offices after November 30, 2003 for a monthly rent of 69,156 pesos (approximately $6,230 at the current exchange rate). Provo is currently considering whether to rent this facility from Telmex.

     Provo also leases approximately 6,000 square feet of office space in Mexico City, Mexico, where Provo houses its accounting and human resources departments. The lease expires on August 31, 2005 and the annual rent is 336,000 pesos ($30,270 at the current exchange rate). Unless otherwise noted, all exchange rates used herein are made at the official exchange rate on October 29, 2003 equal to 11.10 pesos for each $1.


     In addition, Provo leases small offices in 16 cities throughout Mexico where it maintains regional sales and distribution offices. Provo's regional offices are located in the following Mexican cities: Monterrey, Nuevo Leon; Torreon, Coahuila; Monclova, Coahuila; Chihuahua, Chihuahua; Los Mochis, Sinaloa; Guamuchil, Sinaloa; Navojoa, Sonora; Ciudad Obregon, Sonora; Agua Prieta, Sonora; Durango, Durango; Tepic, Nayarit; Jalapa, Veracruz; Cordoba, Veracruz; Veracruz, Veracruz; Teziutlan, Puebla; and Queretaro, Queretaro. The aggregate annual rent for these leases is approximately $39,000.

     Provo's subsidiary, FS Provo, S.A. owns approximately 946 acres of forest land in El Chamal, Tamaulipas, Mexico. The land has been pledged to Telmex to secure part of Provo's credit lines with Telmex. In addition, Provo and its subsidiaries Proyecciones y Ventas Organizadas del D.F., S.A. de C.V., F.S. Provo, S.A. de C.V. and Tilgo, S.A. de C.V., own seven pieces of forest land totaling approximately 605 acres in San Gabriel, San Luis Potosi, Mexico. This land also has been pledged to Telmex to secure part of Provo's credit lines with Telmex.

     Telmex Settlement


     In order to significantly enhance its operating margins and to position itself for renewed sales growth, on March 10, 2003, Provo entered into a settlement agreement with Telmex, whereby Provo transferred five non-revenue generating properties to Telmex in exchange for offsets to its credit lines with Telmex for 46,650,504 pesos ($4,202,748 at the current exchange rate). The Telmex settlement agreement also provides for the transfer to Telmex of Provo's corporate headquarters in Mexico City. The Telmex settlement agreement converted the balance of Provo's credit line with Telmex into a number of term loans with varying re-payment schedules. Under the settlement agreement, a payment in the principal amount of 40,000,000 pesos ($3,603,604 at the current exchange rate) due and payable on or before September 9, 2003. In September 2003, the agreement was amended to extend the due date to November 10, 2003. This payment bears interest at a variable rate equal to the Mexican Interbank Equilibrium Rate multiplied by a factor of 1.3; the current interest rate is approximately 6.9% per annum. Finally, the settlement agreement provides for 54 monthly payments of 746,526 pesos each ($67,255 at the current exchange rate), which will be due and payable by Provo to Telmex commencing on July 10, 2003 and continuing until January 10, 2008. The monthly payments bear interest at a variable rate equal to the Mexican Interbank Equilibrium Rate multiplied by a factor of 1.3; the current interest rate is approximately 6.9% per annum.

     On September 9, 2003, Telmex and Provo entered into an amendment to the settlement agreement, whereby Telmex agreed to increase the value assigned to certain properties previously transferred by Provo thereby further reducing Provo's total indebtedness by 7,763,182 pesos ($699,385 at the current exchange rate). This amount will reduce the number of monthly payments payable under the settlement.


No Vote Required; No Appraisal Rights

     Our board of directors unanimously approved our acquisition of Provo on March 13, 2003 and ratified the acquisition on April 3, 2003. No stockholder vote was required for our acquisition of Provo to be completed and it was consummated on April 3, 2003. Under Delaware law, our stockholders do not have any "dissenters' rights" or rights to an appraisal of the value of their shares in connection with our acquisition of Provo.

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

Material Terms of the Stock Purchase Agreement and other Transaction Documents

     Stock Purchase Agreement

     The following is a brief summary of the material terms of the amended and restated stock purchase agreement, dated as of April 3, 2003, as amended, by and among Frontline, Provo, Ventura Martinez del Rio, Sr. and Ventura Martinez del Rio, Jr. The complete text of the stock purchase agreement, which is filed as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 18, 2003, together with the addendum thereto is filed as an exhibit to our Current Report on Form 8-K/A, filed with the Securities and Exchange Commission on May 6, 2003, is incorporated by reference into this proxy statement.

     On April 3, 2003, we acquired Provo for consideration consisting of 220,000 shares of our Series C convertible preferred stock, valued at $6.6 million based on the closing price of the common stock on January 24, 2002, the date we executed the stock purchase agreement. In connection with our acquisition of Provo, we also issued 35,500 shares of our Series D convertible preferred stock to certain of our executive officers and directors, certain Provo employees and other third parties. For information concerning the parties to whom the Series C convertible preferred stock and Series D convertible preferred stock was issued, see "Proposal 1 -- Terms of the Series C Convertible Preferred Stock" and "-- Terms of the Series D Convertible Preferred Stock."

     The stock purchase agreement contained customary representations and warranties from the parties relating, among other things, to their organization, capitalization, corporate power and authority, financial statements, material contracts, absence of undisclosed liabilities and conflicts, litigation, changes in control, and contracts with respective affiliates. These representations and warranties survive until April 3, 2005. The respective obligations of the parties to consummate our acquisition of Provo were conditioned on the satisfaction or occurrence of certain closing conditions, including, receipt of regulatory approvals, receipt of proceeds from a bridge loan for no less than $550,000, receipt of opinions of counsel, absence of material litigation, absence of any material adverse change in Provo, accuracy of representations and warranties, and performance of all material obligations required to be performed by the respective parties. In addition, the stock purchase agreement required us to cause Messrs. Martinez del Rio, Sr., Martinez del Rio, Jr. and Miguel Madero to be named to our board of directors. On April 3, 2003, all of the closing conditions set forth in the stock purchase agreement were satisfied or waived, and our acquisition of Provo was consummated.

     Under the terms of the stock purchase agreement, we are entitled to indemnification from the former stockholders of Provo under certain limited circumstances, including the following:

     o certain inaccuracies in, or breaches of, representations and warranties by made Provo, Ventura Martinez del Rio, Sr. and Ventura Martinez del Rio, Jr. in the stock purchase agreement; and

     o breaches of covenants of Ventura Martinez del Rio, Sr. and Ventura Martinez del Rio, Jr. contained in the stock purchase agreement.

We may not seek indemnification until we have suffered damages of at least $100,000. Our ability to recover under indemnification claims is limited to an aggregate of $500,000.

     In addition, we have agreed to indemnify the former stockholders of Provo under certain limited circumstances, including the following:

     o certain inaccuracies in, or breaches of, representations and warranties by made us in the stock purchase agreement; and

     o breaches of any of our covenants contained in the stock purchase agreement.

We are not required to indemnify the former stockholders of Provo unless and until they have suffered damages of at least $100,000. The ability of the former stockholders of Provo to obtain indemnification is limited to an aggregate of $500,000.


     In October 2003, in order to address concerns relating to the listing of our common stock on the American Stock Exchange, we modified the structure of the transaction by exchanging the 220,000 shares of Series C convertible preferred stock issued to the former stockholders of Provo for 220,000 shares of Series E convertible preferred stock. Under the terms of the Series E convertible preferred stock, upon stockholder approval of Proposals 1 and 3, the Series E convertible preferred stock will be converted into a number of shares of common stock equal to

49.5% of our outstanding common stock, giving effect to the reverse stock split and the conversion of Series B convertible redeemable preferred stock and Series D convertible preferred stock. In the event we issue additional shares of our common stock to third parties which causes the ownership interest of the former stockholders of Provo to fall below 49.5% of our outstanding common stock, additional shares of Series E convertible preferred stock will be converted into the number of shares of common stock necessary to maintain the 49.5% ownership interest of the former stockholders of Provo. In no event will the shares of Series E convertible preferred stock be converted into more than 22,000,000 shares of our common stock.


     Registration Rights Agreement


     Concurrently with the stock purchase agreement, we entered into a registration rights agreement, whereby we granted certain "piggyback" registration rights to the former stockholders of Provo with respect to the shares of common stock issuable to them upon approval of this proxy solicitation (the "Conversion Shares"). Under the terms of the registration rights agreement, the former stockholders of Provo may "piggyback" up to 30% of the Conversion Shares in the event the we file a registration statement during the period commencing on January 31, 2004 and ending on the one-year anniversary of January 31, 2004. We also granted the former stockholders of Provo the right to demand, on up to two occasions and at any time after the first anniversary of January 31, 2004, that we file a registration statement to register the Conversion Shares.


     Bridge Loan Agreement

     As a condition precedent to the closing of our acquisition of Provo and in order to finance certain expenses relating to our acquisition of Provo, on April 2, 2003 we entered into a bridge financing where we borrowed $550,000 from IIG Equity Opportunities Fund, Ltd. The loan is evidenced by a secured promissory note that bears interest at the rate of 14% per annum and is secured by substantially all of our assets, other than the assets of Provo and the Provo stock. Two of our officers, Nicko Feinberg and Stephen J. Cole-Hatchard, have pledged shares of our common stock owned by them as additional collateral to IIG Equity. In addition, Mr. Cole-Hatchard has personally guaranteed the repayment of the promissory note, and mortgaged certain personal real estate as collateral for the bridge loan. Mr. Cole-Hatchard's personal guarantee is limited to the assets mortgaged by him and IIG Equity has no-recourse against his other assets.

     In connection with the bridge financing, we issued 500,000 shares of our common stock to IIG Equity as additional consideration. The promissory note is repayable at the earlier of July 2, 2003 or upon our obtaining financing collateralized by Provo's accounts receivable. On September 23, 2003, we repaid $125,000 and executed an addendum to our agreement with IIG extending the repayment date to October 3, 2003. We are presently attempting to negotiate a further extension with the noteholder. Out of the proceeds, we used $200,000 to repay a portion of a $728,000 obligation to Delanet, Inc., which was incurred as part of a business acquisition. The balance of the obligation was satisfied through issuance of 375,000 shares of our common stock to the Delanet, Inc. and its affiliates.

     Concurrently with the execution of the bridge loan agreement, Frontline and Provo executed a contribution agreement, whereby each company agreed that it would be responsible for repaying 50% of the bridge loan. In the event either Provo or Frontline pays more than its proportionate 50% of the bridge loan, such payor shall be subrogated in the rights of IIG Equity to collect from the other party up to its proportionate share. The contribution agreement does not grant Provo any subrogation rights against the collateral pledged by Mr. Cole-Hatchard.

     In addition, concurrently with the execution of the bridge loan agreement, Frontline, Ventura Martinez del Rio, Sr. and Ventura Martinez del Rio, Jr. entered into a lien subordination agreement whereby the former stockholders of Provo agreed to subordinate the priority of any liens they may have over the assets of Frontline, to those liens granted to IIG Equity under the bridge loan agreement.

Accounting Treatment

     Our acquisition of Provo will be treated as an acquisition pursuant to which Frontline is treated as the acquirer of Provo for financial reporting purposes. The acquisition will be accounted for using the purchase method of accounting, and accordingly, the purchase price will be allocated to tangible and intangible assets of Provo acquired and the liabilities of Provo assumed, on the basis of their fair values as of the acquisition date in accordance with Statement of Financial Accounting Standards No. 141, Business Combinations, and the results of Provo's operations will be included in Frontline's consolidated financial statements from the date of the acquisition. Allocation of the purchase price has been made on a preliminary basis and is subject to adjustments. The excess of the purchase price over the fair value of identifiable net assets acquired (goodwill) will be subject to a review for impairment on an annual basis and whenever events or circumstances occur which indicate that goodwill might be impaired, in accordance with Statement of Financial Accounting Standards No. 142, Goodwill and Other Intangible Assets, adopted by us in July 2001.

Certain Federal Tax Consequences

     Introduction


     The following discussion summarizes the material United States federal income tax consequences relevant to Provo and Frontline resulting from the exchange of shares of the capital stock of Provo for shares of Frontline Series E convertible preferred stock pursuant to the stock purchase agreement, and the issuance of shares of Frontline common stock upon the conversion of the Series E convertible preferred stock and Series D convertible preferred stock.


     No rulings from the Internal Revenue Service or opinions of counsel with respect to any of the matters discussed herein have been or will be requested and, as a result, there can be no assurance that the Internal Revenue Service will not disagree with or challenge any of the conclusions described below. This discussion is based upon the Code, Treasury Regulations, administrative rulings and judicial decisions currently in effect, all of which are subject to change, possibly with retroactive effect. Any such change may or may not be retroactive.


     This summary does not purport to be a complete analysis or description of all potential federal income tax consequences of our acquisition of Provo. In addition, the summary does not address the tax consequences to holders of Series E convertible preferred stock or Series D convertible preferred stock. Moreover, the summary does not address any non-income tax consequences or any state, local or non-U.S. tax consequence. The summary does not address the tax consequences of any transaction other than our acquisition of Provo.


     EACH FRONTLINE STOCKHOLDER SHOULD CONSULT HIS, HER OR ITS TAX ADVISOR AS TO THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO FRONTLINE AND TO SUCH STOCKHOLDER OF OUR ACQUISITION OF PROVO. EACH FRONTLINE STOCKHOLDER SHOULD ALSO CONSULT HIS, HER OR ITS TAX ADVISOR AS TO ANY STATE, LOCAL, NON-U.S. AND NON-INCOME TAX CONSIDERATIONS RELEVANT TO SUCH STOCKHOLDER AS A RESULT OF OUR ACQUISITION OF PROVO.


     No gain or loss will be recognized by Provo or Frontline in connection with our acquisition of Provo or upon the conversion of Frontline Series E convertible preferred stock and Series D convertible preferred stock into Frontline common stock.


Regulatory Approvals

     The transaction contemplated by our acquisition of Provo did not require notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 or any other U.S. laws and regulations. Our acquisition of Provo also did not require that we make any filings with, or obtain any approvals from, any Mexican merger control authorities. Subsequent to the closing of our acquisition of Provo, we registered our acquisition of Provo with the Mexican Foreign Investment Commission, as required under applicable Mexican law.

Opinion of GunnAllen Financial, Inc.

     Overview

     Our board of directors retained GunnAllen Financial, Inc. to act as our financial advisor with respect to our acquisition of Provo. In connection with that engagement, we requested that GunnAllen Financial evaluate the fairness, from a financial point of view, to us of the consideration to be paid by us in our acquisition of Provo. On March 13, 2003, GunnAllen Financial delivered to our board of directors its oral opinion, which was subsequently confirmed in writing on April 3, 2003, to the effect that, based upon and subject to the factors and assumptions set forth in the opinion, the consideration to be paid by us in our acquisition of Provo was fair from a financial point of view to us.

     In arriving at its opinion, GunnAllen Financial, among other things:

     o reviewed certain publicly available business and financial information relating to us that GunnAllen Financial deemed to be relevant;

     o reviewed certain information and financial and operating projections and assumptions, relating to the businesses, earnings, cash flow, assets, liabilities and prospects of Provo, furnished to GunnAllen Financial by our senior management and the senior management of Provo;

     o conducted discussions with representatives and members of our senior management and representatives and members of the senior management and representatives of Provo concerning the above two matters, as well as their respective businesses and prospects before and after giving effect to our acquisition of Provo;

     o reviewed the financial condition and results of operations of Provo and compared them with those of certain publicly traded companies that GunnAllen Financial deemed to be relevant;

     o compared the proposed financial terms of our acquisition of Provo with the financial terms of certain other transactions which GunnAllen Financial deemed to be relevant;

     o participated in discussions and negotiations among our representatives and financial and legal advisors and representatives of Provo and its financial and legal advisors;

     o reviewed the potential pro forma impact of our acquisition of Provo on us;


     o reviewed the stock purchase agreement, the Certificate of Designation for the Series C convertible preferred stock and the terms of the note; and


     o conducted such other financial studies and analyses and took into account such other matters as GunnAllen Financial deemed necessary, including GunnAllen Financial's assessment of general economic, market and monetary conditions.

     In preparing its opinion, GunnAllen Financial assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to GunnAllen Financial, discussed with or reviewed by or for GunnAllen Financial, or publicly available, and GunnAllen Financial has not assumed any responsibility for independently verifying such information or undertaken an independent evaluation or appraisal of any of our assets or liabilities or those of Provo or been furnished with any such evaluation or appraisal. In addition, GunnAllen Financial has not assumed any obligation to conduct, nor has it conducted, any physical inspection of our properties or facilities or those of Provo. With respect to the financial and operating projections, analyses and assumptions furnished to or discussed with GunnAllen Financial by us, GunnAllen Financial assumed that all such information had been reasonably prepared and reflected the best estimates and judgments of our senior management and the senior management of Provo available as of the date of the opinion as to our expected future financial and operating performance and the expected future financial and operating performance of Provo and the combined entity. GunnAllen Financial expressed no view with respect to such forecasts, analyses and assumptions and has made no independent investigation of any legal matters or accounting advice given to us or to Provo and our respective boards of directors, including, without limitation, advice as to the accounting and tax consequences of our acquisition of Provo.

     GunnAllen Financial's fairness opinion is necessarily based on market, economic and other conditions as they existed and could be evaluated on, and on the information made available to GunnAllen Financial as of, the date of the opinion. For the purpose of rendering its opinion, GunnAllen Financial assumed that;

     o our acquisition of Provo would be consummated in a timely manner in accordance with the terms set forth in the stock purchase agreement and in all related documents and instruments (collectively, the "Documents") in all respects material to GunnAllen Financial's analysis;

     o the executed versions of the Documents would not differ from the drafts reviewed by GunnAllen Financial in any respect that is material to GunnAllen Financial's analysis;

     o the representations and warranties of each party in the stock purchase agreement were true and correct;

     o each party to the Documents would perform all of the covenants and agreements required to be performed by such party under the relevant Documents;

     o all conditions to the consummation of our acquisition of Provo would be satisfied without waiver thereof;

     o our stockholders would approve the issuance of shares of common stock upon conversion of the shares of Series C convertible preferred stock delivered by us in connection with our acquisition of Provo prior to August 20, 2003; and

     o our acquisition of Provo would qualify as tax-free reorganization for United States federal income tax purposes.

     GunnAllen Financial also assumed that, in the course of obtaining the necessary regulatory or other consents or approvals (contractual or otherwise) for our acquisition of Provo, no restrictions, including any divestiture requirements or amendments or modifications, would be imposed that would have an adverse effect on the future results of operations or financial condition of us, Provo or the combined entity, as the case may be, or on the contemplated benefits of our acquisition of Provo.

     In connection with its presentation to our board of directors advising the board of its opinion on March 13, 2003, GunnAllen performed a variety of financial and comparative analyses, including those described below. The preparation of a fairness opinion involves various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances, and therefore such an opinion is not readily susceptible to summary description. GunnAllen used several methods to arrive at a fair value for our common stock, with each method requiring different assumptions and calculations and, therefore, resulting in different values. In arriving at its fairness opinion, GunnAllen did not attribute any particular weights to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, GunnAllen believes that its analysis must be considered as a whole and that considering any portions of such analyses and of the factors considered, without considering all of the analyses and factors, could create a misleading or incomplete view of the process underlying the opinion. In its analyses, GunnAllen Financial made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond our control. Any estimates contained in these analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth in the opinion.

     The following is a summary of the material financial and comparative analyses performed by GunnAllen Financial in arriving. The full text of GunnAllen Financial's fairness opinion, which sets forth the assumptions made, matters considered and qualifications and limitations on the review undertaken by GunnAllen Financial, is attached as Annex E and is incorporated by reference in this proxy statement. GunnAllen Financial has consented to the use of its opinion in Annex E of this proxy statement. The following is a summary of the material aspects of GunnAllen Financial's fairness opinion, as presented to our board of directors on March 13, 2003, and we refer you to the full text of GunnAllen Financial's fairness opinion which you should read carefully and in its entirety.

     Purchase Price Analysis


     GunnAllen Financial valued the transaction at $5.9 million based upon the issuance of 22,000,000 shares at a price of $0.27 per share. The share price was derived by utilizing a base price of $0.18 per share, which was the closing price of our common stock on the date our board of directors was presented with the proposed merger, and adjusting for the two-for-three reverse stock split. GunnAllen Financial opted not to apply a "control premium adjustment", which is sometimes applied in this type of analysis when the transaction involves a change of control, because the shares we issued to the Provo stockholders are not registered. GunnAllen Financial also considered the lack of liquidity associated with the issuance of the stock. GunnAllen Financial tested the accuracy of this analysis by conducting three other financial valuation models: a weighted average earnings model, a discounted cash flow model and a multiple of EBITDA approach.


     Weighted Average Earnings Model

     Under the weighted average earnings model, GunnAllen Financial valued Provo's business at $7.3 million. For the purposes of this valuation method, GunnAllen Financial classified Provo as a communications services provider. It based its valuation upon a price/earnings ratio of 11.39 (the lowest ratio over the last five years) and weighted average earnings of $642,000 over the last three years.

     Discounted Cash Flow Model

     Under this model, GunnAllen Financial assumed base earnings of $775,000 and a growth rate of 10% per year. Assuming a 17% discount rate, GunnAllen Financial valued Provo's business at $12.7 million. Utilizing a more conservative discount rate of 30% yielded a $5.8 million value.

     EBITDA Multiple Approach

     Under the multiple of EBITDA (earnings before income taxes, depreciation and amortization) method, GunnAllen Financial valued Provo's business at $6.0 Million. This valuation was calculated by utilizing an industry multiple of 5X EBITDA (as articulated by Standard and Poor's) and applying it to Provo's 2002 EBITDA of $1,210,000.

     Given that the valuation of Provo's business ranged from $5.8 million to $12.7 million under these various approaches, GunnAllen opined that the $5.9 million purchase price was fair to our stockholders from a financial point of view.

     GunnAllen Financial's fairness opinion was provided to our board of directors for its information and is directed only to the fairness from a financial point of view to us of the consideration to be paid by us in our acquisition of Provo. GunnAllen Financial's fairness opinion does not address any other aspect of our acquisition of Provo, including the merits of our underlying decision to engage in our acquisition of Provo or the relative merits of our acquisition of Provo as compared to any alternative business strategies or transactions that might exist for us.

     GunnAllen Financial neither considered nor expressed any opinion as to the prices at which our common stock would trade following the announcement or the consummation of our acquisition of Provo. GunnAllen Financial's opinion does not constitute a recommendation to any of our stockholders as to how such stockholders should vote with respect to Proposal 1 or the matters related thereto.

     Pursuant to a letter agreement dated February 3, 2003, we agreed to pay GunnAllen Financial a fee of $35,000 upon delivery of the fairness opinion. We had no previous financial relationship with GunnAllen whatsoever. The fee paid by us to GunnAllen Financial was in no way contingent on the outcome of the stockholders' vote.

     GunnAllen Financial's fairness opinion is based on market, economic and other conditions as they existed and could be evaluated on, and on the information made available to GunnAllen Financial as of, the date of the opinion.

                 SELECTED HISTORICAL FINANCIAL DATA OF FRONTLINE

     The selected financial information presented below as of and for (i) each of the fiscal years ended December 31, 2002 is derived from our audited consolidated financial statements and (ii) each of the six-month periods ended June 30, 2003 and 2002 is derived from our unaudited financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included in our unaudited consolidated financial statements. The three-month results are not necessarily indicative of the results that may be expected for the full fiscal year. The selected financial information for Frontline should be read in conjunction with the other information contained under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our annual report on Form 10-KSB for the year ended December 31, 2002 and our financial statements and the accompanying notes thereto (as amended by our 10-KSB/A filed October 6, 2003), and other financial and statistical data included in our quarterly report on Form 10-QSB for the quarter ended June 30, 2003 (as amended by our 10-QSB/A filed October 3, 2003).

Consolidated Statement of Operations Data:

                                             Years ended December 31,     For the six months ended June 30,
                                            ---------------------------   ---------------------------------
                                                2002           2001               2003           2002
                                            ------------   ------------       ------------   -----------
                                                                              (unaudited)    (unaudited)
Revenues                                    $  5,047,098   $  6,503,120        $21,638,113    $2,639,230

Costs and expenses:
   Cost of revenues                            2,493,337      3,482,954         19,621,304     1,329,860
   Selling, general and administrative         2,446,816      3,860,999          2,172,232     1,299,579
   Depreciation and amortization                 745,135      2,943,678            296,131       387,719
   Impairment of intangibles                                  2,827,993
   Noncash compensation charge                    58,500        206,505
                                            ------------   ------------        -----------    ----------
                                               5,743,788     13,322,129         22,089,667     3,017,158
                                            ------------   ------------        -----------    ----------
Loss from operations                            (696,690)    (6,819,009)          (451,554)     (377,928)

Other income (expense) net                       (90,835)      (210,278)          (296,469)      (40,872)
Gain on debt settlement                                                            449,850
                                            ------------   ------------        -----------    ----------
Loss  before tax and minority interest          (787,525)    (7,029,287)          (298,173)     (418,800)
Income taxes                                                                        89,996
Minority interest                                                                      580
                                            ------------   ------------        -----------    ----------
Net income (loss)                               (787,525)    (7,029,287)          (388,749)     (418,800)
                                            ------------   ------------        -----------    ----------
Preferred dividends                              297,867        320,910            148,934       154,500
                                            ------------   ------------        -----------    ----------
Net loss available to common stockholders    ($1,085,392)   ($7,350,197)         ($537,683)    ($573,300)
                                            ============   ============        ===========    ==========

Loss per common share-basic and diluted           ($0.12)        ($1.00)            ($0.06)       ($0.06)
                                            ============   ============        ===========    ==========

Weighted average number of  common shares
   outstanding- basic and diluted.             9,119,533      7,333,221          9,720,386     9,003,304
                                            ============   ============        ===========    ==========

Balance Sheet Data:

                                           As of December 31     As of June 30,
                                                  2002          2003 (unaudited)
                                           -----------------   -----------------
Working capital (deficiency)                  ($2,655,722)       $    747,463
Total assets                                    1,258,567          19,634,209
Total liabilities                               3,287,519          14,979,900
Accumulated deficit                           (37,466,196)        (38,003,879)
Stockholders' equity (deficiency)              (2,028,952)          4,626,326

                   SELECTED HISTORICAL FINANCIAL DATA OF PROVO

     The selected financial information presented below as of and for (i) each of the two years ended December 31, 2001 and 2002 is derived from Provo's audited financial statements and (ii) each of the three -months ended March 31, 2003 and 2002 is derived from Provo's unaudited financial statements. In the opinion of management, all adjustments considered necessary for a fair presentation have been included in the unaudited financial statements. The three-month results are not necessarily indicative of the results that may be expected for the full fiscal year. The selected financial information for Provo should be read in conjunction with the other information contained below under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations of Provo" and Provo's financial statements and the accompanying notes thereto, set forth herein beginning on page F-33.

Consolidated/Combined Statement of Operations Data:

                                                    Years ended December 31,     Three months ended March 31,
                                                   ---------------------------   ----------------------------
                                                       2002           2001              2003         2002
                                                   ------------   ------------     -----------   -----------
                                                                                   (unaudited)   (unaudited)
Revenue                                            $101,550,659   $119,766,884     $19,549,290   $21,826,788

Cost of revenue                                      96,866,869    115,100,882      18,891,342    20,540,329
Gross profit                                          4,683,790      4,666,002         657,948     1,286,459
Operating costs and expenses:
   Selling                                              657,993        884,032          95,777       256,225
   General and administrative                         2,930,585      3,268,131         617,623       671,997
   Depreciation and amortization                         86,425         70,410          30,051        16,099
                                                   ------------   ------------     -----------   -----------
                                                      3,675,003      4,222,573         743,451       944,321
                                                   ------------   ------------     -----------   -----------
Income (loss) from operations                         1,008,787        443,429         (85,503)      342,138
Other income (expense) net                             (252,208)       281,570         182,804       (81,764)
                                                   ------------   ------------     -----------   -----------
Income before income tax, equity in net earnings
   of Unconsolidated subsidiary and minority
   interest                                             756,579        724,999          97,301       260,374
                                                   ------------   ------------     -----------   -----------
Income taxes expense                                    148,395        291,065          34,730        82,700
Equity in the net earnings of unconsolidated
   subsidiary                                                --        129,976              --            --
Minority interest                                      (149,280)        20,771         (15,278)      (32,571)
                                                   ------------   ------------     -----------   -----------
Net income (loss)                                  $    458,904   $    584,681     $    47,293   $   145,103
                                                   ============   ============     ===========   ===========

Balance Sheet Data:

                                            As of December 31    As of March 31
                                                  2002          2003 (unaudited)
                                            -----------------   ---------------
Working capital                                $ 4,595,454        $ 3,822,270
Total assets                                    18,528,186         13,315,129
Total liabilities                               15,995,177         11,100,663
Retained earnings                                1,568,653          1,006,369
Stockholders' equity                             2,440,453          2,106,622

      SUMMARY UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

     The following selected unaudited pro forma financial information should be read with the section entitled "Unaudited Pro Forma Combined Financial Information" beginning on page F-58. For purposes of the pro forma information, Provo's and Frontline's statements of operations for the year ended December 31, 2002 and the six months ended June 30, 2003 have been combined as if the acquisition had occurred on January 1, 2002.

     The pro forma data is presented for informational purposes and does not purport to be indicative of the results of future operations or the operating results that would have occurred had the acquisition been consummated at the beginning of the periods indicated. The information set forth below should be read in conjunction with the historical financial statements and notes thereto of Frontline, set forth herein beginning on page F-2, and the historical financial statements and notes thereto of Provo, set forth herein beginning on page F-33. Neither we nor Provo have paid cash dividends on our respective common stocks for any of the periods presented.

Combined Condensed Statement of Operations:


                                                                               Pro forma combined
                                                                          ---------------------------
                                                                          For the year   For the six
                                                                             ended       months ended
                                                                          December 31,     June 30,
                                                                              2002           2003
                                                                          ------------   ------------
                                                                           (unaudited)    (unaudited)
Revenues                                                                  $106,597,757   $41,187,403
Costs and expenses:
   Cost of revenues                                                         99,360,206    38,512,646
   Selling, general and administrative                                       6,035,394     2,885,632
   Depreciation and amortization                                               831,560       326,182
   Non-cash compensation charge                                                809,122
                                                                          ------------   -----------
                                                                           107,036,282    41,724,460
                                                                          ------------   -----------
Loss from operations                                                          (438,525)     (537,057)
Other income (expense) net                                                    (343,043)     (113,665)
                                                                          ------------   -----------
Gain on debt settlement                                                                      449,850
                                                                          ------------   -----------
Net loss before income tax and minority interest                              (781,568)     (200,872)
                                                                          ------------   -----------
Income tax                                                                     148,395       124,726
                                                                          ------------   -----------
Income (loss) before minority interest                                        (929,963)     (325,598)
Minority interest                                                              149,280        15,858
                                                                          ------------   -----------
Net income (loss)                                                          ($1,079,243)    ($341,456)
                                                                          ------------   -----------
Deemed dividends                                                                95,317            --
                                                                          ------------   -----------
Net loss applicable to common stockholders                                 ($1,174,560)    ($341,456)
                                                                          ============   ===========
Loss per common share- basic and diluted                                        ($0.05)       ($0.01)
                                                                          ============   ===========
Weighted average number of common shares outstanding- basic and diluted     24,959,363    25,360,531
                                                                          ============   ===========

   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                       OPERATIONS OF THE PROVO BUSINESSES

Overview

     Provo has determined that the Mexican peso (Ps) is the functional currency for financial reporting purposes. Assets and liabilities denominated in the Mexican peso are translated to U.S. dollars ($) at the rates in effect at the balance sheet date. Revenues and expenses are translated at the average rates for the year. See note 1 to Provo's Combined and Consolidated Financial Statements beginning on page F-8.

     The following table sets forth, for the fiscal years indicated, information concerning the number of Mexican pesos for which one U.S. dollar could be exchanged.

Period                                                      Period end   Average
------                                                      ----------   -------
Year ended December 31, 2001                                   9.142       9.342
Year ended December 31, 2002                                  10.313       9.659
Three months ended March 31, 2002                              9.024       9.115
Three months ended March 31, 2003                             10.767      10.803

     Provo's primary business is the sale and distribution of prepaid phone cards in Mexico. Provo sells and distributes Ladatel payphone calling cards, Multifon prepaid telephone time for Telmex and prepaid PCS cellular airtime for Telcel, all of which are collectively referred to as prepaid phone cards. Telmex is the dominant telecommunications provider in Mexico and Telcel is the dominant provider of cellular airtime in Mexico. Provo's management believes that they account for nearly 7% of all sales of prepaid phone cards in Mexico.

     Prepaid phone cards are distributed through a vast network of retail outlets, including convenience stores, drug stores, restaurants, lottery stands, newspaper and magazine stands and other general stores. Provo purchases large volumes of prepaid cards from Telmex or Telcel and sells the cards in smaller quantities to retailers either directly or through agents or distributors.

     Provo purchases prepaid cards at less than the face value of the card, and resells them to retailers or distributors at a higher price. The difference between the two prices, typically from 1% to 7%, represents the gross margin Provo retains. Cash (C.O.D.) purchases result in a higher profit to Provo compared to purchases on credit terms from Telmex or Telcel. In addition, the price obtained by Provo varies by the type of card, face value of the card and volume levels met. Similarly, the price offered by Provo to retailers or distributors varies by the type of card, face value of the card and volume levels of the retailer or distributor. Accordingly, the gross margin attained by Provo in any period is impacted by several factors. In addition, Telmex and Telcel provide Provo additional discounts and rebates based on certain special programs. During fiscal years 2002 and 2001, Provo received approximately $500,000 and $400,000, respectively, of such additional incentives. Provo's management tries to optimize the gross margins earned by balancing volume levels with the working capital availability, and from time to time has had to scale back volume levels due to working capital constraints.

Results of Operations

     Comparison of Three Months Ended March 31, 2002 and 2003

     The following table sets forth certain financial data as a percentage of the revenues for the periods indicated:

                                                      For the three months ended
                                                              March 31,
                                                             (unaudited)
                                                      --------------------------
                                                            2003    2002
                                                            -----   -----
Revenue                                                     100.0%  100.0%
Cost of revenue                                              96.6%   94.1%
Selling expenses                                              0.5%    1.2%
General and administrative expenses                           3.2%    3.1%
Depreciation and amortization                                 0.2%    0.1%
                                                            -----   -----
Operating (loss) income                                      -0.4%    1.6%
                                                            =====   =====

     Revenue. Revenue decreased for the three months ended March 31, 2003 by $2,277,498 or 10.4% over the prior year. The revenue decrease was principally due to a weaker Mexican peso. Excluding the impact of foreign currency translation, revenue increased 6.1%. Provo believes that the increase in revenue was due to the availability of a credit line with Telmex and to the absence of deep discounting by some of its new competitors and their distributors.

     Cost of Revenue. For the three months ended March 31, 2003, cost of revenue decreased by $1,648,987 or 8.0%. The decrease was principally due to a weaker Mexican peso. Excluding the impact of foreign currency translation cost of revenue increased by 9.0%. As a percentage of revenue, cost of revenue increased from 94.1% in March 2002 to 96.6% in March 2003. In 2003, Provo purchased a greater amount of prepaid cards on credit terms compared to 2002 resulting in a higher cost of revenue in percentage terms.

     Selling Expenses. For the three months ended March 31, 2003, selling expenses decreased by $160,448 for the same period last year to $95,777. The decrease in selling expenses was due to decreased revenue levels attained in 2003. In 2003, selling expenses decreased at a higher percentage than revenue percentage decreased, as selling expenses in 2002 included approximately $70,000 of non-recurring incentive commission expense.

     General and Administrative Expenses. For the three months ended March 31, 2003, general and administrative expenses decreased by $54,374 for the same period last year to $617,623. The decrease in general and administrative expenses was due to a weaker Mexican Peso. Excluding the impact of foreign currency translation, general and administrative expenses increased by 8.9%. Increase in insurance expenses, professional fees, communications expenses and higher payroll costs arising from pay increases effected in the beginning of 2003 were the principal components of expense increase.

     Operating Profit. As result of the foregoing, for the three months ended March 31, 2003, operating profit decreased by $427,641 for the same period last year to a loss of $85,503.

     Interest Expense. Interest expense for the three months ended March 31, 2003 was $86,865 compared to an interest expense of $108,453 during the three months ended March 31, 2002. Excluding the impact of foreign currency translation, interest expense decreased by 5.1%. The decrease in interest expense was due to lower debt balance offset partly by higher interest rates in 2003. Interest rates on Provo's debt are based upon the prevailing Mexican Interbank Equilibrium Rate ("TIIE"). Accordingly, interest expense varies in line with TIIE. In the first quarter of 2003 the average TIIE was 9.6% compared to 8.5% in the first quarter of 2002.

     Gain on assets transferred in settlement. In March of 2003, Provo transferred to Telmex its office building in Mexico City and certain non-revenue generating real estate properties for an aggregate consideration of $4.5 million. The transfer generated a gain of approximately $245,000, which was recorded in the results for the three months ended March 31, 2003.

     Income Taxes. For the three months ended March 31, 2003, income tax, determined in accordance with Mexico's income tax laws, resulted in taxes of $34,730 compared to a tax expense of $82,700 during the three months ended March 31, 2002. The effective tax rate in 2003 was 36% compared to 32% in 2002.

     Comparison of Years ended December 31, 2002 and 2001

     The following table sets forth certain financial data as a percentage of the revenues for the periods indicated:

                                                             For the year ended
                                                                December 31,
                                                             -------------------
                                                                2002    2001
                                                                -----   -----
Revenue                                                         100.0%  100.0%
Cost of revenue                                                  95.4%   96.1%
Selling expenses                                                  0.6%    0.7%
General and administrative expenses                               2.9%    2.7%
Depreciation and amortization                                     0.1%    0.1%
                                                                -----   -----
Operating income                                                  1.0%    0.4%
                                                                =====   =====

     Revenue. Revenue decreased for the year ended December 31, 2002 by $18,216,225 or 15.2% over the prior year. The revenue decrease, in part, was due to a weaker Mexican peso. Excluding the impact of foreign currency translation, revenue decreased by 12.3%. Working capital constraints in 2002 resulted in decreased levels of prepaid calling card inventory purchases and related revenue. In addition, Provo believes that the practice of offering deep discounts to retailers by certain new competitors and their sub-distributors adversely affected Provo's sales efforts. Telmex has taken corrective action on the matter of deep discounts. Provo believes that this action will reduce the amount of deep discounts being offered.

     Cost of Revenue. For the year ended December 31, 2002, cost of revenue decreased by $18,234,013 or 15.8% over the prior year. The decrease in part was due to a weaker Mexican peso. Excluding the impact of foreign currency translation, cost of revenue decreased by 13.0%. As a percentage of revenue, cost of revenue decreased to 95.4% in 2002 from 96.1% in 2001. In 2002, Provo purchased a greater amount of prepaid cards on cash terms compared to 2001 resulting in a lower cost of revenue in percentage terms. In addition, Provo's refusal to match its competitors in offering additional discounts to retailers during the year resulted in a lower cost of revenue in percentage terms.

     Selling Expenses. For the year ended December 31, 2002, selling expenses decreased by $226,039 over the prior year to $657,993. The decrease in selling expenses was due principally to decreased revenue levels attained in 2002.

     General and Administrative Expenses. For the year ended December 31, 2002, general and administrative expenses decreased by 10.3% or $337,546 over the prior year to $2,930,585. The decrease in general and administrative expenses was due to the weaker Mexican peso and to certain expense reductions realized by Provo. Excluding the impact of foreign currency translation, general and administrative expenses decreased by 7.3%. In 2002, Provo closed two of its branches and migrated its distribution channel to agents and realized certain expense savings. In addition, reduction of professional fees and training expenses resulted in a further decrease in general and administrative expenses.

     Operating Profit. As a result of the foregoing, for the year ended December 31, 2002, operating profit increased by 127.5% or $565,358 over the prior year to $1,008,787.

     Interest Expense. Interest expense for 2002 was $419,345 compared to $448,584 in 2001. In 2002, interest expense decreased due to lower interest rates and to a reduced debt level (including the interest bearing supplier credit facility with Telmex). Interest rates on Provo's debt are based upon the prevailing TIIE. Accordingly, interest expense varies in line with TIIE. In 2002 average TIIE was 8.1 % compared to 12.8% in 2001.

     Income Taxes. In 2002, income tax expense, determined in accordance with Mexico's income tax laws, was $148,395 compared to $291,065 in 2001. The effective tax rate in 2002 was 20% compared to 40% in 2001. The decreased effect of inflation in 2002 primarily resulted in a lower effective tax rate when compared to the prior year.

Liquidity and Capital Resources

     Provo's working capital at March 31, 2003 was $3,822,270 compared to $4,595,454 at December 31, 2002. The decrease in working capital was due to the acquisition of non-current real estate in settlement of accounts receivable of approximately $1,433,000 and an expenditure of approximately $610,000 incurred for acquisition of subsidiaries. This was partly offset by net income and additional non-cash capital contributions from the majority stockholder.

     Provo's primary capital requirements are to fund its working capital. To date, Provo has financed its capital requirements through equity contributions from its majority stockholders, lines of credit from banks and a supplier credit facility from Telmex.

     At March 31, 2003 Provo had aggregate borrowings of $1,894,661 under four lines of credit with two banks. The lines of credit are secured by real estate of the majority stockholder's family. At March 31, 2003, the interest rates on the lines range between 12.8% and 13.3%. The lines of credit expire at various dates between July 2003 and September of 2005 and one line requires a monthly payment of approximately $14,000 in 2003.

     Provo has relied on Telmex to finance its inventory purchases with a line of credit. At December 31, 2002, $11,849,727 was outstanding under this facility. Various non-operating properties, properties owned by the majority stockholder's family and properties of related parties, have been pledged to guarantee Provo's credit line with Telmex. For additional information concerning these transactions, see "Proposal 5 - Certain Relationships and Related Transactions" beginning on page
69. In March of 2003, Provo entered into a settlement agreement with Provo. Pursuant to the settlement agreement, Provo transferred to Telmex its office building in Mexico City and certain non-revenue generating real estate properties for an aggregate consideration of $4.5 million. Out of the remaining balance of $7.7 million, $3.8 million will be payable on or about November 10, 2003 and the balance of $3.9 million will be payable in 54 monthly installments commencing in July 2003. All of Provo's purchases from Telmex are currently paid in cash. The shift from credit-based purchases to cash-based purchases will increase Provo's profit margins on the products purchased from Telmex, however, its revenue from these products will continue to decrease due to Provo's current cash constraints. On September 9, 2003, Telmex and Provo entered into an amendment to the settlement agreement whereby Telmex agreed to increase the value assigned to certain properties previously transferred by Provo thereby further reducing Provo's total indebtedness by 7,763,182 pesos ($699,385 at the current exchange rate). This amount will reduce the number of monthly payments payable under the Settlement. For further information concerning this transaction, see "The Acquisition Transaction - Description of Provo's
Business - Telmex Settlement" beginning on page 29.


     In 2002, Provo received real estate properties in the aggregate amount of $3.7 million in settlement of amounts due to Provo from two of its customers. In March 2003, Provo transferred the properties with additional properties owned by it to settle amounts owed by Provo to Telmex. In March 2003, Provo acquired real estate property in the aggregate amount of approximately $1.6 million in settlement of amounts owed to Provo. This property is currently securing a line of credit with Telmex.


     In April of 2003, as more fully described under "The Acquisition Transaction" beginning on page 25, Frontline acquired all of Provo's common stock Under the terms of the governing stock purchase agreement, in consideration for Provo's shares, the former stockholders of Provo received 220,000 shares of Frontline's Series C Convertible Preferred Stock. In November 2003, the shares of Series C convertible preferred stock were exchanged for shares of Series E convertible preferred stock. On November The shares of Series E convertible preferred stock are convertible into up to 22 million shares of Frontline's common stock (after giving effect to the reverse split) upon approval of certain actions by Frontline's stockholders, provided, however, that in no event will the former stockholders of Provo will own more than 49.5% of Frontline's common stock at any time.

     Provo together with Frontline plans to raise additional financing in the United States. The availability of capital resources is dependent upon prevailing market conditions, interest rates and the combined company's financial condition. In July 2003, Frontline entered into a common stock purchase agreement with Fusion Capital Fund II, LLC, whereby, subject to the approval of Proposal 5 described herein by Frontline's stockholders and the satisfaction of other applicable conditions, Fusion Capital has agreed to purchase up to $13 million of Frontline's common stock over a 40-month period. The transaction is subject to satisfaction of various conditions as described under "Proposal 5" and there can be no assurance that Frontline will in fact complete the transaction.

     We believe that our acquisition of Provo will improve our financial situation in two ways. Frontline's annual expensed related to its status as a public reporting company total approximately $350,000 per year. With our acquisition of Provo, these costs will be spread over a considerably larger revenue base, and Provo, as a profitable stand alone entity, will help to offset these costs. In addition, Provo will be able to increase its revenue in the near term if additional working capital is available for inventory procurement. We also anticipate that our status as a combined entity will enhance our ability to secure additional debt and/or equity financing so that we may satisfy our short-term debt obligations and fund the launch of new product lines, such as the Provo payroll card, thereby increasing the combined company's revenue both in the U.S. and Mexico.


     We currently plan to continue both Frontline and Provo operations, and hopes to grow our long distance voice, dedicated Internet bandwidth and website development product lines. Our board of directors is currently evaluating the possibility of divesting one or more of its low profit margin product lines in order to raise cash. Based on current plans, management anticipates that the cash on hand, cash flow from operations and vendor credit will satisfy Provo's capital requirements through at least the end of 2003. However, the agreement with Telmex requires Provo to repay Telmex $3.8 million in November 2003. In addition, Provo and Frontline are required to repay $425,000 due under a bridge financing to IIG Equity Opportunities Fund, Ltd. on October 3, 2003. We are presently attempting to negotiate a further extension with the noteholder. We currently lack the funds to pay these obligations when they become due. Therefore, in order to satisfy our debt obligations, we are currently pursuing additional sources of financing, including potential sources for debt and equity financing (or a combination of the two), and are exploring the possibility of selling some of our assets (such as our dial-up subscriber base), so that we will have sufficient funds to pay our debts as they become due. There can be no assurance, however, that such financing will be available on terms that are acceptable to us, or on any terms.

Critical Accounting Policies

     Financial Reporting Release No. 60, published by the Securities and Exchange Commission, recommends that all companies include a discussion of critical accounting polices used in the preparation of their financial statements. Provo's significant accounting policies are summarized in note 1 of its financial statements. While all of these significant accounting policies impact its financial condition and results of operations, Provo views certain of these policies as critical. Policies determined to be critical are those policies that have the most significant impact on Provo's financial statements and require management to use a greater degree of judgment and /or estimates. Actual results may differ from those estimates.

     Provo believes that given current facts and circumstances, it is unlikely that applying any other reasonable judgments or estimate methodologies would cause a material effect of Provo's results of operations, financial position or liquidity for the periods presented in this Proxy.

     The accounting policies identified critical are as follows:

     Revenue Recognition. Provo recognizes revenue in accordance with generally accepted accounting principles as outlined in SAB No. 101, which requires that four basic criteria be met before revenue can be recognized: (1) persuasive evidence of an arrangement exists; (2) product delivery, including customer acceptance, has occurred; (3) the price is fixed or determinable; and (4) collectibility is reasonably assured. Provo believes that its revenue recognition policy is critical because revenue is a very significant component of its results of operations. Decisions relative to criteria (4) regarding collectibility are based upon management's judgments and should conditions change in the future and cause management to determine these criteria are not met; Provo's recognized results may be affected.

     Inventory. Inventory consists of prepaid phone cards, purchased for resale. Inventory is valued at lower of cost ("first-in, first-out") or market. On a periodic basis, management compares the amount of inventory on hand and under commitment with our latest forecasted requirements to determine whether write-downs for excess inventory are required. Although management considers the amounts on hand to be realizable, there can be no assurance that these amounts will prove to be realizable over time.

     Allowance for Doubtful Accounts. Provo performs ongoing credit evaluations of its customers and adjusts credit limits based upon its customers' payment history and current credit worthiness, as determined by a review of their current credit information. Provo continuously monitors collections and an allowance for estimated credit losses is maintained based upon its historical experience and any specific customer issues that have been identified. While such credit losses have historically been within management's expectation and the allowances that have been established, there cannot be any guarantee that the credit loss rates will not change in the future. Provo has a limited number of customers with individually large amounts due at any balance sheet date. Any unanticipated change in one of those customer's credit position could have a material effect on Provo's results of operations in the period in which such changes or events occur.

     Income Taxes. Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using the enacted tax rates expected to apply to taxable income during the period in which those temporary differences are expected to be recovered or settled. Deferred tax assets are periodically evaluated to determine their recoverability, and where the recovery is not likely, a valuation allowance is established. In the event that actual results differ form management's estimates or assumptions change, the provision for income taxes could be materially impacted.

     Real Estate Held for Sale and Investment Nonproductive Properties. Provo's real estate held for sale and investment nonproductive properties represent non-operating assets, purchased or acquired in settlement of trade accounts receivable and are valued at the lower of cost or market. Although management considers the amounts to be realizable, there can be assurance that these amounts will prove to be realizable over time.

New Accounting Pronouncements

     In August 2001, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment of Long-Lived Assets." This statement superceded SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions" ("APB No. 30") for the disposal of a segment of a business. Provo was required to adopt the Statement during 2002. The adoption of SFAS No. 144 did not have a material effect on Provo's financial statements.

     In April 2002, the FASB issued Statement of Financial Accounting Standards No. 145, "Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections" ("SFAS 145"). SFAS 145 prohibits the classification of gains or losses from debt extinguishment as extraordinary items unless the criteria outlined in APB No. 30 are met. SFAS 145 also eliminates an inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. SFAS 145 is effective for fiscal years beginning after May 15, 2002, with early adoption encouraged. Provo adopted the provisions of SFAS 145 effective January 1, 2003 and this pronouncement did not have a material effect on its financial position or results of operations.

     In June 2002, the FASB issued SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities". SFAS No. 146 replaces Emerging Issues Task Force (EITF) Issue 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity". This standard requires recognition of costs associated with exit or disposal activities as they are incurred, rather than at the date of commitment to an exit or disposal plan. This statement is effective for exit or disposal activities that are initiated after December 31, 2002. Provo's management believes that the adoption of this standard will not have a material effect on Provo's financial statements.

     In November 2002, the FASB issued FIN No. 45 "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others". The interpretation requires that a guarantor recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken by issuing the guarantee. FIN No. 45 also requires additional disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under certain guarantees it has issued. The accounting requirements for the initial recognition of guarantees are applicable on a prospective basis for guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for all guarantees outstanding, regardless of when they were issued or modified, during the first quarter of fiscal 2003. The adoption of FIN No. 45 did not have a material effect on the accompanying financial statements.

     In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51". This Interpretation addresses the consolidation by business enterprises of variable interest entities as defined in the Interpretation. The Interpretation applies immediately to variable interests in variable interest entities created after January 31, 2003, and to variable interests in variable interest entities obtained after January 31, 2003. The adoption of this Interpretation did not have a material effect on Provo's financial statements.

                                   PROPOSAL 2


    APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF DESIGNATION PERTAINING TO
     THE SERIES B CONVERTIBLE REDEEMABLE PREFERRED STOCK TO PROVIDE FOR THE
                      MANDATORY CONVERSION OF ALL SERIES B
      STOCK UPON THE ELECTION OF THE HOLDERS OF A MAJORITY OF THE SERIES B
                     CONVERTIBLE REDEEMABLE PREFERRED STOCK,
        AND THE EFFECTUATION OF THE MANDATORY CONVERSION OF THE SERIES B
                     CONVERTIBLE REDEEMABLE PREFERRED STOCK


Introduction

     Proposal 2 relates to:


     o approval of an amendment of the certificate of designation pertaining to the Series B convertible redeemable preferred stock to provide for the mandatory conversion of all outstanding Series B convertible redeemable preferred stock upon the election of the holders of a majority of the outstanding Series B convertible redeemable preferred stock; and


     o the election by the holders of the Series B convertible redeemable preferred stock to effectuate the mandatory conversion of all of the outstanding Series B convertible redeemable preferred stock at a conversion ratio of six shares of common stock for each shares of the Series B convertible redeemable preferred stock (four shares after giving effect to the proposed two-for-three reverse split of our common stock).

Existing Terms of the Series B Convertible Redeemable Preferred Stock

     In February 2000, we issued approximately 1,200,000 shares of Series B convertible redeemable preferred stock in an underwritten public offering in order to raise capital. Our Series B convertible redeemable preferred stock is currently traded on the American Stock Exchange under the symbol FNT.PR. As of August 28, 2003, there were 14 record owners and approximately 236 beneficial owners of our Series B convertible redeemable preferred stock. In addition, Stephen Cole-Hatchard, our chief executive officer, is the beneficial owner of 10.2% of the outstanding Series B convertible redeemable preferred stock. See "Interests of Certain Persons in Mandatory Conversion Proposal" on page 50. Based on our knowledge and the public filings relating to the Series B convertible redeemable preferred stock, no one else is the beneficial owner of 5% or more of this class of stock.

     Currently, each share of Series B convertible redeemable preferred stock currently may be converted, at the option of its holder, into 3.4 shares of common stock. Holders of Series B convertible redeemable preferred stock are entitled to receive cumulative dividends at the rate of $0.60 per share of Series B convertible redeemable preferred stock per annum. Payments are to be made semi-annually in June and December of each year. Only holders of our Series B convertible redeemable preferred stock as of the record date in June and December of each year are entitled to receive dividends. The dividends payable in June 2002, December 2002 and June 2003 are accrued and unpaid, and our directors have not set a record date for payment of such dividends. Thus, as of the date hereof, dividends of $0.90 per share of Series B convertible redeemable preferred stock are accrued and unpaid.

     We may pay the dividends in cash or in shares of common stock, at our discretion. If the dividends are to be paid in common stock, the amount of common stock to be received by the holders of our Series B convertible redeemable preferred stock shall be equal to the average daily closing price of our common stock on the American Stock Exchange on the five consecutive trading days immediately preceding the day prior to the record date for the determination of the stockholders entitled to receive such dividend (the "Closing Price").


     The certificate of designation for the Series B convertible redeemable preferred stock does not clearly specify how many shares of common stock are to be issued in payment of accrued dividends in a case where our board does not specify a record date with respect to a particular dividend payment date. One alternative would be to utilize the Closing Prices as of the relevant dividend payment dates, which would result in the issuance of 3.21 shares of common stock in payment of the accrued dividends on each share of Series B convertible redeemable preferred stock, for a conversion ratio of 6.61. A second alternative would be to utilize the Closing Price as of June 25, 2003, the date on which our board approved Proposal 2, which would result in the issuance of 2.14 shares of common stock in payment of the accrued dividends on each share of Series B convertible redeemable preferred stock, for a conversion ratio of 5.54.

     In an effort to balance the interests of the holders of the Series B convertible redeemable preferred stock and of our other stockholders, in approving Proposal 2 our board adopted a conversion of six shares of common stock for each shares of Series B convertible redeemable preferred stock (four shares of common stock for each share of Series B convertible redeemable preferred stock after giving effect to the proposed two-for-three reverse split of our common stock). Such conversion ratio provides for the payment in full of all accrued and unpaid dividends on the Series B convertible redeemable preferred stock in shares of common stock.

Specifics of the Series B Mandatory Conversion Proposal


     At present, the conversion of Series B convertible redeemable preferred stock into common stock is at the election of each individual holder of Series B convertible redeemable preferred stock. The amendment in this Proposal 2 would add a new Section 10 to the terms of the certificate of designation pertaining to the Series B convertible redeemable preferred stock that would provide that if the holders of a majority of the outstanding Series B convertible redeemable preferred stock elect to convert their shares of Series B convertible redeemable preferred stock to common stock, then all of the outstanding Series B convertible redeemable preferred stock will automatically and without any further action convert into six shares of our common stock (four shares after giving effect to the proposed two-for-four reverse split of our common stock).

     Adoption of Proposal 2 (after giving effect to the proposed two-for-three reverse stock split ) will result in a conversion ratio of four shares of common stock for each share of the Series B convertible redeemable preferred stock and the conversion of all 496,445 shares of Series B convertible redeemable preferred stock outstanding as of October 31, 2003 into an aggregate of approximately 1,985,780 shares of common stock.

     By Proposal 2, in addition to amending the certificate of designation pertaining to the Series B convertible redeemable preferred stock to provide for its mandatory conversion upon the approval of the holders of a majority of the outstanding Series B convertible redeemable preferred stock, Frontline is requesting that the holders of the Series B convertible redeemable preferred stock elect to effectuate the mandatory conversion of all of the outstanding Series B convertible redeemable preferred stock to our common stock. Thus, if Proposal 2 is adopted, all of the Series B convertible redeemable preferred stock will automatically be converted to common stock.

     Proposal 2 provides a mechanism to effect the mandatory conversion of the Series B convertible redeemable preferred stock by requiring all of the outstanding shares to be converted upon the approval by the holders of a majority of the outstanding shares of Series B convertible redeemable preferred stock. A copy of the proposed certificate of amendment to the certificate of designation pertaining to the Series B convertible redeemable preferred stock is attached to this proxy statement as Annex F. You are encouraged to read the certificate of amendment carefully.

     The amendments to the certificate of designation would become effective upon filing the certificate of amendment with the Delaware Secretary of State, which would occur as soon as possible following the approval of this Proposal 2 by the requisite stockholder votes at the annual meeting. The mandatory conversion of the Series B convertible redeemable preferred stock to common stock as described above would occur immediately upon the filing of the certificate of amendment to the certificate of designation.


Purpose and Background of the Series B Mandatory Conversion Proposal

     The Series B convertible redeemable preferred stock currently is traded on the American Stock Exchange under the symbol FNT.PR. To maintain the listing of the Series B convertible redeemable preferred stock on the American Stock Exchange, we must meet certain listing standards established by the American Stock Exchange. We are not in compliance with the American Stock Exchange listing standards with respect to the Series B convertible redeemable preferred stock. We are proposing to convert the Series B convertible redeemable preferred stock into common stock to avoid the Series B convertible redeemable preferred stock being delisted from the American Stock Exchange.

     The American Stock Exchange rules require, among other things, that as a condition of the continued listing of a security, the aggregate market value of shares of such security publicly held must not fall below $1,000,000. In the event the aggregate market value of shares of a security publicly held fall below $1,000,000 for more than 90 consecutive days, the American Stock Exchange will consider suspending dealings in, or removing from the list, such security.

     On January 16, 2003, the American Stock Exchange advised us that it is considering filing an application to delist our Series B convertible redeemable preferred stock because the aggregate market value of the Series B convertible redeemable preferred stock publicly held was less than $1,000,000 for more than 90 consecutive days. The American Stock Exchange granted us through February 21, 2003 to submit a plan to the American Stock Exchange to achieve compliance with the American Stock Exchange listing standards.

     In order to address the American Stock Exchange listing issue, our board of directors convened a meeting during which it evaluated potential plans that could be undertaken to avoid the delisting of the Series B convertible redeemable preferred stock from the American Stock Exchange, recognizing that such an outcome was in the best interests of our stockholders. Our board of directors determined that the primary factor that has led to the Series B convertible redeemable preferred stock falling out of compliance with the American Stock Exchange listing requirements is that the holders of a majority of the initially outstanding shares of Series B convertible redeemable preferred stock have voluntarily converted their Series B convertible redeemable preferred stock into common stock, resulting in a diminution in the aggregate market value of the publicly held Series B convertible redeemable preferred stock that has not been offset by an increase in the price of the Series B convertible redeemable preferred stock. Our board of directors further determined that a plan aimed towards increasing the stock price of the Series B convertible redeemable preferred stock would be ineffective. Therefore, on February 21, 2003, after considering a variety of alternatives, we submitted a plan of compliance to the American Stock Exchange in which we stated that, to avoid delisting of the Series B convertible redeemable preferred stock from the American Stock Exchange, we intend to seek the necessary approvals to cause the holders of the Series B convertible redeemable preferred stock to convert all of the Series B convertible redeemable preferred stock into common stock. The American Stock Exchange has indicated that it will not take steps to delist the Series B convertible redeemable preferred stock, provided that we take timely action to convert the Series B convertible redeemable preferred stock into common stock.

Interests of Certain Persons in Approval of the Series B Mandatory Conversion Proposal

     Interests in Frontline's Securities

     Certain of our directors and executive officers hold shares of our Series B convertible redeemable preferred stock. The following table identifies the directors, executive officers and each person or entity who is known to us to own 5% or more of outstanding shares of our Series B convertible redeemable preferred stock, who currently hold shares of our Series B convertible redeemable preferred stock, the number of such shares held by each such person, and the number of shares of common stock into which such shares of Series B convertible redeemable preferred stock will be converted upon approval of Proposal 2 by our stockholders (after giving effect to the proposed two-for-three reverse stock split) and the percentage of their ownership:


                                                    Actual                     As adjusted (1)
                                        ------------------------------   --------------------------
                                        Series B Preferred convertible
                                          redeemable preferred stock            Common shares
                                        ------------------------------   --------------------------
                                            Number of   Percentage                       Percentage
                                             shares         Of           Issuable upon       of
                                              owned      Ownership         conversion     ownership
                                            ---------   ----------       -------------   ----------
Stephen Cole-Hatchard, Chief
   Executive Officer and Director (2)         50,450       10.2%            201,800         6.6%
William A.  Barron, Director (3)                 200        0.2%                800         0.4%


----------

(1) As adjusted to give effect to the conversion of the Series B convertible redeemable preferred stock, Series E convertible preferred stock and Series D convertible preferred stock and the proposed two-for-three reverse split.

(2) Mr. Cole-Hatchard is our Chief Executive officer Includes 201,333 shares issuable upon exercise of options.


(3) Includes 58,000 shares issuable upon exercise of options.

Consequences of the Series B Mandatory Conversion Proposal

     Issuance of Common Stock


     After giving effect to the conversion of the Series E convertible preferred stock and Series D convertible preferred stock pursuant to Proposal 1, the conversion of the Series B convertible redeemable preferred stock pursuant to Proposal 2, and the two-for-three reverse stock split pursuant to Proposal 3, Frontline's total outstanding shares of common stock would be 26,958,614 of which approximately 7.4% would be owned by the former holders of the Series B convertible redeemable preferred stock.


     Elimination of Series B Convertible Redeemable Preferred Stock

     Upon conversion of the Series B convertible redeemable preferred stock into shares of common stock, Frontline would no longer have any shares of Series B convertible redeemable preferred stock outstanding. The elimination of the outstanding Series B convertible redeemable preferred stock would have several important implications to the holders of Frontline's common stock and Series B convertible redeemable preferred stock:


     Ranking. The Series B convertible redeemable preferred stock ranks senior to our common stock, Series E convertible preferred stock and Series D convertible preferred stock in right of payment of dividends and distributions upon liquidation, dissolution or winding up of Frontline. The Series B convertible redeemable preferred stock will also rank senior to any other class of preferred stock that may be established in the future, unless the holders of a majority of the outstanding shares of the Series B convertible redeemable preferred stock vote in favor of the establishment of a senior class of preferred stock.


     Dividends. Holders of shares of Series B convertible redeemable preferred stock are entitled to receive annual cumulative dividends of $.60 per share, out of legally available funds, payable semi-annually on June 30 and December 31 of each year, commencing June 30, 2000. The dividends are payable, at Frontline's option, either in cash or in shares of common stock (except that dividends payable upon a redemption of the Series B convertible redeemable preferred stock will be payable only in cash). Dividends are cumulative and accrue from the date of first issuance of the Series B convertible redeemable preferred stock and are payable to holders of record as they appear on Frontline's stock books on the record dates to be fixed by our board of directors. The number of shares of common stock to be issued as a dividend are based on the average closing sales price of the common stock on the five trading days immediately preceding the record date for each dividend. No fractional shares of common stock will be issued. Instead, Frontline must pay the cash equivalent of any fractional share.

     Liquidation Preference. In the event of any liquidation, dissolution or winding up of Frontline, holders of shares of Series B convertible redeemable preferred stock are entitled to receive, out of legally available assets, a liquidation preference of $15.00 per share, plus an amount equal to any accrued and unpaid dividends up to the payment date, before any payment or distribution will be made to the holders of common stock or any other capital stock that ranks junior to the Series B convertible redeemable preferred stock. Holders of shares of the Series B convertible redeemable preferred stock will not be entitled to receive any liquidation preference on their shares until the liquidation preference of any senior capital stock has been paid in full.

     Optional Redemption. If at any time after the date of issuance of the Series B convertible redeemable preferred stock, the closing sales price of the common stock has been $8.80 or more for any 15 consecutive trading days, Frontline may, at its option, by giving notice to the holders of the Series B convertible redeemable preferred stock at any time during the five business days after the last trading day in the 15-day trading period, redeem all of the Series B convertible redeemable preferred stock for $15.00 plus the amount of accrued and unpaid dividends. Frontline also has the option to redeem all of the Series B convertible redeemable preferred stock for a payment in cash of $16.50 per share, plus accrued and unpaid dividends.

     Conversion. The Series B convertible redeemable preferred stock is convertible into shares of common stock at the option of the holder at any time after it is issued and up to the day before the date fixed for redemption, if any. Shares of common stock currently are issuable upon conversion of a share of the Series B convertible redeemable preferred stock at a price of $4.41 (equivalent to a conversion rate of 3.4 shares of common stock for each share of Series B convertible redeemable preferred stock). The conversion rate is subject to adjustment for stock splits, reverse stock splits and other similar capitalization changes. Also, the conversion rate is subject to adjustment for the issuance of rights or warrants to holders of common stock entitling them to purchase common stock at a price below the then-current market price, and for extraordinary dividends to holders of stock junior or equal to the Series

B convertible redeemable preferred stock. No fractional shares of common stock will be issued upon conversion. Instead, Frontline will pay the cash equivalent of any fractional shares.

     Special Voting Rights. Generally, the holders of Series B convertible redeemable preferred stock are not entitled to voting rights unless required by law or except as to matters affecting their rights as preferred stockholders, including the issuance of stock ranking on a parity with or senior to the Series B convertible redeemable preferred stock upon liquidation or dissolution of Frontline. If dividends on the Series B convertible redeemable preferred stock are in arrears and unpaid for six or more dividend periods (whether or not consecutive), then our board of directors will be increased by two members, who will be elected by the holders of the then-outstanding shares of Series B convertible redeemable preferred stock. These voting rights will continue until all dividends in arrears on the Series B convertible redeemable preferred stock are paid in full, or the Series B convertible redeemable preferred stock is redeemed. In any case, the voting rights will terminate if at any time there are fewer than 25,000 shares of Series B convertible redeemable preferred stock outstanding. After the voting rights are terminated, the terms of the directors elected by the holders of Series B convertible redeemable preferred stock will terminate and the size of our board of directors will be reduced by two members. In connection with any vote where holders of Series B convertible redeemable preferred stock have the right to vote, each outstanding share of Series B convertible redeemable preferred stock will be entitled to one vote.

     The approval of Proposal 2 will eliminate each of the these rights and privileges (for both Frontline and the holders of Series B convertible redeemable preferred stock) and convert the Series B convertible redeemable preferred stock into common stock as set forth in "Conversion" above.

Resale of Common Stock Exchanged for Series B Convertible Redeemable Preferred Stock

     The conversion of the Series B convertible redeemable preferred stock into common stock of Frontline will be made pursuant to an exemption from registration under Section 3(a)(9) of the Securities Act of 1933. For purposes of the Securities Act, the shares of common stock to be issued in exchange for the Series B convertible redeemable preferred stock will be subject to the same restrictions on resale, if any, as are applicable at present to the Series B convertible redeemable preferred stock of such holder. Affiliates of Frontline and holders of restricted shares will continue to be subject to the resale restrictions specified in Rule 144 issued under the Securities Act.

Certain Federal Tax Consequences

     Introduction

     The following discussion summarizes certain United States federal income tax consequences to Frontline and its stockholders of the conversion of the Series B convertible redeemable preferred stock to common stock pursuant to Proposal 2. This summary does not purport to be complete. It does not address all of the United States federal income tax considerations, including considerations that may be relevant to Frontline stockholders in light of their individual circumstances or to Frontline stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, traders who mark to market, non-U.S. stockholders, stockholders who hold shares of Frontline stock as part of a straddle, hedge, or conversion transaction, stockholders who acquired their shares of Frontline stock pursuant to the exercise of employee stock options or otherwise as compensation, stockholders who are subject to the federal alternative minimum tax, and stockholders not holding their shares of Frontline stock as a capital asset. This discussion also does not address any non-income tax consequences or any state, local, or non-U.S. tax consequences.

     No rulings from the Internal Revenue Service or opinions of counsel have been or will be requested with respect to any of the matters discussed herein and, as a result, there can be no assurance that the Internal Revenue Service will not disagree with or challenge any of the conclusions described below. The discussion below is based upon the provisions of the Code, the Treasury Regulations promulgated thereunder, judicial decisions and administrative rulings currently in effect, all of which are subject to change, possibly on a retroactive basis. The summary does not address the tax consequences of any transaction other than the conversion of the Series B convertible redeemable preferred stock.

     EACH HOLDER OF OUR SERIES B CONVERTIBLE REDEEMABLE PREFERRED STOCK SHOULD CONSULT HIS, HER OR ITS TAX ADVISOR AS TO THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO FRONTLINE AND TO SUCH HOLDER OF THE CONVERSION OF THE SERIES B CONVERTIBLE REDEEMABLE PREFERRED STOCK. EACH HOLDER OF OUR SERIES B CONVERTIBLE

REDEEMABLE PREFERRED STOCK SHOULD ALSO CONSULT HIS, HER OR ITS TAX ADVISOR AS TO ANY STATE, LOCAL, NON-U.S. AND NON-INCOME TAX CONSIDERATIONS RELEVANT TO SUCH HOLDER AS A RESULT OF THE CONVERSION OF THE SERIES B CONVERTIBLE REDEEMABLE PREFERRED STOCK.

     Tax Consequences to Frontline Stockholders

     General. Under Section 354 of the Code, a stockholder who exchanges stock or securities of a corporation solely for stock or securities of the same corporation, in a transaction that constitutes a "recapitalization" within the meaning of Section 368(a)(1)(E) of the Code, generally will not recognize gain or loss on the exchange. Frontline believes that the conversion of the Series B convertible redeemable preferred stock pursuant to Proposal 2 will constitute a "recapitalization" within the meaning of Section 368(a)(1)(E) of the Code. The remainder of this discussion assumes that the conversion will be treated as a "recapitalization" within the meaning of Section 368(a)(1)(E) of the Code.

     Treatment of existing holders of Frontline common stock. The existing holders of shares of Frontline common stock will not recognize gain or loss as a result of the conversion of the Series B convertible redeemable preferred stock pursuant to Proposal 2.

     Treatment of Frontline stockholders that exchange shares of Frontline Series B convertible redeemable preferred stock for shares of Frontline common stock. As discussed above, a stockholder exchanging stock or securities solely for other stock or securities in a "recapitalization" within the meaning of
Section 368(a)(1)(E) of the Code generally will not recognize gain or loss on the exchange. However, under Section 305 of the Code and the Treasury Regulations thereunder, under certain circumstances, a recapitalization may be deemed to result in a taxable distribution with respect to the preferred stock. In particular, a deemed distribution will occur if (i) the recapitalization is pursuant to a plan to periodically increase a stockholder's proportionate interest in the assets or earnings and profits of the corporation, or (ii) a stockholder holding preferred stock with dividends in arrears exchanges his stock for other stock and, as a result, increases his proportionate interest in the assets or earnings and profits of the corporation.

     Frontline believes that the conversion of the Series B convertible redeemable preferred stock is an isolated transaction, and not part of a plan to periodically increase a stockholder's proportionate interest in Frontline. Nevertheless, because there are accrued and unpaid dividends with respect to the Series B convertible redeemable preferred stock, holders of Series B convertible redeemable preferred stock potentially could be treated as receiving a distribution from Frontline. The amount of a deemed distribution resulting because dividends in arrears is limited to the lesser of (i) the amount by which the fair market value of the Frontline common stock received (determined immediately following the conversion of Series B convertible redeemable preferred stock) exceeds the issue price of the Series B convertible redeemable preferred stock surrendered, or (ii) the amount of the dividends in arrears. The issue price of the Series B convertible redeemable preferred stock significantly exceeds the current fair market value of the common stock that holders of Series B convertible redeemable preferred stock will receive in connection with the conversion of the Series B convertible redeemable preferred stock pursuant to Proposal 2.

     The Internal Revenue Service, however, may take the position that the amendment to the certificate of designation pertaining to the Series B convertible redeemable preferred stock necessary to permit the conversion of the Series B convertible redeemable preferred stock pursuant to Proposal 2 should be analyzed separately from the conversion itself. A change in the conversion rate of preferred stock generally results in deemed distribution under Section 305 of the Code. If the Internal Revenue Service were to successfully assert that those amendments (which alter the terms of the Series B convertible redeemable preferred stock) themselves caused a deemed distribution, then the amount of the deemed distribution resulting therefrom would not be subject to the limitations described above. Nevertheless, Frontline believes, and the remainder of this discussion assumes, that the conversion of the Series B convertible redeemable preferred stock pursuant to Proposal 2 will not result in a deemed distribution to Frontline stockholders.

     In light of the foregoing, Frontline believes that a holder of shares of Series B convertible redeemable preferred stock who receives shares of common stock in exchange for shares of the Series B convertible redeemable preferred stock in connection with the conversion of the Series B convertible redeemable preferred stock pursuant to Proposal 2 will not recognize gain or loss upon such exchange.

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

     Tax basis of Frontline common stock. The aggregate tax basis of the Frontline common stock received by Frontline stockholders in exchange for their shares of Series B convertible redeemable preferred stock will be the same as the aggregate tax basis of the shares of Series B convertible redeemable preferred stock surrendered in connection with the conversion of the Series B convertible redeemable preferred stock pursuant to Proposal 2.

     Holding period of Frontline common stock. The holding period of the Frontline common stock received by Frontline stockholders in exchange for their shares of Series B convertible redeemable preferred stock in connection with the conversion of the Series B convertible redeemable preferred stock pursuant to Proposal will include the holding period of the shares of Series B convertible redeemable preferred stock surrendered in exchange therefor.

     Information Reporting. Frontline stockholders who receive shares of Frontline common stock in connection with the conversion of the Series B convertible redeemable preferred stock pursuant to Proposal 2 will be required to attach a statement to their tax returns for the year in which the conversion occurs that contains the information listed in Treasury Regulation Section 1.368-3(b). Such statement must include the holder's tax basis in that holder's shares of Series B convertible redeemable preferred stock surrendered in connection with the conversion and a description of the shares of common stock received in the conversion.

     Tax Consequences to Frontline

     Frontline will not recognize gain or loss by reason of the conversion of the Series B convertible redeemable preferred stock pursuant to Proposal 2.

Accounting Treatment of the Preferred Conversion

     The conversion of the Series B convertible redeemable preferred stock at the proposed conversion ratio of 6 for 1 would result in the reclassification of the Series B convertible redeemable preferred stock account balance ($4,964 as of June 30, 2003) to Frontline's stockholders' equity accounts, specifically common stock and additional paid-in capital. Additionally, the excess of the fair value of the common stock issued to the holders of Series B convertible redeemable preferred stock over the fair value of the securities issuable pursuant to the original conversion terms is considered to be a deemed dividend to the holders of Series B convertible redeemable preferred stock. Accordingly, such dividend would be reflected as a reduction to retained earnings and an increase in the net loss applicable to common stockholders for purposes of computing net loss per share of common stock. Assuming a fair value of $0.42 per share of common stock, the increase in net loss applicable to common stockholders would be $95,317.

Dissenters' Rights of Appraisal


     Delaware law does not provide for appraisal rights with respect to the amendments to the certificate of designation to be effected pursuant to Proposal 2.


Required Vote

     Under Delaware law, approval of Proposal 2 requires the affirmative vote of:

     o the holders of a majority of the outstanding shares of Series B convertible redeemable preferred stock, voting separately as a single class; and

     o the holders of a majority of outstanding shares of the common stock, voting separately as a single class.

Abstentions and broker non-votes have the effect of a vote against Proposal 2.

Board Recommendation

     Our board of directors unanimously recommends a vote FOR Proposal 2.

                                   PROPOSAL 3

             AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO EFFECT
           A REVERSE SPLIT OF THE COMMON STOCK AND AN INCREASE IN THE
                   NUMBER OF AUTHORIZED SHARES OF COMMON STOCK


Introduction


     Proposal 3 relates to adoption of amendments to our certificate of incorporation authorizing the following:

     o a reverse stock split in which all outstanding shares of our common stock would be exchanged at a ratio of two-for-three; and

     o an increase in the number of authorized shares of common stock from 25,000,000 shares to 100,000,000 shares.

     The test of the proposed amendments to our certificate of incorporation pertaining to the proposed reverse stock split and increase in authorizes shares is incorporated as paragraphs 7 and 8 of the certificate of amendment, attached to this proxy statement as Annex G. The amendments to the certificate of incorporation would become effective upon filing the amendment with the Delaware Secretary of State, which would occur as soon as possible following the approval of this Proposal 3 by the stockholders at the annual meeting.

The Reverse Split

     Purpose and Background of the Reverse Split


     Our primary objective in proposing the reverse split is to attempt to raise the per share trading price of our common stock. The closing bid price of our common stock has been below $1.00 per share since October 3, 2000. On October 31, 2003, the closing price was $0.42. We are also proposing the reverse split because our board of directors believes that decreasing the number of shares of our outstanding common stock will improve the investing public's perception of the company.


     Our board of directors believes that the low per share market price of the common stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of Frontline generally. Theoretically, decreasing the number of shares of common stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. The presence of these negative perceptions may be adversely affecting, and may continue to adversely affect, not only the pricing of our common stock, but also its trading liquidity. In addition, these perceptions may affect our commercial business and our ability to raise additional capital through the sale of stock or the cost of debt we may incur.

     We hope that the decrease in the number of shares of our outstanding common stock resulting from the reverse split, and the anticipated increase in the price per share, will encourage greater interest in the common stock among members of the financial community and the investing public and possibly create a more liquid market for our stockholders with respect to those shares presently held by them. However, the possibility exists that stockholder liquidity may be adversely affected by the reduced number of shares which would be outstanding if the reverse split is effected, particularly if the price per share of the common stock begins a declining trend after the reverse split is effected.

     There can be no assurance that the reverse split will achieve any of the desired results. There also can be no assurance that the price per share of the common stock immediately after the reverse split will increase proportionately with the reverse split, or that any increase will be sustained for any period of time.

     We are not aware of any present efforts by anyone to accumulate the common stock, and the proposed reverse split is not intended to be an anti-takeover device.

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

     Effect on Outstanding Common Stock; No Fractional Shares

     The principal effects of the reverse split will be to decrease the number of outstanding shares of our common stock. The total number of shares of common stock each stockholder holds will be reclassified automatically into the number of shares equal to the number of shares each stockholder held immediately before the reverse split in accordance with the two-for-three exchange ratio. If the total number of shares a stockholder holds is not evenly divisible by the two-for-three exchange ratio, that stockholder will not receive a fractional share but instead will receive cash in an amount equal to the fraction of a share that stockholder otherwise would have been entitled to receive multiplied by the last reported sale price of the common stock before the reverse split takes effect.

     The reverse split will result in some stockholders owning "odd-lots" of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

     The proposed reverse stock split will not otherwise alter or modify the rights, preferences, privileges or restrictions of the common stock.

     Effect on Outstanding Preferred Stock, Options and Warrants


     Under the terms of our outstanding Series B convertible redeemable preferred stock, Series E convertible preferred stock, Series D convertible preferred stock, options and warrants, when the reverse split becomes effective, the number of shares of common stock covered by each of them will be decreased and the conversion or exercise price per share will be increased in accordance with the two-for-three exchange ratio of the reverse split.


     No Effect on Legal Ability to Pay Dividends

     Our board of directors has not in the past declared, nor does it have any plans to declare in the foreseeable future, any distributions of cash, dividends or other property to the holders of common stock. We are not in arrears on any dividends to the holders of common stock. Holders of our Series B convertible redeemable preferred stock are entitled to receive annual cumulative dividends of $.60 per share payable semi-annually in June and December of each year. The dividends may be paid in cash or in shares of common stock, at our discretion. In June and December 2002 and June 2003, our directors did not declare a dividend on our Series B convertible redeemable preferred stock. Under the terms of the Series B convertible redeemable preferred stock, failure to declare a dividend for six ore more dividend periods constitutes a default which would confer certain voting rights upon the holders of the Series B convertible redeemable preferred stock, and empower them to elect two directors to our board of directors. At June 30, 2003, unpaid dividends represented $446,801. We do not believe that the reverse split will have any effect with respect to future distributions, if any, to our stockholders.

     Payment for Fractional Shares; Exchange of Stock Certificates

     We will appoint our transfer agent, American Stock Transfer & Trust Company, at 59 Maiden Lane, New York, New York 10038, to act as exchange agent for holders of the common stock in connection with the reverse split. We will deposit with the exchange agent, as soon as practicable after the effective date of the reverse split, cash in an amount equal to the value of the estimated aggregate number of fractional shares that will result from the reverse split. The funds required to purchase the fractional share interests are available and will be paid from our current cash reserves. Our stockholder list shows that some of the outstanding common stock is registered in the names of clearing agencies and broker nominees. Because we do not know the numbers of shares held by each beneficial owner for whom the clearing agencies and broker nominees are record holders, we cannot predict with certainty the number of fractional shares that will result from the reverse split or the total amount it will be required to pay for fractional share interests. However, we do not expect that the amount will be material.


     As of the record date for the annual meeting, there were approximately 14 holders of record of our common stock (although we had significantly more beneficial holders). We do not expect the reverse split and the payment of cash in lieu of fractional shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the reverse split.


     On or after the effective date of the reverse split, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing its post-reverse split shares and, if applicable, cash in lieu of a fractional share only by sending the exchange agent its old stock certificate(s), together with the properly


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executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-reverse-split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder's new stock certificate and payment in lieu of any fractional share promptly after receipt of that stockholder's properly completed letter of transmittal and old stock certificate(s).

     Stockholders will not have to pay any service charges in connection with the exchange of their certificates or the payment of cash in lieu of fractional shares.

     Certain Federal Tax Consequences

     The following discussion summarizes certain United States federal income tax consequences to Frontline and its stockholders of the reverse stock split pursuant to Proposal 3. This summary does not purport to be complete. It does not address all of the United States federal income tax considerations, including considerations that may be relevant to Frontline stockholders in light of their individual circumstances or to Frontline stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, traders who mark to market, non-U.S. stockholders, stockholders who hold shares of Frontline stock as part of a straddle, hedge, or conversion transaction, stockholders who acquired their shares of Frontline stock pursuant to the exercise of employee stock options or otherwise as compensation, stockholders who are subject to the federal alternative minimum tax, and stockholders not holding their shares of Frontline stock as a capital asset. This discussion also does not address any non-income tax consequences or any state, local, or non-U.S. tax consequences.

     No rulings from the Internal Revenue Service or opinions of counsel have been or will be requested with respect to any of the matters discussed herein and, as a result, there can be no assurance that the Internal Revenue Service will not disagree with or challenge any of the conclusions described below. The discussion below is based upon the provisions of the Code, the Treasury Regulations promulgated thereunder, judicial decisions and administrative rulings currently in effect, all of which are subject to change, possibly on a retroactive basis. The summary does not address the tax consequences of any transaction other than the reverse stock split.

     EACH FRONTLINE STOCKHOLDER SHOULD CONSULT HIS, HER OR ITS TAX ADVISOR AS TO THE UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO FRONTLINE AND TO SUCH STOCKHOLDER OF THE REVERSE STOCK SPLIT. EACH FRONTLINE STOCKHOLDER SHOULD ALSO CONSULT HIS, HER OR ITS TAX ADVISOR AS TO ANY STATE, LOCAL, NON-U.S. AND NON-INCOME TAX CONSIDERATIONS RELEVANT TO SUCH STOCKHOLDER AS A RESULT OF THE REVERSE STOCK SPLIT.

     Tax Consequences to Frontline Stockholders

     General. Under Section 354 of the Code, a stockholder who exchanges stock or securities of a corporation solely for stock or securities of the same corporation, in a transaction that constitutes a "recapitalization" within the meaning of Section 368 (a) (1) (E) of the Code, generally will not recognize gain or loss on the exchange. Frontline believes that the reverse stock split pursuant to Proposal 3 will constitute a "recapitalization" within the meaning of Section 368 (a) (1) (E) of the Code. The remainder of this discussion assumes that the conversion will be treated as a "recapitalization" within the meaning of Section 368 (a) (1) (E) of the Code.

     Tax basis of Frontline common stock. The aggregate tax basis of the Frontline common stock received by Frontline stockholders in exchange for their common stock (including fractional shares of common stock that are converted to cash) will be the same as the aggregate tax basis of the shares of common stock surrendered in connection with the reverse stock split pursuant to Proposal 3.

     Holding period of Frontline common stock. The holding period of the Frontline common stock received by Frontline stockholders in exchange for their shares of common stock in connection with the reverse stock split pursuant to Proposal 3 (including fractional shares of common stock that are converted to cash) will include the holding period of the shares of common stock surrendered in exchange therefor.

     Receipt of cash in lieu of fractional shares of Frontline common stock. A holder of shares of Frontline common stock who receives cash in lieu of a fractional share of Frontline common stock will be treated as having received that fractional share in connection with the conversion and then as having exchanged that fractional share

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for cash in a redemption by Frontline. The holder will recognize gain or loss on this deemed redemption in an amount equal to the difference between the portion of the tax basis of the holder's shares of common stock surrendered in connection with the reverse stock split that is allocated to that fractional share and the cash received in lieu thereof. Such gain or loss generally will be capital gain or loss, and will be long-term capital gain or loss if the holding period of the shares of common stock surrendered in connection with the common stock is more than one year as of the effective date of the reverse stock split.

     Information Reporting. Frontline stockholders who receive shares of Frontline common stock in connection with the reverse stock split pursuant to Proposal 3 will be required to attach a statement to their tax returns for the year in which the conversion occurs that contains the information listed in Treasury Regulations Section 1.368-3(b). Such statement must include the holder's tax basis in that holder's shares of common stock surrendered in connection with the reverse stock split.

     Tax Consequences to Frontline

     Frontline will recognize neither gain nor loss by reason of the reverse stock split pursuant to Proposal 3.

     Miscellaneous

     The common stock is currently registered under the Securities Exchange Act of 1934, as amended, and, as a result, we are subject to the periodic reporting and other requirements of the Securities Exchange Act. The reverse split will not affect the registration of the common stock under the Securities Exchange Act. The par value of the common stock will not change as a result of the reverse split. Accordingly, the common stock account on our consolidated balance sheet will be reduced with the additional paid-in capital account being credited with the amount by which the common stock account was reduced.

Increase in Authorized Shares of Common Stock

     Current Capitalization


     Our authorized capital currently consists of 25,000,000 shares of common stock, par value $.01 per share, and 2,000,000 shares of preferred stock, par value $.01 per share. Under the terms of our certificate of incorporation and bylaws, our board of directors has the authority to divide the shares of our preferred stock into series, to establish and modify the preferences, limitations and relative rights of each share of our preferred stock, and otherwise to impact or modify our capitalization. Our board of directors has invoked such authority to establish three classes of preferred stock, the Series B convertible redeemable preferred stock, of which 1,250,000 shares are authorized (and of which 496,445 shares are outstanding as of the record date), the Series E convertible preferred stock, of which 220,000 shares are authorized (and of which 220,000 shares are outstanding as of the record date), and the Series D convertible preferred stock, of which 35,500 shares are authorized (and of which 35,500 shares are outstanding as of the record date).


     As of the record date for the annual meeting, and without giving effect to the proposed two-for-three reverse split, our capitalization was as follows:


     o    12,117,480 shares of common stock were outstanding;

     o 1,687,913 shares of common stock were reserved for future issuance upon conversion of our Series B convertible redeemable preferred stock;

     o 33,000,000 shares of common stock were reserved for future issuance upon conversion of our Series E convertible preferred stock;

     o 5,325,000 shares of common stock were reserved for future issuance upon conversion of our Series D convertible preferred stock; and

     o 3,800,000 shares of common stock were reserved for future issuance under our stock incentive plans and employee stock plans, of which approximately 1,251,200 were covered by outstanding options; and

     o 2,035,000 shares reserved for future issuance under other outstanding options and warrants.


     o 440,000 shares reserved for future issuance under a convertible promissory note.

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     Thus, as of the record date, and without giving effect to the proposed two-for-three reverse stock split, a total of 58,405,393 shares of our common stock were either issued and outstanding or reserved for issuance upon conversion or exercise of other outstanding securities. Such amount exceeded our authorized common stock by 33,405,393 shares.


     Purpose and Background of the Increase in Authorized Shares


     The number of shares of common stock reserved for future issuance exceeds the number of shares authorized for issuance by 33,405,393 shares. We are proposing to increase the total number of our authorized shares of common stock to 100,000,000 so that we will have sufficient authorized but unissued common stock to permit conversion and exercise of all of our currently outstanding securities, to enable us to sell shares of our common stock pursuant to our common stock purchase agreement with Fusion Capital and in addition enable us to respond quickly to opportunities to raise capital in public or private offerings and issue shares in business combinations. The additional authorized shares may be used for any proper corporate purpose approved by our board of directors (subject only to such stockholder approval requirements as may apply in the case of business combination transactions). The availability of additional authorized shares will enable our board of directors to act with flexibility and dispatch when favorable opportunities arise to enhance our capital structure. Additional shares may be issued in connection with public or private offerings for cash, acquisitions of other businesses, employee benefit plans and stock dividends.


     We believe that the proposed increase in authorized common stock will make sufficient shares available for use pursuant to the purposes described herein. Other than as specified above and as permitted or required under our employee benefit plans and under outstanding options, warrants and other securities convertible into common stock, we have no present arrangements, agreements or understandings for the use of the additional shares proposed to be authorized. No additional action or authorization by the stockholders would be necessary prior to the issuance of any additional shares, unless required by applicable law or the rules of any stock exchange or quotation system on which the common stock is then listed or quoted. We reserve the right to seek a further increase in authorized shares from time to time in the future as we consider appropriate.

     Effect on Outstanding Common Stock

     The additional shares of common stock authorized by the proposed amendment would have the same privileges as the shares of common stock currently authorized and issued. Stockholders do not have preemptive rights under our certificate of incorporation and will not have such rights with respect to the additional authorized shares of common stock. The increase in authorized shares would not affect the terms or rights of holders of existing shares of common stock. All outstanding shares of common stock would continue to have one vote per share on all matters to be voted on by the stockholders, including the election of directors.

     The issuance of any additional shares of common stock may, depending on the circumstances under which those shares are issued, reduce stockholders' equity per share and, unless additional shares are issued to all stockholders on a pro rata basis, will reduce the percentage ownership of common stock of existing stockholders. In addition, if our board of directors elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders. We expect, however, to receive consideration for any additional shares of common stock issued, thereby reducing or eliminating any adverse economic effect to each stockholder of such dilution.

     The proposed increase in the authorized number of shares of common stock will not otherwise alter or modify the rights, preferences, privileges or restrictions of the common stock.

     Potential Anti-Takeover Effect

     The proposed amendment to increase the number of authorized shares of common stock could, under certain circumstances, have an anti-takeover effect. For example, in the event of a hostile attempt to take over control of Frontline, it may be possible for us to endeavor to impede the attempt by issuing shares of common stock, thereby diluting or impairing the voting power of the other outstanding shares of common stock and increasing the potential costs to acquire control of Frontline. The amendment therefore may have the effect of discouraging unsolicited takeover attempts, thereby potentially limiting the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may have the effect of permitting our current management, including the current board of

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directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business. This proposal to increase the authorized common stock has been prompted by business and financial considerations.

Dissenters' Rights of Appraisal

     Delaware law does not provide for appraisal rights with respect to the amendments to the certificate of incorporation to be effected pursuant to Proposal 3.

Required Vote

     The affirmative vote of the holders of not less than a majority of the outstanding shares of common stock is required to approve the proposed amendments to the certificate of incorporation to effect a two-for-three reverse split of the common stock and an increase in the number of authorized shares of common stock from 25,000,000 shares to 100,000,000 shares (Proposal 3). Abstentions and broker non-votes will have the effect of a vote against Proposal 3.

Board Recommendation

     Our board of directors unanimously recommends a vote FOR Proposal 3.

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                                   PROPOSAL 4

    AN AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME FROM
       FRONTLINE COMMUNICATIONS CORPORATION TO PROVO INTERNATIONAL, INC.


Introduction


     Proposal 4 relates to adoption of an amendment to our certificate of incorporation to change our name from Frontline Communications Corporation to Provo International, Inc. Our board of directors believes that, as a result of our acquisition of Provo, the name Provo International, Inc. better reflects our current and anticipated future business.


     If Proposal 4 is approved, we will amend Section 1 of our certificate of incorporation to change our name to Provo International, Inc. If Proposal 4 is not so approved, Section 1 of our current certificate of incorporation will remain in effect and our name will remain Frontline Communications Corporation. If Proposal 4 is approved, without any further action by our stockholders, after the name change, our name will be Provo International, Inc. and the outstanding shares of our common stock shall be deemed to be common stock Provo International, Inc. The voting and other rights that characterize the common stock will remain the same and will not be altered by the name change.


     The text of the proposed amendment to our certificate of incorporation pertaining to the proposed name change is incorporated in paragraph 6 to the certificate of amendment, attached to this proxy statement as Annex G. The amendment to the certificate of incorporation would become effective upon filing the amendment with the Delaware Secretary of State, which would occur as soon as possible following the approval of Proposal 4 by the stockholders at the annual meeting.

Required Vote


     The affirmative vote of the holders of not less than a majority of the outstanding shares of common stock is required to approve the proposed amendment to the certificate of incorporation to change our name from Frontline Communications Corporation to Provo International, Inc. (Proposal 4). Abstentions and broker non-votes will have the effect of a vote against Proposal
4. Approval of Proposal 1 is necessary in order for Frontline to undertake Proposal 4. Accordingly, unless our stockholders approve Proposal 1, we will be unable to effect Proposal 4.


Board Recommendation

     Our board of directors unanimously recommends a vote FOR Proposal 4.

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                                   PROPOSAL 5


    APPROVAL OF ISSUANCE OF SHARES OF OUR COMMON STOCK PURSUANT TO OUR COMMON
                  STOCK PURCHASE AGREEMENT WITH FUSION CAPITAL

Introduction

     Proposal 5 relates to the issuance of common stock in accordance to our common stock purchase agreement with Fusion Capital.

     To raise additional capital to fund our operations, on July 1, 2003, we entered into a common stock purchase agreement with Fusion Capital Fund II, LLC. The common stock purchase agreement provides for the sale of up to $13,000,000 of our common stock. The purchase price will be based upon the future market price of our common stock without any fixed discount. In addition, the common stock purchase agreement provides us with an option to enter into a second common stock purchase agreement with Fusion Capital for the sale to Fusion Capital of up to an additional $13,000,000 of our common stock on substantially similar terms to the first common stock purchase agreement. We cannot exercise the option to enter into the second common stock purchase agreement until we have terminated the first common stock purchase agreement.

American Stock Exchange Requirements

     We are seeking stockholder approval of the Fusion transaction in order to comply with the rules of the American Stock Exchange, which require stockholder approval in connection with a transaction involving the issuance or potential issuance of common stock, or securities convertible into or exercisable for common stock, equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock. Because the sale of shares to Fusion Capital under the first stock purchase agreement (and the second stock purchase agreement, should we exercise our option to enter into such agreement) could result in an issuance of more than 20% of our common stock outstanding before the issuance and may be deemed to have been issued for less than the greater of book or market value of the stock, we are seeking stockholder approval of the transaction with Fusion Capital. By approving the transaction with Fusion Capital, you are also approving our right to enter into a second common stock purchase agreement and issue and sell to Fusion Capital up to an additional $13,000,000 of our common stock. Approval of the transaction with Fusion Capital by our stockholders is not required under applicable law or our organizational documents.

     Our board of directors believes that the transaction with Fusion Capital is in the best interests of Frontline and its stockholders because it will provide additional funding that we need for general corporate purposes.

The Fusion Transaction

     General

     On July 1, 2003, we entered into a common stock purchase agreement with Fusion Capital Fund II, LLC pursuant to which Fusion Capital agreed to purchase on each trading day during the term of the agreement, $16,250 of our common stock or an aggregate of $13,000,000. Copies of the fusion transaction documents are included herein as Annex H. The $13,000,000 of common stock is to be purchased over a 40-month period, subject to earlier termination at our discretion. The purchase price of the shares of common stock will be equal to a price based upon the future market price of the common stock without any fixed discount to the market price. Fusion Capital does not have the right or the obligation to purchase shares of our common stock in the event that the price of our common stock is less than $0.25. The sale of our common stock to Fusion Capital will commence on or after satisfaction of customary conditions outside the control of Fusion Capital, including the Securities and Exchange Commission declaring effective a registration statement registering the shares issuable to Fusion Capital under the agreement.

     We have authorized the sale and issuance of 10,000,000 shares of our common stock to Fusion Capital under the common stock purchase agreement. We estimate that the maximum number of shares that we will sell to Fusion Capital under the common stock purchase agreement will be 10,000,000 shares (exclusive of the 1,200,000 shares issued or issuable to Fusion Capital as the commitment fee), assuming Fusion Capital purchases all $13,000,000 of common stock. Under the common stock purchase agreement, we have the option of selling to Fusion Capital up to an additional $13,000,000 of our common stock on substantially the same terms and conditions as the sale of the


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


first $13,000,000 of stock to Fusion Capital. We cannot exercise the option to enter into the second common stock purchase agreement until we have terminated the first common stock purchase agreement.

     Purchase of Shares Under the Common Stock Purchase Agreement

     Under the common stock purchase agreement, on each trading day Fusion Capital is obligated to purchase a specified dollar amount of our common stock. Subject to our right to suspend such purchases at any time, and our right to terminate the agreement with Fusion Capital at any time, each as described below, Fusion Capital shall purchase on each trading day during the term of the agreement $16,250 of our common stock. This daily purchase amount may be decreased by us at any time. We also have the right to increase the daily purchase amount at any time, provided however, we may not increase the daily purchase amount above $16,250 unless our stock price is above $1.50 per share for ten consecutive trading days. The purchase price per share is equal to the lesser of:

     o    the lowest sale price of our common stock on the purchase date; or

     o the average of the three lowest closing sale prices of our common stock during the twelve consecutive trading days prior to the date of a purchase by Fusion Capital.

     The purchase price will be adjusted for any reorganization, recapitalization, non-cash dividend, stock split, or other similar transaction occurring during the trading days in which the closing bid price is used to compute the purchase price. Fusion Capital may not purchase shares of our common stock under the common stock purchase agreement if Fusion Capital, together with its affiliates, would beneficially own more than 9.9% of our common stock outstanding at the time of the purchase by Fusion Capital. However, even though Fusion Capital may not receive additional shares of our common stock in the event that the 9.9% limitation is ever reached, Fusion Capital is still obligated to pay to us $16,250 on each trading day, unless the common stock purchase agreement is suspended, an event of default occurs or the agreement is terminated. Under these circumstances, Fusion Capital would have the right to acquire additional shares in the future should its ownership subsequently become less than the 9.9%. Fusion Capital has the right at any time to sell any shares purchased under the common stock purchase agreement which would allow it to avoid the 9.9% limitation. Therefore, we do not believe that Fusion Capital will ever reach the 9.9% limitation.

     Minimum Purchase Price

     We have the right to set a minimum purchase price ("floor price") at any time. Currently, the floor price is $1.00. We can increase or decrease the floor price at any time upon one trading day prior notice to Fusion Capital. Nevertheless, the floor price cannot be less than $0.25. Fusion Capital will not have the right or the obligation to purchase any shares of our common stock in the event that the purchase price is less than the then applicable floor price.

     Our Right to Suspend Purchases

     We have the unconditional right to suspend purchases at any time for any reason effective upon one trading day's notice. Any suspension would remain in effect until our revocation of the suspension. To the extent we need to use the cash proceeds of the sales of common stock under the common stock purchase agreement for working capital or other business purposes, we do not intend to restrict purchases under the common stock purchase agreement.

     Our Right to Increase and Decrease the Daily Purchase Amount

     Under the common stock purchase agreement, Fusion Capital has agreed to purchase on each trading day during the 40-month term of the agreement, $16,250 of our common stock or an aggregate of $13,000,000. We have the unconditional right to decrease the daily amount to be purchased by Fusion Capital at any time for any reason effective upon one trading day's notice. We also have the right to increase the daily purchase amount as the market price of our common stock increases upon five trading day's notice. Specifically, for every $0.50 increase in threshold price above $1.00, we will have the right to increase the daily purchase amount by up to an additional $3,250. For example, if the threshold price is $1.50 we would have the right to increase the daily purchase amount to up to an aggregate of $19,500. For these purposes, the "threshold price" is the lowest sale price of our common stock during the five trading days immediately preceding our notice to Fusion Capital to increase the daily purchase amount. If at any time during any trading day the sale price of our common stock is below the threshold price, the applicable increase in the daily purchase amount will be void.


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     Our Termination Rights

     We have the unconditional right at any time for any reason to give notice to Fusion Capital terminating the common stock purchase agreement. Such notice shall be effective one trading day after Fusion Capital receives such notice.

     Effect of Performance of the Common Stock Purchase Agreement on our Stockholders

     Once the sale of common stock to Fusion Capital commences, all shares issued to Fusion Capital will be freely tradable. It is anticipated that shares issued to Fusion Capital will be sold over a period of up to 40 months. The sale of a significant amount of shares at any given time could cause the trading price of our common stock to decline and to be highly volatile. Fusion Capital may ultimately purchase all of the shares of common stock issuable under the common stock purchase agreement, and it may sell some, none or all of the shares of common stock it acquires upon purchase. Therefore, the purchases under the common stock purchase agreement may result in substantial dilution to the interests of other holders of our common stock. Nonetheless, we have the right at any time for any reason to:

     o    reduce the daily purchase amount;

     o    suspend purchases of the common stock by Fusion Capital; and

     o    terminate the common stock purchase agreement.

     No Short-Selling or Hedging by Fusion Capital

     Fusion Capital has agreed that neither it nor any of its affiliates shall engage in any direct or indirect short-selling or hedging of our common stock during any time prior to the termination of the common stock purchase agreement.

     Events of Default

     Generally, Fusion Capital may terminate the common stock purchase agreement without any liability or payment to us upon the occurrence of any of the following events of default:

     o the effectiveness of the registration statement that we are required to file lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to Fusion Capital for sale of our common stock and such lapse or unavailability continues for a period of ten consecutive trading days or for more than an aggregate of 30 trading days in any 365-day period;

     o suspension by our principal market of our common stock from trading for a period of three consecutive trading days;

     o the de-listing of our common stock from the American Stock Exchange, provided our common stock is not immediately thereafter trading on the Nasdaq National Market, the Nasdaq National SmallCap Market, or the New York Stock Exchange;

     o the transfer agent's failure for five trading days to issue to Fusion Capital shares of our common stock which Fusion Capital is entitled to under the common stock purchase agreement;

     o any material breach of the representations or warranties or covenants contained in the common stock purchase agreement or any related agreements which has or which could have a material adverse affect on us subject to a cure period of ten trading days;

     o    a default by us of any payment obligation in excess of $1.0 million;
          or

     o any participation or threatened participation in insolvency or bankruptcy proceedings by or against us.

     Commitment Shares Issued to Fusion Capital

     Under the terms of the common stock purchase agreement, Fusion Capital has received 500,000 shares of our common stock as a commitment fee. At such time as Fusion Capital has purchased $4,329,000 of our common stock, we will issue to Fusion Capital an additional 400,000 shares of our common stock. At such time as Fusion Capital has purchased $8,671,000 of our common stock, we will issue to Fusion an additional 300,000 shares of our


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


common stock. Unless an event of default occurs, these shares must be held by Fusion Capital until 40 months from the date of the common stock purchase agreement or the date the common stock purchase agreement is terminated.

     No Variable Priced Financings

     Until the termination of the common stock purchase agreement, we have agreed not to issue, or enter into any agreement with respect to the issuance of, any variable priced equity or variable priced equity-like securities unless we have obtained Fusion Capital's prior written consent.

     Use of Proceeds

     We intend to use the proceeds, if any, from the sale of common stock to Fusion Capital to support general corporate purposes, including working capital and capital expenditures.

     $110,000 Convertible Note

          On July 1, 2003, we entered into an additional transaction with Fusion Capital, in which we issued to Fusion Capital a convertible promissory note in the principal amount of $110,000. The note bears an interest rate of 10% per annum. The entire principal and any unpaid interest is due on December 31, 2005. Fusion Capital has the right, at its option, on or prior to December 31, 2005 to convert the principal amount of the note, together with all accrued interest thereon in accordance with the provisions of and upon satisfaction of the conditions contained in the note, into fully paid and non-assessable shares of our common stock at a conversion price of $.25 per share. Also in connection with this sale, we issued to Fusion Capital warrants to acquire 220,000 shares of its common stock at an exercise price of $0.42. We are not seeking shareholder approval of the convertible note transaction with Fusion Capital. The convertible promissory note with Fusion Capital will remain due and payable regardless of the outcome of the shareholder vote on Proposal 5.

Required Vote

     Under the American Stock Exchange rules, approval of the issuance of the common stock to Fusion Capital as described herein requires the affirmative vote of the majority of the votes cast on the proposal, provided that the total votes cast on the proposal represent a majority of the outstanding common stock, which is the only outstanding class of securities entitled to vote on the proposal. Abstentions and broker non-votes will have the same effect as a vote against Proposal 5.

Board Recommendation

     Our board of directors unanimously recommends a vote FOR Proposal 5.

                                   PROPOSAL 6


                              ELECTION OF DIRECTORS


Introduction

     Proposal 6 relates to the election of nine individuals to our board of directors.


     The nine individuals nominated for election to our board of directors are William A. Barron, Stephen Cole-Hatchard, Nicko Feinberg, Miguel Madero, Jaime Marti, Ventura Martinez del Rio, Sr., Ventura Martinez del Rio, Jr., Jesus Rodriguez and Ronald C. Signore. Messrs. Barron, Cole-Hatchard, Feinberg, Madero, Martinez del Rio Sr., Martinez del Rio, Jr. and Signore, are currently Frontline directors.

     Our board of directors believes that all of the nominees are willing and able to serve as directors. Directors hold office for a term of one year and until their successors have been duly elected and qualified. However, if the directors appoint individuals to fill vacancies on our board of directors, such appointed directors serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Required Vote

     Assuming that a quorum is present at the annual meeting, the nine nominees receiving the highest number of affirmative votes of the shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote, shall be elected as directors. The shares represented by the proxies will be voted in favor of the election as directors of the persons named below unless authority to do so is withheld. Any shares not voted at the annual meeting with respect to the election of directors (whether as a result of abstentions, broker non-votes or otherwise) will have no impact on the vote.

Board Recommendation

     Our board of directors unanimously recommends a vote FOR the election as directors of the nine nominees identified herein.

Nominees

     Our board of directors has fixed the number of directors to be elected at the annual meeting at nine. The directors elected will hold office until the next annual meeting of stockholders currently expected to be held on or about June 30, 2004, and their respective successors are duly elected and qualified. The nominees named below were nominated for election to our board of directors by management. The name, age, business experience and public directorships of each nominee are as set forth in the table (and accompanying nominee descriptions) below:

               Name                 Age   Position Currently Held with Frontline
               ----                 ---   --------------------------------------
Ventura Martinez del Rio, Sr. (1)    53   Chairman of the Board
Stephen J. Cole-Hatchard             46   CEO, Director
Nicko Feinberg                       32   President U.S. Division, Director
Ventura Martinez del Rio, Jr. (1)    30   President Mexico Division, Director
William A. Barron                    54   Director
Miguel Madero                        54   Director
Jaime Marti (2)                      58   None
Jesus Rodriguez                      81   None
Ronald C. Signore                    42   Director

----------
(1)  Ventura Martinez del Rio, Sr. is the father of Ventura Martinez del Rio,
     Jr.

(2)  Jaime Marti is the brother-in-law of Ventura Martinez del Rio, Sr.

     Following is additional information with respect to our directors:

     Ventura Martinez Del Rio, Sr. founded Provo in October 1995, and has served as chairman of our board of Provo since its inception. He has been our chairman since our acquisition of Provo in April 2003. From 1983 to 1994, Mr. Martinez Del Rio, Sr. served in many executive leadership roles for the Mexican National Lottery. Mr. Martinez Del Rio, Sr. earned an undergraduate degree in economics from the Universidad Anahuac in Mexico in 1972 and an MBA from the University of Texas in 1974. He is currently the president of the Texas EX's in Mexico, an alumni organization of the University of Texas.

     Stephen J. Cole-Hatchard has been our chief executive officer since August 1997. Mr. Cole-Hatchard was our vice president of Finance from February 1997 to August 1997, our president from August 1997 to July 2001, our chairman from August 1997 to April 2003 and has been one of our directors since February 1997. Mr. Cole-Hatchard was chief financial officer of Hudson Technologies, Inc., a refrigerant services company specializing in recovery and decontamination services, from 1993 to 1996. He has been a licensed attorney in New York since 1988. During the period from February 1997 until April 2001, Mr. Cole-Hatchard also worked intermittently as a police officer for the town of Clarkstown, New York.

     Nicko Feinberg founded Frontline in 1995, has been a director since February 1997, and was appointed as president, U.S. operations in April 2003. He was our executive vice president of Technology from November 1996 to July 2001, chief information officer from August 1997 to July 2001and president and chief operating officer from July 2001 to April 2003. From 1994 to 1995 Mr. Feinberg was a sales manager and, from April 1991 to April 1994, a sales account executive, for Microage Computer Outlet, Inc., a company engaged in computer sales.

     Ventura Martinez Del Rio, Jr. has been a director and president of Mexican operations since our acquisition of Provo in April 2003. Mr. Martinez Del Rio, Jr. joined Provo in 1996 as its chief operating officer, co-led Provo through its rapid growth from 1996 to 2001 and was named its chief executive officer in 2001. He holds a BBA degree from the Universidad Anahuac in Mexico and a graduate degree in business from Ipade Business School of Mexico City.

     William A. Barron has been a director since January 2000. Mr. Barron served as vice president and chief financial officer of Hudson Technologies, Inc. from July 1996 to March 1997, when he retired. Previously, Mr. Barron was president and chief operating officer for Diagnostek, Inc., a pharmacy benefit management company, from May 1994 to October 1995, and executive vice president and chief financial officer for Diagnostek, Inc. from March 1993 to April 1994. From February 2001 through July 2001, as part of our restructuring program, Mr. Barron served as our interim vice president and chief operating officer.

     Miguel Madero has been a director since April 2003. Mr. Madero earned a BA in Industrial Engineering from the Universidad Iberoamericana in Mexico City in 1971, and obtained an MBA from the University of Texas at Austin in 1975. In September 1985, he co-founded Fomento y Direccion Economica, S.A. de C.V., a financial advisory and investment banking firm in Mexico City where he currently serves as a Managing Director. Mr. Madero is a director of Credito Inmobiliario S.A. de C.V., a real estate financing company in Mexico.

     Jaime Marti earned a BA degree in Engineering from Philadelphia University in 1969 and obtained an MBA from Ipade Business School of Mexico City in 1972. In 2000 he co-founded JPJ Comunicacion, S.A. a pre-paid calling card distributing company in Mexico where he currently serves as its Chairman and Chief Executive Officer. From 1990 to 2000 he was the general manager of Imprenta Madero S.A., a printing and editorial company in Mexico. In 1997 Imprenta Madero was merged with Refosa, S.A. and subsequently in 1998, the company was acquired by G.T.C. Transcontinental of Canada.

     Jesus Rodriguez has been an external advisor to the Minister of Finance of Mexico since 1998. Mr. Rodriguez has had a distinguished political and financial career in Mexico. From 1994 to 1997 he was a member of the Mexican Congress and a Senator from 1988 to 1994. Previously, Mr. Rodriguez held numerous high level positions within Mexico's financial sector, including President of the Mexican National Lottery, President of the Mexican Federal Securities Depository, Mexico's representative and a director of the Inter-American Development Bank in Washington, D.C. and undersecretary of the treasury in Mexico. Mr. Rodriguez obtained a law degree from the National Autonomous University of Mexico in Mexico City.

     Ronald C. Signore has been a director since December 1997. Mr. Signore has been a partner in the accounting firm of Gray, Signore & Co., LLP for more than the past five years.

     Following is information with respect to certain of our officers:

      Name        Age       Position Currently Held with Frontline      Other Directorships
      ----        ---       --------------------------------------      -------------------
Vasan Thatham      45   Vice President and Chief Financial Officer              None
Amy Wagner-Mele    35   Executive Vice President, General Counsel and           None
                        Secretary

     Vasan Thatham, has been our vice president and chief financial officer since February 1999. From 1994 through 1998, Mr. Thatham was vice president and chief financial officer of Esquire Communications Ltd., a company engaged in providing legal support services.

     Amy Wagner-Mele, has been our executive vice president and general counsel since December 1998, and our secretary since September 1998. She served as our vice president and corporate counsel from September 1998 to December 1998. From September 1997 to August 1998, Ms. Wagner-Mele was an associate with the national law firm of Winston & Strawn. From 1993 to 1997, Ms. Wagner-Mele was an associate with the law firm of Podvey, Sachs, Meanor, Catenacci, Hildner & Cocoziello, P.C.

Board Committees and Meetings

     During the fiscal year ended December 31, 2002, our board of directors held ten meetings. In addition, our board took other action by unanimous written consent in lieu of a meeting. During 2002, each member of our board participated in at least 75% of all board and applicable committee meetings during the period for which he was a director.

     Our board of directors has an audit committee comprised of Messrs. Barron, Madero and Signore, each of whom is an "independent director" under the rules of the American Stock Exchange. The audit committee has a written charter that sets forth the duties and responsibilities of its members. The audit committee supervises our audit and financial procedures. During the fiscal year ended December 31, 2002, our audit committee held four meetings.

     Our board of directors also has a compensation/stock option committee which makes recommendations to our board of directors concerning compensation and stock options to executive officers and directors. The compensation committee is comprised of Messrs. Barron Madero and Signore. During the fiscal year ended December 31, 2002, the compensation/stock option committee held no meetings.

     Our board of directors established a nominating committee in May 2003, which recommends candidates for election to our board of directors. The nominating committee is comprised of Messrs. Barron, Madero and Signore. The nominating committee will consider nominees recommended by stockholders. The nominating committee has not established any formal procedures to be followed in submitting recommendations.

Executive Compensation

     The following table sets forth compensation paid to our chief executive officer and our two other most highly compensated executive officers (each of whom was serving at the end of our fiscal year ended December 31, 2002) during the years ended December 31, 2002, 2001 and 2000. None of our other executive officers received aggregate compensation which exceeded $100,000 during the year ended December 31, 2002. We refer to these three executive officers as our "Named Executives."

                                                          Long-Term Compensation
                                                                  Awards
         Name and                                         Securities Underlying
    Principal Position      Year    Salary     Bonus         Options/SARs(#)
-------------------------   ----   --------   -------     ----------------------
Stephen J. Cole-Hatchard    2002   $112,482   $     0                  0
Chief Executive Officer     2001    114,423    67,725(1)          52,000
                            2000    117,692    34,500             25,000

Nicko Feinberg              2002   $107,761         0                  0
President                   2001    109,518    49,175(2)          52,000
                            2000    110,000    24,500             27,000

Vasan Thatham               2002   $105,265         0                  0
Chief Financial Officer     2001    109,518    15,051(3)          27,000
                            2000    110,000    18,500             12,000

----------
(1) Includes $43,725, representing the fair market value on the date of the award of 291,500 shares of common stock issued under our 2001 Stock Incentive Plan.

(2) Includes $35,175, representing the fair market value on the date of the award of 234,500 shares of common stock issued under our 2001 Stock Incentive Plan.

(3) Includes $13,425, representing the fair market value on the date of the award of 89,500 shares of common stock issued under our 2001 Stock Incentive Plan.

     During the year ended December 31, 2002, we did not grant options to any of our to our Named Executives. The following table sets forth information concerning the number of options owned by our Named Executives, the value of any in-the-money unexercised options as of December 31, 2002 and information concerning options exercised by our Named Executives during the year ended December 31, 2002:

           Aggregated Option Exercises and Year-End Option/SAR Values

                               Shares                       Number of Securities            Value of Unexercised
                              Acquired       Value         Underlying Unexercised               In-The-Money
                            On Exercise   Realized ($)   Options/SARs at 12/31/2002    Options/SARs at 12/31/2002 (1)
                            -----------   ------------   ---------------------------   ------------------------------
Name                                                     Exercisable   Unexercisable     Exercisable   Unexercisable
-------------------------                                -----------   -------------     -----------   -------------
Stephen J. Cole-Hatchard         0             $0          302,000           0              $2,080           $0
Nicko Feinberg                   0              0          245,000           0               2,080            0
Vasan Thatham                    0              0          100,000           0              $1,080            0

----------
(1) The year-end values for unexercised in-the-money options represent the positive difference between the exercise price of the options and the year-end market value of our common stock. An option is "in-the-money" if the year-end fair market value of our common stock exceeds the option exercise price. The closing sale price of our common stock on December 31, 2002 was $.26.

Employment Agreements

     Our board of directors has approved the adoption of employment agreements between Frontline and/or its affiliates and Messrs. Martinez del Rio, Sr., Cole-Hatchard, Martinez Del Rio, Jr., Feinberg and Thatham that provide for an annual base compensation of not less than $150,000, $150,000, $120,000, $120,000 and $115,000, respectively. The agreements will provide for certain base salary increases in the event that we complete an equity financing in excess of $3,000,000, and for certain bonuses in the event that we achieve certain revenue objectives. The agreements will also allow for such bonuses as our board of directors may, in its sole discretion, from time to time determine. The employment agreements with Messrs. Martinez Del Rio, Sr., Cole-Hatchard, Martinez Del Rio, Jr., Feinberg and Thatham will expire in April 2005, subject to automatic successive one-year renewals unless either we or the employee gives notice of intention not to renew the agreement. With the exception of Mr. Martinez del Rio Sr., the employment agreements will provide for employment on a full-time basis, and each of the agreements will contain a provision that the employee will not compete or engage in a business competitive with our current or anticipated business during the term of the employment agreement and for a period of two years thereafter.

     All of the employment agreements will provide that the employees shall be paid additional compensation equal to 295% of their annual base salary in the event of a change of ownership or effective control of our company (as defined in the agreements). The anticipated change in control as a result of the acquisition of Provo will not trigger the additional compensation clauses of the employment agreements.


     In the event our stockholders fail to approve the conversion of the Series E convertible preferred stock as requested hereby, the employment agreements with Messrs. Martinez del Rio, Sr. and Martinez del Rio, Jr. will terminate 90 days after the date that the stockholders fail to approve such conversion.


Director Compensation

     Each of our non-employee directors received an annual retainer of $6,000 in 2002, and was reimbursed for his out-of-pockets costs incurred in attending board meetings. The annual retainer has been increased to $12,000 per annum for 2003.

1997 Stock Option Plan

     In February 1997, our board of directors and stockholders adopted our 1997 Stock Option Plan, pursuant to which 500,000 shares of common stock were reserved for issuance upon exercise of options. In June 2000, our board of directors and our stockholders approved an amendment to increase to 2,000,000 the number of shares of common stock available for issuance upon exercise of options under the Option Plan. Our Option Plan is designed to serve as an incentive for retaining qualified and competent employees, directors and consultants.

     Our board of directors or a committee of our board administers our Option Plan and is authorized, in its discretion, to grant options under that plan to all eligible employees, including our officers, directors (whether or not employees) and consultants. Our Option Plan provides for the granting of both "incentive stock options" (as defined in Section 422 of the Internal Revenue Code of 1986, as amended) and non-qualified stock options. Options can be granted under our Option Plan on such terms and at such prices as determined by our board of directors or its committee, except that the per share exercise price of options will not be less than the fair market value of the common stock on the date of the grant. In the case of an incentive stock option granted to a stockholder who owns stock possessing more than 10% of the total combined voting power of all of our classes of stock, the per share exercise price will not be less than 110% of the fair market value on the date of grant. The aggregate fair market value (determined on the date of grant) of the shares covered by incentive stock options granted under our Option Plan that become exercisable by a grantee for the first time in any calendar year is subject to a $100,000 limit.

     Options granted under our Option Plan will be exercisable during the period or periods specified in each option agreement. Options granted under our Option Plan are not exercisable after the expiration of ten years from the date of grant (five years in the case of incentive stock options granted to a stockholder owning stock possessing more than 10% of the total combined voting power of all of our classes of stock) and are not transferable other than by will or by the laws of descent and distribution.

2001 Stock Incentive Plan

     In June and July 2001, our board of directors and stockholders, respectively, adopted our 2001 Stock Incentive Plan pursuant to which the grant of any or all of the following types of awards may be made under the Incentive Plan (collectively, "Awards"): (i) stock options, (ii) restricted stock, (iii) deferred stock and (iv) other stock-based awards. Awards may be granted singly, in combination, or in tandem, as determined by the administrators of the Incentive Plan. A total of 1,800,000 shares of our common stock, subject to anti-dilution adjustment as provided in the Incentive Plan, have been reserved for distribution pursuant to the Incentive Plan. The maximum number of shares of common stock that may be issued upon the grant of an Award to any individual participant cannot exceed 500,000 shares during the term of the Incentive Plan.

     The Incentive Plan can be administered by our board of directors or a committee consisting of two or more non-employee members of our board of directors appointed by our board. Our board or the committee will determine, among other things, the persons to whom Awards will be granted, the type of Awards to be granted, the number of shares subject to each Award and the share price. Our board or the committee will also determine the term of each Award, the restrictions or limitations thereon, and the manner in which each such Award may be exercised or, if applicable, the extent and circumstances under which common stock and other amounts payable with respect to an Award will be deferred. Unless sooner terminated, the Incentive Plan will expire at the close of business on June 20, 2011.

     The Incentive Plan provides for the grant of both incentive stock options and non-qualified stock options. The exercise price of an incentive stock option or a non-qualified stock option will not be less than the fair market value of the shares underlying the option on the date the option is granted, provided, however, that the exercise price of an incentive stock Option granted to a stockholder who possesses more than 10% of the combined voting power of all classes of our stock may not be less than 110% of such fair market value. The aggregate fair market value (determined at the time the option is granted) of the shares of common stock covered by an incentive stock option granted under the Incentive Plan that become exercisable by a grantee for the first time in any calendar year cannot exceed $100,000.

     The Incentive Plan contains anti-dilution provisions authorizing appropriate adjustments in certain circumstances. Shares of common stock subject to Awards which expire without being exercised or which are cancelled as a result of the cessation of employment are available for further grants. Options become exercisable in such amounts, at such intervals and upon such terms and conditions as our board of directors or the committee provides.

     Under the Incentive Plan, our board or the committee may grant shares of restricted common stock either alone or in tandem with other Awards. restricted and deferred stock awards give the recipient the right to receive a specified number of shares of common stock, subject to such terms, conditions and restrictions as our board or the committee deems appropriate.

     Other stock-based Awards, which may include performance shares and shares valued by reference to our performance (or the performance of any subsidiary), may be granted under the Incentive Plan either alone or in tandem with other Awards.

Voting Security Ownership of Certain Beneficial Owners and Management


     The following table sets forth certain information relating to the beneficial ownership of shares of our common stock by (i) each person or entity who is known by us to own beneficially 5% or more of the outstanding common stock, (ii) each of our directors, (iii) each of the Named Executives, and (iv) all of our directors and executive officers as a group. Such information is as of October 31, 2003, the record date for the annual meeting, and as of such date but giving effect to the conversion of the Series B convertible redeemable preferred stock, Series E convertible preferred stock and Series D convertible preferred stock and in each case after giving effect to the proposed two-for-three reverse stock split:

                                                   Number of Shares
                                                Beneficially Owned (2)         Percentage Ownership
                                            ------------------------------   ------------------------
                                                                             Actual
Name of Beneficial Owner (1)                Actual (3)     As Adjusted (4)     (3)    As Adjusted (4)
-----------------------------------------   ----------     ---------------   ------   ---------------
Ventura Martinez Del Rio, Sr.                      --       10,008,385(5)       --         37.1%
Stephen J. Cole-Hatchard                    1,066,718(6)     1,798,592(7)      8.5%         6.6%
Nicko Feinberg                                866,500(8)     1,577,666(9)      6.9%         5.8%
Ventura Martinez Del Rio, Jr.                      --        3,336,129(10)      --         12.4%
William Barron                                178,972(11)      119,661(12)     1.5%         0.4%
Miguel Madero                                      --               --          --           --
Jaime Marti                                        --               --          --           --
Jesus Rodriguez
Ronald Signore                                324,032(13)      216,021         2.6%         0.8%
Vasan Thatham                                 195,500(14)      230,334(15)     1.6%         0.9%
All directors and executive officers as a
   group (11 persons)                       2,937,222(16)   27,764,613(17)    21.8%        63.4%


----------
(1) The address of each of the named persons is c/o Frontline Communications Corporation, P.O. Box 1548, Pearl River, New York 10965.

(2) Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.


(3)  Actual ownership as of October 31, 2003.

(4) As adjusted to give effect to the conversion of the Series B convertible redeemable preferred stock, Series E convertible preferred stock and Series D convertible preferred stock and the proposed two-for-three reserve stock split.

(5) Includes 10,008,385 shares issuable upon conversion of 100,084 shares of Series E convertible preferred stock. Excludes 6,491,615 shares issuable upon conversion of 64,916 shares of Series E convertible preferred stock that are not currently convertible.


(6) Includes 144,000 shares held by the Cole-Hatchard Family Limited Partnership, of which Mr. Cole-Hatchard is a general partner, 302,000 shares issuable upon exercise of options and 171,530 shares issuable upon conversion of 50,450 shares of Series B convertible redeemable preferred stock.

(7) Includes 201,800 shares issuable upon conversion of 50,450 shares or Series B convertible redeemable preferred stock and 1,000,000 shares issuable upon conversion of 10,000 shares of Series D convertible preferred stock.

(8) Includes 125,000 shares issuable upon exercise of warrants and 245,000 shares issuable upon exercise of options.

(9) Includes 1,000,000 shares issuable upon conversion of 10,000 shares of Series D convertible preferred stock.


(10) Includes 3,336,129 shares issuable upon conversion of 33,361 shares of Series E convertible preferred stock. Excludes 2,163,871 shares issuable upon conversion of 21,639 shares of Series E convertible preferred stock that are not currently convertible.


(11) Includes 87,000 shares issuable upon exercise of options and 680 shares issuable upon conversion of 200 shares of Series B convertible redeemable preferred stock.

(12) Includes 800 shares issuable upon conversion of 200 shares of Series B convertible redeemable preferred stock.

(13) Includes 125,000 shares issuable upon exercise of warrants and 75,000 shares issuable upon exercise of options.

(14) Includes 100,000 shares issuable upon exercise of options.

(15) Includes 100,000 shares issuable upon conversion of 1,000 shares of Series D convertible preferred stock.

(16) Includes 1,209,000 shares issuable upon exercise of options and warrants, 172,210 shares issuable upon conversion of 50,650 shares of Series B convertible redeemable preferred stock.


(17) Includes 15,747,114 shares issuable upon conversion of 50,650 Series B convertible redeemable preferred stock, upon conversion of 133,445 shares of Series E convertible preferred stock and upon conversion of 22,000 shares of Series D convertible preferred stock.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act requires our directors, executive officers and greater than 10% stockholders to file reports of their ownership and any changes in ownership of our common stock with the Securities and Exchange Commission. These directors, executive officers and greater than 10% stockholders are required by regulation to provide us with a copy of any
Section 16(a) reports they file. Based on our review of copies of these reports received by it and written representations made to us by these persons, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers and greater than 10% stockholders were satisfied during the year ended December 31, 2002.




Recent Financings and Consulting Engagements


     On July 1, 2003, we entered into a common stock purchase agreement with Fusion Capital Fund II, LLC pursuant to which Fusion Capital agreed to purchase on each trading day during the term of the agreement, $16,250 of our common stock or an aggregate of $13,000,000. See Proposal 7 for the details relating to our common stock purchase agreement with Fusion Capital. On July 1, 2003, we sold to Fusion Capital Fund II, LLC a convertible promissory note in the principal amount of $110,000. The convertible promissory note bears interest at 10% and is payable on December 31, 2005. Fusion Capital has the option to convert the principal amount of the Note into shares of our common stock at a conversion price of $.25 per share. In connection with the sale, we issued to Fusion Capital warrants to acquire 220,000 shares of our common stock at an exercise price of $0.42. We received net proceeds of $100,000, which were used to fund certain transaction costs related to our acquisition of Provo.

     On August 1, 2003, we entered into a Stock Purchase Agreement with William
T. Ritger, an unrelated third party, in which Mr. Ritger agreed to purchase $100,000 of our common stock at a price of $.30 per shares. We issued a total of 333,333 unregistered shares of our common stock to Mr. Ritger under the agreement. We also issued 150,000 warrants to Mr. Ritger as additional consideration. The warrants have a five year term and are exercisable at a price of $.40 per warrant share. We also entered into a Registration Rights Agreement with Mr. Ritger which obligates us to include the 333,333 purchased by him in the next registration statement filed by us. As a result of our transaction with Mr. Ritger, we received net proceeds of $100,000, which was used for general corporate and operating expenses.

     On September 16, 2003, we entered into a Stock Purchase Agreement with Platinum Partners Value Arbitrage Fund, LP, an unrelated third party, in which Platinum Partners agreed to purchase $150,000 of our common stock at a price of $.30 per shares. We issued a total of 500,000 unregistered shares of our common stock to Platinum Partners under the agreement. We also issued 150,000 warrants to Platinum Partners as additional consideration. The warrants have a five year term and are exercisable at a price of $.40 per warrant share. We also entered into a Registration Rights Agreement with Platinum Partners which obligates us to include the 500,000 purchased by them in the next registration statement filed by us. As a result of our transaction with Platinum Partners, we received net proceeds of $150,000, $125,000 of which was used to partially satisfy our obligations under the note issued to IIG, the remainder of which was used to fund Provo operating costs.

     On July 1, 2003, we entered into a consulting agreement for operational services and issued to Fusion Capital Fund II, LLC 120,000 shares of common stock as consideration for their assistance with locating and securing short term financing.

     On July 30, 2003, we entered into a consulting agreement with The Research Works, Inc. and issued them 194,175 shares of common stock as consideration for The Research Works to conduct research and prepare a report regarding Frontline and its operations. Mr. Ritger is a principal of The Research Works, Inc. Our transaction with Mr. Ritger was unrelated to our transaction with The Research Works, Inc.

     In July, 2003 we entered into an agreement with the Investor Relations Group, Inc. pursuant to which the Investor Relations Group agreed to perform investor relations services for us. The term of the agreement is twelve months, commencing on July 1, 2003. As consideration for the services, we agreed to pay the Investor Relations Group a one-time fee consisting of 300,000 shares of unregistered common stock, as well as a fee of $6,000 per month during the term. We had no prior relationship with the Investor Relations Group.

Certain Relationships and Related Transactions


     Credit Facilities and Guaranties - Frontline


     In June 2002, two of our executive officers and directors, Nicko Feinberg and Ronald Signore, purchased $50,000 in aggregate principal amount of our promissory notes pursuant to our June 2002 private placement, and received warrants to purchase 250,000 shares, in the aggregate, of our common stock at an exercise price of $.08 per share. These purchases were all on terms and conditions identical to those of the other investors in the private placement. The promissory notes issued as a result of our June 2002 private placement, which total $200,000, are due and payable upon a "change of control" of Frontline. The issuance of shares of common stock upon conversion of the Series E and Series D convertible preferred stock will constitute a change of control, and will trigger repayment of these promissory notes.


     As a condition precedent to the closing of our acquisition of Provo and in order to finance certain of our expenses relating to our acquisition of Provo, on April 2, 2003 we entered into a bridge financing whereby we borrowed $550,000 from IIG Equity Opportunities Fund, Ltd., an unaffiliated lender. The loan is evidenced by a secured promissory note. Two of our executive officers and directors, Nicko Feinberg and Stephen J. Cole-Hatchard, pledged shares of our common stock owned by them to IIG Equity as additional collateral securing its bridge loan to us. In addition, Mr. Cole-Hatchard has personally guaranteed the repayment of the bridge loan and mortgaged certain personal real estate to IIG Equity as additional collateral for the bridge loan. For a description of the terms of the bridge loan see "The Acquisition Transaction - Material Terms of the Stock Purchase Agreement and Other Transaction Documents - Bridge Loan Agreement" beginning on page 32.

     Credit Facilities and Guaranties - Provo


     On June 29, 2001, Provo entered into a 6,000,000 peso ($540,541 at the current exchange rate) revolving line of credit with BBVA Bancomer, S.A. in Mexico. The loan, which is due and payable in full on June 28, 2004, bears interest at the Mexican Interbank Equilibrium Rate plus 4%; the current interest rate is 9.3% per annum. The loan has been personally guaranteed by our chairman, Ventura Martinez del Rio, Sr. In addition, Gloria Requejo-Martinez del Rio, the wife of our chairman, mortgaged a house owned by her as collateral for the loan.

     On September 25, 2002, Provo entered into a 6,000,000 peso ($540,541 at the current exchange rate) revolving line of credit arrangement with BBVA Bancomer, S.A. in Mexico. The loan, which is due and payable in full on September 24, 2005, bears interest at the Mexican Interbank Equilibrium Rate plus 4%; the current interest rate is 9.3% per annum. The loan has been guaranteed by Inmobiliaria Turin, S.A. de C.V. ("Turin"), a company that is owned by Gloria Requejo-Martinez del Rio, the wife of our chairman, and by her brother, Alberto Requejo. As collateral for the loan, Turin mortgaged an apartment building owned by it. Turin's guaranty obligation is without recourse to any of its assets other than this mortgaged collateral.

     On September 25, 2002, Provo also entered into a 4,000,000 peso ($360,360 at the current exchange rate) line of credit arrangement with BBVA Bancomer, S.A. in Mexico. The loan bears interest at the Mexican Interbank Equilibrium Rate plus 4%; the current interest rate is 9.3% per annum. The governing credit agreement obligates Provo to make monthly payments of 100,000 pesos during the first 12 months that the loan remains outstanding, and to make monthly payments of 200,000 pesos during the subsequent 24 months that the loan remains outstanding. The balance of the loan is due and payable in full on September 24, 2005. As of September 30, 2003, Provo had made principal payments of 1,200,000 (approximately $108,108 at the current exchange rate). The loan has been guaranteed by Turin. As collateral for the loan, Turin mortgaged an apartment building owned by it. Turin's guaranty obligation is without recourse to any of its assets other than this mortgaged collateral.

     On June 30, 2001, Provo entered into a 5,000,000 peso ($450,450 at the current exchange rate) revolving line of credit with Scotiabank Inverlat, S.A. in Mexico. The loan, which is due and payable in full on July 29, 2004, bears interest at the Mexican Interbank Equilibrium Rate plus 3.5%; the current interest rate is 8.8% per annum. The loan has been personally guaranteed by our chairman, Ventura Martinez del Rio, Sr. In addition, Gloria Requejo-Martinez del Rio, the wife of our chairman, mortgaged a ranch owned by her and pledged certain funds on deposit with Scotiabank Inverlat, S.A. as collateral for repayment of the loan.

     As security for Turin's guaranties of Provo's credits, Provo granted Turin a lien on certain of its accounts receivable from selected customers (Wal-Mart, S.A. de C.V., Operadora VIPS, S.A. de C.V., El Palacio de Hierro, S.A. de C.V., Cafeterias Toks, S.A. de C.V., CENCA Comercializadora, S.A. de C.V. and Carrefour de Mexico, S.A. de C.V.). As of September 30, 2003, the aggregate face value of these accounts receivable was 12,226 ,595 pesos ($1,101 ,495 at the current exchange rate).

     As security for Mrs. Martinez del Rio's guaranties of Provo's credits, Provo granted Mrs. Martinez del Rio a lien on certain of its accounts receivable from selected customers (Mayorista Otaduy, Distribuidora Igob, Productos y Ventas Organizadas, FS Torreon, FS Tepic, Tilgo and Tarnor). As of September 30, 2003, the aggregate face value of these accounts receivable was 21,698,027 pesos ($1,954,777 at the current exchange rate).


     It is our intention, as soon as practicable, to eliminate the personal guaranties described above and to substitute collateral owned by us for the existing collateral granted to BBVA Bancomer, S.A. and Scotiabank Inverlat, S.A. by Mrs. Requejo-Martinez del Rio and Turin.

     Transactions With Affiliated Companies - Provo

     Equity Ownership in Related Company. During 2001, Provo owned a 50% equity interest in Provoloto, S.A. de C.V. ("Provoloto"), a lottery company. The remaining 50% equity interest in Provoloto was owned by Comercializadora VGI, S.A. de C.V. ("VGI"), owned by our chairman, Ventura Martinez del Rio, Sr., and his three adult children (including our executive officer and director, Ventura Martinez del Rio, Jr.). Provo accounted for this investment under the equity method of accounting. During 2001, Provo recorded equity of $129,976 in the earnings of Provoloto, representing its 50% interest in Provoloto's total earnings. As of December 31, 2001, Provo's investment in Provoloto was $187,203, representing its initial investment plus its share of Provoloto's cumulative earnings. In January 2002, Provo transferred its investment in Provoloto to Proyectos y Disenos Especializados, S.A. de C.V. ("PRODIES"), a lottery company that is 90% owned by our chairman, Ventura Martinez del Rio, Sr., for cash consideration of $141,053. In connection with this transfer, the excess of the cash consideration received by Provo over the amount of Provo's investment in Provoloto (in the amount of $46,150) was treated as a distribution by Provo to Ventura Martinez del Rio, Sr. Subsequent to the divestiture of its interest in Provoloto, Provo has had no ongoing involvement with Provoloto.

     Purchase of Real Estate. On March 10, 2003, Provo received in settlement of accounts receivable an approximately 946-acre timberlands property located in El Chamal, State of Tamaulipas, Mexico, from Inmobiliaria Nextar, S.A. de C.V. ("Nextar"), a holding company wholly-owned by VGI. This property is currently securing a line of credit with Telmex for 38,500,000 pesos ($3,528,873 at the current exchange rate). Provo purchased this property at a discount from the property's appraised value. The price for this property was approximately $1,592,000 (16,500,000 Mexican pesos at the then prevailing exchange rate), of which approximately $1,433,000 was paid by the transfer of aged accounts receivable and $159,000 is payable pursuant to a promissory note. Such note issued to Nextar bears interest at the Mexican Interbank Equilibrium Rate plus 3.5% (the current rate is 8.7% per annum), and is payable in 24 monthly payments commencing on December 31, 2002 and continuing until December 31, 2004. As of June 30, 2003, Provo had made no payments under such note. Nextar has not taken any action regarding these loans. In addition, the note must be prepaid in full in the event that Frontline completes an equity financing in excess of $3,000,000.

     Settlement with Customer and Transfer of Real Estate to Telmex. During 2002, Provo held discussions with Jose L. Alfaro, an unrelated customer, wherein Mr. Alfaro proposed to satisfy certain amounts he owed to Provo and certain of its affiliates by transferring to them certain real property. At the same time, Provo held discussions with Telmex, whereby Provo proposed to satisfy certain amounts owed by it to Telmex by transferring to Telmex certain real property, including the real property proposed to be transferred to Provo by Mr. Alfaro.


     On December 12, 2002, Provo entered into a settlement agreement with Mr. Alfaro, whereby he transferred to Provo certain real property known as "Rancho La Providencia" located in Coatepec, State of Mexico, Mexico, and valued by Telmex at approximately 30 million pesos, in satisfaction of debts totaling 30,402,105 pesos ($2,738,928 at the current exchange rate) owed by Mr. Alfaro to Provo and certain of Provo's affiliates and related companies, as follows:


                                                                              Amount
                     Party to Which Debt Owed                               (In pesos)
                     ------------------------                               ----------
Provo                                                                        1,793,177
Proyecciones y Ventas Organizadas del D.F., S.A. de C.V. ("Provo DF")(1)    11,423,321
Ventura Martinez del Rio, Sr.                                               11,200,000
PRODIES                                                                      4,164,473
Provoloto                                                                    1,821,134
                                                                            ----------
   Total                                                                    30,402,105

----------
(1)  A wholly-owned subsidiary of Provo.

     On March 10, 2003, as part of a settlement agreement entered into with Telmex, Provo transferred the "Rancho La Providencia" property to Telmex in satisfaction of 30,763,182 ($2,907,673 at the then prevailing exchange rate) of indebtedness owed by Provo to Telmex. For additional information regarding the Telmex settlement see "The Acquisition Transaction -- Description of Provo's Business - Telmex Settlement."

     To enable Provo to enter into the settlement agreement with Mr. Alfaro, on December 12, 2002 Ventura Martinez del Rio, Sr., PRODIES and Provoloto each assigned to Provo their respective rights to the sums owed to them by Mr. Alfaro as set forth in the preceding table. As consideration for the assignment of their rights against Mr. Alfaro, PRODIES and Provoloto each received a promissory note in the amount of 1,821,134 pesos and 4,164,473 pesos, respectively. As consideration for the assignment of his rights against Mr. Alfaro, Provo transferred the following property to Ventura Martinez del Rio,
Sr.:

     o accounts payable to Provo in the face amount of 7,068,150 pesos, payable by Desarrollo Arboledas, S.A. de C.V. (an unaffiliated Mexican real estate company that in 1999 had received a loan from Provo);

     o accounts payable to Provo in the face amount of 846,000 pesos, payable by Pablo Marti (an unrelated customer of Provo);

     o 12 parcels of real estate located in Los Cabos, State of Baja California, Mexico, valued by an independent appraiser at 1,200,060 pesos and owned by Provo;

     o the discharge of indebtedness in the amount of 978,487 pesos owed to Provo by Ventura Martinez del Rio Sr.; and

     o    a promissory note for 1,107,303 pesos.


The promissory notes issued by Provo to PRODIES, Provoloto and Ventura Martinez del Rio Sr. as described above each bear interest at the Mexican Interbank Equilibrium Rate plus 3.5% (currently 8.8% per annum). The notes are payable in 24 monthly payments commencing on December 31, 2002 and continuing until December 31, 2004. As of June 30, 2003, Provo had made no payments under such notes to any of the related parties. The related parties have not taken any action regarding these notes. In addition, the notes must be prepaid in full in the event that we complete an equity financing in excess of $3,000,000.


     In March 2003, Ventura Martinez del Rio, Sr. forgave $94,669 in debt that Provo owed him.

     Loans with Related Parties. In addition to the transactions listed above, as part of its operations, Provo and its subsidiaries have historically received loans from certain of their current officers and directors as well as from other Mexican companies affiliated with Ventura Martinez del Rio, Sr. and Ventura Martinez del Rio, Jr., our current executive officers and directors. As of June 30, 2003, Provo and its subsidiaries were indebted to affiliated entities as follows:


     o    1,797,116 pesos ($161,902 at the current exchange rate) to Provoloto;

     o    5,144,045 pesos ($463,427 at the current exchange rate) to PRODIES;
          and

     o    1,650,000 pesos ($148,649 at the current exchange rate) to Nextar.


The amounts listed above include the principal amounts owed by Provo under the notes payable to Provoloto, PRODIES and Nextar as described in the preceding paragraphs.


     Employment Matters. Provo historically had no employees and subcontracted personnel services from SAPROV, S. C., a partnership created by Ventura Martinez del Rio, Sr., Rocio Pasquel and Jorge Dehesa, who are officers of Provo. For the years ended December 31, 2002 and 2001, Provo paid SAPROV $1,599,702 and $1,745,748 for such services. For the six months ended June 30, 2003, Provo incurred approximately $849,000 for such services. As of September 1, 2003, only 69 employees are subcontracted from SAPROV and the remaining employees have been hired as full-time employees of Provo. It is Provo's intention to hire all employees directly.


     Series D Convertible Preferred Stock

     In connection with our acquisition of Provo, we issued an aggregate of 35,500 shares of our Series D convertible preferred stock to 18 individuals, including 10,000 shares to Stephen J. Cole-Hatchard, our chief executive officer, 10,000 shares to Nicko Feinberg, our president - U.S. operations and a director, 5,000 shares of Series D to Joseph Donahue, then a director, 1,000 shares to Vasan Thatham, our vice president and chief financial officer, and 1,000 to Amy Wagner-Mele, our executive vice president and general counsel.


     For additional information concerning such stock issuance, see "Proposal 1 -- Interests of Certain Persons in Approval of Conversion of Series E Convertible Preferred Stock and Series D Convertible Preferred Stock."

                                   PROPOSAL 7

              RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS


Introduction

     Proposal 7 relates to the ratification of BDO Hernandez Marron y Cia., S.C. as our independent auditors.


     Our board of directors, upon the recommendation of its audit committee, has appointed BDO Hernandez Marron y Cia., S.C., to serve as our independent public accountants for the 2003 fiscal year, subject to ratification by the holders of the common stock. BDO Hernandez Marron y Cia., S.C. is headquartered in Mexico City and is a member of BDO International, a worldwide accounting network. In taking this action, the members of our board of directors considered carefully BDO Hernandez Marron y Cia., S.C.'s independence with respect to the services to be performed, their general reputation for adherence to professional auditing standards and their ability to audit our subsidiaries in Mexico. In the event that the common stockholders fail to ratify the selection of BDO Hernandez Marron y Cia., S.C., our board of directors would reconsider such selection. A representative of BDO Hernandez Marron y Cia., S.C. will be present at the annual meeting to respond to appropriate questions and to make a statement if such representative desires to do so.

Former Accountants


     On May 16, 2003, we dismissed Goldstein Golub Kessler LLP as our principal accountants and engaged BDO Hernandez Marron y Cia., S.C. in such capacity. The dismissal, which was recommended by the audit committee, was solely related to the fact that Goldstein Golub Kessler LLP did not have the ability to audit the financial statements of non-U.S. entities. None of our former accountants' reports on our financial statements contained an adverse opinion, disclaimer of opinion, or a modified or qualified opinion. The report of Godstein Golub Kessler LLP on our financial statements for the fiscal year ended December 31, 2002, contained an emphasis of a matter relating to our ability to continue as a going concern. Furthermore, during the fiscal years ended December 31, 2001 and December 31, 2002 and during the period ended May 16, 2003, we had no disagreements with our former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure;
we had no disagreements with our former accountants with respect to internal controls necessary for us to develop reliable financial statements; our former accountants have not advised us of any material matters with respect to our reports or financial statements or of information that had come to our former accountants' attention that had led them no longer to be able to rely on management's representations, that made them unwilling to be associated with financial statements prepared by management, that led them to advise us of the need to expand the scope of its audit or that led them to question the fairness or reliability of reports or financial statements. BDO Hernandez Marron y Cia., S.C. was not consulted on any matter during fiscal year 2001 or 2002 or the subsequent period thru May 16, 2003 on either the application of accounting principles to a specified transaction or an audit opinion, or any matter on which there was a disagreement with our former accountants.


     Goldstein Golub Kessler LLP has a continuing relationship with American Express Tax and Business Services, Inc. ("TBS") from which it leases its auditing staff who are full-time, permanent employees of TBS and through which its partners provide non-audit services. As a result of this arrangement, Goldstein Golub Kessler LLP has no full-time employees and therefore, none of the audit services performed until May 16, 2003, were provided by permanent full-time employees of Goldstein Golub Kessler LLP. Goldstein Golub Kessler LLP manages and supervises the audit staff, and is exclusively responsible for the opinions rendered in connection with its examination.

Audit Committee Report

     On March 14, 2003, the audit committee met with management to review and discuss the audited financial statements for the fiscal year 2002. The audit committee also conducted discussions with the Former Auditors, regarding the matters required by the Statement on Auditing Standards No. 61. As required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," the audit committee has discussed with and received the required written disclosures and confirming letter from the Former Auditors regarding their independence, and has discussed with the Former Auditors their independence. Based upon the review and discussions referred to above, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2002.

     As part of its duties, the audit committee also considered whether the provision of services other than audit services during fiscal year 2002 by the Former Accountants, our independent public accountants, is compatible with maintaining the accountants.

     Fees for all services provided by the Former Accountants for fiscal year 2002 are as follows:

     Audit Fees. Amounts billed by the Former Accountants related to the 2002 annual financial statement audit and reviews of quarterly financial statements filed in the report on Form 10-QSB were approximately $54,786.

     All Other Fees. Amounts billed by the Former Accountants in fiscal 2002 were approximately $8,900 for tax related services provided to Frontline by TBS.


                             The Audit Committee

                             Ronald Signore, William A. Barron and Miguel Madero


Required Vote

     Neither Delaware law, our certificate of incorporation or bylaws or the American Stock Exchange rules require that our stockholders ratify the selection of BDO Hernandez Marron y Cia., S.C. as our independent auditors. We are requesting stockholder ratification as a matter of good corporate practice. Our board of directors has determined that the affirmative vote of the holders of a majority of the shares of our common stock represented at the annual meeting, in person or by proxy, will constitute ratification of the selection of BDO Hernandez Marron y Cia., S.C. as our independent auditors. If the stockholders do not ratify the selection, our board and the audit committee will reconsider whether or not to retain BDO Hernandez Marron y Cia., S.C., but may retain BDO Hernandez Marron y Cia., S.C. Even if the selection is ratified, our board and the audit committee in their discretion may change the appointment at any time during the year if they determine that such change would be in our best interests.


     Abstentions will have the effect of a vote against Proposal 7. Broker non-votes will have no effect on the outcome of the vote on Proposal 8.


Board Recommendation


     Our board of directors unanimously recommends a vote FOR Proposal 8.


                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Stockholders who wish to present proposals appropriate for consideration at our annual meeting of stockholders to be held in 2004 must submit the proposal in proper form and in accordance with applicable SEC regulations to us at our address set forth on the first page of this proxy statement not later than January 22, 2004 in order for the proposition to be considered for inclusion in our proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to Amy Wagner-Mele, our secretary.

     After the January 22, 2004 deadline, a stockholder may present a proposal at our 2004 annual meeting it is submitted to our secretary at the address set forth above no later than April 9, 2004. If timely submitted, in proper form, the stockholder may present the proposal at the 2004 annual meeting, but we are not obligated to include the matter in our proxy statement.

                  INCORPORATION OF OTHER DOCUMENTS BY REFERENCE

     The SEC allows us to "incorporate by reference" information that we file with them, which means that we can disclose important information to you by referring you to those documents. You may read and copy any materials we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The information incorporated by reference is an important part of this proxy statement. We incorporate by reference the documents listed below under Item 13(b), Item 14(b)(4), Item 14(b)(8)-(11) and Item 14(c) of Schedule 14A of Regulation 14A under the Securities Exchange Act:

     o Annual report on Form 10-KSB for the year ended December 31, 2002, filed on April 15, 2003, as amended by Form 10-KSB/A filed on October 6, 2003;

     o Quarterly report on Form 10-QSB for the quarter ended June 30, 2003, filed on August 19, 2003, as amended by Form 10-QSB/A filed on October 3, 2003;

     o    Form 8-Ks filed on March 31, 2003, April 18, 2003 and May 20, 2003;
          and

     o Form 8-K/As filed on May 6, 2003, June 17, 2003, June 18, 2003 and October 6, 2003.

     You may request a copy of these filings at no cost, by writing or telephoning us at the following address:

               Frontline Communications Corporation
               One Blue Hill Plaza
               P.O. Box 1548
               Pearl River, New York 10965
               Attention: Corporate Secretary
               (845) 623-8553

     A copy of our Form 10-KSB for the year ended December 31, 2003, as amended, and of our Form 10-QSB for the quarter ended June 30, 2003, is included herewith. If so requested, we will provide a copy of the incorporated filings by first class mail or equally prompt means within one business day of our receipt of your request.

     All documents that we file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act subsequent to the date of this proxy statement and prior to our Annual Meeting shall be deemed to be incorporated by reference into this proxy statement and to be a part hereof from the date of filing of such documents.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement, or in any other subsequently filed document which is also incorporated herein by reference, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this proxy statement except as so modified or superseded.

                                  OTHER MATTERS

     Our board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                              By Order of the Board of Directors

                                              Amy Wagner-Mele
                                              Secretary


                                              November 13, 2003

                          INDEX OF FINANCIAL STATEMENTS

                      FRONTLINE COMMUNICATIONS CORPORATION

                        Consolidated Financial Statements

                                                                                                    Page
                                                                                                    ----
Report of Independent Certified Public Accountants...............................................    F-2
Consolidated Financial Statements;
   Balance Sheet at December 31, 2002............................................................    F-3
   Statements of Operations for the Years Ended December 31, 2001 and 2002.......................    F-4
   Statements of Stockholders' Equity (deficit) for the Years Ended December 31, 2001 and 2002...    F-5
   Statements of Cash Flows for the Years Ended December 31, 2001 and 2002.......................    F-6
   Notes to Consolidated Financial Statements....................................................    F-8

                      FRONTLINE COMMUNICATIONS CORPORATION

              Unaudited Condensed Consolidated Financial Statements

Balance Sheet at June 30, 2003...................................................................   F-20
Statements of Operations (unaudited) for the Six Months Ended June 30, 2002 and 2003.............   F-22
Statements of Cash Flows (unaudited) for the Six Months Ended June 30, 2002 and 2003.............   F-23
Notes to Condensed Consolidated Financial Statements (unaudited).................................   F-25

                 PROYECCIONES Y VENTAS ORGANIZADAS, S.A. DE C.V.

                              Financial Statements


Report of Independent Certified Public Accountants...............................................   F-32
   Balance Sheet at December 31, 2002............................................................   F-33
   Statements of Operations for the Years Ended December 31, 2001 and 2002.......................   F-35
   Statements of Stockholders' Equity for the Years Ended December 31, 2001 and 2002.............   F-36
   Statements of Cash Flows for the Years Ended December 31, 2001 and 2002.......................   F-37
   Notes to Financial Statements.................................................................   F-39
Report of Independent Certified Accountant (Provoloto)...........................................   F-57
Unaudited Financial Statements;
   Balance Sheet at March 31, 2003...............................................................   F-58
   Statements of Operations (unaudited) for the Three Months Ended March 31, 2002 and 2003.......   F-35
   Statement of Stockholders' Equity (unaudited) for the Three Months Ended March 31, 2003.......   F-36
   Statements of Cash Flows (unaudited) for the Three Months Ended March 31, 2002 and 2003.......   F-38
Notes to Financial Statements (unaudited)........................................................   F-39


                      FRONTLINE COMMUNICATIONS CORPORATION

               Unaudited Pro Forma Combined Financial Information

Introduction to Pro Forma........................................................................   F-58
Unaudited Pro Forma Combined Balance Sheet at June 30, 2003......................................   F-60
Unaudited Pro Forma Combined Statement of Operations for the Year Ended December 31, 2002........   F-62
Unaudited Pro Forma Combined Statement of Operations for the Six Months Ended June 30, 2003......   F-63
Notes to Unaudited Pro Forma Combined Financial Information......................................   F-64

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
Frontline Communications Corporation

We have audited the accompanying consolidated balance sheet of Frontline Communications Corporation and Subsidiaries (the "Company") as of December 31, 2002 and the related consolidated statements of operations, stockholders' equity (deficiency), and cash flows for each of the two years in the period then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Frontline Communications Corporation and Subsidiaries as of December 31, 2002, and the results of their operations and their cash flows for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

In April 2003, as discussed in note 10 of the notes to consolidated financial statements, the Company entered into an agreement with the stockholders of Proyecciones y Ventas Organizadas, S.A. de C.V. ("Provo"), a corporation organized under the laws of the Republic of Mexico to acquire Provo. Upon completion of the transaction described in note 10 and the approval of the proposed stock conversion by the Company's stockholders, it is expected that the stockholders of Provo will control the Company.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 1 of the notes to consolidated financial statements, the Company has suffered recurring losses from operations, has a working capital deficiency and a stockholders' deficiency, which raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters are also described in note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

GOLDSTEIN GOLUB KESSLER LLP
New York, New York

February 20, 2003, except for Note 10,
as to which the date is April 3, 2003

                           FRONTLINE COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                                                     CONSOLIDATED BALANCE SHEET
--------------------------------------------------------------------------------

December 31, 2002
---------------------------------------------------------------------------------------------------------------
ASSETS
Current:
   Cash and cash equivalents                                                                       $    208,502
   Accounts receivable, less allowances for doubtful accounts of $25,000                                212,397
   Prepaid expenses and other                                                                            57,778
---------------------------------------------------------------------------------------------------------------
      Total current assets                                                                              478,677
Property and Equipment, net                                                                             671,013
Other                                                                                                   108,877
---------------------------------------------------------------------------------------------------------------
      Total Assets                                                                                 $  1,258,567
===============================================================================================================
LIABILITIES AND STOCKHOLDERS' DEFICIENCY
Current Liabilities:
   Accounts payable                                                                                $    765,749
   Accrued expenses                                                                                     903,710
   Current portion of long-term debt                                                                    940,202
   Deferred revenue                                                                                     524,738
---------------------------------------------------------------------------------------------------------------
      Total current liabilities                                                                       3,134,399
Long-term Debt, less current portion                                                                     11,453
Promissory Notes Payable (face value $200,000, including $50,000 payable to officers and
   directors), net of unamortized discount of $58,333                                                   141,667
---------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                               3,287,519
---------------------------------------------------------------------------------------------------------------
Commitments and Contingencies
Stockholders' Deficiency:
   Preferred stock - $.01 par value; authorized 2,000,000 shares, issued and outstanding 496,445
      shares (liquidation preference of $7,446,675)                                                       4,964
   Common stock - $.01 par value; authorized 25,000,000 shares, issued 9,940,424 shares                  99,404
   Additional paid-in capital                                                                        36,204,292
   Accumulated deficit                                                                              (37,466,196)
---------------------------------------------------------------------------------------------------------------
                                                                                                     (1,157,536)
   Treasury stock, at cost, 645,452 shares                                                             (871,416)
---------------------------------------------------------------------------------------------------------------
      Stockholders' deficiency                                                                       (2,028,952)
---------------------------------------------------------------------------------------------------------------
      Total Liabilities and Stockholders' Deficiency                                               $  1,258,567
===============================================================================================================

                 See Notes to Consolidated Financial Statements

                           FRONTLINE COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                                            CONSOLIDATED STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------


Year ended December 31,                                                                   2002          2001
----------------------------------------------------------------------------------------------------------------
Revenue                                                                                $ 5,047,098   $ 6,503,120
----------------------------------------------------------------------------------------------------------------
Costs and expenses:
   Cost of revenue (excludes costs of $175,238 and $185,311 included in depreciation
      and amortization)                                                                  2,493,337     3,482,954
   Selling, general and administrative (excludes equity related noncash compensation
      charge of $58,500 and $206,505)                                                    2,446,816     3,860,999
   Depreciation and amortization                                                           745,135     2,943,678
   Impairment of intangibles                                                                    --     2,827,993
   Noncash compensation charge                                                              58,500       206,505
----------------------------------------------------------------------------------------------------------------
                                                                                         5,743,788    13,322,129
----------------------------------------------------------------------------------------------------------------
   Loss from operations                                                                   (696,690)   (6,819,009)
Other income (expense):
   Interest income                                                                           7,796        53,887
   Interest expense                                                                        (95,417)     (131,778)
   Loss on disposal of property and equipment                                               (3,214)     (132,387)
----------------------------------------------------------------------------------------------------------------
Net loss                                                                                  (787,525)   (7,029,287)
Preferred dividends                                                                        297,867       320,910
----------------------------------------------------------------------------------------------------------------
Net loss available to common stockholders                                              $(1,085,392)  $(7,350,197)
================================================================================================================
Loss per share - basic and diluted                                                     $     (0.12)  $     (1.00)
================================================================================================================
Weighted-average number of shares outstanding - basic and diluted                        9,119,533     7,333,221
================================================================================================================


                 See Notes to Consolidated Financial Statements

                           FRONTLINE COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                     CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIENCY)
--------------------------------------------------------------------------------

Years ended December 31, 2002 and 2001

---------------------------------------------------------------------------------------------------------
                                      Preferred Stock       Common Stock        Additional     Treasury
                                      ----------------   -------------------     Paid-in      Accumulated
                                      Shares    Amount    Shares     Amount      Capital        Deficit
---------------------------------------------------------------------------------------------------------
Balance at December 31, 2000          597,800   $5,978   7,164,793   $71,648   $35,570,119   $(29,030,607)
Purchase of treasury stock, at cost
   (6,800 shares)                          --       --          --        --            --             --
Conversion of Series B preferred
   stock                              (70,700)    (707)    240,380     2,404        (1,697)            --
Common stock issued for services           --       --   1,376,700    13,767       192,738             --
Dividends on preferred stock               --       --     779,324     7,793       313,117       (320,910)
Net loss                                   --       --          --        --            --     (7,029,287)
---------------------------------------------------------------------------------------------------------
Balance at December 31, 2001          527,100    5,271   9,561,197    95,612    36,074,277    (36,380,804)
Purchase of treasury stock, at cost
   (28,806 shares)                         --       --          --        --            --             --
Common stock issued for services           --       --     275,000     2,750        55,750             --
Conversion of Series B preferred
   stock                              (30,655)    (307)    104,227     1,042          (735)            --
Dividends on preferred stock               --       --          --        --            --       (297,867)
Warrants issued with promissory
   notes payable                           --       --          --        --        75,000             --
Net loss                                   --       --          --        --            --       (787,525)
---------------------------------------------------------------------------------------------------------
Balance at December 31, 2002          496,445   $4,964   9,940,424   $99,404   $36,204,292   $(37,466,196)
=========================================================================================================

---------------------------------------------------------------
                                                      Total
                                                  Stockholders'
                                        Stock,        Equity
                                       at Cost     (Deficiency)
---------------------------------------------------------------
Balance at December 31, 2000          $(860,539)   $ 5,756,599
Purchase of treasury stock, at cost
   (6,800 shares)                        (4,113)        (4,113)
Conversion of Series B preferred
   stock                                     --             --
Common stock issued for services             --        206,505
Dividends on preferred stock                 --             --
Net loss                                     --     (7,029,287)
---------------------------------------------------------------
Balance at December 31, 2001           (864,652)    (1,070,296)
Purchase of treasury stock, at cost
   (28,806 shares)                       (6,764)        (6,764)
Common stock issued for services             --         58,500
Conversion of Series B preferred
   stock                                     --             --
Dividends on preferred stock                 --       (297,867)
Warrants issued with promissory
   notes payable                             --         75,000
Net loss                                     --       (787,525)
---------------------------------------------------------------
Balance at December 31, 2002          $(871,416)   $(2,028,952)
===============================================================

                 See Notes to Consolidated Financial Statements

                           FRONTLINE COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                                            CONSOLIDATED STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

Year ended December 31,                                                              2002         2001
----------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
   Net loss                                                                        $(787,525)  $(7,029,287)
   Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
      Depreciation and amortization                                                  745,135     2,943,678
      Debt discount amortization                                                      16,667            --
      Noncash compensation charge                                                     58,500       206,505
      Impairment of intangibles                                                           --     2,827,993
      Loss on disposal of property and equipment                                       3,214       132,387
      Changes in operating assets and liabilities:
         Decrease in marketable securities                                                --     1,808,210
         Decrease in accounts receivable                                              51,860       312,567
         (Increase) decrease in prepaid expenses and other                           (24,755)       93,675
         (Increase) decrease in other assets                                          (4,488)       10,597
         Decrease in accounts payable and accrued expenses                          (390,355)     (563,729)
         Decrease in deferred revenue                                                (90,612)     (474,854)
----------------------------------------------------------------------------------------------------------
            Net cash provided by (used in) operating activities                     (422,359)      267,742
----------------------------------------------------------------------------------------------------------
Cash flows from investing activities:
   Acquisition of property and equipment                                             (14,895)      (51,148)
   Proceeds from disposal of property and equipment                                    5,000        51,886
----------------------------------------------------------------------------------------------------------
            Net cash provided by (used in) investing activities                       (9,895)          738
----------------------------------------------------------------------------------------------------------
Cash flows from financing activities:
   Principal payments on long-term debt                                             (155,014)     (442,915)
   Proceeds from issuance of promissory notes payable                                200,000            --
   Payments to acquire treasury stock                                                 (6,764)       (4,113)
----------------------------------------------------------------------------------------------------------
               Net cash provided by (used in) financing activities                    38,222      (447,028)
----------------------------------------------------------------------------------------------------------
Net decrease in cash and cash equivalents                                           (394,032)     (178,548)
Cash and cash equivalents at beginning of year                                       602,534       781,082
----------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                           $ 208,502   $   602,534
==========================================================================================================
Supplemental disclosure of cash flow information:
   Cash paid during the year for interest                                          $  83,000   $   132,000
==========================================================================================================

                                                                     (continued)

                                  See Notes to Consolidated Financial Statements

                           FRONTLINE COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                                            CONSOLIDATED STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------

Year ended December 31,                                                      2002       2001
----------------------------------------------------------------------------------------------
Supplemental schedule of noncash investing and financing activities:
   Warrants issued with promissory notes payable                           $ 75,000         --
==============================================================================================
   Capital lease obligations incurred                                            --   $ 48,098
==============================================================================================
   Dividends on Series B preferred stock paid in common stock or accrued   $297,867   $320,910
==============================================================================================
   Common stock issued for services                                        $ 58,500         --
==============================================================================================

                                  See Notes to Consolidated Financial Statements

                           FRONTLINE COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                                       NOTES TO CONSOLIDATED FINANCIAL STATEMENT
--------------------------------------------------------------------------------

1.   SUMMARY OF SIGNIFICANT      Frontline Communications Corporation
     ACCOUNTING POLICIES:        ("Frontline" or the "Company") is an Internet
                                 company that offers Internet access; Web site development and Internet presence services.

                                 The accompanying consolidated financial
                                 statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring losses from operations, has a net working capital deficiency of $2,655,722 and a stockholders' deficiency of $2,028,952 at December 31, 2002. These factors raise substantial doubt about its ability to continue as a going concern. Management has entered into an agreement with the stockholders of Proyecciones y Ventas Organizadas, S.A. de C.V. ("Provo"), a corporation organized under the laws of the Republic of Mexico to acquire Provo. This agreement, which is discussed in note 10, is expected to transfer control of the Company to the stockholders of Provo upon approval by the Frontline stockholders. The Company's operations will then include the historical operations of the Company and the operations of Provo, which is engaged in the distribution of calling card and cellular phone airtime in Mexico. Management of the Company feels that the addition of Provo to the operations of the Company will enable it to continue to meet its obligations as they come due and to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                 The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. Intercompany balances and transactions have been eliminated.

                                 In preparing the consolidated financial
                                 statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates. Many of the Company's estimates and assumptions used in the financial statements are related to the Company's industry, which is subject to rapid technological change. It is reasonably possible that changes may occur in the near term that would affect management's estimates with respect to the carrying values of property and equipment and intangibles.

                                 Monthly subscription service revenue for
                                 Internet access is recognized over the period in which services are provided. Fee revenue for Web site development and Internet Web site presence services are recognized as services are performed. Deferred revenue represents prepaid access fees by subscribers.

                           FRONTLINE COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                                       NOTES TO CONSOLIDATED FINANCIAL STATEMENT
--------------------------------------------------------------------------------

                                 Accounts receivable are reported at their outstanding unpaid principal balances reduced by an allowance for doubtful accounts. The Company estimates doubtful accounts based on historical bad debts, factors related to specific customers' ability to pay, and current economic trends. The Company writes off accounts receivable against the allowance when a balance is determined to be uncollectible.

                                 Property and equipment is stated at cost, less accumulated depreciation and amortization. Depreciation and amortization is computed over the estimated useful lives of the assets using the straight-line method.

                                 Intangible assets consisted of purchased customer bases. Amortization was computed using the straight-line basis over three years. The intangible was fully amortized at December 31, 2002. Amortization expense for the years ended December 31, 2002 and 2001 amounted to $140,738 and $2,255,310, respectively.

                                 Long-lived assets, such as property and
                                 equipment, intangibles and customer bases, are evaluated for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through the estimated undiscounted future cash flows from the use of these assets. When any such impairment exists, the related assets will be written down to fair value. During the year ended December 31, 2001, goodwill and purchased customer bases were written down by $2,827,993, due to impairment of such assets.


                                 Intangible assets consisted primarily of purchased customer base. The Company reviewed each acquisition separately to determine the number of customers remaining from the original purchase date. For acquisitions where less than 50% of the original customers remained, the intangible asset was deemed impaired. Discounted cash flows of the remaining customers were then used to determine fair value. In all instances, the expected cash flow from such customers was less than the expected cost of sales. Therefore, the intangible assets of $2,705,868 representing purchased customer base was deemed fully impaired and written down to zero. Additionally, there was unamortized goodwill remaining on the purchase of PNET of $422,125. PNET has had a lack of operating profit from the date of acquisition and was not expected to generate positive cash flows. Additionally, the former PNET shareholders accepted $30,000 in satisfaction of the $300,000 promissory note and interest thereunder issued to them in 2000 under the acquisition. Accordingly, the remaining goodwill has been written down to zero, after reducing goodwill by a $300,000 gain on the settlement of a note payable to the former owners of PNET.


                                 Deferred income taxes are provided on
                                 differences between the financial reporting and income tax bases of assets and liabilities based upon statutory tax rates enacted for future periods. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

                                 Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of temporary cash investments and trade accounts receivable. The Company's cash investments are placed with high credit quality financial institutions and may, at times, exceed the amount of federal deposit insurance. Concentrations of credit risk with respect to trade receivables are limited due to the large number of customers comprising the Company's customer base.

                           FRONTLINE COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                                       NOTES TO CONSOLIDATED FINANCIAL STATEMENT
--------------------------------------------------------------------------------

                                 The Company considers all highly liquid money market instruments purchased with an original maturity of three months or less to be cash equivalents.

                                 The Company applies Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations by recording compensation expense for the excess of fair market value over the exercisable price per share, as of the date of the grant, in accounting for its stock options.

                                 SFAS No. 123 requires the Company to provide pro forma information regarding net loss and net loss per share as if compensation cost for the Company's stock options had been determined in accordance with the fair-value-based method prescribed in SFAS No. 123. The Company estimates the fair value of each stock option at the date of the grant using the Black Scholes option-pricing model with the following weighted-average assumptions used for options in 2001:

                                 Year ended December 31, 2001
                                 ----------------------------------------------
                                 Risk-free interest rate                   4.65%
                                 Expected life                          5 years
                                 Expected volatility                        169%
                                 Dividend yield                            None
                                 ----------------------------------------------

                                 No stock options were issued to employees during 2002. Accordingly, no Black Scholes assumptions were used in 2002.

                                 Under the accounting provisions of SFAS No.
                                 123, the Company's net loss and loss per share would have been increased to the pro forma amounts indicated below:

                                 Year ended December 31,                          2002          2001
                                 ----------------------------------------------------------------------
                                 Net loss available to common stockholders:
                                    As reported                               $(1,085,392)  $(7,350,197)
                                    Stock-based compensation using the fair
                                       value method                               (55,991)     (100,110)
                                 ----------------------------------------------------------------------
                                    Pro forma                                  (1,141,383)   (7,450,307)
                                 Net loss per share (basic and diluted):
                                    As reported                                     (0.12)        (1.00)
                                    Pro forma                                       (0.13)        (1.02)
                                 ----------------------------------------------------------------------

                                 All costs associated with advertising services are expensed in the period incurred. Advertising expense was approximately $43,000 and $130,000 for the years ended December 31, 2002 and 2001, respectively.

                                 The Company follows SFAS No. 128, Earnings per Share, which provides for the calculation of "basic" and "diluted" earnings per share ("EPS"). Basic EPS includes no dilution and is computed by dividing income or loss available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted earnings per share reflect the potential dilution that could occur through the effect of common shares issuable upon exercise of stock options and warrants and convertible securities.

                                 Potential common shares have not been included in the computation of diluted EPS since the effect would be antidilutive. At December 31, 2002, there were 4,862,100 options and warrants outstanding and preferred stock convertible into 1,687,963 shares of common stock that could potentially dilute basic EPS in the future.

                           FRONTLINE COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                                       NOTES TO CONSOLIDATED FINANCIAL STATEMENT
--------------------------------------------------------------------------------

                                 In November 2002, the EITF issued EITF Issue
                                 No. 00-21, Revenue Arrangements with Multiple Deliverables, which addresses certain aspects of the accounting by a vendor for arrangements under which it will perform multiple revenue-generating activities. Specifically,
                                 EITF Issue No. 00-21 addresses how to determine whether an arrangement involving multiple deliverables contains more than one unit of accounting. EITF Issue No. 00-21 is effective for the Company for revenue arrangements entered into beginning July 1, 2003. The Company does not expect the adoption of EITF Issue No. 00-21 to have a material impact on its 2003 consolidated financial statements.

                                 The Company does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, will have a material effect on the Company's consolidated financial position or results of operations.

2.   PROPERTY AND                Property and equipment, at cost, consists of
     EQUIPMENT:                  the following at December 31, 2002:

                                                                                     Estimated
                                                                                       Useful
                                                                                        Life
                                 --------------------------------------------------------------
                                 Computer and office equipment       $ 2,611,297   3 to 5 years
                                 Furniture and fixtures                   74,825        5 years
                                 Leasehold improvements                  149,365     Lease term
                                 --------------------------------------------------------------
                                                                       2,835,487
                                 Less accumulated depreciation and
                                    amortization                      (2,164,474)
                                 --------------------------------------------------------------
                                                                     $   671,013
                                 ==============================================================

                                 Depreciation and amortization for the years ended December 31, 2002 and 2001 amounted to approximately $604,000 and $689,000, respectively.

3.   ACCRUED EXPENSES:           Accrued expenses consist of the following at
                                 December 31, 2002:

                                 Accrued Internet connection and
                                 telephone                               $355,363
                                 Lease cancellations and related costs     98,750
                                 Dividends payable                        297,867
                                 Accrued professional fees                 46,268
                                 Accrued wages and salaries                82,896
                                 Other                                     22,566
                                 ------------------------------------------------
                                                                         $903,710
                                 ================================================

4.   LONG-TERM DEBT:             Long-term debt consists of the following at
                                 December 31, 2002:

                                 Present value of net minimum lease
                                    payments (a)                      $223,055
                                 Promissory note payable (b)           728,600
                                 ---------------------------------------------
                                                                       951,655
                                 Less current portion                  940,202
                                 ---------------------------------------------
                                                                      $ 11,453
                                 =============================================

                           FRONTLINE COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                                       NOTES TO CONSOLIDATED FINANCIAL STATEMENT
--------------------------------------------------------------------------------

                                 (a)  The Company leases computer and other
                                      equipment under capital leases. The assets acquired under capital leases have a cost of approximately $1,155,000 and accumulated depreciation of approximately $887,000 as of December 31, 2002.

                                 The following is a schedule of future minimum lease payments under capitalized leases, together with the present value of the net minimum lease payments at December 31, 2002:

                                 Year ending December 31,
                                 ------------------------
                                            2003                      $222,073
                                            2004                        10,958
                                            2005                         1,279
                                 ---------------------------------------------
                                 Total minimum lease payments          234,310
                                 Less amount representing interest      11,255
                                 ---------------------------------------------
                                 Present value of net minimum lease
                                    payments                           223,055
                                 Less current portion                  211,602
                                 ---------------------------------------------
                                    Long-term lease obligations       $ 11,453
                                 =============================================

                                 (b)  A promissory note, issued as part of a
                                      business acquisition, in the principal
                                      amount of $728,600. The promissory note
                                      bears interest at 4% and is payable in
                                      June 2003. The Company has the option to convert the principal amount due under the promissory note to shares of its common stock at a conversion price of $8 per share (significantly greater than the market value of the common stock at the acquisition date), under certain circumstances, as defined in the acquisition agreement, such as the market price of the Company's common stock exceeding $10 per share. See note 10.

                                      The carrying amount of the Company's
                                      long-term debt approximates fair value
                                      using the Company's estimated incremental borrowing rate.

                           FRONTLINE COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                                       NOTES TO CONSOLIDATED FINANCIAL STATEMENT
--------------------------------------------------------------------------------

5.   PROMISSORY NOTES:           In June 2002, the Company completed a private
                                 placement of 8% promissory notes and received proceeds of $200,000 (including $50,000 from officers and directors). The promissory notes bear interest at 8% and mature in three years from the date of issuance. The Company has the option to convert the principal amount due under the promissory notes into shares of its common stock at a conversion price of $4.80 per share, under certain circumstances, as defined in the agreement with the promissory note holders, such as the market price of the Company's common stock exceeding $6 per share.
                                 The Company also issued to the note holders warrants to purchase an aggregate of 1,000,000 shares of its common stock at an exercise price of $.08 per share. Out of the proceeds, $75,000 was allocated as the value of the warrants and is recorded as a discount on the notes payable in the accompanying consolidated balance sheet.
                                 The discount is being amortized as additional interest over the terms of the promissory notes. At December 31, 2002, the promissory notes payable included on the accompanying consolidated balance sheet amounting to
                                 $141,667 are net of unamortized discounts of $58,333. The fair value of the notes approximates the carrying amount based on rates available to the Company.

6.   COMMITMENTS AND             The Company rents office space and equipment
     CONTINGENCIES:              under operating lease agreements expiring at
                                 various dates through 2005. Future minimum rental payments required under operating leases are approximately as follows:

                                 Year ending December 31,
                                 ------------------------
                                           2003             $379,000
                                           2004              226,000
                                           2005                5,000
                                 -----------------------------------
                                                            $610,000
                                 ===================================

                                 Rental expense was approximately $341,000 and $438,000 for the years ended December 31, 2002 and 2001, respectively.

                                 In connection with the Company's lease for its main office space, the Company has opened an irrecoverable letter of credit with a bank for approximately $65,000 in lieu of a security deposit.

7.   STOCK OPTIONS:              The Company has a stock option plan (the
                                 "Plan") which authorizes the issuance of incentive options and nonqualified options to purchase up to 2,000,000 shares of common stock. The Plan has a 10-year term. The board retained the authority to determine the individuals to whom, and the times at which, stock options would be granted, along with the number of shares, vesting schedule and other provisions related to the stock options.

                                 A summary of the status of the Company's stock option plan as of December 31, 2002 and 2001, and changes during the years ended on those dates, is presented below:

                           FRONTLINE COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                                       NOTES TO CONSOLIDATED FINANCIAL STATEMENT
--------------------------------------------------------------------------------

                                 December 31,                           2002                    2001
                                 ----------------------------------------------------------------------------
                                                                            Weighted-               Weighted-
                                                                             average                 average
                                                                            Exercise                Exercise
                                                                 Shares       Price      Shares       Price
                                                                ---------   ---------   ---------   ---------
                                 Outstanding at beginning
                                    of year                     1,458,900     $2.67     1,347,768     $4.19
                                 Granted                                                  445,000      0.22
                                 Forfeited                       (169,900)     1.68      (333,868)     4.97
                                 ----------------------------------------------------------------------------
                                 Outstanding at end of year     1,289,000     $2.81     1,458,900     $2.67
                                 ============================================================================
                                 Options exercisable at
                                    year-end                    1,289,000     $2.81     1,442,900     $2.64
                                 ============================================================================
                                 Weighted-average fair value
                                    of options granted during
                                    the year                           --        --            --     $0.21
                                 ============================================================================

                                 The following table summarizes information about stock options outstanding and exercisable at December 31, 2002:

                                                      Options Outstanding and Exercisable
                                                   ----------------------------------------
                                                       Number                     Weighted-
                                                   Outstanding at    Remaining     average
                                     Range of       December 31,    Contractual    Exercise
                                 Exercise Prices       2002             Life        Price
                                 ----------------------------------------------------------
                                 $0.22 to $1.00         501,000      3.1 years      $0.31
                                 $1.00 to $2.50         184,800             .9       2.37
                                 $2.50 to $4.00          97,000             .8       3.58
                                 $4.00 to $6.00         433,200           1.95       5.16
                                 $6.00 to $6.75          73,000            1.1       6.10
                                 ----------------------------------------------------------
                                                      1,289,000                     $2.81
                                 ==========================================================

8.   STOCKHOLDERS' EQUITY        In April 2000, the Company's board of directors
     (DEFICIENCY):               authorized the Company to purchase up to
                                 $1,000,000 worth of its common stock from time to time, as the Company deems appropriate, through open market purchases or in privately negotiated transactions. As of December 31, 2002, the Company had acquired 413,932 shares of common stock for an aggregate consideration of approximately $607,000.

                                 In September 2001, the Company granted
                                 1,376,700 restricted shares of its common stock to its employees under the Company's 2001 Stock Incentive Plan. Accordingly, $206,505, representing the fair value of the shares granted, was charged to operations as a noncash compensation charge.

                                 During 2001, the Company issued: (i) 240,380 shares of common stock upon conversion of 70,700 shares of Series B Convertible Redeemable preferred stock, and (ii) 779,324 shares of common stock as dividends to the holders of Series B Convertible Redeemable preferred stock.

                           FRONTLINE COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                                       NOTES TO CONSOLIDATED FINANCIAL STATEMENT
--------------------------------------------------------------------------------

                                 In May 2002, the Company entered into a
                                 consulting agreement for marketing services and issued to the consultant 250,000 shares of common stock as consideration for the services rendered by the consultant. Accordingly, $50,000, representing the fair value of the shares issued, was charged to operations.

                                 In June 2002, the Company issued, in a private sale of 8% promissory notes, warrants to purchase an aggregate of 1,000,000 shares of its common stock at an exercise price of $.08 per share.

                                 In August 2002, the Company entered into a consulting agreement for marketing services and issued to the consultant 25,000 shares of common stock as consideration for the services rendered by the consultant. Accordingly, $8,500, representing the fair value of the shares issued, was charged to operations.

                                 During 2002, the Company issued 104,227 shares of common stock upon conversion of 30,655 shares of Series B Convertible Redeemable preferred stock.

                                 In addition, at December 31, 2002, other warrants to purchase 2,516,300 shares of common stock were outstanding and exercisable at prices ranging between $4.80 and $8.50 per share, expiring at various times through 2004.

9.   INCOME TAXES:               At December 31, 2002, the tax effects of loss
                                 carryforwards and the valuation allowance that give rise to deferred tax assets are as follows:

                                 Net operating losses                $ 7,650,000
                                 Less valuation allowance             (7,650,000)
                                 -----------------------------------------------
                                    Deferred tax assets              $      - 0 -
                                 ===============================================

                                 The provision (benefit) for income taxes differs from the amount computed using the federal statutory rate of 34% as a result of the following:

                                 December 31,                      2002     2001
                                 -----------------------------------------------
                                 Federal statutory rate             (34)%   (34)%
                                 Increase in valuation allowance     34      34
                                 -----------------------------------------------
                                                                    - 0 -%  - 0 -%
                                 ===============================================

                                 The Company had net operating loss
                                 carryforwards of approximately $22,500,000 at December 31, 2002, which expire through 2022. The tax benefit of these losses has been completely offset by a valuation allowance due to the uncertainty of its realization.

                           FRONTLINE COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                                       NOTES TO CONSOLIDATED FINANCIAL STATEMENT
--------------------------------------------------------------------------------

                                 Internal Revenue Code Section 382 provides for limitations on the use of net operating loss carryforwards in years subsequent to a more than 50% change in ownership (as defined by Section 382), which limitations can significantly impact the Company's ability to utilize its net operating loss carryforwards. As a result of the sale of the preferred shares in the public offering in February and March 2000, changes in ownership may have occurred which might result in limitations of the utilization of the net operating loss carryforwards. The extent of any limitations as a result of changes in ownership has not been determined by the Company.

10. SUBSEQUENT EVENT:            In April 2003, the Company entered into an
                                 amended and restated stock purchase agreement with the two stockholders of Provo, a corporation organized under the laws of the Republic of Mexico, to acquire from them all the issued and outstanding shares of Provo. As consideration, the Company issued 220,000 shares of Series C Convertible Preferred Stock
                                 ("Series C Preferred") of the Company to the two stockholders of Provo. Provo and its subsidiaries are engaged in the distribution of prepaid calling cards and cellular phone airtime in Mexico.

                                 Each share of Series C Preferred will
                                 automatically convert into 150 shares of the Company's common stock after the transaction is approved by the Company's stockholders. In connection with the transaction, the Company will require stockholder approval for (i) the issuance of shares of common stock upon conversion of Series C Preferred, (ii) the change in control contemplated by the Provo transaction, (iii) an increase in authorized common stock to 75,000,000 shares, and (iv) a reverse split of all of the issued and outstanding shares of common stock. Upon such approval, Series C Preferred will convert into common stock representing approximately 66% of the combined Company. The Company issued 35,500 Series D Preferred shares ("Series D Preferred") to certain brokers, finders and certain of the Company's officers and directors in accordance with the terms of certain consulting agreements. Each share of Series D Preferred can be converted into 150 shares of the Company's common stock after the stockholder approval is obtained for (i) the issuance of the shares of common stock upon conversion of the Series D Preferred, (ii) an increase in the Company's authorized common stock to 75,000,000 and (iii) a reverse split of the common stock.

                                 In the event the Company's stockholders do not approve the conversion of Series C Preferred into the Company's common stock, the Company will be obligated to pay $20,000,000 to the Series C Preferred stockholders.

                           FRONTLINE COMMUNICATIONS CORPORATION AND SUBSIDIARIES

                                       NOTES TO CONSOLIDATED FINANCIAL STATEMENT
--------------------------------------------------------------------------------

                                 In April 2003, the Company borrowed $550,000 from an unaffiliated entity (the "Lender") and issued a secured promissory note (the "note") to the Lender. The note bears interest of 14% and is secured by substantially all of the Company's assets. Two officers have pledged shares of the Company's common stock owned by them as additional collateral to the Lender. In connection with the financing, the Company issued 500,000 shares of common stock to the Lender as additional consideration. The note is payable at the earlier of 90 days or upon financing of Provo's accounts receivable. Out of the proceeds, the Company used $200,000 to settle a promissory note, issued as a part of a business acquisition, in the principal amount of $728,600. The balance of the promissory note was settled through issuance of 375,000 shares of common stock to the promissory note holders.

Frontline Communications Corporation
Condensed Consolidated Balance Sheets

                                                                              June 30,
                                                                                2003
                                                                            -----------
                                                                            (Unaudited)
ASSETS
Current:
   Cash and cash equivalents                                                $   323,978
   Accounts receivable:
      Trade, net of allowance for doubtful accounts                           7,427,100
      Related parties                                                           476,003
      Other                                                                     181,367

                                                                            -----------
Total accounts receivable                                                     8,084,470

   Value-added tax recoverable                                                  579,473
   Inventory                                                                  1,541,345
   Prepaid expenses                                                             637,321
                                                                            -----------
Total current assets                                                         11,166,587

Property and equipment, net                                                     607,448
Investment nonproductive properties                                           1,955,012
Deferred income taxes                                                           132,280
Costs in excess on net assets acquired, goodwill                              5,343,741
Other assets                                                                    429,141

                                                                            -----------
                                                                            $19,634,209
                                                                            ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current maturities of long-term debt                                        $ 1,352,868
Payable under supplier credit facility                                        4,312,518
Related parties                                                                 822,066
Accounts payable and accrued expenses                                         2,595,067
Income taxes payable                                                            401,123
Deferred taxes                                                                  422,215
Deferred revenue                                                                513,267
                                                                            -----------
Total current liabilities                                                    10,419,124

Long-term debt, less current maturities                                       1,423,154
Payable under supplier  credit facility, less current maturities              3,137,622
                                                                            -----------
Total long-term debt                                                          4,560,776

                                                                            -----------
Total liabilities                                                            14,979,900
                                                                            -----------

Minority Interest                                                                27,983

Stockholder's Equity (deficiency)
   Series B Preferred stock, $.01 par value, 2,000,000 shares authorized,
      issued and outstanding 496,445 shares. Liquidation preference               4,964
      $7,446,675.
   Series C Preferred stock, $.01 par value, issued and outstanding               2,200
      220,000 shares

      and none, respectively. Liquidation preference $ 2,200.
   Series D Preferred stock, $.01 par value, issued and outstanding
      35,500 shares and none, respectively.  Liquidation preference $ 355            355
   Common Stock, $.01 par value, 25,000,000 shares authorized, 10,815,424 and 9,940,424  issued, respectively, 10,169,972 and 9,294,972
      outstanding, respectively.                                                 108,154
   Additional paid-in capital                                                 43,327,100
   Accumulated deficit                                                       (38,003,879)
   Accumulated other comprehensive gain                                           58,848
   Treasury stock, at cost, 645,452 shares.                                     (871,416)

                                                                            ------------
          Total stockholders' equity (deficiency)                              4,626,326

                                                                            ------------
                                                                            $ 19,634,209
                                                                            ============

           See notes to condensed consolidated financial statements.

FRONTLINE COMMUNICATIONS CORPORATION AND SUBSIDIARIES
Condensed Consolidated Statements of Operations
(Unaudited)

                                                  For the six months ended
                                                  ------------------------
                                                    June 30,     June 30,
                                                      2003         2002
                                                  -----------   ----------
Revenues                                          $21,638,113   $2,639,230

Costs and expenses:
   Cost of revenues                                19,621,304    1,329,860
   Selling, general and administrative              2,172,232    1,299,579
   Depreciation and amortization                      296,131      387,719
                                                  -----------   ----------
                                                   22,089,667    3,017,158
                                                  -----------   ----------
Loss from operations                                 (451,554)    (377,928)

Other income (expense):
   Interest income                                     13,666        6,062
   Interest expense                                  (215,819)     (43,720)
   Amortization of deferred financing costs          (189,413)
   Other income ( expense)                             95,097       (3,214)
                                                  -----------   ----------
Net loss before income tax, minority interest
   and gain on debt settlement                       (748,023)    (418,800)
                                                  -----------   ----------

Gain on debt settlement                               449,850

                                                  -----------   ----------
Income (loss)  before tax and minority interest      (298,173)    (418,800)

Income taxes                                           89,996

Minority interest                                         580

                                                  -----------   ----------
Net income (loss)                                    (388,749)    (418,800)
                                                  -----------   ----------

Preferred dividends                                   148,934      154,500

                                                  -----------   ----------
Net loss available to common stockholders           ($537,683)   ($573,300)
                                                  ===========   ==========

Loss per common share-basic and diluted                ($0.06)      ($0.06)
                                                  ===========   ==========

Weighted average number of  common shares
   outstanding- basic and diluted                   9,720,386    9,003,304
                                                  ===========   ==========

See notes to condensed consolidated financial statements.


            See notes to condensed consolidated financial statements.

FRONTLINE COMMUNICATIONS CORPORATION AND SUBSIDIARIES
Condensed Consolidated Statements of Cash Flows
(Unaudited)

                                                                      For the six months ended
                                                                       June 30,     June 30,
                                                                         2003         2002
                                                                      ------------------------
Cash flow from operating activities:
   Net loss                                                            ($388,749)   ($418,800)
   Adjustments to reconcile net loss to net cash provided by
      (used in) operating activities:
      Minority interest                                                      580
      Depreciation and amortization                                      296,131      387,719
      Debt discount amortization                                          12,498        2,083
      Amortization of deferred financing cost                            189,413
      Gain on debt settlement                                           (449,850)
      Noncash compensation charge                                                      50,000
      Deferred income taxes                                             (129,447)
      Loss on disposal of property and equipment                                        3,214
      Changes in operating assets and liabilities
         Accounts receivable                                             494,882       44,233
         Value-added tax recoverable                                     (29,009)
         Inventory                                                       178,948
         Prepaid expenses and other                                      (91,980)     (10,383)
         Other assets                                                     (4,406)      (1,906)
         Accounts payable and accrued expenses                          (366,605)    (299,428)
         Deferred revenue                                                (11,471)       5,091
         Income taxes payable                                            217,973
                                                                      ----------   ----------
Net cash  provided  by operating activities                              (81,092)    (238,177)
                                                                      ----------   ----------

Cash flows from investing activities:
   Acquisition of property and equipment                                 (14,830)     (14,895)
   Proceeds from disposal of property and equipment                                     5,000
   Acquisition of Provo, net of cash acquired $345,137                  (154,863)
                                                                      ----------   ----------
Net cash used in  investing activities                                  (169,693)      (9,895)
                                                                      ----------   ----------

Cash flows from financing activities:
   Principal payments on long-term debt                                  (42,268)    (134,018)
   Proceeds from private sale of notes payable                                        200,000
   Payments to acquire treasury stock                                                  (6,764)
   Supplier credit facility                                               84,094
   Net proceeds from bridge loan                                         465,587
   Seller note settlement                                               (200,000)
                                                                      ----------   ----------
Net cash provided by  financing activities                               307,413       59,218
                                                                      ----------   ----------

Effects of changes in foreign currency exchange
   exchange rate changes on cash                                          58,848
                                                                      ----------   ----------
Net decrease in cash and cash equivalents                                115,476     (188,854)
                                                                      ----------   ----------

Cash and cash equivalents, beginning of period                           208,502      602,534
Cash and cash equivalents, end of period                              $  323,978   $  413,680
                                                                      ==========   ==========

Supplemental information:
Approximate interest paid during the period                           $  185,000   $   42,000
                                                                      ==========   ==========
Dividends on Series B Preferred stock accrued                         $  149,000   $  155,000
                                                                      ==========
Approximate debt issue discount arising from the value of warrants                 $   75,000
                                                                                   ==========

            See notes to condensed consolidated financial statements.

FRONTLINE COMMUNICATIONS CORPORATION
Notes to Condensed Consolidated Financial Statements (Unaudited)
June 30, 2003

NOTE A- BASIS OF PRESENTATION

     On April 3, 2003, Frontline Communications Corporation (the" Company') completed the acquisition (see Note B) of all of the issued and outstanding stock of Proyecciones y Ventas Organizadas, S.A. de C.V., a corporation organized under the laws of the Republic of Mexico ("Provo"). Provo and its subsidiaries are engaged in selling and distribution of prepaid calling cards and cellular phone airtime in Mexico. As consideration, the Company issued 220,000 shares of its Series C Convertible Preferred Stock ("Series C Preferred") to the two stockholders of Provo.

     The accompanying unaudited consolidated financial statements have been prepared treating the Company as the acquirer and the results of operations of Provo are included from the date of acquisition. The purchase price for the acquisition is established using the Company's common stock value at the time the acquisition was signed and announced and by applying the conversion ratio of the Series C Preferred shares issued to the former stockholders of Provo.

     Each share of Series C Preferred will automatically convert into 150 shares of the Company's common stock upon approval of the conversion by the Company's stockholders. In the event that, the Company's stockholders do not approve conversion of Series C Preferred, the Company will be obligated to pay $20 million to the former stockholders of Provo. The Company has assessed the likelihood of it paying this amount as very improbable and has not given any effect of this amount in the accompanying financial statements or factored it in valuing the acquisition.

     The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-QSB and Item 310 (b) of Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for fair presentation have been included. The results for the interim periods are not necessarily indicative of the results that may be attained for an entire year or any future periods. For further information, refer to the Financial Statements and footnotes thereto in the Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2002 and to the audited financial statements of Provo filed with the Company's Form 8K/A. There have been no significant changes in accounting policies since December 31, 2002.

     The condensed consolidated financial statements include the accounts of the Company and its subsidiaries. All significant intercompany accounts and transactions have been eliminated.

NOTE B- PROVO ACQUISITION

     In April 2003, the Company entered into an amended and restated stock purchase agreement with the two stockholders of Proyecciones y Ventas Organizadas, S.A. de C.V., a corporation organized under the laws of the Republic of Mexico ("Provo"), to acquire from them all the issued and outstanding shares of Provo. As consideration, the Company issued 220,000 shares of its Series C Convertible Preferred Stock ("Series C Preferred") to the two stockholders of Provo ("Sellers").

FRONTLINE COMMUNICATIONS CORPORATION
Notes to Condensed Consolidated Financial Statements (Unaudited)
June 30, 2003

     Each share of Series C Preferred will automatically convert into 150 shares of the Company's common stock after the transaction is approved by the Company's stockholders. In connection with the transaction, the Company will require stockholder approval for (i) issuance of common stock upon conversion of Series C Preferred, (ii) an increase in authorized common stock to 75,000,000 shares, and (iii) a reverse split of all of the issued and outstanding shares of common stock. Upon such approval, Series C Preferred will convert into common stock representing approximately 64% of the combined company.

     In the event the Company's stockholders do not approve the conversion of Series C Preferred into the Company's common stock on or prior to August 20, 2003 or such later date as agreed to by the holders of a majority of Series C Preferred ("Conversion Date"), (which date shall be extended for a period of up to 30 days due to actions or inactions of Securities and Exchange Commission or American Stock Exchange), the compensation payable to the Sellers will be increased by $20 million, payable in the form of a Note (the "Acquisition Note"). The Acquisition Note is a $20 million principal amount promissory note issued to the Sellers in connection with the acquisition, which only becomes due and payable only if the Series C Preferred is not converted into Frontline's common stock on the Conversion Date. The Acquisition Note is secured by substantially all of Frontline's assets including the shares of capital stock of Provo and its subsidiaries sold to Frontline.

     In connection with the acquisition, the Company issued 35,500 Series D Convertible Preferred Stock Preferred shares ("Series D Preferred"), including 27,500 shares to officers and employees and 8,000 shares to brokers and finders. Each share of Series D Preferred can be converted into 150 shares of the Company's common stock after stockholder approval is obtained for (i) the issuance of the shares of common stock upon conversion of the Series D Preferred, (ii) an increase in the Company's authorized common stock to 75,000,000 and (iii) a reverse split of the common stock.

     The purchase price for accounting purposes is established using the fair market value of 33,000,000 of the Company's common stock (to be issued upon conversion of 220,000 shares of Series C Preferred issued to the Sellers) valued at $0.204, which represents the average quoted market price of the Company's stock, as reported by the American Stock Exchange, during the time between when the acquisition was signed and when it was announced.

Fair value of common stock to be issued upon conversion of
   Series C Preferred                                             $6,732,000
Acquisition related costs
Fair value of 1,200,000 shares of common stock to be issued
   upon conversion of 8,000 shares of Series D Preferred issued
   to brokers and finders                                            218,363
   Other estimated transaction costs                                 500,000
                                                                  ----------
      Total purchase price                                        $7,450,363
                                                                  ==========

     The fair values of Provo's assets and liabilities have been estimated, principally based on book values, for the purpose of allocating the purchase price of the acquisition. A summary of assets acquired, liabilities assumed and resulting goodwill is as follows:

FRONTLINE COMMUNICATIONS CORPORATION
Notes to Condensed Consolidated Financial Statements (Unaudited)
June 30, 2003


Fair value of Provo's assets                                  $ 13,315,129
FaiBook values of Provo's liabilities and minority interest    (11,208,507)
Goodwill, costs in excess of net assets acquired                 5,343,741
                                                              ------------
   Total purchase price                                       $  7,450,363
                                                              ============


The foregoing allocation of the purchase price is preliminary. The actual purchase price allocation to reflect the fair values of assets acquired and liabilities assumed will be based upon management's ongoing evaluation. Accordingly, the final allocation of the purchase price may differ significantly from the preliminary allocation.

     The Company has adopted Statement of Financial Accounting Standard No. 142," Goodwill and Other Intangible Assets" ("SFAS NO. 142"). In accordance with the statement, goodwill associated with this transaction will not be amortized, but will be periodically assessed for impairment. Such an assessment will be at least on an annual basis.

     The accompanying pro forma operating statements are presented as if the Provo acquisition occurred on January 1, 2002 (see Note G for noncash compensation charge). The pro forma information is unaudited and is not necessarily indicative of what the actual results of operations of the Company would have been assuming the acquisition had been completed as of January 1, 2002 and neither is it necessarily indicative of the results of operations for future periods.


Six months ended June 30                     2003          2002
------------------------                     ----          ----
Revenues                                 $41,187,403   $53,486,890
Net loss                                    (490,390)   (1,007,427)
Net loss per share- basic and diluted.        ($0.05)       ($0.11)



The weighted average number used to calculate the net loss per share excludes 33,000,000 shares of common stock to be issued upon conversion of 220,000 shares of Series C Preferred issued in connection with the Provo acquisition and 5,325,000shares of common stock to be issued upon conversion of 35,500 shares of Series D Preferred issued to officers, employees, brokers and finders in connection with the Provo acquisition.


NOTE C- LOSS PER SHARE

     The Company follows SFAS No. 128, "Earning per Share", which provides for the calculation of "basic" and "diluted" earning per share ("EPS"). Basic EPS includes no dilution and is computed by dividing income or loss available to common stockholders by the weighted - average number of common shares outstanding for the period. Diluted earnings per share reflect the potential dilution that could occur through the effect of common shares issuable upon exercise of stock options and warrants and convertible securities. Potential common shares have not been included in the computation of diluted loss since the effect would be antidilutive.

     If the shares of common stock to be issued upon conversion of Series C Preferred and Series D Preferred are included in the calculation of the weighted average number of shares, the net loss per common share for the six months ended June 30, 2003 would have been $0.02.

FRONTLINE COMMUNICATIONS CORPORATION
Notes to Condensed Consolidated Financial Statements (unaudited)
June 30, 2003

NOTE D- ADOPTION OF NEW ACCOUNTING LITERATURE

     The Company does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, will have a material effect on the Company's consolidated financial position or results of operations.

NOTE E- STOCK OPTIONS

     Statement of Financial Accounting Standard No. 123 requires the Company to provide pro forma information regarding net loss and net loss per share as if compensation cost for the stock options had been determined in accordance with the fair-value based method prescribed in SFAS No. 123. For the three- and six-periods ended June 30, 2003 and 2002, the pro forma net loss and loss per share calculated under the provisions of SFAS No. 123 would have been the same as the reported numbers.

NOTE F- DEBT

     In April 2003, the Company borrowed $550,000 from an unaffiliated entity (the "Lender") and issued a secured promissory note (the "Note") to the Lender. The Note bears interest at the rate of 14% per annum and is secured by substantially all of the Company's assets. Two officers have pledged shares of the Company's common stock owned by them to the Lender as additional collateral for this loan. The Note was payable on July 2, 2003 and by mutual agreement, the repayment date was extended to August 1, 2003. The Company is currently negotiating with the Lender to extend the repayment date. In connection with the financing, the Company issued 500,000 shares of common stock (fair market value of approximately $ 105,000) to the Lender as additional consideration. In addition, the Company incurred approximately $84,413 in related expenses. The aggregate amount of $189,413 was deferred as financing cost and was amortized over the initial term of the Note.

     In April 2003, the Company paid $200,000 to settle a promissory note, issued as a part of a business acquisition, in the principal amount of $728,600. The balance of the promissory note was settled through issuance of 375,000 shares of the Company's common stock (fair market value of approximately $78,750) to the promissory note holders. Upon settlement, the Company recognized a gain on debt settlement of approximately $449,850 during the three months ended June 30, 2003.

NOTE G- STOCKHOLDERS EQUITY.

     In April 2003, the Company issued 500,000 shares of its common stock in connection with a borrowing and issued 375,000 shares of common stock for a settlement of a debt (see Note F).

     In connection with Provo acquisition, the Company issued 220,000 shares of Series C Preferred to the Sellers and issued 35,500 Series D Preferred, including 27,500 shares to officers and employees and 8,000 shares to brokers and finders. Each share of both the classes of preferred shares automatically convert into 150 shares of the Company's common stock after the

FRONTLINE COMMUNICATIONS CORPORATION
Notes to Condensed Consolidated Financial Statements (unaudited)
June 30, 2003

Company's stockholders approve the conversion. The par value and the liquidation preference of each share of Series C Preferred and Series D Preferred are $.01.

     In the accompanying consolidated financial statements the value of the outstanding Series C Preferred and Series D Preferred issued to brokers and finders is determined based on the Company's common share price on the relevant dates and by applying the ratio in which Series C Preferred and Series D Preferred can be converted into shares of common stock. Accordingly, 220,000 outstanding shares of Series C are valued at $6,732,000 and the 8,000 shares of Series D Preferred are valued at $218,363.

     The fair value of the common shares to be issued upon the conversion of 27,500 shares Series D issued to officers and employees will be determined upon the Company's stockholders approval of the conversion. Accordingly, noncash compensation expense for the fair value of the shares issued will be recorded after the Company's stockholders approval. For pro forma purposes (see Note B), Series D shares are valued in the same manner as Series C and the pro forma adjusted for noncash compensation of $750,622.

NOTE H- OTHER COMMENTS

1. We report our operations in two segments: Internet business in the U.S.A. and sale and distribution of prepaid phone cards in Mexico.

The Company's Internet business provides Internet access, web hosting, website design and related services to residential and business customers.

The Company's Mexican subsidiary, Provo, sells and distributes prepaid phone cards in Mexico for Telmex and Telcel. Telmex is the dominant telecommunications provider in Mexico and Telcel is the dominant provider of cellular airtime in Mexico. Prepaid phone cards are distributed through a vast network of retail outlets, including convenience stores, drug stores, restaurants, lottery stands, newspaper and magazine stands and other general stores.

Segment information for the six months ended June 30 is as follows:

                                                            Six months ended
                                                                June 30,
                                                       ------------------------
                                                          2003           2002
                                                       -----------   ----------
Revenues:
   Internet business                                   $ 2,053,345   $2,639,230
   Sale and distribution of phone cards                 19,584,768
                                                       -----------   ----------
      Consolidated                                     $21,638,113   $2,639,230
                                                       -----------   ----------

FRONTLINE COMMUNICATIONS CORPORATION
Notes to Condensed Consolidated Financial Statements (unaudited)
June 30, 2003

Operating (loss) profit:
   Internet business in U.S.A.                            ($458,753)  ($377,928)
   Sale and distribution of phone cards                       7,199
                                                          ---------   ---------
      Consolidated                                        ($451,554)  ($377,928)
                                                          ---------   ---------

For the six months ended June 30, 2003 the Internet business includes approximately $210,000 of common corporate expenses.

2. The Company has determined that for its subsidiary's operations in Mexico, the Mexican peso is the functional currency. Assets and liabilities denominated in the Mexican peso are translated into U.S. dollars at the rates in effect at the balance sheet date. Revenues and expenses are translated at average rates for the reported period. The net exchange difference resulting from these translations are recorded as a separate component of the stockholders' equity as accumulated other comprehensive income, which is excluded from net income. For the three and six months ended June 30, 2003, the Company recorded a translation gain of $58,848 to its stockholders equity as accumulated other comprehensive income.


3. The Company's Mexican subsidiary subcontracts personnel services from an entity affiliated with one of the directors of the Company. During the three months ended June 30, 2003, the subsidiary paid approximately $637,000 for such services. The Company believes that the terms it obtained from the affiliated entity was no less favorable than what it would have obtained form an unaffiliated party. In addition, during the three months ended June 30, 2003, the Mexican subsidiary sold prepaid cards to entities affiliated with one the directors of the Company in the aggregate amount of approximately $263,000 under normal trade terms.

4. In June 2003, the Company's Mexican subsidiary purchased the minority owners' shares in two of its subsidiaries for a nominal amount.


NOTE J-SUBSEQUENT EVENTS

     In July 2003, the Company entered into a common stock purchase agreement with Fusion Capital Fund II, LLC, whereby, subject to the Company's receipt of necessary approvals and satisfaction of other applicable conditions, Fusion Capital has agreed to purchase up to $13 million of the Company's common stock over a 40-month period. In connection with the agreement the Company issued 500,000 shares of its common stock to Fusion Capital as a commitment fee.

     In July 2003, the Company entered into a consulting agreement for operational services and issued to the consultant 120,000 shares of common stock as a consideration for the services to be rendered by the consultant. The fair value of the shares issued will be charged to operations over the term of the consulting agreement.

     In July 2003, the Company sold to Fusion Capital Fund II, LLC a convertible promissory note ("Note") in the principal amount of $110,000. The Note bears interest at 10% and is payable on December 31, 2005. Fusion Capital has the option to convert the principal amount of the Note

FRONTLINE COMMUNICATIONS CORPORATION
Notes to Condensed Consolidated Financial Statements (unaudited)
June 30, 2003

into shares of the Company's common stock at a conversion price of $.25 per share. In connection with the sale, the Company issued to Fusion Capital warrants to acquire 220,000 shares of its common stock at an exercise price of $0.42.

     In August 2003, the Company sold to an unaffiliated individual 333,333 share of its common stock for $100,000. In addition, the Company issued the individual warrants to acquire 150,000 shares of its common stock at an exercise price of $0.40


     In November 2003, Frontline issued 220,000 shares of Frontline's Series E convertible preferred stock to the former stockholders of Provo in exchange for their shares of Series C convertible preferred stock. The Series E convertible preferred stock is similar to the Series C convertible preferred stock except for the provision in Series E convertible preferred stock that precludes the holders from any conversion into Frontline's common stock that will result in their ownership of greater than 49.5% of Frontline's outstanding common stock.

Report of Independent Auditors

To the Board of Directors and Stockholders of Proyecciones y Ventas Organizadas, S.A. de C.V.
   and Affiliated Companies

We have audited the accompanying combined balance sheets of Proyecciones y Ventas Organizadas, S. A. de C. V. and affiliated companies as of December 31, 2002 and 2001 and the related combined statements of operations, stockholders' equity and comprehensive income and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits. We did not audit the financial statements of one of the Company's unconsolidated subsidiaries, which statements reflect total assets of $1,488,000 as of December 31, 2001, and total revenues of $5,921,000 for the year then ended. Those statements were audited by other auditors whose report has been furnished to us, and our opinion, insofar as it relates to the amounts included for such subsidiary, is based solely on the report of the other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance as to whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, based on our audits and the report of other auditors, the combined statements referred to above present fairly, in all material respects, the combined financial position of Proyecciones y Ventas Organizadas, S. A. de
C. V. and affiliated companies, at December 31, 2002 and 2001, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ BDO International

Mexico City, Mexico

May 30, 2003,
except for note 11,
which is dated June 2, 2003.

                               Proyecciones y Ventas Organizadas, S. A. de C. V.
                                                        and Affiliated Companies

                                        Combined and Consolidated Balance Sheets
--------------------------------------------------------------------------------

                                                                       December 31,            March 31,
                                                                -------------------------   --------------
                                                                                                 2003
                                                                                            (consolidated,
                                                                    2002          2001        unaudited)
----------------------------------------------------------------------------------------------------------
ASSETS
Current assets:
Cash                                                            $   293,594   $   648,334     $   345,137
Accounts receivable:
   Trade, net of allowance for doubtful accounts of $252,470,
      $280,417 and $84,009 (unaudited), respectively              8,170,269    11,093,610       6,821,623
   Related parties (note 7)                                       1,124,340     1,796,557         507,587
   Other                                                            184,242        76,208         176,464
---------------------------------------------------------------------------------------------------------
Total accounts receivable                                         9,478,851    12,966,375       7,505,674
Value-added tax recoverable                                         635,276       429,575         550,464
Inventory                                                         2,273,682     2,642,799       1,720,293
Prepaid expenses                                                    636,398       452,914         487,563
Real estate held for sale (note 2)                                3,724,145            --              --
---------------------------------------------------------------------------------------------------------
Total current assets                                             17,041,946    17,139,997      10,609,131
Investment in unconsolidated subsidiary (note 3)                         --       187,203              --
Property and equipment, net (note 4)                                632,472       632,108         222,962
Investment nonproductive properties (notes 2 and 5)                 422,566       422,566       1,955,012
Deferred income taxes (note 9)                                      260,883       254,507         136,955
Other assets                                                        170,319        28,983         391,069
---------------------------------------------------------------------------------------------------------
                                                                $18,528,186   $18,665,364     $13,315,129
=========================================================================================================

                               Proyecciones y Ventas Organizadas, S. A. de C. V.
                                                        and Affiliated Companies

                                        Combined and Consolidated Balance Sheets

--------------------------------------------------------------------------------

                                                                                       March 31,
                                                                                    --------------
                                                               December 31,              2003
                                                        -------------------------   (consolidated,
                                                            2002          2001        unaudited)
--------------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Current maturities of long-term debt (note 6)        $   562,424   $ 1,093,817     $   631,554
   Payable under supplier credit facility (note 5)        9,678,012    10,805,631       4,311,759
   Related parties (note 7)                               1,114,197       598,083         781,319
   Accounts payable and accrued expenses                    220,219       481,570         322,742
   Income taxes payable                                     165,379       114,330         183,150
   Deferred income taxes (note 9)                           706,261       781,085         556,337
-------------------------------------------------------------------------------------------------
Total current liabilities                                12,446,492    13,874,516       6,786,861
Long-term debt:
   notes payable, less current maturities (note 6)        1,376,970     1,203,198       1,263,107
   Payable under supplier credit facility,
      less current portion (note 5)                       2,171,715     1,487,153       3,050,695
-------------------------------------------------------------------------------------------------
Total liabilities                                        15,995,177    16,564,867      11,100,663
Minority interest                                            92,556       (56,493)        107,844
-------------------------------------------------------------------------------------------------
Commitments and contingencies (note 10 and 11)
Stockholders' equity (note 8)
   Capital stock                                            770,368       770,368         770,368
   Additional paid-in capital                               246,316       246,316         509,446
   Retained earnings                                      1,568,653     1,155,899       1,006,369
   Accumulated other comprehensive loss, net of taxes      (144,884)      (15,593)       (179,561)
-------------------------------------------------------------------------------------------------
Total stockholders' equity                                2,440,453     2,156,990       2,106,622
-------------------------------------------------------------------------------------------------
                                                        $18,528,186   $18,665,364     $13,315,129
=================================================================================================

   The accompanying notes are an integral part of these financial statements.

                               Proyecciones y Ventas Organizadas, S. A. de C. V.
                                                        and Affiliated Companies

                              Combined and Consolidated Statements of Operations
--------------------------------------------------------------------------------

                                                                               Quarter ended March 31
                                                                                    (unaudited)
                                                 Years ended December 31,    --------------------------
                                               ---------------------------       2003           2002
                                                   2002           2001       consolidated     combined
-------------------------------------------------------------------------------------------------------
Revenue                                        $101,550,659   $119,766,884   $19,549,290    $21,826,788
Cost of revenue                                  96,866,869    115,100,882    18,891,342     20,540,329
-------------------------------------------------------------------------------------------------------
Gross profit                                      4,683,790      4,666,002       657,948      1,286,459
Operating costs and expenses:
   Selling                                          657,993        884,032        95,777        256,225
   General and administrative                     2,930,585      3,268,131       617,623        671,997
   Depreciation and amortization                     86,425         70,410        30,051         16,099
-------------------------------------------------------------------------------------------------------
Total operating costs and expenses                3,675,003      4,222,573       743,451        944,321
-------------------------------------------------------------------------------------------------------
Operating income (loss)                           1,008,787        443,429       (85,503)       342,138
Interest income                                     (97,256)      (244,549)          (59)       (12,223)
Interest expense                                    419,345        448,584        86,865        108,453
Other (income) expenses, net                        (69,881)      (485,605)      (24,451)       (14,466)
Gain on assets transferred in settlement of
   supplier payables (note 5)                            --             --      (245,159)            --
-------------------------------------------------------------------------------------------------------
Income before income tax, equity in the net
   earnings of unconsolidated subsidiary and
   minority interest                                756,579        724,999        97,301        260,374
Income taxes expense (note 9)                       148,395        291,065        34,730         82,700
-------------------------------------------------------------------------------------------------------
Income (loss) before minority interest              608,184        433,934        62,571        177,674
Equity in the net earnings of unconsolidated
   subsidiary                                            --        129,976            --             --
Minority interest                                   149,280        (20,771)       15,278         32,571
-------------------------------------------------------------------------------------------------------
Net income (loss)                              $    458,904   $    584,681   $    47,293    $   145,103
=======================================================================================================

   The accompanying notes are an integral part of these financial statements.

                               Proyecciones y Ventas Organizadas, S. A. de C. V.
                                                        and Affiliated Companies


                    Combined and Consolidated Statements of Stockholders' Equity

--------------------------------------------------------------------------------

                                              Additional                 Cumulative
                                    Common      Paid-in     Retained    Translation
                                     Stock      Capital     Earnings     Adjustment      Total
------------------------------------------------------------------------------------------------
                                     (restated/note 8)
Balance, December 31, 2000         $770,368    $ 29,995    $  663,718    $ (61,873)   $1,402,208
Cash contributions to capital
   stock                                 --     123,821            --           --       123,821
Stock dividend                           --     134,125      (134,125)          --            --
Net income                               --          --       584,681           --       584,681
Translation gain, net of tax             --          --            --       46,280        46,280
------------------------------------------------------------------------------------------------
Balance, December 31, 2001          770,368     287,941     1,114,274      (15,593)    2,156,990
Non-cash distribution to the
   majority stockholder (note 3)         --          --       (46,150)          --       (46,150)
Net income                               --          --       458,904           --       458,904
Translation loss, net of tax             --          --            --     (129,291)     (129,291)
------------------------------------------------------------------------------------------------
Balance, December 31, 2002          770,368     287,941     1,527,028     (144,884)    2,440,453
Non-cash distribution to the
   majority stockholder for the
   purchase of affiliated
   companies (note 8)                    --          --      (609,577)          --      (609,577)
Additional paid-in capital
   (note 7)                              --     168,461            --           --       168,461
Non-cash contribution by majority
   stockholder in forgiveness of
   payables (note 7)                     --      94,669            --           --        94,669
Net income                               --          --        47,293           --        47,293
Translation loss, net of tax             --          --            --      (34,677)      (34,677)
------------------------------------------------------------------------------------------------
Balance, March 31, 2003
   (consolidated, unaudited)       $770,368    $551,071       964,744    $(179,561)   $2,106,622
================================================================================================

                    Combined and Consolidated Statements of Comprehensive Income

                                                                      Quarters ended March 31
                                                                            (unaudited)
                                           Years ended December 31,   -----------------------
                                           ------------------------       2003         2003
                                                2002       2001       consolidated   combined
                                             ---------   --------     ------------   --------
Net income                                   $ 458,904   $584,681       $ 47,293     $145,103
Comprehensive income (loss):
   Translation gain (loss), net of taxes      (129,291)    46,280        (34,677)     (40,291)

---------------------------------------------------------------------------------------------
Total comprehensive income                   $ 329,613   $630,961       $ 12,616     $104,812
=============================================================================================

   The accompanying notes are an integral part of these financial statements.

                               Proyecciones y Ventas Organizadas, S. A. de C. V.
                                                        and Affiliated Companies

                               Combined and Consolidated Statements of Cash flow
--------------------------------------------------------------------------------

                           Increase (Decrease) in Cash

                                                                              Quarter ended March 31,
                                                 Years Ended December 31,           (unaudited)
------------------------------------------------------------------------------------------------------
                                                                                2003           2002
                                                    2002         2001       consolidated     combined
------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
   Net income                                   $   458,904   $   584,681    $  47,293     $   145,103
      Adjustments to reconcile net income to
         cash provided by (used in) operating
         activities:
         Minority interest                          149,280       (20,771)      15,288          32,571
         Equity in the net earnings of
            unconsolidated subsidiary                    --      (129,976)          --              --
         Depreciation and amortization               86,425        70,410       30,051          16,098
         Bad debt expense                            16,388        72,618           --          16,357
         Deferred income taxes                      (81,200)       50,196      (25,996)         82,700
Changes in operating assets and liabilities:
   Accounts receivable                            2,083,717    (2,033,552)     460,684       1,047,598
   Value-added tax recoverable                     (205,701)     (144,308)      84,812        (140,688)
   Inventory                                        369,117       492,852      553,389      (1,072,580)
   Prepaid expenses                                (183,487)      (27,945)     148,835         341,980
   Accounts payable and accrued expenses         (1,894,746)      577,555     (596,755)     (1,513,757)
   Income taxes payable                              51,049        47,660       17,771          (6,947)
------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating
   activities                                       849,746      (460,580)     735,372      (1,051,565)
------------------------------------------------------------------------------------------------------
Cash Flows From Investing Activities:
   Acquisition of property and equipment            (86,674)      (29,698)          --         (11,576)
   Other assets                                    (141,334)          103     (226,805)        (80,817)
------------------------------------------------------------------------------------------------------
Net cash used in investing activities              (228,008)      (29,595)    (226,805)        (92,393)
------------------------------------------------------------------------------------------------------
Cash Flows From Financing Activities:
   Proceeds from note payable, net                       --       682,374           --              --
   Capital contribution                                  --       123,821           --              --
   Net cash distribution to the majority
      stockholder                                   (46,382)           --           --              --
   Payments of long-term debt                      (357,748)           --      (44,733)         30,035
   Supplier credit facility                        (443,057)     (114,229)    (377,614)        999,910
------------------------------------------------------------------------------------------------------

                               Proyecciones y Ventas Organizadas, S. A. de C. V.
                                                        and Affiliated Companies

                               Combined and Consolidated Statements of Cash flow
--------------------------------------------------------------------------------

                           Increase (Decrease) in Cash

                                                                              Quarter ended March 31,
                                                 Years Ended December 31,           (unaudited)
------------------------------------------------------------------------------------------------------
                                                                                2003           2002
                                                    2002         2001       consolidated     combined
------------------------------------------------------------------------------------------------------
Net cash (used in) provided by
   financing activities                            (847,187)      691,966     (422,347)      1,029,945
Effects of changes in foreign
   currency exchange rate changes on cash          (129,291)       46,510      (34,677)        (40,291)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                    (354,740)      248,301       51,543        (154,304)
Cash, beginning of year                             648,334       400,033      293,594         648,334
------------------------------------------------------------------------------------------------------
Cash, end of year                                $  293,594      $648,334   $  345,137      $  494,030
------------------------------------------------------------------------------------------------------
Supplemental cash flow data:
   Interest paid                                 $  301,194      $361,087   $   86,806      $       --
   Income tax paid                                   29,692       246,101           --              --
------------------------------------------------------------------------------------------------------
Supplemental disclosures of non-cash investing
   activities -
Assignment of receivable collection rights to
   related party                                 $1,915,300      $     --   $       --      $       --
Acquisition of properties in settlement of
   trade accounts receivable                      3,724,145            --    1,532,446              --
note issued in partial consideration of
   acquisition of real state                             --            --      159,000              --
Assets transferred in settlement of
   supplier payables                                     --            --    4,332,688              --
Acquisition of subsidiaries for payable
   to stockholder                                        --            --      584,048              --
Non-cash contribution by majority stockholder
    in forgiveness of payables (note 7)                  --        94,669           --              --
======================================================================================================

   The accompanying notes are an integral part of these financial statements.

                               Proyecciones y Ventas Organizadas, S. A. de C. V.
                                                        and Affiliated Companies

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

1.   Summary of Significant      Nature of Operations & Basis of Presentation
     Accounting Policies
                                 Proyecciones y Ventas Organizadas, S.A. de C.V.
                                 (collectively with its affiliated companies, the "Company" or "Provo") is engaged in the distribution of prepaid public telephone cards in Mexico ("LADATEL", "TELCEL Amigo" and
                                 "Multifon") for Telefonos de Mexico, S.A.
                                 ("TELMEX") and Radiomovil Dipsa, S.A. de C.V.
                                 ("TELCEL"), telephone communications companies operating in Mexico. The combined financial statements include the accounts of the following Mexican companies under common control:

                                 Proyecciones y Ventas Organizadas, S.A. de
                                    C.V., ("Provo")
                                 Proyecciones y Ventas Organizadas del DF, S.A.
                                    de C.V., ("proved")
                                 Proyecciones y Ventas Organizadas de Occidente,
                                    S.A. de C.V., ("provoke")
                                 FS Provo, S.A.  de C.V., ("FSProvo")
                                 PTL Administradora, S.A. de C.V., ("PTLA")
                                 TILGO, S.A. de C.V., ("TILGO")
                                 Comercializadora TARNOR, S.A. de C.V.
                                    ("TARNOR")

                                 The combined financial statements of these commonly and majority-owned entities were prepared on this basis to reflect their combined financial position and results of operations as an integrated in a group, since each entity is engaged in the distribution of prepaid public telephone cards in different regions of Mexico.

                                 Intercompany balances and transactions have been eliminated in the combination.

                                 In March 2003, the common controlling
                                 stockholders sold their shares in ProvoDF, ProvoC, FSProvo, PTLA, TILGO and TARNOR to Provo, formally integrating all operations into a single entity (See note 8). Accordingly, the accompanying financial statements as of March 31, 2003, have been consolidated to include the accounts of Provo and its subsidiaries. Intercompany balances and transactions have been eliminated in the consolidation.

                                 Management's estimates and assumptions

                                 The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The actual results could differ from those estimates.

                                 Allowance for Doubtful Accounts

                               Proyecciones y Ventas Organizadas, S. A. de C. V.
                                                        and Affiliated Companies

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

                                 The Company records an allowance for doubtful accounts based on specifically identified amounts that it believes to be uncollectible. If actual collections experience changes, revisions to the allowance may be required.

                                 The Company has a limited number of customers with individually large amounts due at any given balance sheet date. Any unanticipated change in one of those customer's credit could have a material effect on the Company's results of operations in the period in which such changes or events occur. After all attempts to collect a receivable have failed, the receivable is written off against the allowance.

                                 Provo occasionally settles receivables for consideration other than cash. When receivables are not settled in cash, the Company records the assets received at their fair value on the settlement date and relieves the carrying value of the related receivable. A gain or loss is recognized for the difference between fair value of the consideration and the carrying amount of the receivable.

                                 Inventory

                                 Inventory consists of prepaid phone cards purchased for resale. Inventory is valued at the lower of cost ("first-in, first-out") or market.

                                 Real estate held for sale and Investment
                                 Nonproductive Properties

                                 These real estate properties represent
                                 non-operating assets, purchased or acquired in settlement of trade accounts receivable, and are valued at the lower of cost or market (See note 2).

                                 Property and equipment

                                 Property and equipment is stated at cost.
                                 Depreciation is computed over the estimated useful lives of the assets by the straight-line method. The Company records impairments to property and equipment when it becomes probable that the carrying values of the assets will not be fully recovered over their estimated lives. Impairments are recorded to reduce the carrying value of the assets to their estimated fair values determined by the Company based on facts and circumstances in existence at the time of the determination, estimates of probable future economic conditions and other information. No impairment adjustments were required for the two years ended December 31, 2002.

                                 Foreign currency translation

                               Proyecciones y Ventas Organizadas, S. A. de C. V.
                                                        and Affiliated Companies

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

                                 The Company has determined that the Mexican
                                 Peso is the functional currency. Assets and liabilities denominated in the Mexican Peso are translated into US. Dollars at the rates in effect at the balance sheet date. Revenues and expenses are translated at average rates for the year. The net exchange differences resulting from these translations are recorded as a separate component of stockholders' equity accumulated other comprehensive income, which is excluded from net income.

                                 Fair Market Value of Financial Instruments

                                 The Company's financial instruments consist of accounts receivable, notes payable and long-term debt. The carrying value of accounts receivable approximates market value because of their short-term maturity and because the carrying value reflects a reasonable estimate of losses for uncollectible accounts. The carrying value of notes payable and long-term debt approximates market value as the interest rates on substantially all of the Company's borrowings are adjusted regularly to reflect current market rates.

                                 Revenue recognition

                                 Revenues from the sale of prepaid phone cards are recorded when the phone cards are delivered to the purchaser.

                                 Income taxes

                                 Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is provided for deferred tax assets to the extent realization is not judged to be more likely than not.

                                 New accounting pronouncements

                               Proyecciones y Ventas Organizadas, S. A. de C. V.
                                                        and Affiliated Companies

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

                                 In August 2001, the Financial Accounting
                                 Standards Board (FASB) issued Statement of
                                 Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment of Long-Lived Assets." This statement superceded SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," and the accounting and reporting provisions of Accounting Principles Board Opinion No. 30, "Reporting the Results of Operations - Reporting the Effects of Disposal of a Segment of a Business, and Extraordinary, Unusual and Infrequently Occurring Events and Transactions", ("APB No. 30") for the disposal of a segment of a business. The Statement was required to be adopted by the Company during 2002. The adoption of SFAS No. 144 did not have a material effect on the Company's financial statements.

                                 In April 2002, the FASB issued Statement of
                                 Financial Accounting Standards No. 145,
                                 "Rescission of FASB Statements No. 4, 44 and
                                 64, Amendment of FASB Statement No. 13, and
                                 Technical Corrections" ("SFAS 145"). SFAS 145 prohibits the classification of gains or losses from debt extinguishment as extraordinary items unless the criteria outlined in APB No. 30, are met. SFAS 145 also eliminates an inconsistency between the required accounting for sale-leaseback transactions and the required accounting for certain lease modifications that have economic effects that are similar to sale-leaseback transactions. SFAS 145 is effective for fiscal years beginning after May 15, 2002, with early adoption encouraged. The Company adopted the provisions of SFAS 145 effective January 1, 2003 and this pronouncement did not have a material effect on its financial position or results of operations.

                                 In June 2002, the FASB issued SFAS No. 146,
                                 "Accounting for Costs Associated with Exit or Disposal Activities". SFAS No. 146 replaces Emerging Issues Task Force (EITF) Issue 94-3, "Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity". This standard requires recognition of costs associated with exit or disposal activities as they are incurred, rather than at the date of commitment to an exit or disposal plan. This statement is effective for exit or disposal activities that are initiated after December 31, 2002. The Company's management believes that the adoption of this standard will not have a material effect on the Company's financial statements.

                               Proyecciones y Ventas Organizadas, S. A. de C. V.
                                                        and Affiliated Companies

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

                                 In November 2002, the FASB issued FIN No. 45
                                 "Guarantor's Accounting and Disclosure
                                 Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others". The interpretation requires that a guarantor recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken by issuing the guarantee. FIN No. 45 also requires additional disclosures to be made by a guarantor in its interim and annual financial statements about its obligations under certain guarantees it has issued. The accounting requirements for the initial recognition of guarantees are applicable on a prospective basis for guarantees issued or modified after December 31, 2002. The disclosure requirements are effective for all guarantees outstanding, regardless of when they were issued or modified, during the first quarter of fiscal 2003. The adoption of FIN No. 45 did not have a material effect of the accompanying financial statements.

                               Proyecciones y Ventas Organizadas, S. A. de C. V.
                                                        and Affiliated Companies

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

                                 In January 2003, the FASB issued Interpretation No. 46, "Consolidation of Variable Interest Entities, an interpretation of ARB No. 51". This Interpretation addresses the consolidation by business enterprises of variable interest entities as defined in the Interpretation. The Interpretation applies immediately to variable interests in variable interest entities created after January 31, 2003, and to variable interests in variable interest entities obtained after January 31, 2003. The adoption of this Interpretation did not have a material effect on the Company's financial statements.

                                 Interim Financial Statements -

                                 The accompanying unaudited consolidated
                                 condensed financial statements as of March 31, 2003 and for the three months ended March 31, 2002 and 2003, were prepared in accordance with accounting principles generally accepted in the United States of America and all applicable financial statement rules and regulations of the Securities and Exchange Commission pertaining to interim financial information. The interim financial statements do not include all information or footnote disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. All adjustments which are, in the opinion of management, of a normal recurring nature and are necessary for a fair presentation of the interim financial statements have been included. The results of operations for the three months ended March 31, 2003 are not necessarily indicative of the results to be expected for the full year.

2.   Real Estate Held for        The Company has purchased or obtained real
     Sale and Investment         estate properties as part of settlements
     Nonproductive Properties    reached with some of its customers. These
                                 properties have been classified as
                                 short-term or long-term assets, depending on the Company's plans for their sale or disposition. As of December 31, 2002 and 2001 and March 31, 2003, these investments are as follows:

                                                                    December 31,       March 31,
                                 ----------------------------------------------------------------
                                                                 2002        2001         2003
                                 ----------------------------------------------------------------
                                 Real Estate Held for Sale                            (unaudited)
                                    Los Cabos Properties      $  728,521   $     --    $       --
                                    La Providencia Ranch       2,995,624         --            --
                                 ----------------------------------------------------------------
                                 Total                         3,724,145         --            --
                                 ----------------------------------------------------------------
                                 Investment Nonproductive
                                 Properties
                                    San Gabriel Ranch            422,566    422,566       422,566
                                    Undeveloped property in
                                       Ocampo County in
                                       Tamaulipas                     --         --     1,532,446
                                 ----------------------------------------------------------------
                                 Total                        $  422,566   $422,566    $1,955,012
                                 ----------------------------------------------------------------

                               Proyecciones y Ventas Organizadas, S. A. de C. V.
                                                        and Affiliated Companies

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

                                 A description of each real estate transaction is as follows:

                                 o    On September 28, 2000, the Company
                                      purchased from a non-related party the San
                                      Gabriel undeveloped property located in
                                      Ciudad del Maiz county State of San Luis
                                      Potosi, Mexico, for $422,566 (4,000,000
                                      Mexican Pesos).

                                 o On April 24, 2002, the Company reached an agreement of receipt for partial payment with a customer in which Provo received three condominiums, a residence and 12 land lots located in a tourist development section in Los Cabos, State of Baja
                                      California Sur, Mexico, in settlement of $728,521 (8,700,000 Mexican Pesos) of the total indebtedness 12,980,000 Mexican
                                      Pesos. The Customer is continuing to pay the balance of the amount owed.

                                 o On December 12, 2002, the Company reached a settlement for payment in full with another customer in which, Provo received real estate property, "Rancho la Providencia" located in Coatepec, State of Mexico, Mexico, as payment of the customer's indebtedness of $176,689 (1,793,177 Mexican Pesos) to Provo and $1,125,583 (11,423,321 Mexican Pesos) to
                                      Provo DF.

                                      This agreement also involved the
                                      settlement with the customer of other
                                      indebtedness to Mr. Ventura Martinez del
                                      Rio, Provo's majority stockholder for
                                      $1,103,578 (11,200,000 Mexican Pesos), and
                                      amounts owed to various other companies
                                      owned by Mr. Martinez del Rio, not part of the combining companies totaling $589,774 (5,985,607 Mexican pesos. (See note 7).

                                      The total amount of the transaction with the customer was $2,995,624 (30,402,000
                                      Mexican Pesos).

                                 o As mentioned in note 7, on March 10, 2003, the Company acquired an undeveloped property located in Ocampo County in Tamaulipas State in Mexico, from Inmobiliaria Nextar, S.A. de C.V. (related party). This property is currently securing a line of credit with Telmex for $3,680,000 (38,500,000 Mexican Pesos).

                                 o    Other assets include real estate
                                      properties with a carrying value of
                                      $422,566. These properties are pledged as collateral under the Company's supplier line of credit. The properties are not used in the Company's normal operations.

                               Proyecciones y Ventas Organizadas, S. A. de C. V.
                                                        and Affiliated Companies

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

3.   Equity in Earnings of       During the year ended December 31, 2001, until
     Unconsolidated              divestiture in January 2002, the Company owned
     Subsidiary                  a 50% interest in Provoloto, S.A. de C.V., a
                                 lottery company controlled by Provo's majority stockholder. The investment was accounted for on the equity method of accounting as Provo's majority stockholder, not Provo, exercised control over the operations of Provoloto.
                                 During 2001, the Company recorded $129,976 equity in the earnings of Provoloto, representing its percentage interest in the Provoloto's total earnings. As of December 31,
                                 2001, the Company's investment in Provoloto was $187,203, representing its initial investment plus its share of cumulative Provoloto earnings.

                                 In January 2002, the Company's investment in
                                 Provoloto was transferred to its majority stockholder for cash consideration of $141,053. In connection with this transfer, the difference between the Company's investment and cash consideration received was treated as a distribution to the majority stockholder of $46,150. Subsequent to the divestiture of Provoloto, the Company has no ongoing involvement with Provoloto, its lottery operations or commitments for its future obligations.

                                 The financial statements of Provoloto, from which the above amounts were derived, were audited by other auditors whose report has been furnished to us. Our opinion, insofar as it relates to the amounts included for Provoloto, is based solely on the report of the other auditors.

4.   Property and Equipment      Major classes of property and equipment at
                                 December 31, 2002 and 2001 and March 31, 2003, together with their estimated useful lives, consisted of the following:

                                                                    December 31,        March 31,
                                 ----------------------------------------------------------------   Useful
                                                                                         2003        Life
                                                                 2002         2001    (unaudited)   (Years)
                                 --------------------------------------------------------------------------
                                 Land (note 5)                $ 151,320   $ 151,320    $      --      --
                                 Building (note 5)              306,102     296,881           --      20
                                 Office furniture and
                                    equipment                   168,538     166,617      168,928      10
                                 Transportation equipment       135,016      66,385      134,322       4
                                 Computer equipment             103,158      96,258      106,064       3
                                 ----------------------------------------------------------------
                                                                864,134     777,461      409,314
                                 Less accumulated
                                    depreciation               (231,662)   (145,353)    (186,352)
                                 ----------------------------------------------------------------
                                 Net property and equipment   $ 632,472   $ 632,108    $ 222,962
                                 ================================================================

                                 On March 10, 2003, as part of the settlement agreement with Telmex (See note 5), the Company transferred its ownership in its corporate headquarters in Mexico City to Telmex for $667,445 liquidation of amounts owed to Telmex.

                               Proyecciones y Ventas Organizadas, S. A. de C. V.
                                                        and Affiliated Companies

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

5.   Payable Under Supplier      Provo has relied on Telmex to finance its
     Credit Facility             inventory purchases, with a line of credit of
                                 approximately $12,315,000 (127,000,000 Mexican
                                 Pesos). Various non-operating properties owned by Provo, properties owned by the majority stockholder's family and properties of related parties, have been pledged to guarantee Provo's credit line with Telmex. As of December 31, 2002 and 2001 and at March 31, 2003, the outstanding balance with Telmex is as follows:

                                                               December 31,          March 31,
                                 --------------------------------------------------------------
                                                                                       2003
                                                            2002          2001      (Unaudited)
                                 --------------------------------------------------------------
                                 Accounts payable       $ 4,061,857   $10,062,054   $        --
                                 Short-term financing     3,878,788            --     3,937,268
                                 Long-term financing      3,909,082     2,230,730     3,425,186
                                 --------------------------------------------------------------
                                                         11,849,727    12,292,784     7,362,454
                                 Less long-term
                                    maturities           (2,171,715)   (1,487,153)   (3,050,695)
                                 --------------------------------------------------------------
                                 Total short-term       $ 9,678,012   $10,805,631   $ 4,311,759
                                 ==============================================================

                                 On December 7, 2001, Provo reached an agreement with Telmex, to restructure $2,756,921 (25,204,600 Mexican Pesos) of its total indebtedness. This agreement included the following terms:

                                 1.   Telmex agreed to pay Provo a fee of
                                      $526,191 (4,810,600 Mexican Pesos) in
                                      consideration for Provo's assignment of
                                      the distribution rights to certain of its distributors directly to Telmex, subject to compliance with the payment terms referred to in this agreement, as described below. This fee was used to offset against the payable to Telmex.

                                 2.   The financing of $2,230,730 (20,394,000
                                      Mexican Pesos) is payable in 36 equal
                                      monthly payments, commencing January 7,
                                      2002, with a final due date on December 7, 2004.

                                 3.   The above mentioned financing bears
                                      interest at an annual variable rate under the Mexican Interbank Equilibrium Rate ("TIIE") times 1.3 on the outstanding balance, payable monthly.

                                 4. This financing is collateralized with the San Gabriel Ranch property described in note 2.

                                 5.   Should Provo default on payment, the
                                      outstanding balance would bear default
                                      interest at TIIE times 2.5. In the event of default by Provo, Telmex also has the right to accelerate full payment of the outstanding balance.

                               Proyecciones y Ventas Organizadas, S. A. de C. V.
                                                        and Affiliated Companies

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

                                 On March 10, 2003, Provo entered into a new settlement agreement with Telmex, to liquidate its payable to Telmex, the terms of which are described below:

                                 (1) Transfer of Provo's corporate headquarters in Mexico City where its operating offices are located, for $642,290 (6,915,600
                                      Mexican Pesos) consideration applied
                                      against the amounts due Telmex.

                                 (2) Provo relinquished its rights to Telmex of certain of its non-revenue generating real estate properties, "La Providencia Ranch", described in note 2, in exchange for a portion of the balance due to Telmex at December 31, 2002 in the amount of $2,857,146 (30,763,182 Mexican Pesos) and
                                      "Los Cabos" properties in the amount of
                                      $833,253 (8,971,722 Mexican Pesos).

                                      The above mentioned transactions generated a gain of $245,159 such assets transferred in settlement of supplier payables, which was recorded in the companies results from operations for the quarter ended March 31, 2003.

                                 (3)  The remaining balance of $7,787,870
                                      (80,312,406 Mexican Pesos) was
                                      restructured as follows:

                                      a.   $3,878,788 (40,000,000 Mexican
                                           Pesos), due and payable on or before
                                           November 10, 2003; bearing interest
                                           at TIIE times 1.3.

                                      b.   $3,909,082 (40,312,406 Mexican
                                           Pesos), is payable in 54 equal
                                           monthly payments, due and payable by
                                           Provo to Telmex commencing on July
                                           10, 2003 with a final due date on
                                           January 10, 2008, bearing interest at
                                           TIIE times 1.3.

                                 (4)  Should Provo default on payment, the
                                      outstanding balance would bear default
                                      interest at TIIE multiplied by 1.8. In the case of default by Provo, Telmex may demand acceleration of the outstanding balance.

                                 At December 31, 2002, the applicable TIIE interest rate, payable by Provo, was 11.09% per annum.

                               Proyecciones y Ventas Organizadas, S. A. de C. V.
                                                        and Affiliated Companies

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

6.   Notes Payable               Notes payable consisted of the following at
                                 December 31 2002 and 2001 and at
                                 March 31, 2003:

                                                                     December 31,         March 31,
                                 ------------------------------------------------------------------
                                                                                            2003
                                                                  2002         2001      (unaudited)
                                 ------------------------------------------------------------------
                                 Provo
                                    BBVA Bancomer, S.A. (1)   $  387,879   $   437,527   $  557,253
                                    BBVA Bancomer, S.A. (2)      581,818       656,290      501,528
                                    BBVA Bancomer, S.A. (3)      581,818       656,290      371,502
                                 ProvoDF
                                    SCOTIABANK Inverlat,
                                       S.A. (4)                  387,879       546,908      464,378
                                 ------------------------------------------------------------------
                                 Total notes payable           1,939,394     2,297,015    1,894,661
                                 Less short-term                (562,424)   (1,093,817)    (631,554)
                                 ==================================================================
                                 Long-term bank loans         $1,376,970   $ 1,203,198   $1,263,107
                                 ==================================================================

                                 (1) An available revolving line of credit of $387,879 (4,000,000 Mexican Pesos) from
                                      BBVA Bancomer, S.A. secured by real estate of the majority stockholder's family. The interest rate on this line of credit is TIIE plus 4% (12.53% at December 31,
                                      2002). The line of credit is available
                                      through September 2005 with proceeds due and payable 90 days after the funds are received.

                                 (2) An available revolving line of credit of $581,818 (6,000,000 Mexican Pesos) from
                                      BBVA Bancomer, S.A. secured by real estate of the majority stockholder's family. The interest rate on this line of credit is TIIE plus 6% (14.53% at December 31,
                                      2002). The proceeds are due and payable 60 days after the funds are received.

                                 (3)  A loan from BBVA Bancomer, S.A. for
                                      $581,818 (6,000,000 Mexican Pesos) secured by real estate of the majority stockholder's family. This loan is payable in 36 monthly installments, bearing interest at TIIE plus 4% (12.53% at December 31, 2002). The last payment is due on September 24, 2005.

                                 (4) An available revolving line of credit of $387,879 (4,000,000 Mexican Pesos) from
                                      Scotiabank Inverlat, S.A., secured by real estate of the majority stockholder's family. The interest rate on this line is TIIE plus 3.5% (12.03% at December 31,
                                      2002). The proceeds are due and payable 60 days after the funds are received.

7.   Transactions with           Balances with related parties are as follows:
     Related Parties

                               Proyecciones y Ventas Organizadas, S. A. de C. V.
                                                        and Affiliated Companies

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                              December 31,          March 31,
                                 ----------------------------------------------------------------------------
                                                                                                      2003
                                                                           2002         2001      (unaudited)
                                 ----------------------------------------------------------------------------
                                    Accounts receivable:
                                    Desarrollo Arboledas               $        --    $  891,022    $      --
                                    Comercializadora VGI, S.A.
                                       de C.V.                             584,048       693,578           --
                                    SAPROV, S.C.                           235,252       106,952      211,749
                                    Mr. Ventura Martinez del Rio Sr.
                                       - Majority stockholder                   --        98,443           --
                                    Other minority stockholders             92,444         6,562       98,093
                                    Tarpa, S.A. de C.V.                    212,596            --      197,745
                                 ----------------------------------------------------------------------------
                                 Total related party receivables       $ 1,124,340    $1,796,557    $ 507,587
                                 ============================================================================
                                 Accounts payable:
                                    Mr. Ventura Martinez del Rio Sr.
                                        - Majority stockholder         $  (124,858)   $       --    $      --
                                    Provoloto                             (403,879)      (88,490)    (246,687
                                    PRODIES                               (585,460)     (481,660)    (534,632
                                    Tarpa, S.A. de C.V.                         --       (27,933)          --
                                 ----------------------------------------------------------------------------
                                 Total related party payables          $(1,114,197)   $ (598,083)   $ 781,319)
                                 ============================================================================

                                 The Company has entered into certain
                                 transactions with related parties as follows:

                                                                              December 31            March 31
                                 -----------------------------------------------------------------------------
                                                                                                       2003
                                                                           2002          2001      (unaudited)
                                 -----------------------------------------------------------------------------
                                 Purchases of properties and           $(2,774,199)  $        --   $(1,532,446)
                                    receivables
                                 Acquisition of subsidiaries
                                    from majority stockholder                   --            --      (609,577)
                                 Non-cash contribution by
                                    majority stockholder in
                                    forgiveness of payables                     --            --        94,669
                                 Sales of properties and
                                    receivables                            194,416            --            --
                                 Personnel services                     (1,599,702)   (1,745,748)     (211,749)
                                 Loans received                           (984,748)     (306,462)     (888,885)
                                 Sales of telephone cards                  697,854       604,710       182,050
                                 Interest earned                            49,805        53,745            --
                                 Other                                     (72,984)       74,041        88,862
                                 =============================================================================

                               Proyecciones y Ventas Organizadas, S. A. de C. V.
                                                        and Affiliated Companies

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

                                 Provo, which has no employees, leases employee personnel from a related party company. Such personnel services are provided by SAPROV, S. C., a partnership created by the officers of Provo and of other related parties. For the year ended December 31, 2002 and 2001 and quarter ended March 31, 2003, total personnel services expenses of $1,599,702, $1,745,748 and $211,749 paid to SAPROV are included in general and administrative expenses in the accompanying statement of operations.

                                 In 1999, the Company loaned Desarrollo
                                 Arboledas, a related party $735,146 (7,000,208 Mexican Pesos at the exchange rate prevailing as of December 31, 1999 of 9.52/$1.00). This loan accrued interest at 7% per annum, which was paid monthly. In December 2002, this loan was sold to Mr. Ventura Martinez del Rio, Sr., as a payment to Mr. Martinez del Rio for collection rights from Mr. Jose L. Alfaro Manzano.

                                 In December 2002, the Company received real estate properties, value data approximately $3.0 million, from a customer. The properties were received in settlement of trade payables due to the Company of approximately $0.2 million. The receipt of these properties also settled approximately $2.8 million of indebtedness from the same customer to several affiliates, including the Company's majority stockholder and companies owned by that stockholder, for which the collection rights had been assigned to the Company in September 2002. In connection with the receipt of these properties, the Company transferred collection rights to certain of its receivables, principally related party receivables, to the stockholder totaling approximately $1.9 million and settled existing related party receivables of approximately $0.3 million. As of December 31, 2002, approximately $0.6 million of related party payables resulting from the September 2002 assignment of collection rights remains unsettled and is reflected in the accompanying balance sheet.

                                 The terms of the transactions with affiliates described above are not necessarily indicative of terms that could have been obtained had the transactions been with unrelated parties.

                                 In March 2003, the Company transferred the properties described above, and additional properties owned by the Company valued at $0.9 million, to settle amounts owed by the Company under the Supplier Credit Facility totaling approximately $3.9 million (see note5).

                               Proyecciones y Ventas Organizadas, S. A. de C. V.
                                                        and Affiliated Companies

                                                   Notes to Financial Statements

--------------------------------------------------------------------------------

                                 On March 10, 2003, the Company acquired an undeveloped property from Inmobiliaria Nextar, S.A. de C.V. (a related party "Nextar"). The price for this transaction was approximately $1,592,000 (16,500,000 Mexican Pesos) of which approximately $1,433,000 was paid with the companies aged accounts receivable from third party trade customers and $159,000 is payable in 24 equal monthly installments. Such receivables had an allowance for doubtful accounts of $168,461. When the receivables were sold, such reserve was recognized as additional paid-in capital due to the related party nature of the transaction.

                                 Effective March 31, 2003, the majority
                                 stockholder forgave $94,669 in amounts due from the Company. This amount was recognized as a capital contribution to the Company.

8.   Stockholders' Equity        Capital Stock:

                                 In March 2003, the common controlling
                                 stockholders sold their shares in ProvoDF, ProvoC, FSProvo, PTLA, TILGO and TARNOR to Provo for $609,577, formally integrating all operations into a single entity. Accordingly, the financial statements at March, 31 2003 are presented on a consolidated, rather than a combined, basis and the historical equity balances have been restated as if the integration had occurred as of the earliest date presented. The net effect of the transaction is to reduce the value of capital stock by $287,941 to reflect only the issued and outstanding shares of Provo and to increase paid-in capital by a like amount.

                                 In connection with the integration, the Company recorded a distribution charged against retained earnings for an amount equal to the purchase price of the acquired shares, payable to its common controlling stockholders.

                                 The Companies' common stock is represented by registered shares at December 31, 2002 and 2001 and at March 31, 2003, as follows:

                               Proyecciones y Ventas Organizadas, S. A. de C. V.
                                                        and Affiliated Companies

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                          (Shares as of December 31,)
                                                                    ---------------------------------------
                                                                                                                   Total
                                                                                                                 March 31,
                                                                    Capital stock (1)                              2003
                                                                    -----------------    Total      Total     (consolidated,
                                 December 31,                        Fixed   Variable     2002        2001      unaudited)
                                 --------------------------------   ------   --------   --------   --------   --------------
                                 Capital stock shares:
                                    Provo                           20,000    116,200    136,200    136,200       136,200
                                 -------------------------------------------------------------------------------------------
                                 Par-value                                                  5.66       5.66          5.66
                                 -------------------------------------------------------------------------------------------
                                 Total capital stock                                    $770,368   $770,368       770,368
                                 ===========================================================================================

                                 Shares of subsidiaries:
                                    ProvoDF (30% minority
                                       interest - see note 10)       2,100      5,600      7,700      7,700
                                    FSProvo                          1,000         --      1,000      1,000           --
                                    ProvoC                           1,000         --      1,000      1,000
                                    PTLA                             2,000         --      2,000      2,000
                                    TILGO (5% minority interest
                                       at December 31, 2002 and
                                       2001(2))                        950      8,550      9,500      9,500
                                    TARNOR (34% minority interest
                                       in 2002 and 2001)               660         --        660        660
                                 -------------------------------------------------------------------------------------------

----------
(1) Fixed capital stock represents shares originally authorized in the Company's by-laws and are not changed unless formally amended in the by-laws through stockholders' approval. The variable capital stock requires only stockholder approval for changes in the number of shares authorized.

                                 Retained earnings:

                                 The year's net income is subject to the
                                 statutory requirement which states that 5% of each year's income must be set aside to increase the legal reserve, until such time as the reserve constitutes 20% of the Company's capital stock.

                                 Under Mexico's current Income Tax Law,
                                 dividends paid out of the Net Fiscal Profit account, "CUFIN" - previously taxed earnings are tax-free. If any dividends are paid in excess of the balance of CUFIN, the Company must pay 35% tax multiplied by a factor of
                                 1.5385 (34% in 2003, 33% in 2004 and 32% in
                                 2005 and subsequent years).

                                 In the event of a reduction in capital, the excess of stockholders' equity over the restated contributions will be treated as a taxable dividend, in accordance with Mexico's current Income Tax Law.

9.   Income Taxes                Taxable income differs from accounting income
                                 due to permanent differences, principally on items in the income statement to reflect the effects of inflation, and to timing differences affecting accounting and taxable income in different periods.

                               Proyecciones y Ventas Organizadas, S. A. de C. V.
                                                        and Affiliated Companies

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

                                 In accordance with Mexico's current Income Tax Law, the income tax rate is 35% for years 2001 and 2002, 34% for 2003, 33% for 2004 and 32%
                                 for 2005 and subsequent years.

                                 In accordance with Mexico's Income Tax Law, tax losses are subject to restatement by inflation and may be carried forward against future taxable income over the 10 years following their generation. As of December 31, 2002, the Company's restated cumulative tax loss

----------
(2) In September 2001, the stockholders of the Company resolved that Mr. Ventura Martinez del Rio, Sr., the Company's majority stockholder, to increase his equity in Tilgo from 50% to 95% through an increase in capital stock, which was paid in cash by Mr. Martinez del Rio, Sr.; the minority stockholders did not participate in the capital increase.

                                 Carryforwards were as follows:

                                                          Expiration
                                 Fiscal year    Amount       Year
                                 -----------------------------------
                                 2001          $277,571      2011
                                 2002            77,569      2012
                                 -----------------------------------
                                               $355,140
                                 ===================================

                                 A reconciliation of the statutory rate to the effective income tax rate for the years ending December 31, 2002 and 2001 and for the three months ended March, 31, 2003, 2002 is as follows:

                                                                                 March 31,
                                                                 December 31,   (unaudited)
                                 -----------------------------------------------------------
                                                                 2002   2001    2003    2002
                                 -----------------------------------------------------------
                                 Statutory tax rate               35%    35%      34%    35%
                                 Recognition of the effects of
                                    inflation                      5%    37%     116%    (3%)
                                 Non deductible expenses           2%     2%       2%    --
                                 Utilization of tax loss
                                    carryforwards                (22%)  (34%)   (116%)   --
                                 -----------------------------------------------------------
                                 Effective income tax rate        20%    40%      36%    32%
                                 ===========================================================

                                 The provision for income tax for the years ended December 31, 2002 and 2001 and for the three months ended March, 31, 2003, 2002 is as follows:

                               Proyecciones y Ventas Organizadas, S. A. de C. V.
                                                        and Affiliated Companies

                                                   Notes to Financial Statements
--------------------------------------------------------------------------------

                                                                      March 31,
                                                December 31,         (unaudited)
                                 --------------------------------------------------
                                              2002       2001       2003      2002
                                 --------------------------------------------------
                                 Current    $229,595   $240,869   $ 60,726       --
                                 Deferred    (81,200)    50,196    (25,996)  82,700
                                 --------------------------------------------------
                                 Total      $148,395   $291,065   $ 34,730   82,700
                                 ==================================================

                                 The determination of deferred income taxes was made through the assets and liabilities method, which recognizes the income tax effects of the differences in bases of assets and liabilities between financial accounting and accounting for tax reporting purposes. The tax rates used to compute deferred taxes on those temporary differences are the rates expected to apply when such differences are recovered or settled. The deferred taxes resulting from such timing differences at December 31, 2002 and 2001 and March 31, 2003, 2002 are as follows:

                                                                           December 31,       March 31,
                                 -----------------------------------------------------------------------
                                                                                                2003
                                                                         2002        2001    (unaudited)
                                 -----------------------------------------------------------------------
                                 Deferred income taxes current:
                                    Inventories                       $(825,696)  $(874,772)  $(584,900)
                                    Allowance for bad debts             119,435      93,687      28,563
                                 ----------------------------------------------------------------------
                                       Net deferred income tax
                                          liability current            (706,261)   (781,085)   (556,337)
                                 ----------------------------------------------------------------------
                                 Long-term deferred income tax
                                    liability
                                    Property and equipment              147,240     135,073     136,955
                                    Tax loss carryforwards              113,643     119,434          --
                                 ----------------------------------------------------------------------
                                       Total long-term deferred tax
                                          asset                         260,883     254,507     136,955
                                 ----------------------------------------------------------------------
                                                                      $(445,378)  $(526,578)  $(419,382)
                                 ======================================================================

                                 In accordance with Mexico's Income Tax Law, if, in any given year, the Company is subject to tax on assets in excess of the amount of income tax payable, this excess may be used to offset income taxes payable in excess of tax on assets payable in any of the ten years following such year. As of December 31, 2002, the Company did not have any excess of tax on assets.

10.   Commitments and            The Company maintains Mexican Peso denominated
      Contingencies              operating leases on buildings and
                                 transportation equipment. The Company recorded leasing expenses of $141,038 and $187,001 in 2002 and 2001. The schedule of estimated future minimum lease payments is as follows:

                                                        December 31
                                 ----------------------------------
                                                           2002
                                 ----------------------------------
                                 2003                    $148,090
                                 2004                     154,014
                                 2005                     158,634
                                 2006                     163,393
                                 2007                     168,295
                                 2008 and thereafter           --
                                 --------------------------------
                                                         $792,426
                                 ================================


11.   Subsequent Events          On April 3, 2003, all of the Company's common
                                 stock was acquired by Frontline Communications
                                 Corporation, a U.S. public company, pursuant to the terms of an Amended and Restated Stock
                                 Purchase Agreement (the "Agreement"). Under the
                                 Agreement, in consideration for the Company's shares, Provo's former stockholders received
                                 220,000 shares of Frontline's Series C
                                 Convertible Preferred Stock. The preferred shares are convertible to 33 million shares of Frontline's common stock upon approval of certain actions by Frontline's stockholders.

                                 In the event Frontline does not obtain the required stockholder approvals for conversion of the Preferred C shares prior to July 18, 2003, the consideration paid to Provo's former stockholders will be increased by $20 million, in the form of a promissory note from Frontline.


                                 On June 2, 2003, Provo purchased the minority interest owners' shares of the Comercializadora Tarnor, S.A. de C.V. and of the Proyecciones y Ventas Organizadas del DF, S.A. de C.V. capital stock from the respective minority stockholder. With this purchase, Provo obtained control of 100% of the shares of TARNOR and of ProvoDF.

                                                     Mexico City, July 26, 2002.

To the Board of Directors
PROVOLOTO, S.A. de C.V.

We have audited the accompanying balance sheet of Provoloto, S.A. de C.V. (the "Company") as of December 31, 2001 and the related statements of operations, stockholders' equity, and cash flows for the last year in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The financial statements by the exercise ended December 31, 2000, were audited by another Public Accountant; therefore we do not express an opinion related to that financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Provoloto, S.A. de C.V. as of December 31, 2001, and the results of their operations and their cash flows the last year in the period ended, in conformity with accounting principles generally accepted in the United States of America.



                                                 Despacho Miguel de Olmo SC


                                                 /s/ Miguel del Olmo Mosqueira
                                                 -------------------------------
                                                 C.P.C.Miguel del Olmo Mosqueira

                                                                         Auditor

                      Frontline Communications Corporation

                                       and


                 Proyecciones y Ventas Organizadas, S.A. de C.V.


               Unaudited Pro Forma Combined Financial Information

     On April 3, 2003 Frontline completed the acquisition of all of the issued and outstanding stock of Proyecciones y Ventas Organizadas, S.A. de C.V., a corporation organized under the laws of the Republic of Mexico ("Provo"). The acquisition was consummated pursuant to the terms and provisions of an Amended and Restated Stock Purchase Agreement dated April 3, 2003 between Frontline, Provo and the former stockholders of Provo.

     As a consideration for the stock in Provo, Frontline issued to the former stockholders of Provo a total of 220,000 shares of Frontline's Series C convertible preferred stock. Each share of Series C convertible preferred stock automatically converts to 150 shares of common stock of Frontline upon receipt of the approval of Frontline's stockholders of (i) the issuance of shares of common stock upon the conversion of the Series C preferred; (ii) an increase in Frontline's authorized common stock to 75 million; and (iii) a 1 for 1.5 share reverse split of Frontline's common stock. Upon its stockholders approval, Frontline will issue 33 million shares of common stock (before giving effect to the proposed reverse split) to the former stockholders of Provo and a change of control of Frontline will occur. Upon conversion of the Series C convertible preferred stock, the former stockholders of Provo will own approximately 62.9% of the common stock of Frontline. In the event Frontline stockholders do not approve the conversion of Series C convertible preferred into Frontline's common stock, Frontline will be obligated to pay a promissory note in the principal amount of $20,000,000 to the Series C convertible preferred Stockholders.


     In November 2003, Frontline issued 220,000 shares of Frontline's Series E convertible preferred stock to the former stockholders of Provo in exchange for their shares of Series C convertible preferred stock. The Series E convertible preferred stock is similar to the Series C convertible preferred stock except for the provision in Series E convertible preferred stock that precludes the holders from any conversion into Frontline's common stock that will result in their ownership of greater than 49.5% of Frontline's outstanding common stock.


     In connection with the acquisition, Frontline issued to 18 individuals an aggregate of 35,500 shares of Series D convertible preferred stock , including 27,500 shares to officers and employees and 8,000 shares to brokers and finders. Each share of Series D convertible preferred is convertible into 150 shares of common stock upon receipt of Frontline's stockholder approvals.

     Frontline is requesting the holders of its Series B convertible redeemable preferred stock to convert their shares into shares of Frontline common stock; currently the preferred stock can be converted into common stock at the rate of
3.4 shares of common stock for each share of preferred stock. In connection with the conversion, Frontline has offered to pay the holders of the preferred stock accrued and unpaid dividends on the preferred stock in shares of its common stock. Including accrued dividends and deemed dividends (see note 3), the proposed conversion ratio is 6 shares of common for each share of preferred stock.

     The following unaudited pro forma combined condensed financial information sets forth certain historical financial information of Frontline and Provo on an unaudited pro forma basis after giving effect to the acquisition treating Frontline as the acquirer for accounting purposes. The purchase price for the acquisition was established using Frontline's common stock value at the time the acquisition was signed and announced and by applying the conversion ratio of the Series C convertible preferred stock issued to the former stockholders of Provo. The acquisition was accounted for using the purchase method of accounting, and accordingly, the purchase price was allocated to tangible and intangible assets of Provo acquired, and the liabilities of Provo assumed, on the basis of their fair market values as of the acquisition date.

     A consolidated balance sheet subsequent to the closing date was included in Frontline's unaudited interim financial statements as of June 30, 2003, as filed on Form 10-QSB on August 19, 2003. The accompanying pro forma balance sheet gives effect to Frontline's stockholders approval of conversion of preferred stock into common stock and the 1 for 1.5 share reverse split of Frontline's common stock as if such approval occurred on June 30, 2003.


     For purposes of pro forma information, the Frontline and the Provo statements of operations for the year ended December 31, 2002 and the six months ended June 30, 2003 have been combined as if the acquisition and Frontline's stockholders approval of the conversion of preferred stock into common stock and the 1 for 1.5 share reverse split of Frontline's common stock occurred on January 1, 2002.


     The unaudited pro forma combined condensed financial information has been included as required and allowed by the rules of the Commission and is presented for illustrative purposes only and is not necessarily indicative of the financial position or operating results that would have actually occurred had the Acquisition been completed at the beginning of the periods or on the dates indicated, nor is it necessarily indicative of future financial position or operating results.

     The allocation of the purchase price reflected in the unaudited pro forma combined condensed financial information is preliminary. The actual purchase price allocation, to reflect the fair values of assets acquired and liabilities assumed, will be based upon management's ongoing evaluation. Accordingly, the final allocation of the purchase price may differ significantly from the preliminary allocation.

UNAUDITED PRO FORMA BALANCE SHEET
   Frontline Communications Corporation
   June 30, 2003


                                                                     Pro forma
                                                       Historical    Adjustments   Note     Pro forma
                                                      ------------   -----------   ----   ------------
ASSETS
Current:
   Cash and cash equivalents                          $    323,978                        $    323,978
   Accounts receivable:
      Trade, net of allowance for doubtful accounts      7,427,100                           7,427,100
      Related parties                                      476,003                             476,003
      Other                                                181,367                             181,367
                                                      ------------    ---------           ------------
         Total accounts receivable                       8,084,470                           8,084,470

   Value-added tax recoverable                             579,473                             579,473
   Inventory                                             1,541,345                           1,541,345
   Prepaid expenses                                        637,321                             637,321
                                                      ------------    ---------           ------------
         Total current assets                           11,166,587                          11,166,587

Real estate held for sale                                1,955,012                           1,955,012
Property and equipment, net                                607,448                             607,448
Deferred income taxes                                      132,280                             132,280
Costs in excess on net assets acquired, goodwill         5,343,741                           5,343,741
Other assets                                               429,141                             429,141
                                                      ------------    ---------           ------------
                                                      $ 19,634,209    $       0           $ 19,634,209
                                                      ============    =========           ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current maturities of long-term debt                  $  1,352,868                        $  1,352,868
Payable under supplier credit facility                   4,312,518                           4,312,518
Related parties                                            822,066                             822,066
Accounts payable and accrued expenses                    2,595,067     (446,801)     1       2,148,266


Income taxes payable                                       401,123                             401,123
Deferred taxes                                             422,215                             422,215
Deferred revenue                                           513,267                             513,267
                                                      ------------    ---------           ------------
         Total current liabilities                      10,419,124     (446,801)             9,972,323


Long-term debt, less current maturities                  1,423,154                           1,423,154
Payable under supplier credit facility, less
current maturities                                       3,137,622                           3,137,622
                                                      ------------    ---------           ------------
         Total long-term debt                            4,560,776            0              4,560,776

                                                      ------------    ---------           ------------
         Total liabilities                              14,979,900     (446,801)            14,533,099

Minority Interest                                           27,983                              27,983

Stockholder's Equity (deficiency)
Series B Preferred stock                                     4,964       (4,964)     3               0
Series C Preferred stock                                     2,200       (2,200)     2               0

Series D Preferred stock                                       355         (355)     3               0
Series E Preferred stock                                                  2,200      2
                                                                         (1,334)     3             866
Common stock                                               108,154      152,752      3         260,906

Additional paid in capital                              43,327,100      446,801      1      44,473,741
                                                                       (146,099)     3
                                                                         95,317      4
                                                                        750,622      5

Retained earning (accumulated deficit)                 (38,003,879)     (95,317)     4     (38,849,818)
                                                                       (750,622)     5
Accumulated other comprehensive loss                        58,848                              58,848
Treasury stock, at cost                                   (871,416)                           (871,416)
                                                      ------------    ---------           ------------
Total stockholders' equity                               4,626,326      446,801              5,073,127

                                                      ------------    ---------           ------------
                                                      $ 19,634,209    $       0           $ 19,634,209
                                                      ============    =========           ============

PRO FORMA COMBINED STATEMENT OF OPERATIONS

For the year ended December 31, 2002
(Unaudited)


                                                  (Historical)
                                          ---------------------------    Pro Forma             Pro Forma
                                              Provo        Frontline    Adjustments   note     Combined
                                          ------------   ------------   -----------   ----   ------------
Revenues                                  $101,550,659   $  5,047,098                        $106,597,757
Costs and expenses:
   Cost of revenues                         96,866,869      2,493,337                          99,360,206
   Selling, general and administrative       3,588,578      2,446,816                           6,035,394
   Depreciation and amortization                86,425        745,135                             831,560
   Non-cash compensation charge                                58,500   $  750,622      5         809,122
                                          ------------   ------------   ----------           ------------
                                           100,541,872      5,743,788      750,622            107,036,282
                                          ------------   ------------   ----------           ------------
Income (loss) from operations                1,008,787       (696,690)    (750,622)              (438,525)
Other income (expense):
   Interest expense                           (419,345)       (95,417)                           (514,762)
   Interest income                              97,256          7,796                             105,052
   Other income (expense)                       69,881         (3,214)                             66,667
                                          ------------   ------------   ----------           ------------
Net income (loss) before income tax and
   minority interest                           756,579       (787,525)    (750,622)              (781,568)
                                          ------------   ------------   ----------           ------------
Income tax                                     148,395                                            148,395
                                          ------------   ------------   ----------           ------------
Income (loss) before minority interest         608,184       (787,525)    (750,622)              (929,963)
Minority interest                              149,280                                            149,280
                                          ------------   ------------   ----------           ------------
Net income (loss)                              458,904       (787,525)    (750,622)            (1,079,243)
                                          ------------   ------------   ----------           ------------
Preferred dividends                                           297,867     (297,867)     6               0
Deemed dividends                                                            95,317      4          95,317
                                          ------------   ------------   ----------           ------------
Net loss applicable to common
   stockholders                           $    458,904    ($1,085,392)   ($548,072)           ($1,174,560)
                                          ============   ============   ==========           ============
Loss per common share-basic and diluted                        ($0.12)                             ($0.05)
                                                         ============                        ============
Weighted average number of common
   shares outstanding- basic and
   diluted                                                  9,119,533                   7      24,659,963
                                                         ============                        ============

PRO FORMA COMBINED STATEMENT OF OPERATIONS
For the six months ended June 30, 2003
(Unaudited)


                                                          Historical    Pro Forma             Pro Forma
                                            Frontline       Provo      Adjustments   Note     Combined
                                           -----------   -----------   -----------   ----   ------------
Revenues                                   $21,638,113   $19,549,290                         $41,187,403

Costs and expenses:
      Cost of revenues                      19,621,304    18,891,342                          38,512,646
      Selling, general and administrative    2,172,232       713,400                           2,885,632
      Depreciation and amortization            296,131        30,051                             326,182
                                           -----------   -----------     -----------         -----------
                                            22,089,667    19,634,793                          41,724,460
                                           -----------   -----------     -----------         -----------
Loss from operations                          (451,554)      (85,503)                           (537,057)

Other income (expense):
   Interest expense                           (215,819)      (86,865)                           (302,684)
   Interest income                              13,666            59                              13,725
   Amortization of deferred financing
      costs                                   (189,413)                                         (189,413)
   Other income (expense)                       95,097       269,610                             364,707

Net income (loss) before gain on debt
   settlement, income tax and minority     -----------   -----------                         -----------
   interest                                   (748,023)       97,301                            (650,722)
                                           -----------   -----------                         -----------

Gain on debt settlement                        449,850                                           449,850
                                           -----------   -----------                         -----------
Income (loss) before income tax and
   minority interest                          (298,173)       97,301                            (200,872)

Income tax expense                              89,996        34,730                             124,726
                                           -----------   -----------                         -----------
Income (loss) before minority interest        (388,169)       62,571                            (325,598)

Minority interest                                  580        15,278                              15,858
                                           -----------   -----------                         -----------
Net income (loss)                             (388,749)       47,293                            (341,456)
                                           -----------   -----------                         -----------

Preferred dividends                            148,934                   (148,934)     6
                                           -----------   -----------     --------            -----------
Net loss applicable to common
   stockholders                              ($537,683)      $47,293    ($148,934)             ($341,456)
                                           ===========   ===========     ========            ===========
Loss per common share-basic and diluted         ($0.06)                                           ($0.01)
                                           ===========                                       ===========
Weighted average number of common
   shares outstanding- basic and
   diluted                                   9,720,386                                 7      25,360,531
                                           ===========                                       ===========


   (1) Historical amounts for Frontline include Provo's results of operation from the acquisition date.

   (2)  Historical amounts for Provo are up to the acquisition date.

NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION


1. To adjust accrued expenses and additional paid in capital to give effect to the proposed payment of $446,801 accrued unpaid dividends on Series B convertible redeemable stock proposed to be paid in shares of common stock.

2. To reflect the issuance in November 2003, 220,000 shares of Frontline's Series E convertible preferred stock to the former stockholders of Provo in exchange for their shares of Series C convertible preferred stock.

3. Reflects the par value of the issued stock of Frontline after giving effect to 20,016,741 shares of common stock to be issued upon conversion of 133,445 shares of Series E convertible preferred stock issued to the Sellers in the acquisition; 1,200,000 shares of common stock to be issued upon conversion of 8,000 shares of Series D convertible preferred stock issued to brokers and finders; 4,125,000 shares of common stock to be issued upon conversion of 27,500 shares of Series D convertible preferred stock issued to certain officers and employees and 2,978,670 shares of common stock issued upon the assumed conversion of 496,445 shares of Series B convertible redeemable preferred stock. As a result, issued shares of 10,815,424 (10,169,972 outstanding) at June 30, 2003 results in issued shares of 39,135,835 (38,490,383 outstanding) on a pre-split basis. Adjusting for a proposed 1 for 1.5 share reverse split of Frontline's common stock results in issued shares of 26,090,557 (25,660,255 outstanding) on a post-split basis. This pro forma adjustment records the issuance of 28,320,411 (on a pre-split basis) additional shares of common stock and the elimination of 13,045,278 shares of common stock to effectuate the reverse split. The net increase of 15,275,133 common shares results in the addition of $152,752 to common stock for the par value of the shares, with the related offset of $6,653 to preferred stock accounts and $146,099 to additional paid in capital.

4. The fair value of the common stock proposed to be transferred to Series B convertible redeemable preferred stockholders exceeds the aggregate fair value of common stock assumable pursuant to the original conversion and dividend terms by $95,317. The excess consideration is treated as expense ("deemed dividends") and charged to retained earnings. This adjustment reflects the expenses in the pro forma statement of operations, charge to retained earnings and additional paid in capital in the pro forma balance sheet.

5. The fair value of the common shares issued upon conversion of 27,500 shares of Series D convertible preferred stock issued to certain officers and employees will be determined upon Frontline's stockholders approval of the conversion. Accordingly, noncash compensation expense for the fair value of the shares issued will be recorded after Frontline's stockholders approval. For pro forma purposes, Series D shares are valued in the same manner as Series C and the pro forma is adjusted for noncash compensation expense of $750,622.

6. Upon conversion of Series B redeemable preferred stock into shares of common stock, there will not be any dividend expense. This pro forma adjustment eliminates the historically recorded dividends of $297,867 for 2002 and $148,934 for 2003 on series B convertible redeemable preferred stock pursuant to the assumed conversion of them into shares of common stock on January 1, 2002.

7. The weighted average number of shares has been adjusted for; 20,016,741 shares of common stock to be issued upon conversion of 133,445 shares of Series E convertible preferred stock issued to the former stockholders of Provo in the acquisition; 1,200,000 shares common stock to be issued upon conversion of 8,000 shares of Series D convertible preferred stock issued to brokers and finders; 2,978,670 shares of common stock issued upon the assumed conversion of 496,445 shares of series B convertible redeemable preferred stock and 4,125,000 shares of common stock to be issued upon the conversion of 27,500 shares of Series D convertible preferred issued to certain officers and employees. In addition, this pro forma adjustment records the effect of a proposed 1 for 1.5 share reverse split of Frontline's common stock.

                                                                         ANNEX A

                           CERTIFICATE OF DESIGNATION
                                       of

                      SERIES E CONVERTIBLE PREFERRED STOCK

                                       of
                      FRONTLINE COMMUNICATIONS CORPORATION
                           Pursuant to Section 151 of
                           the General Corporation Law
                            of the State of Delaware

     Frontline Communications Corporation, a Delaware corporation (the "Corporation"), certifies that pursuant to the authority conferred upon the Board of Directors of the Corporation (the "Board of Directors") by the Amended Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") and Section 151 of the General Corporation Law of the State of Delaware (the "DGCL"), the Board of Directors, at a special meeting held on November 4, 2003, duly adopted the following resolution creating a series of Preferred Stock, par value $.01 per share, designated as Series E Convertible Preferred Stock:

     RESOLVED, that Series E Convertible Preferred Stock, par value $.01 per share, of the Corporation be, and hereby is, created and that the designation and amount of, and the rights, powers, preferences, privileges, qualifications, limitations and restrictions of the shares of this series are as follows:


     Section 1. Designation, Number of Shares and Rank.


          a) There will be one series of Preferred Stock designated as "Series E Convertible Preferred Stock" (the "Series E Preferred Stock") and the number of shares constituting such series will be 220,000 shares.

          b) With respect to dividend rights and rights on liquidation, winding-up and dissolution, the Series E Preferred Stock will rank: (i) senior to: (A) the common stock, par value $0.01 per share (the "Common Stock") of the Corporation; (B) all other classes of common stock hereafter established by the Corporation;
               (C) the Series D Convertible Preferred Stock, par value $.01 per share (the "Series D Preferred Stock") of the Corporation; and
               (D) each other class or series of preferred stock of the Corporation hereafter established, the terms of which do not expressly provide that it ranks senior to, or on a parity with, the Series E Preferred Stock as to dividend and redemption rights and rights on liquidation, winding-up and dissolution of the Corporation; (ii) on a parity with each other class or series of preferred stock of the Corporation established hereafter by the Board of Directors, the terms of which expressly provide that such class or series will rank on a parity with the Series E Preferred Stock as to dividend and redemption rights and rights on liquidation, winding-up and dissolution; and (iii) junior to
               (A) the Series B Convertible Preferred Stock, par value $.01 per share of the Corporation; (B) the Series C Convertible Preferred Stock (the "Series C Preferred Stock"); and (C) each class or series of preferred stock of the Corporation established hereafter by the Board, the terms of which class or series expressly provide that such class or series will rank senior to the Series E Preferred Stock as to dividend and redemption rights or rights on liquidation, winding-up and dissolution of the Corporation.

     Section 2. Conversion


          a) Initial Mandatory Conversion. Upon (i) receipt of the approval of the Corporation's stockholders for the Corporation to (x) issue shares of Common Stock upon the conversion of the Series E Preferred Stock, (y) effect a 1- for-1.5 share reverse split of the Common Stock (the "Reverse Split") and (z) increase the number of authorized shares of Common Stock to 100,000,000 shares (the matters referred to in the preceding clauses (x), (y) and (z) are collectively referred to as the "Approvals") and (ii) the filing of an amendment to the Certificate of Incorporation of the Corporation to effect the Approvals (the "Amendment") with the Secretary of State of the State of Delaware, each share of Series E Preferred Stock will automatically convert into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) as shall be equal to the Conversion Rate (as hereinafter defined) in effect at the time of such conversion; provided, however, that no automatic conversion of any share of Series E Preferred Stock shall occur to the extent that the shares of Common Stock issuable to Ventura Martinez del Rio Arrangoiz ("Arrangoiz") and Ventura Martinez del Rio Requejo ("Requejo") and any entity directly or indirectly controlled by them (the "Provo Affiliates") upon such conversion would exceed 49.5% of the issued and outstanding Common Stock upon the effectiveness of the conversion. The date on which mandatory conversion occurs under this Section 2(a) is herein referred to as the "Initial Mandatory Conversion Date." On the Initial Mandatory Conversion Date, (i) Arrangoiz and Requejo shall provide a certificate to the Corporation that is signed by each of them certifying the total number of shares of Series E Preferred Stock held by each of them and by the Provo Affiliates, and (ii) each holder of Series E Preferred Stock shall surrender the certificate or certificates representing the Series E Preferred Stock subject to mandatory conversion pursuant to this Section 2(a), duly endorsed, at the office of the Corporation or its transfer agent.

          b) Optional Conversion. If the Initial Mandatory Conversion Date occurs prior to January 31, 2004 or such subsequent date as the Corporation and the holders of a majority of the Series E Preferred Stock may agree in writing (the "Initial Mandatory Conversion Date Deadline"), each share of Series E Preferred Stock that is not automatically converted to Common Stock on the Initial Mandatory Conversion Date thereafter shall be convertible, at the option of its holder, at the office of the Corporation or its transfer agent, at any time prior to December 31, 2005 (the "Final Conversion Date") into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) as shall be equal to the Conversion Rate in effect at the time of such conversion. In order to convert shares of the Series E Preferred Stock into shares of Common Stock pursuant to this Section 2(b), the holder thereof shall (i) provide written notice (each a "Conversion Notice") to the Corporation stating that such holder elects to convert shares of Series E Preferred Stock and the number of shares of Series E Preferred Stock sought to be converted; (ii) if such holder is Arrangoiz, Requejo or a Provo Affiliate, provide a certificate signed by Arrangoiz and Requejo certifying that the total number of shares of Common Stock previously issued to Arrangoiz, Requejo and the Provo Affiliates on the conversion of the Series E Preferred Stock and still held thereby, together with all shares of Common Stock issuable to them upon the conversion of the Series E Preferred Stock to be converted pursuant to the related Conversion Notice, in the aggregate comprises no more than 49.5% of the then issued and outstanding Common Stock; and (iii) surrender the certificate or certificates representing the Series E Preferred Stock being converted, duly endorsed, at the office of the Corporation or its transfer agent. No conversion of any share of Series E Preferred Stock pursuant to this Section 2(b) shall occur if as a result of such conversion, the total number of shares of Common Stock previously issued to the Provo Affiliates on the conversion of Series E Preferred Stock and still held thereby, together with all shares of Common Stock issuable to Arrangoiz, Requejo and the Provo Affiliates upon the conversion of the Series E Preferred Stock to be converted pursuant to the related Conversion Notice, in the aggregate would comprise more than 49.5% of the then issued and outstanding Common Stock.

          c) Final Mandatory Conversion. If the Initial Mandatory Conversion Date occurs prior to the Initial Mandatory Conversion Date Deadline, any Series E Preferred Stock that remains outstanding on the Final Conversion Date will automatically convert into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) as shall be equal to the Conversion Rate in effect at the time of such conversion; provided, however, that no automatic conversion of any share of Series E Preferred Stock shall occur to the extent that the shares of Common Stock issuable to the Provo Affiliates upon such conversion would exceed 49.5% of the issued and outstanding Common Stock upon the effectiveness of the conversion. On the Final Conversion Date, (i) Arrangoiz and Requejo shall provide a certificate to the Corporation that is signed by each of them certifying the total number of shares of Series E Preferred Stock held by Arrangoiz, Requejo and the Provo Affiliates and the total number of shares of Common Stock previously issued to Arrangoiz, Requejo and the Provo Affiliates on the conversion of the Series E Preferred Stock and still held thereby, and (ii) each holder of Series E Preferred Stock shall surrender the certificate or certificates representing the Series E Preferred Stock subject to mandatory conversion pursuant to this Section 2(c), duly endorsed, at the office of the Corporation or its transfer agent.

          d) The Series E Preferred Stock shall not convert into Common Stock if the Approvals have not been obtained and the Amendment has not been filed on or prior to the Initial Mandatory Conversion Date Deadline. Any shares of Series E Preferred Stock that remain outstanding after the Final Conversion Date shall remain outstanding and thereafter shall not longer be convertible into shares of Common Stock.

          e) The "Conversion Rate" shall initially be 150 shares of Common Stock per each share of Series E Preferred Stock, and shall be subject to adjustment as provided below in this Section 2. For the avoidance of doubt, and without regard to any adjustment to the Conversion Ratio that may be required pursuant to Section 2(k) below, it is intended that after giving effect to the Reverse Split, each share of Series E Preferred Stock shall be convertible into 100 shares of Common Stock.

          f) The Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery upon conversion of shares of Common Stock or other securities or property in a name other than that of the holder of the shares of the Series E Preferred Stock being converted, and the Corporation shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

          g) The Corporation (and any successor corporation) shall take all action necessary so that a number of shares of the authorized but unissued Common Stock (or common stock in the case of any successor corporation) sufficient to provide for the conversion of the Series E Preferred Stock outstanding upon the basis hereinbefore provided are at all times reserved by the Corporation (or any successor corporation), free from preemptive rights, for such conversion, subject to the provisions of Section 2(h) below. If the Corporation shall issue any securities or make any change in its capital structure that would change the number of shares of Common Stock into which each share of the Series E Preferred Stock shall be convertible as provided herein, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Series E Preferred Stock on the new basis.

          h) In case of any consolidation or merger of the Corporation with any other corporation or in case of any sale or transfer of more than 50% of the assets of the Corporation, or in the case of any share exchange, in each case pursuant to which more than 50% of the outstanding shares of Common Stock are converted into other securities, cash or other property, the Corporation shall make appropriate provision or cause appropriate provision to be made so that each holder of shares of Series E Preferred Stock then outstanding shall have the right thereafter (in lieu of the right to convert into Common Stock, which right shall cease) to convert such shares of Series E Preferred Stock into the kind and amount of securities, cash or other property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which such shares of Series E Preferred Stock could have been converted immediately prior to the effective date of such consolidation, merger, sale, transfer or share exchange. If, in connection with any such consolidation, merger, sale, transfer or share exchange, each holder of shares of Common Stock is entitled to elect to receive either securities, cash or other property upon completion of such transaction, the Corporation shall provide or cause to be provided to each holder of Series E Preferred Stock the right to elect the securities, cash (other than by the exercise of appraisal rights) or other property into which the Series E Preferred Stock held by such holder shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made and the effect of failing to exercise the election). The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

          i) The Corporation shall, as soon as practicable after the surrender of the certificate or certificates evidencing shares of Series E Preferred Stock for conversion at the office of the Corporation or its transfer agent, issue to each holder of such shares, a certificate or certificates evidencing the number of shares of Common Stock to which it shall be entitled and, in the event that only a part of the shares evidenced by such certificate or certificates are converted, a certificate evidencing the number of shares of Series E Preferred Stock which are not converted. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series E Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at such date and shall, with respect to such shares, have only those rights of a holder of Common Stock of the Corporation.

          j) No fractional shares of Common Stock shall be issued upon conversion of Series E Preferred Stock but, in lieu of any fraction of a share of Common Stock that would otherwise be issuable in respect of the aggregate number of such shares surrendered for conversion at one time by the same holder, the aggregate number of shares of Common Stock shall be rounded to the nearest whole number of shares.

          k) The Conversion Rate shall be adjusted from time to time under certain circumstances in case the Corporation shall (i) pay a dividend or make a distribution on its Common Stock in shares of its capital stock, (ii) subdivide its outstanding Common Stock into a greater number of shares, (iii) combine the shares of its outstanding Common Stock into a smaller number of shares (including as a result of the Reverse Split), or (iv) issue by reclassification of its Common Stock any shares of its capital stock, then in each such case the Conversion Rate in effect immediately prior thereto shall be proportionately adjusted so that the holder of any Series E Preferred Stock thereafter surrendered for conversion shall be entitled to receive, to the extent permitted by applicable law, the number and kind of shares of capital stock of the Corporation that it would have owned or have been entitled to receive after the happening of such event had such Series E Preferred Stock been converted immediately prior to the record date for such event (or if no record date has been established in connection with such event, the effective date for such action). An adjustment pursuant to this Section 2(k) shall become effective immediately after the record date in the case of a stock dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination, or reclassification.

          l) Except as otherwise provided above in this Section 2, no adjustment in the Conversion Rate shall be made in respect of any conversion for share distributions or dividends theretofore declared and paid or payable on the Common Stock.

     Section 3. Voting Rights. The holders of the Series E Preferred Stock will not have any voting rights except as set forth in this Section 3 or as otherwise from time to time required by law.

          a) The affirmative vote or consent of the holders of at least a majority of the outstanding shares of the Series E Preferred Stock, voting separately as a class, will be required for: (i) any amendment, alteration or repeal of this Certificate of Designation, if such amendment, alteration or repeal affects the rights, preferences or privileges of the Series E Preferred Stock; (ii) the creation, authorization or issuance, by reclassification or otherwise, of any class or series of any stock of the Corporation having preference equivalent to or senior to the Series E Preferred Stock as to dividends, liquidation, redemption, conversion, voting or assets (the "Senior Stock") or the increase in the amount of authorized shares of any such Senior Stock; or (iii) the approval of any of the items referenced in Section 4 below. Such right of the holders of Series E Preferred Stock to vote as hereinabove provided may be exercised at any annual meeting or at any special meeting called for such purpose as hereinafter provided or at any adjournment thereof.

          b) In any case in which the holders of Series E Preferred Stock shall be entitled to vote pursuant to this Section 3 or pursuant to law, each holder of Series E Preferred Stock entitled to vote with respect to such matters shall be entitled to one vote for each share of Series E Preferred Stock held.

     Section 4. Covenants. For so long as any shares of Series E Preferred Stock remain outstanding, the Corporation shall not, unless specifically contemplated by this Certificate of Designation, directly or indirectly, do or propose or commit to do, any of the following, except with the approval of the holders of the Series E Preferred Stock as provided in Section 3:

          (a) authorize any merger of the Corporation with another person or entity which would result in any transaction of series of related transactions constituting the sale, transfer, lease conveyance, exchange or other disposition of more than 50% of the consolidated assets, business or earning power of the Corporation or its subsidiaries;

          (b) take any action which would result in the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation or its business;

          (c) amend, repeal or add any provision to the Corporation's Certificate of Incorporation or By-laws if the effect thereof would be materially adverse to the holders of the Series E Preferred Stock, provided, however, that it is specifically agreed that the Approvals and the Amendment shall not require the approval of the holders of the Series E Preferred Stock;

          (d) issue any options, warrants or other securities convertible into or exchangeable for shares of Senior Stock;

          (e) incur, refinance or amend the terms of any indebtedness or any other obligation for the payment of money in an aggregate amount of $1,000,000; or

          (f) enter into any agreement for the public or private sale of any of the Corporation's securities or engaging in any capital financing transaction in which the Corporation issues any shares of capital stock (including any options, warrants or other obligations or securities convertible or exchangeable for shares of the Corporation's capital stock) at a price per share lower than $1.50 per share.

     Section 5. Preemptive Rights. The holders of the Series E Preferred Stock shall not be entitled to any preemptive rights.

     Section 6. Dividends and Distributions. The holders of shares of Series E Preferred Stock shall not be entitled to receive dividends.

     Section 7. Liquidation Preference. In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Series E Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets constitute stated capital or surplus of any nature, a sum in cash equal to $.01 per share (as appropriately adjusted in the event of stock splits, stock dividends or similar capital adjustments or recapitalizations) (the "Liquidation Preference"), and no more; provided, however, that such rights shall accrue to the holders of Series E Preferred Stock only if the Corporation's payments with respect to the liquidation preference of the holders of Senior Stock are fully met. After the liquidation preferences of the Senior Stock are fully met, the entire assets of the Corporation available for distribution shall be distributed ratably among the holders of the Series E Preferred Stock and any Parity Stock in proportion to the respective preferential amounts to which each is entitled (but only to the extent of such preferential amounts). After payment in full of the accrued and unpaid dividends and the Liquidation Preference of the shares of Series E Preferred Stock as provided in this Section 6, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the Corporation. Neither a consolidation or merger of the Corporation with another corporation nor a sale or transfer of all or part of the Corporation's assets for cash, securities or other property will be considered a liquidation, dissolution or winding up of the Corporation.

     Section 8. No Sinking Fund. The shares of Series E Preferred Stock shall not be subject to the operation of a purchase, retirement or sinking fund.


     Section 9. Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein shall be vested in the Common Stock.


     Section 10. No Reissuance of Series E Preferred Stock. No share or shares of Series E Preferred Stock acquired by the Corporation by reason of purchase, conversion, redemption or otherwise will be sold or reissued, and, upon such event, all such shares will resume the status of authorized but unissued shares of Series E Preferred Stock.


                            [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned hereby executes this document and affirms that the facts set forth herein are true under penalty of perjury this 5th day of November 2003.



                                            FRONTLINE COMMUNICATIONS CORPORATION


                                            By: /s/ Stephen Cole-Hatchard
                                               ---------------------------------
                                               Name: Stephen J. Cole-Hatchard
                                               Title: Chief Executive Officer



ATTEST:


By: /s/ Amy Wagner Mele
   ------------------------
   Name: Amy Wagner-Mele
   Title: Secretary

                                                                         ANNEX B

                           CERTIFICATE OF DESIGNATION
                                       of
                      SERIES D CONVERTIBLE PREFERRED STOCK
                                       of
                      FRONTLINE COMMUNICATIONS CORPORATION
                           Pursuant to Section 151 of
                           the General Corporation Law
                            of the State of Delaware

          Frontline Communications Corporation, a Delaware corporation (the "Corporation"), certifies that pursuant to the authority conferred upon the Board of Directors of the Corporation (the "Board") by the Amended Certificate of Incorporation of the Corporation (the "Certificate of Incorporation") and
Section 151 of the General Corporation Law of the State of Delaware (the "DGCL"), the Board, at a special meeting held on March 13, 2003, duly adopted the following resolution creating a series of Preferred Stock, par value $.01 per share, designated as Series D Convertible Preferred Stock:

          RESOLVED, that Series D Convertible Preferred Stock, par value $.01 per share, of the Corporation be, and hereby is, created and that the designation and amount of, and the rights, powers, preferences, privileges, qualifications, limitations and restrictions of the shares of this series are as follows:

          Section 1. Designation, Number of Shares and Rank.

               (a) There will be one series of Preferred Stock designated as "Series D Convertible Preferred Stock" (the "Series D Preferred Stock") and the number of shares constituting such series will be 35,500 shares.

               (b) With respect to dividend rights and rights on liquidation, winding-up and dissolution, the Series D Preferred Stock will rank: (i) senior to: (A) the common stock, par value $1.00 per share (the "Common Stock") of the Corporation; (B) all other classes of common stock; and (ii) junior to (A) the Series B Convertible Preferred Stock, par value $.01 per share of the Corporation; (B) the Series C Convertible Preferred Stock, par value $.01 per share of the Corporation and (C) each other class or series of preferred stock of the Corporation now or hereafter established by the Board of Directors (the "Board of Directors" or the "Board") of the Corporation, the terms of which do not expressly provide that it ranks senior to, or on a parity with, the Series D Preferred Stock as to dividend and redemption rights and rights on liquidation, winding-up and dissolution of the Corporation; and (D) each class or series of preferred stock of the Corporation established hereafter by the Board, the terms of which class or series expressly provide that such class or series will rank senior to the Series D Preferred Stock as to dividend and redemption rights or rights on liquidation, winding-up and dissolution of the Corporation
                    (iii) on a parity with each other class or series of preferred stock of the Corporation established hereafter by the Board of Directors, the terms of which expressly provide that such class or series will rank on a parity with the Series C Preferred Stock as to dividend and redemption rights and rights on liquidation, winding-up and dissolution..

          Section 2. Conversion

               (a) Upon (i) receipt of the approval of the Corporation's stockholders (the "Requisite Approvals") for the Corporation to (x) issue shares of Common Stock upon the conversion of the Series D Preferred Stock (y) effect a 1- for -1.5 share reverse split of the Common Stock (the "Reverse Split") and
                    (z) increase the number of authorized shares of Common Stock to at least 75,000,000 shares (the matters referred to in clauses (i), (ii) and (iii) of this Section 2(a) are collectively referred to as the "Actions") and (ii) the filing of an amendment to the Certificate of Incorporation of the Corporation to effect the Actions (the "Amendment") with the Secretary of State of the State of Delaware, each share of Series D Preferred Stock will automatically convert into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest

                    1/100th of a share) as shall be equal to the Conversion Rate (as hereinafter defined), in effect at the time of conversion. The "Conversion Rate" shall initially be 150 shares of Common Stock per each share of Series D Preferred Stock.

               (b) The Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery upon conversion of shares of Common Stock or other securities or property in a name other than that of the holder of the shares of the Series D Preferred Stock being converted, and the Corporation shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

               (c) The Corporation (and any successor corporation) shall take all action necessary so that a number of shares of the authorized but unissued Common Stock (or common stock in the case of any successor corporation) sufficient to provide for the conversion of the Series D Preferred Stock outstanding upon the basis hereinbefore provided are at all times reserved by the Corporation (or any successor corporation), free from preemptive rights, for such conversion, subject to the provisions of Section 2(d). If the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock into which each share of the Series D Preferred Stock shall be convertible as herein provided, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Series D Preferred Stock on the new basis.

               (d) In case of any consolidation or merger of the Corporation with any other corporation or in case of any sale or transfer of all or substantially all of the assets of the Corporation, or in the case of any share exchange, in each case pursuant to which all of the outstanding shares of Common Stock are converted into other securities, cash or other property, the Corporation shall make appropriate provision or cause appropriate provision to be made so that each holder of shares of Series D Preferred Stock then outstanding shall have the right thereafter (in lieu of the right to convert into Common Stock, which right shall cease) to convert such shares of Series D Preferred Stock into the kind and amount of securities, cash or other property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which such shares of Series D Preferred Stock could have been converted immediately prior to the effective date of such consolidation, merger, sale, transfer or share exchange. If, in connection with any such consolidation, merger, sale, transfer or share exchange, each holder of shares of Common Stock is entitled to elect to receive either securities, cash or other property upon completion of such transaction, the Corporation shall provide or cause to be provided each holder of Series D Preferred Stock the right to elect the securities, cash (other than by the exercise of appraisal rights) or other property into which the Series D Preferred Stock held by such holder shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made and the effect of failing to exercise the election). The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

               (e) No fractional shares of Common Stock shall be issued upon conversion of Series D Preferred Stock but, in lieu of any fraction of a share of Common Stock which would otherwise be issuable in respect of the aggregate number of such shares surrendered for conversion at one time by the same holder, the aggregate number of shares of Common Stock shall be rounded to the nearest whole number of shares.

               (f) The Conversion Rate shall be adjusted from time to time under certain circumstances in case the Corporation shall
                    (i) pay a dividend or make a distribution on its Common Stock in shares of its capital stock, (ii) subdivide its outstanding Common Stock into a greater number of shares,
                    (iii) combine the shares of its outstanding Common Stock into a smaller number of shares (including as a result of the Reverse Split), or (iv) issue by reclassification of its Common Stock any shares of its capital stock, then in each such case the Conversion Rate in effect immediately prior thereto shall be proportionately adjusted so that the holder of any Series D Preferred Stock thereafter surrendered for conversion shall be entitled to receive, to the extent permitted by applicable law, the number and kind of shares of capital stock of the Corporation which it would have owned or have been entitled to receive after the happening of such event had such Series D Preferred Stock been converted immediately prior to the record date for such event (or if no record date has been established in connection with such event, the effective date for such action). An adjustment pursuant to this Section 2 (f) shall become effective immediately after the record date in the case of a stock dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination, or reclassification.

               (g) Except as otherwise provided above in this Section 2, no adjustment in the Conversion Rate shall be made in respect of any conversion for share distributions or dividends theretofore declared and paid or payable on the Common Stock.

          Section 3. Voting Rights.

               (a) The holders of the Series D Preferred Stock will not have any voting rights except as set forth in this Section 3 or as otherwise from time to time required by law.

               (b) The affirmative vote or consent of the holders of at least a majority of the outstanding shares of the Series D Preferred Stock, voting separately as a class, will be required for any amendment, alteration or repeal of this Certificate of Designation, if such amendment, alteration or repeal materially and adversely affects the rights, preferences or privileges of the Series D Preferred Stock. The creation, authorization or issuance of any class or series or shares of any class or series of senior, parity or junior stock, or the increase or decrease in the amount of authorized capital stock of any such class shall not require the consent of holders of the Series D Preferred Stock and shall not be deemed to affect adversely the rights, preference or privileges of shares of Series D Preferred Stock. Such right of the holders of Series D Preferred Stock to vote as hereinabove provided may be exercised at any annual meeting or at any special meeting called for such purpose as hereinafter provided or at any adjournment thereof.

               (c) In any case in which the holders of Series D Preferred Stock shall be entitled to vote pursuant to this Section 3 or pursuant to law, each holder of Series D Preferred Stock entitled to vote with respect to such matters shall be entitled to one vote for each share of Series D Preferred Stock held.

          Section 4. Preemptive Rights. The holders of the Series D Preferred Stock are not entitled to any preemptive rights.

          Section 5. Dividends and Distributions. The holders of shares of Series D Preferred Stock shall not be entitled to receive dividends.

          Section 6. Liquidation Preference. In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Series D Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets constitute stated capital or surplus of any nature, a sum in cash equal to $.01 per share (the "Liquidation Preference"), and no more; provided, however, that such rights shall accrue to the holders of Series D Preferred Stock only if the Corporation's payments with respect to the liquidation preference of the holders of Senior Stock are fully met. After the liquidation preferences of the Senior Stock are fully met, the entire assets of the Corporation available, for distribution shall be distributed ratably among the holders of the Series D Preferred Stock and any Parity Stock in proportion to the respective preferential amounts to which each is entitled (but only to the extent of such preferential amounts). After payment in full of the accrued and unpaid dividends and the Liquidation Preference of the shares of Series D Preferred Stock as provided in this Section 6, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the Corporation. Neither a consolidation or merger of the Corporation with another corporation nor a sale or transfer of all or part of the Corporation's assets for cash, securities or other property will be considered a liquidation, dissolution or winding up of the Corporation.

          Section 7. No Sinking Fund. The shares of Series D Preferred Stock shall not be subject to the operation of a purchase, retirement or sinking fund.

          Section 8. Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein shall be vested in the Common Stock.

          Section 9. No Reissuance of Series D Preferred Stock. No share or shares of Series D Preferred Stock acquired by the Corporation by reason of purchase, conversion, redemption or otherwise will be sold or reissued, and, upon such event, all such shares will resume the status of authorized but unissued shares of Series D Preferred Stock.

                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, the undersigned hereby executes this document and affirms that the facts set forth herein are true under penalty of perjury this 3rd day of April 2003.

                                            FRONTLINE COMMUNICATIONS CORPORATION


                                            By: /s/ Stephen J. Cole-Hatchard
                                                --------------------------------
                                                Name: Stephen J. Cole-Hatchard
                                                Title: Chief Executive Officer

ATTEST:


By: /s/ Amy Wagner-Mele
    -------------------------------
    Name: Amy Wagner-Mele
    Title: Secretary

                                                                         ANNEX C


                  AMENDED AND RESTATED SECURED PROMISSORY NOTE

$20,000,000.00                                                New York, New York
                                                              November 5, 2003

     FOR VALUE RECEIVED, Frontline Communications Corp., a Delaware corporation (the "Borrower"), promises to pay to Ventura Martinez del Rio Arrangoiz ("Arrangoiz" or the "Lender"), as agent for the Sellers under that certain Amended and Restated Stock Purchase Agreement, dated as of April 3, 2003 (the "Stock Purchase Agreement"), among Borrower, Proyecciones y Ventas Organizadas, S.A. de C.V. ("Provo"), Arrangoiz and Ventura Martinez del Rio Requejo ("Requejo" and together with Arrangoiz, the "Sellers"), or ORDER, the principal sum of Twenty Million and 00/100 Dollars ($20,000,000.00), in lawful money of the United States of America, with interest thereon from the date hereof at the rate of 8% per annum. Capitalized terms used herein without definition shall have the meanings attributed thereto in the Certificate of Designation pertaining to the Series E Convertible Preferred Stock of the Corporation (the "Designation').

     1. If the Mandatory Conversion Date does not occur by January 31, 2004 or such subsequent date as the Borrower and the holders of a majority of the Series E Preferred Stock may agree in writing, then the entire principal amount hereof together with all accrued and unpaid interest thereon shall become due and payable within fifteen (15) days of such date (the date by which such sums become so payable herein the "Due Date"). In such event, the provisions of paragraph 2 and 3 below shall not apply and shall have no force and effect.

     2. If the Mandatory Conversion Date does occur by January 31, 2004 or such subsequent date as the Borrower and the holders of a majority of the Series E Preferred Stock may agree in writing, then the principal amount hereof and the accrued and unpaid interest thereon shall be reduced from time to time pro rata in proportion to the percentage of the 220,000 shares of Series E Preferred Stock issued and outstanding as of the date hereof that has been converted to Common Stock. In such event, the provisions of paragraph 1 above shall not apply and shall have no force and effect.

     For example:

          a. If on the Conversion Date 110,000 shares of Series E Preferred Stock are converted to Common Stock, then the principal amount hereof shall equal $10,000,000.00, and the unpaid interest accrued hereon as of the Conversion Date shall be reduced by 50%;

          b. If on a date subsequent to the Conversion Date an additional 55,000 shares of Series E Preferred Stock are converted to Common Stock, then the principal amount hereof shall equal $5,000,000.00, and the unpaid interest accrued hereon as of such subsequent date shall be reduced by 50%; and

          c. If on a date subsequent to the date referred to in the preceding paragraph (b) an additional 55,000 shares of Series E Preferred Stock are converted to Common Stock, then the principal amount hereof and the accrued interest hereon shall equal $0.00.

     3. The principal amount hereof and the accrued and unpaid interest hereon (each as adjusted as provided in the preceding paragraph 2) shall be due and payable in full on December 31, 2005.

     4. This Amended and Restated Secured Promissory Note (this "Note") shall remain outstanding for so long as there are any shares of Series E Preferred Stock of the Company outstanding or until paid in full. Notwithstanding any provision hereof to the contrary, this Note shall be deemed satisfied in full and Borrower shall have no further obligations hereunder on the date that all of the issued and outstanding shares of the Series E Preferred Stock are converted into Common Stock in accordance with the Designation.

     5. If any amount payable by the Borrower hereunder is not paid on the date when due (whether at maturity, by acceleration or otherwise), interest shall accrue on such amount ("Late Payment"), to the extent permitted by applicable law, during the period from and including the Due Date thereof to but excluding the date such amount is paid at the rate of 12 % per annum. Interest accruing on Late Payments shall be payable from time to time on demand by the holder of this Note. Principal and interest shall be payable at the office of Arrangoiz in Mexico City, Mexico, or at such other place as the holder may from time to time designate in writing.

     6. This Note is being issued pursuant to the Stock Purchase Agreement and the Designation and is secured by the Security Agreement referred to therein.

     7. This Note may be prepaid at any time, and from time to time, in whole or in part, without any premium or penalty therefor; provided, however, that all such prepayments shall be applied first toward interest accrued on this Note and then toward the outstanding principal balance.

     8. The Borrower (i) waives diligence, demand, presentment, protest and notice of any kind, (ii) agrees that it will not be necessary for the holder to first institute suit in order to enforce payment of this Note (iii) consents to any one or more extensions or postponements of time of payment, forbearance, forgiveness or other indulgence, without notice or consent and (iv) consents that the Lender may release or surrender, exchange or substitute any collateral security now held or which may hereafter be held as security for the payment of this Note. The pleading of any statute of limitations as a defense to any demand against the undersigned is expressly hereby waived by the undersigned. The holder shall have the right, but not the obligation, to set off against this Note any and all amounts owing at any time by the undersigned to the holder.

     9. The holder shall not be required to resort to any means of collection for payment of any amounts evidenced by this Note, but may proceed directly against the Borrower in such manner as the holder may choose. None of the rights of the holder shall be waived or diminished by any failure or delay in the exercise thereof.

     10. This Note shall have the effect of an instrument executed under seal and shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the choice or conflict of laws provisions thereof that would give rise to the application of the domestic substantive law of any other jurisdiction.

     11. The Borrower irrevocably consents and submits to the non-exclusive jurisdiction of the courts of the State of New York, and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Note or in any way connected with or related or incidental to the dealings of the Borrower, Provo and Sellers in respect of this Note or the transactions related hereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship among the Borrower, Provo and Sellers or the conduct of such persons in connection with this Note shall be heard only in the courts described above (except that the holder shall have the right to bring any action or proceeding against the Borrower or its property in the courts of any jurisdiction which the holder deems necessary to appropriate in order to enforce its rights against the Borrower or its property).

     12. The Borrower hereby waives personal service of any and all process on it and consents that all such service of process may be made by registered or certified mail (return receipt requested and postage prepaid) directed to it, and service so made shall be deemed to be completed five (5) calendar days after the same shall have been deposited in the U.S. mails, or, at the holder's option, by service upon the undersigned in any other manner provided under applicable law.

     13. All notices, request, demands and other communications that are required or may be given hereunder (collectively, "Notices") shall be in writing and shall be sent by registered or certified mail (return receipt requested and postage prepaid) to the Borrower and Arrangoiz at the following respective addresses or at such other address as shall be specified by like Notice: (i) if to the Borrower, to Frontline Communications Corp., One Blue Hill Plaza, 7th Floor, Pearl River, New York 10965, Attention: Stephen Cole-Hatchard; and (ii) if to the Lender, to Quintana Roo No. 28, Col. Roma Sur, 06760 Mexico, D.F., Mexico, Attention: Ventura Martinez del Rio Arrangoiz. Notices shall be deemed given on the third business day following the day sent, whether or not such Notice was actually received on such day.

     14. All agreements between the Borrower and the Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness or otherwise, shall the amount paid or agreed to be paid for the use or forbearance of the indebtedness evidenced hereby exceed the maximum amount which is permitted to receive under applicable law. If, from any circumstances whatsoever, fulfillment of any provision hereof or of the Stock Purchase Agreement, at the time performance of such provision shall be due, shall involve exceeding such amount, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity and if, from any circumstances the Lender should ever receive as interest an amount which would exceed such maximum amount, such amount which is excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. As used herein, the term "applicable law" shall mean the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. This provision shall control every other provision of all agreements between the Borrower and the Lender.

     15. If this Note shall not be paid when due and shall be placed by the holder hereof in the hands of an attorney for collection, through legal proceedings or otherwise, the Borrower will pay reasonable attorneys' fees to the holder hereof; together with reasonable costs and expenses of collection, including, without limitation, any such attorneys' fees, costs and expenses relating to any proceedings with respect to the bankruptcy, reorganization, insolvency, readjustment of debt, dissolution or liquidation of the Borrower or any party to any instrument or agreement securing this Note, all is provided in the Stock Purchase Agreement.

     16. THE BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED ON THIS NOTE OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR OUT OF ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PERSON. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE LENDER TO ACCEPT THIS NOTE AND TO MAKE LOANS AS CONTEMPLATED HEREBY.

     17. This Note shall be binding on the successors and assigns of the Borrower and inure to the benefit of the Lender and any other holder of this Note. Whenever used herein, the term the Borrower shall be deemed to include its successors and assigns and the term "Arrangoiz" shall be deemed to include the Sellers and their respective successors and assigns. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall be in no way affected thereby.

                          [Signature on following page]

     IN WITNESS WHEREOF, the Borrower has caused this Note to be executed by its duly authorized officer as of the date first set forth above.



                                        FRONTLINE COMMUNICATIONS
                                        CORPORATION


                                        By: /s/ Stephen Cole-Hatchard
                                            -------------------------------
                                            Stephen J Cole-Hatchard
                                            Chief Executive Officer

                                                                         ANNEX D

                           CERTIFICATE OF DESIGNATION
                                       of
                 SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK
                                       of
                      FRONTLINE COMMUNICATIONS CORPORATION

        (Pursuant to Section 151 of the Delaware General Corporation Law)

          The undersigned, the authorized officer of Frontline Communications Corporation, a Delaware corporation (the "Corporation"), in accordance with the provisions of Section 103 of the Delaware General Corporation Law (the "DGCL") does hereby certify that, in accordance with Section 141 of the DGCL, the following resolution was duly adopted by the Board of Directors of the Corporation on February 7, 2000:

          RESOLVED, that a series of Preferred Stock of the Corporation is hereby created and the designation, number of shares, powers, preferences, rights, qualifications, limitations and restrictions thereof (in addition to any provisions set forth in the Certificate of Incorporation of the Corporation which are applicable to the preferred stock of all classes and series) are as follows:

                         SERIES B CUMULATIVE CONVERTIBLE
                           REDEEMABLE PREFERRED STOCK

          Section 1. Designation and Amount; Stated Capital. The shares of such series shall be designated as "Series B Cumulative Convertible Redeemable Preferred Stock" (the "Series B Convertible Preferred Stock"), the par value thereof shall be $.01 per share and the number of shares constituting the Series B Convertible Preferred Stock shall be 1,250,000. The amount to be represented in stated capital at all times for each share of Series B Convertible Preferred Stock shall be $.01.

          Section 2. Rank. With respect to dividend rights and rights on liquidation, winding-up and dissolution, the Series B Convertible Preferred Stock will rank: (i) senior to: (A) the common stock, par value $.01 per share (the "Common Stock"); (B) all other classes of common stock and (C) each other class or series of preferred stock of the Corporation now or hereafter established by the Board of Directors (the "Board of Directors" or the "Board") of the Corporation, the terms of which do not expressly provide that it ranks senior to, or on a parity with, the Series B Convertible Preferred Stock as to dividend and redemption rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as "Junior Stock");
(ii) on a parity with each other class or series of preferred stock of the Corporation established hereafter by the Board of Directors, the terms of which expressly provide that such class or series will rank on a parity with the Series B Convertible Preferred Stock as to dividend and redemption rights and rights on liquidation, winding-up and dissolution (collectively referred to as "Parity Stock"); and (iii) junior to each class or series of preferred stock of the Corporation established hereafter by the Board, the terms of which class or series expressly provide that such class or series will rank senior to the Series B Convertible Preferred Stock as to dividend and redemption rights or rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as "Senior Stock").

          Section 3. Dividends and Distributions.

          (a) The holders of shares of Series B Convertible Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for such purpose, cumulative dividends at the rate of $.60 per share of the Series B Convertible Preferred Stock per annum, and no more. The dividend on each share of Series B Convertible Preferred Stock shall accrue from the date of its original issuance. The dividend shall be payable on the last business day of June and December of each year, commencing on June 30, 2000, to the holders of record as they appear on the stock books of the Corporation on such record dates, not more than 60 nor less than 10 days preceding the payment dates for such dividends, as shall be fixed by the Board. The amount of dividends payable per share of Series B Convertible Preferred Stock for each semi-annual dividend period shall be computed by dividing the annual dividend amount by two. The amount of dividends payable for the initial dividend period and any period shorter than a full semi-annual dividend period shall be computed on the basis of a 365-day year and the actual days elapsed.

          (b) Any dividends on the Series B Convertible Preferred Stock payable pursuant to this Section 3 may be paid, at the Corporation's option, either in cash or by the issuance of shares of Common Stock having an average daily Closing Price (as hereinafter defined), on the five consecutive trading days immediately preceding the day prior to the record date for the determination of stockholders entitled to receive such dividend, equal to the amount of such dividends; provided, however, that cash will be paid in lieu of the issuance of fractional shares of Common Stock; and provided, further, that accrued and unpaid dividends payable pursuant to Section 4 or 5 will be paid in cash.

          (c) As used herein, the "Closing Price" for each day for any security shall be the last reported sales price regular way or, in case no sale takes place on such day, the average of the closing bid and asked prices regular way on such day, in either case as reported on the principal national securities exchange on which such security is listed or quoted (including, for this purpose, the Nasdaq Stock Market), or, if not so listed or quoted, the average of the high bid and low asked prices on such day as recorded by the Nasdaq Stock Market, or, if the Nasdaq Stock Market shall not have reported any bid and asked prices for such security on such day, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm selected from time to time by the Corporation for such purpose, or, if no such bid and asked prices can be obtained from any such firm, the fair market value of such security on such day as determined in good faith by the Board of Directors. Such determination by the Board of Directors shall be conclusive.

          (d) No dividends or other distributions, other than dividends payable solely in shares of Junior Stock, shall be paid or set apart for payment on, and no purchase, redemption or other acquisition shall be made by the Corporation of, any shares of Junior Stock unless and until all accrued and unpaid dividends due on the Series B Convertible Preferred Stock (whether or not declared) shall have been paid or declared and set apart for payment; provided, however, that the conversion, exercise or exchange of a security for Junior Stock shall not be deemed a purchase, redemption or acquisition of the security so converted or exercised for purposes of this Section 3(d).

          (e) If at any time any dividend on any Senior Stock shall be in default, in whole or in part, no dividend shall be paid or declared and set apart for payment on the Series B Convertible Preferred Stock unless and until all accrued and unpaid dividends with respect to the Senior Stock shall have been paid or declared and set apart for payment, without interest.

          (f) No full dividends shall be paid or declared and set apart for payment on any Parity Stock for any period unless all accrued but unpaid dividends (whether or not declared) have been, or contemporaneously are, paid or declared and set apart for such payment on the Series B Convertible Preferred Stock. No full dividends shall be paid or declared and set apart for payment on the Series B Convertible Preferred Stock for any period unless all accrued but unpaid dividends (whether or not declared) have been, or contemporaneously are, paid or declared and set apart for payment on the Parity Stock for all dividend periods terminating on or prior to the date of payment of such full dividends. When dividends are not paid in full upon the Series B Convertible Preferred Stock and the Parity Stock, all dividends paid or declared and set apart for payment upon shares of Series B Convertible Preferred Stock and the Parity Stock shall be paid or declared and set apart for payment pro rata, so that the amount of dividends paid or declared and set apart for payment per share on the Series B Convertible Preferred Stock and the Parity Stock shall in all cases bear to each other the same ratio that accrued and unpaid dividends per share on the shares of Series B Convertible Preferred Stock and the Parity Stock bear to each other. Any reference to "distribution" contained in this Section 3 shall not be deemed to include any distribution made in connection with any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

          Section 4. Liquidation Preference. In the event of a liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of Series B Convertible Preferred Stock shall be entitled to receive out of the assets of the Corporation, whether such assets constitute stated capital or surplus of any nature, a sum in cash equal to $15.00 per share (the "Liquidation Preference"), together with an amount equal to the dividends accrued and unpaid thereon (whether or not declared) to the date of final distribution to such holders, without interest, and no more, before any payment shall be made or any assets distributed to the holders of any Junior Stock; provided, however, that such rights shall accrue to the holders of Series B Convertible Preferred Stock only if the Corporation's payments with respect to the liquidation preference of the holders of Senior Stock are fully met. After the liquidation preferences of the Senior Stock are fully met, the entire assets of the Corporation available for distribution shall be distributed ratably among the holders of the Series B Convertible Preferred Stock and any Parity Stock in proportion to the respective preferential amounts to which each is entitled (but only to the extent of such preferential amounts). After payment in full of the accrued and unpaid dividends and the Liquidation Preference of the shares of the Series B Convertible Preferred Stock as provided in this Section 4, the holders of such shares shall not be entitled to any further participation in any distribution of assets by the Corporation. Neither a consolidation or merger of the Corporation with another corporation nor a sale or transfer of all or part of the Corporation's assets for cash, securities or other property will be considered a liquidation, dissolution or winding up of the Corporation.

          Section 5. Optional Redemption.

          (a) If at any time after February 11, 2000 (the "Issue Date"), the Closing Price of the Common Stock shall be $8.80 or more per share for any 15 consecutive trading days, the Corporation, at its option, may at any time (until the date that is five days after the last trading day used in determining the Closing Price for such 15 consecutive trading day period) give notice in accordance with Section 5(c) that it will redeem all, but not less than all, of the Series B Convertible Preferred Stock (an "Optional Price-Based Redemption") at a sum in cash equal to the Liquidation Preference per share, together with an amount equal to the dividends accrued and unpaid thereon (whether or not declared), pro rata to the date fixed for redemption.

          (b) At any time after the date that is 180 days after the Issue Date, the Corporation, at its option, may redeem (an "Optional Time-Based Redemption") all, but not less than all, of the Series B Convertible Preferred Stock on any date set by the Board of Directors, at the price per share set forth below (the "Principal Price"), plus, in each case, an amount in cash per share equal to the dividends accrued and unpaid thereon (whether or not declared), pro rata to the date fixed for redemption. The Principal Price for an Optional Time-Based Redemption shall be as follows:

If the date of the Optional Time-Based
Redemption is:                                                                 The Principal Price Shall Be:
more than 180 days after the Issue Date and less than 12 months after the
Issue Date..................................................................   150% of the Liquidation Preference

12 months or more after the Issue Date and less than 24 months after the
Issue Date..................................................................   125% of the Liquidation Preference

24 months or more after the Issue Date and less than 36 months after the
Issue Date..................................................................   115% of the Liquidation Preference

36 months or more after the Issue Date and at any time thereafter...........   110% of the Liquidation Preference

          (c) Not more than 60 nor less than 15 days prior to any redemption date, notice by first class mail, postage prepaid, shall be given to the holders of record of the Series B Convertible Preferred Stock, addressed to such stockholders at their last addresses as shown on the books of the Corporation. Each such notice of redemption shall specify the date fixed for redemption, the redemption price, the place or places of payment, the then effective Conversion Rate (as hereinafter defined), that the right of holders of shares of Series B Convertible Preferred Stock being redeemed to exercise their conversion right shall terminate as to such shares at the close of business on the day that immediately precedes the date that is fixed for redemption (provided that no default by the Corporation in the payment of the applicable redemption price shall have occurred and be continuing), that payment will be made upon presentation and surrender of the shares of Series B Convertible Preferred Stock, that accrued but unpaid dividends to the date fixed for redemption (whether or not declared) will be paid on the date fixed for redemption, and that on and after the redemption date, dividends will cease to accrue on such shares.

          (d) Any notice which is mailed as herein provided shall be conclusively presumed to have been duly given, whether or not the holder of the Series B Convertible Preferred Stock receives such notice; and failure to give such notice by mail, or any defect in such notice, to the holders of any shares designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series B Convertible Preferred Stock. On or after the date fixed for redemption as stated in such notice, each holder of the shares shall surrender the certificate (or certificates) evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the applicable redemption price. If, on the date fixed for redemption, funds necessary for the redemption shall be available therefor and shall have been irrevocably deposited or set aside, then, notwithstanding that the certificates evidencing any shares so called for redemption shall not have been surrendered, the dividends with respect to the shares so called shall cease to accrue after the date fixed for redemption, the shares shall no longer be deemed outstanding, the holders thereof shall cease to be stockholders, and all rights whatsoever with respect to the shares so called for redemption (except the right of the holders to receive the applicable redemption price, without interest, upon surrender of their certificates therefor) shall terminate. Any monies deposited by the Corporation pursuant to the foregoing provision and unclaimed at the end of one year from the date fixed for redemption shall, to the extent permitted by law, be returned to the Corporation, after which the holders of shares of Series B Convertible Preferred Stock so called for redemption shall look only to the Corporation for the payment thereof.

          Section 6. No Sinking Fund.

          The shares of Series B Convertible Preferred Stock shall not be subject to the operation of a purchase, retirement or sinking fund.

          Section 7. Conversion.

          (a) At any time after the Issue Date but not later than the close of business on the day preceding the date fixed for the redemption of the Series B Convertible Preferred Stock in any notice of redemption given pursuant to the provisions of Section 5 hereof if there is no default in payment of the applicable redemption price, the holders of the Series B Convertible Preferred Stock may, upon surrender of the certificates therefor, convert any or all of their shares of Series B Convertible Preferred Stock into fully paid and nonassessable shares of Common Stock and such other securities and property as hereinafter provided. Each share of Series B Convertible Preferred Stock shall be convertible at the office of any transfer agent for the Series B Convertible Preferred Stock, and at such other office or offices, if any, as the Board of Directors may designate, into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) as shall be equal to the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion. Shares of Series B Convertible Preferred Stock may initially be converted into full shares of Common Stock at the rate of 3.4 shares of Common Stock for each share of Series B Convertible Preferred Stock subject to adjustment as hereinafter provided (the "Conversion Rate"). Notwithstanding anything in this Section 7 to the contrary, no change in the Conversion Rate shall actually be made until the cumulative effect of the adjustments called for by this Section 7 since the date of the last change in the Conversion Rate would change the Conversion Rate by more than 1%. However, once the cumulative effect would result in such a change, the Conversion Rate shall actually be changed to reflect all adjustments called for by this Section 7 and not previously made.

          (b) The right of the holders of Series B Convertible Preferred Stock to convert their shares shall be exercised by surrendering for such purpose to the Corporation or its agent, as provided above, certificates representing shares to be converted, duly endorsed in blank or accompanied by proper instruments of transfer and a notice of conversion. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery upon conversion of shares of Common Stock or other securities or property in a name other than that of the holder of the shares of the Series B Convertible Preferred Stock being converted, and the Corporation shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

          (c) The Corporation (and any successor corporation) shall take all action necessary so that a number of shares of the authorized but unissued Common Stock (or common stock in the case of any successor corporation) sufficient to provide for the conversion of the Series B Convertible Preferred Stock outstanding upon the basis hereinbefore provided are at all times reserved by the Corporation (or any successor corporation), free from preemptive rights, for such conversion, subject to the provisions of Section 7(d). If the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock into which each share of the Series B Convertible Preferred Stock shall be convertible as herein provided, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Series B Convertible Preferred Stock on the new basis.

          (d) In case of any consolidation or merger of the Corporation with any other corporation or in case of any sale or transfer of all or substantially all of the assets of the Corporation, or in the case of any share exchange, in each case pursuant to which all of the outstanding shares of Common Stock are converted into other securities, cash or other property, the Corporation shall make appropriate provision or cause appropriate provision to be made so that each holder of shares of Series B Convertible Preferred Stock then outstanding shall have the right thereafter (in lieu of the right to convert into Common Stock, which right shall cease) to convert such shares of Series B Convertible Preferred Stock into the kind and amount of securities, cash or other property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which such shares of Series B Convertible Preferred Stock could have been converted immediately prior to the effective date of such consolidation, merger, sale, transfer or share exchange. If, in connection with any such consolidation, merger, sale, transfer or share exchange, each holder of shares of Common Stock is entitled to elect to receive either securities, cash or other property upon completion of such transaction, the Corporation shall provide or cause to be provided to each holder of Series B Convertible Preferred Stock the right to elect the securities, cash (other than by the exercise of appraisal rights) or other property into which the Series B Convertible Preferred Stock held by such holder shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made and the effect of failing to exercise the election). The Corporation shall not effect any such transaction unless the provisions of this Section 7(d) have been complied with. The above provisions shall similarly apply to successive consolidations, mergers, sales, transfers or share exchanges.

          (e) Upon the surrender of certificates representing shares of Series B Convertible Preferred Stock, the person converting shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, and all rights with respect to the shares surrendered shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other property as herein provided.

          (f) No fractional shares of Common Stock shall be issued upon conversion of Series B Convertible Preferred Stock but, in lieu of any fraction of a share of Common Stock which would otherwise be issuable in respect of the aggregate number of such shares surrendered for conversion at one time by the same holder, the Corporation shall pay in cash an amount equal to the product of
(i) the Closing Price of a share of Common Stock on the last trading day before the conversion date and (ii) such fraction of a share.

          (g) The Conversion Rate shall be adjusted from time to time under certain circumstances, subject to the provisions of the last two sentences of
Section 7(a), as follows:

               (i) In case the Corporation shall (A) pay a dividend or make a distribution on its Common Stock in shares of its capital stock, (B) subdivide its outstanding Common Stock into a greater number of shares, (C) combine the shares of its outstanding Common Stock into a smaller number of shares, or (D) issue by reclassification of its Common Stock any shares of its capital stock, then in each such case the Conversion Rate in effect immediately prior thereto shall be proportionately adjusted so that the holder of any Series B Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive, to the extent permitted by applicable law, the number and kind of shares of capital stock of the Corporation which it would have owned or have been entitled to receive after the happening of such event had such Series B Convertible Preferred Stock been converted immediately prior to the record date for such event (or if no record date has been established in connection with such event, the effective date for such action). An adjustment pursuant to this Section 7(g)(i) shall become effective immediately after the record date in the case of a stock dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination, or reclassification.

               (ii) In case the Corporation shall issue rights or warrants to all holders of the Common Stock entitling such holders to subscribe for or purchase Common Stock on the record date referred to below at a price per share less than the average daily Closing Prices of the Common Stock on the 30 consecutive trading days commencing 45 business days before such record date (the "Current Market Price"), then in each such case the Conversion Rate in effect on such record date shall be adjusted in accordance with the formula
               c1 = C x           O + N
                                  O + N x P
                                      -----
                                        M

Where

          c1 = the adjusted Conversion Rate.

          C = the current Conversion Rate (immediately preceding the issuance of such rights or warrants).

          O = the number of shares of Common Stock outstanding on the record date.

          N = the number of additional shares of Common Stock issuable pursuant to the exercise of such rights or warrants.

          P =  the exercise price per share of such rights or warrants.

          M = the Current Market Price per share of Common Stock on such record date.

Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. If any or all of such rights or warrants are not so issued or expire or terminate before being exercised, the Conversion Rate then in effect shall be readjusted appropriately.

               (iii) In case the Corporation shall, by dividend or otherwise, distribute to all holders of its Junior Stock or Parity Stock evidences of its indebtedness or assets (including cash or securities, but excluding any warrants or subscription rights referred to in Section 7(g)(ii) above, any ordinary dividend paid in cash out of the retained earnings of the Corporation and any dividend or distribution referred to in Section 7(g)(i) above), then in each such case the Conversion Rate then in affect shall be adjusted in accordance with the formula

               c1 = C x           M
                                  M-F

where

          c1   the adjusted Conversion Rate.

          C = the current Conversion Rate (immediately preceding such distribution).

          M = the Current Market Price per share of Common Stock with respect to the record date mentioned below.

          F = the aggregate amount of such cash dividend and/or the fair market value on such record date of the assets or securities to be distributed, divided by the number of shares of Common Stock outstanding on the record date. In the case of securities, the fair market value shall be the average of the daily Closing Price for the 30 trading days preceding such record date (or such fewer number of days for which there shall be a recognized trading market); provided, however, that if there shall not be any recognized trading market for such securities until after such record date, the fair market value shall be the average of the daily Closing Price for the 10 trading days following such record date. In all other cases, the Board of Directors shall determine such fair market value, which determination shall be conclusive.

Such adjustment shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution.

               (iv) All calculations hereunder shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be.

               (v) If at any time as a result of an adjustment made pursuant to
     Section 7(g)(i), the holder of any Series B Convertible Preferred Stock thereafter surrendered for conversion shall become entitled to receive securities, cash, or assets other than Common Stock, the number or amount of such securities or property so receivable upon conversion shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Section 7(g)(i) to (iv), inclusive, above.

          (h) Except as otherwise provided above in this Section 7, no adjustment in the Conversion Rate shall be made in respect of any conversion for share distributions or dividends theretofore declared and paid or payable on the Common Stock.

          (i) Whenever the Conversion Rate is adjusted as herein provided, the Corporation shall send to each transfer agent for the Series B Convertible Preferred Stock and the Common Stock, and to the principal securities exchange, if any, on which the Series B Convertible Preferred Stock and the Common Stock is traded, or the Nasdaq Stock Market if the Series B Convertible Preferred Stock or Common Stock is admitted for quotation thereon, a statement signed by the Chairman of the Board, the President, or any Vice President of the Corporation and by its Treasurer or its Secretary or Assistant Secretary stating the adjusted Conversion Rate determined as provided in this Section 7, and any adjustment so evidenced, given in good faith, shall be binding upon all stockholders and upon the Corporation. Whenever the Conversion Rate is adjusted, the Corporation will give notice by mail to the holders of record of Series B Convertible Preferred Stock, which notice shall be made within 45 days after the effective date of such adjustment and shall state the adjustment and the Conversion Rate. Notwithstanding the foregoing notice provisions, failure by the Corporation to give such notice or a defect in such notice shall not affect the binding nature of such corporate action of the Corporation.

          (j) Whenever the Corporation shall propose to take any of the actions specified in Section 7(d) or in Section 7(g)(i), (ii) or (iii) which would result in any adjustment in the Conversion Rate under this Section 7, the Corporation shall use its best efforts to cause a notice to be mailed at least 20 days prior to the date on which the books of the Corporation will close or on which a record will be taken for such action, to the holders of record of the outstanding Series B Convertible Preferred Stock on the date of such notice. Such notice shall specify the action proposed to be taken by the Corporation and the date as of which holders of record of the Common Stock shall participate in any such actions or be entitled to exchange their Common Stock for securities or other property, as the case may be. Failure by the Corporation to mail the notice or any defect in such notice shall not affect the validity of the transaction.

          (k) Notwithstanding any other provision of this Section 7, no adjustment in the Conversion Rate need be made (i) for a transaction referred to in Section 7(g)(i), (ii) or (iii) if holders of Series B Convertible Preferred Stock are to participate in the transaction or distribution on a basis and with notice that the Board of Directors reasonably determines such transaction to be fair to the holders of the Series B Convertible Preferred Stock and appropriate in light of the basis on which holders of Common Stock or, in the case of a transaction referred to in Section 7(g)(iii), holders of Junior Stock participate in the transaction; (ii) for sales of Common Stock pursuant to a plan for reinvestment of dividends and interest, provided that the purchase price in any such sale is at least equal to 90% of the fair market value of the Common Stock at the time of such purchase, or pursuant to any plan adopted by the Corporation for the benefit of its employees, directors or consultants;
(iii) for a change in par value of the Common Stock not involving a subdivision or combination described in Section 7(g)(i)(B) or 7(g)(i)(C); or (iv) after the Series B Convertible Preferred Stock becomes convertible solely into cash by reason of an adjustment pursuant to Section 7(d) hereof.

               Section 8. Voting Rights.

               (a) The holders of Series B Convertible Preferred Stock will not have any voting rights except as set forth in this Section 8 or as otherwise from time to time required by law.

               (b) The affirmative vote or consent of the holders of at least a majority of the outstanding shares of the Series B Convertible Preferred Stock, voting separately as a class, will be required for (i) the issuance of any Senior Stock or Parity Stock or (ii) any amendment, alteration or repeal of this Certificate of Designation if such amendment, alteration or repeal materially and adversely affects the powers, preferences or special rights of the Series B Convertible Preferred Stock. The creation, authorization or issuance of any shares of any Junior Stock or the increase or decrease in the amount of authorized capital stock of any class, including preferred stock, shall not require the consent of holders of the Series B Convertible Preferred Stock and shall not be deemed to affect adversely the rights, preferences, privileges or voting rights of shares of Series B Convertible Preferred Stock. Such right of the holders of Series B Convertible Preferred Stock to vote as hereinabove provided may be exercised at any annual meeting or at any special meeting called for such purpose as hereinafter provided or at any adjournment thereof.

               (c) If dividends on the Series B Convertible Preferred Stock are in arrears and unpaid for six or more dividend periods (whether or not consecutive) (a "Dividend Default"), then the number of directors constituting the Board of Directors of the Corporation will be increased by two and the holders of the then outstanding shares of Series B Convertible Preferred Stock (together with the holders of Parity Stock upon which like rights have been conferred and are exercisable), voting separately and as a class, shall have the right and power to elect such two additional directors. The occurrence of a Dividend Default is a "Voting Rights Triggering Event." A Voting Rights Triggering Event shall not be deemed to have occurred if at the time of such event there are less than 25,000 shares of Series B Convertible Preferred Stock then outstanding.

               (d) The voting rights set forth in Section 8(c) will continue until such time as (x) in the case of a default in the payment of dividends, all dividends in arrears on the Series B Convertible Preferred Stock are paid in full or (y) there are fewer than 25,000 shares of Series B Convertible Preferred Stock outstanding, at which time the term of any directors elected pursuant to the provisions of Section 8(c) shall terminate and the number of directors constituting the Board of Directors shall be decreased by two (until the occurrence of any subsequent Voting Rights Triggering Event). At any time after voting power to elect directors shall have become vested and be continuing in the holders of Series B Convertible Preferred Stock pursuant to Section 8(c), or if vacancies shall exist in the offices of directors elected by such holders, a proper officer of the Corporation may, and upon the written request of the holders of record of at least 25% of the shares of Series B Convertible Preferred Stock then outstanding addressed to the Secretary of the Corporation shall, call a special meeting of the holders of Series B Convertible Preferred Stock; provided, however, that no such special meeting shall be called if the next annual meeting of stockholders of the Corporation is to be held within 60 days after the voting power to elect directors shall have become vested, in which case such meeting shall be deemed to have been called for such next annual meeting. If such meeting shall not be called by a proper officer of the Corporation within 20 days after personal service to the Secretary of the Corporation at its principal executive offices, then the holders of record of at least 25% of the outstanding shares of Series B Convertible Preferred Stock may designate in writing one of their members to call such meeting at the expense of the Corporation, and such meeting may be called by the person so designated upon the notice required for the annual meetings of stockholders of the Corporation and shall be held at the place for holding the annual meetings of stockholders. Any holder of Series B Convertible Preferred Stock so designated shall have, and the Corporation shall provide, access to the lists of holders of Series B Convertible Preferred Stock to be called pursuant to the provisions hereof. If no special meeting of the holders of Series B Convertible Preferred Stock is called as provided in this Section 8(d), then such meeting shall be deemed to have been called for the next annual meeting of stockholders of the Corporation or special meeting of the holders of any other capital stock of the Corporation.

                   (e) At any meeting held for the purposes of electing directors at which the holders of Series B Convertible Preferred Stock (together with the holders of Parity Stock upon which like rights have been conferred and are exercisable) shall have the right, voting together as a separate class, to elect directors as aforesaid, the presence in person or by proxy of the holders of at least a majority in voting power of the outstanding shares of Series B Convertible Preferred Stock (and such Parity stock) shall be required to constitute a quorum thereof.

                   (f) Any vacancy occurring in the office of a director elected by the holders of Series B Convertible Preferred Stock (and such Parity Stock) may be filled by the remaining director elected by the holders of Series B Convertible Preferred Stock (and such Parity Stock) unless and until such vacancy shall be filled by the holders of Series B Convertible Preferred Stock (and such Parity Stock).

                   (g) In any case in which the holders of Series B Convertible Preferred Stock shall be entitled to vote pursuant to this Section 8 or pursuant to Delaware law, each holder of Series B Convertible Preferred Stock entitled to vote with respect to such matters shall be entitled to one vote for each share of Series B Convertible Preferred Stock held.

                   Section 9. Outstanding Shares. All shares of Series B Convertible Preferred Stock shall be deemed outstanding except: (i) from the date fixed for redemption pursuant to Section 5 hereof, all shares of Series B Convertible Preferred Stock which have been so called for redemption under Section 5, if funds necessary for such redemption of such shares are available; (ii) from the date of surrender of certificates representing shares of Series B Convertible Preferred Stock for conversion into Common Stock, all shares of Series B Convertible Preferred Stock converted into Common Stock; and
(iii) from the date of registration of transfer, all shares of Series B Convertible Preferred Stock held of record by the Corporation or any subsidiary of the Corporation.

          IN WITNESS WHEREOF, Frontline Communications Corporation has caused this certificate to be signed by Stephen J. Cole-Hatchard, its Chief Executive Officer this 10th day of February, 2000.

                                           FRONTLINE COMMUNICATIONS CORPORATION


                                           By /s/ Stephen J. Cole-Hatchard
                                              ----------------------------------
                                              Stephen J. Cole-Hatchard
                                              Chief Executive Officer

                                                                         ANNEX E

                       OPINION OF GunnAllen FINANCIAL, INC.

March 13, 2003

The Special Committee of the Board of Directors
Frontline Communications Corporation
One Blue Hill Plaza
Pearl River, New York 10965

Members of the Board:

     You have asked GunnAllen Financial, Incorporated ("GunnAllen") to render a written opinion ("Opinion") to the Special Committee of the Board of Directors as to the fairness, from a financial point of view, to Frontline Communications Corporation frontline") of the Transaction (defined below) provided for in the stock Purchase Agreement, dated as of January 24, 2003 (the "Stock Purchase Agreement"), among Frontline Communications Corporation, a Delaware Corporation and Proyecciones y Ventas Organizadas, S.A. de C.V., a corporation organized under the laws of the Republic of Mexico, Ventura Martinez del Rio Requejo, and Ventura Martinez del Rio Arrangoiz, ("collectively referred to as "Provo"). The Stock Purchase Agreement provides for, among things, the acquisition by Frontline of all outstanding shares of the common stack, par value peso $50 per share, of Provo and its subsidiaries ( as outlined in the Stock Purchase Agreement) in exchange for an aggregate of 22,000,000 shares of the common stock, per value $0.01 per share, of Frontline ("the Transaction"), subject to certain adjustments as more fully described In the Stock Purchase Agreement and as a result of the acceptance and conversion of Provo's Series C Preferred Stock, Our opinion does not address the fairness of the Transaction if Frontline issues Provo a note in the amount of $20 million as provided for in the Stock Purchase Agreement.

     You also have asked GunnAllen to render an Opinion to the Special Committee of the Board of Directors as to the fairness, from a financial point of view, to the holders of Frontline, other than Provo than the consideration to be received by stockholders of Provo pursuant to the Stock Purchase Agreement.

     In arriving at our Opinion, we:

     (a) reviewed the Stock Purchase Agreement and certain related documents, including forms of exhibits attached as exhibits to the Stock Purchase Agreement (including the Certificate of Designation and "Registration Rights Agreement");

     (b) reviewed audited financial statements of Frontline and for the fiscal years ended December 31, December 31, 2000 and December 31, 2001 and the unaudited financial statements of Provo for the fiscal years ending December 31, 2004-December 31, 2001 and December 31, 2002 and assumed that there would be no material differences in the unaudited financial statements after they were audited.

     (c) reviewed unaudited financial statements of Frontline for the nine months ended September 30, 2002;

     (d) reviewed financial forecasts and other information relating to Frontline and Provo provided to or discussed with us by the managements of Frontline and Provo.

     (e) reviewed historical market prig and trading volumes for Frontline Common Stock

     (f) held discussions with the senior managements and other representatives of Frontline with reaped to the businesses and prospects for future growth of Frontline and Provo;

     (g) reviewed and analyzed certain publicly available financial date for certain companies we deemed comparable to Frontline and Provo;

     (h) performed discounted cash flow analyses of Frontline and Provo using assumptions of future performance prepared or discussed with us by the managements of Frontline and Provo;

     (i) reviewed public information concerning Frontline, and

     (j) performed such other analyses and reviewed and considered such other information and factors as we deemed appropriate.


     In rendering our Opinion, we relied upon and assumed, without independent verification or investigation, the accuracy and completeness of all of the financial and other information provided to or discussed with us by Frontline and Provo and their respective employees, representatives and affiliates. With respect to the financial forecasts and other information relating to Frontline and provided to or discussed with us by the managements of Frontline and Provo, we assumed, at the direction of the managements of Frontline and Prow, without independent verification or investigation, that such forecasts and information were reasonably prepared on bases reflecting the best available information, estimates and judgments of the managements of Frontline and Provo as to the existing and future financial condition end operating results of Frontline and Provo . We have relied, at the direction of the managements of Frontline and Provo, without independent verification or investigation, upon the assessments of the managements of Frontline and Provo as to the existing and future technology and products of and the risks associated with such technology and products. We have assumed, with the consent of Frontline, that in the course of obtaining the necessary regulatory or third party approvals and consents for the Transaction, no delay, limitation, restriction or conditions will be imposed that would have a material adverse effect on Frontline or the contemplated benefits to Frontline of the Transaction. We also have assumed, with to consent of Frontline, that the Transaction and the other transactions contemplated by tire Agreements will be consummated, in all material respects in accordance with their terms, without waiver, modification or amendment of any material conditions or agreements. We have neither made nor obtained any independent evaluations or appraisals of the assets or liabilities (contingent or otherwise) of Frontline, Provo, or affiliated entities. We are not expressing any opinion as to the underlying valuation, future performance or long-term viability of Frontline, Provo or the prices at which the Frontline Common Stock will trade upon or subsequent to announcement or consummation of the Transaction. We express no view as to, end our Opinion does not address, the underlying business decision of Frontline to effect the Transaction nor were we requested to consider the relative merits of the Transaction as compared to any alternative business strategies that might exist for Frontline or the effect of any other transaction in which Frontline might engage. In connection with our engagement, we were not requested to, and we did not, participate in the negotiation or structuring of the Transaction. Our Opinion is necessarily based on the Information available to us and general economic, financial and stock market conditions and circumstances as they exist and can be evaluated by us on the date hereof. It should be understood that, although subsequent developments may affect this Opinion, we do not have any obligation to update, revise or reaffirm the Opinion.


     As part of our investment banking business, we are regularly engaged in valuations of businesses end securities in connection with acquisitions and mergers, underwritings, secondary distributions of securities, private placements and valuations for other purposes.

     We have been engaged solely to render an Opinion to the Special Committee of the Board of Directors in connection with the Transaction, for which we tire received and will receive compensation, the balance of which was paid upon delivery of this Opinion. GunnAllen Financial and its affiliates has not in the past but may in the future provide services to Frontline unrelated to the proposed Transaction, for which services GunnAllen Financial and its affiliates may receive compensation. In he ordinary course of business, GunnAllen Financial and its affiliates may actively trade securities of Frontline for their own account and for the accounts of customers and, accordingly, may at arty time hold a long or short position in such securities.

     Based upon and subject to the foregoing, and such other factors as we deemed relevant, It is our opinion that, as of the date hereof, the Transaction is fair, from a financial point of view, to Frontline and the holders of Frontline Common Stock, other than Provo and its affiliates. This Opinion is for the use of the Special Committee of the Board of Directors of Frontline in Its evaluation of the Transaction and does riot constitute a recommendation to any stockholder of Frontline or how such stockholder should vote with respect to any matters relating to the Transaction.

                                                          Very truly yours,


                                                         /s/ GunnAllen Financial
                                                         ----------------------
                                                             GunnAllen Financial

                                                                         ANNEX F

                            CERTIFICATE OF AMENDMENT
                                       to
                           CERTIFICATE OF DESIGNATION
                                       of
                         SERIES B CUMULATIVE CONVERTIBLE
                           REDEEMABLE PREFERRED STOCK
                                       of
                      FRONTLINE COMMUNICATIONS CORPORATION

     Frontline Communications Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

     FIRST: The Certificate of Designation of Series B Cumulative Convertible Redeemable Preferred Stock of the Corporation (the "Certificate of Designation") is hereby amended by adding a new Section 10 to such Certificate of Designation, which new Section 10 shall read in its entirety as follows:

          "Section 10. Mandatory Conversion. Notwithstanding anything to the contrary contained in this Section 7:

               (a) Each share of Series B Convertible Preferred Stock that is issued and outstanding on the date and time at which this Certificate of Amendment of the Certificate of Designation (this "Certificate of Amendment") becomes effective shall be and is, by means of this Certificate of Amendment, automatically and without any further action on the part of the stockholders of the Corporation, converted into six shares of the Common Stock of the Corporation. The time and the date on which such conversion occurs and becomes effective shall be hereinafter referred to as the "Mandatory Conversion Date".

               (b) Holders of shares of Series B Convertible Preferred Stock immediately prior to conversion pursuant to Section 10(a) shall, from and after the Mandatory Conversion Date, cease to own, be holders of or have any rights to or arising out of any shares of Series B Convertible Preferred Stock and, in lieu thereof, shall automatically and without any further action become owners or holders of and have rights to and arising out of the number of shares of Common Stock into which such shares of Series B Convertible Preferred Stock converted pursuant to Section 10. Until such time as each holder of shares of Series B Convertible Preferred Stock receives the stock certificate or stock certificates representing shares of Common Stock pursuant to Section 10(d) below, all stock certificates that, immediately prior to the Mandatory Conversion Date, represented shares of Series B Convertible Preferred Stock held by such holder of Series B Convertible Preferred Stock, shall, from and after the Mandatory Conversion Date, cease to represent shares of Series B Convertible Preferred Stock and shall be deemed to represent the number of shares of Common Stock into which the shares of Series B Convertible Preferred Stock previously represented by such stock certificate or certificates were converted on the Mandatory Conversion Date pursuant to
     Section 10(a) above.

               (c) Within ten (10) days after the Mandatory Conversion Date, the Corporation shall give written notice to all holders of record of shares of Series B Convertible Preferred Stock that a conversion pursuant to this
     Section 10(a) has occurred and become effective. Such written notice shall be sent by first class mail, postage prepaid to the last address of each record stockholder as shown on the books of the Corporation, and such notice shall set forth the number of shares of Common Stock issued to such record holder on account of the conversion of such record holder's shares of Series B Convertible Preferred Stock in accordance with the provisions of Section 10(a).

               (d) The Corporation shall cause its transfer agent to deliver as promptly as practicable but in no event later than three (3) trading days after delivery of written notice from the Corporation pursuant to Section 10(c) above a stock certificate or stock certificates representing the number of shares of Common Stock into which all of such holder's shares of Series B Convertible Preferred Stock converted pursuant to Section 10(a), and thereafter each holder of a stock certificate or stock certificates that, prior to the Mandatory Conversion Date, represented shares of Series B Convertible Preferred Stock shall surrender such stock certificate or certificates to the Corporation's transfer agent at the place designated in such written notice. If so required by the Corporation or such transfer agent, stock certificates surrendered pursuant to this Section 10(d) shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation or such transfer agent, duly executed by the registered holder or by his or its attorney duly authorized in writing. The Corporation shall pay all expenses related to such issuances (including any stamp taxes or issue taxes); provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock or other securities or property on conversion of shares of Series B Convertible Preferred Stock in a name other than that of such holder, and the Corporation shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of any such tax or shall have established to the satisfaction of the Corporation that such tax has been paid. The converting holder shall be responsible for the amount of any withholding tax payable in connection with any conversion of shares of Series B Convertible Preferred Stock."

     SECOND: The amendments to the Certificate of Designation herein certified has been duly adopted by the Board of Directors of the Corporation in accordance with the provisions of Section 141 of the General Corporation Law of the State of Delaware.


     THIRD: The amendments to the Certificate of Designation herein certified have been duly adopted by (i) a majority of the holders of the Series B Convertible Preferred Stock of the Corporation and (ii) a majority of the holders of the Common Stock of the Corporation, at a meeting convened on December 12, 2003, in accordance with the provisions of Sections 211 et. seq. of the General Corporation Law of the State of Delaware.


     FOURTH: The capital of said Corporation shall not be reduced under or by reason of said amendment.


     IN WITNESS WHEREOF, Frontline Communications Corporation has caused this Certificate to be signed by its Chief Executive Officer this ___ day of December, 2003.


                                            Frontline Communications Corporation


                                            By:
                                                --------------------------------
                                                Stephen Cole-Hatchard
                                                Chief Executive Officer

                                                                         ANNEX G

                         FOURTH CERTIFICATE OF AMENDMENT
                                       to
                          CERTIFICATE OF INCORPORATION
                                       of
                      FRONTLINE COMMUNICATIONS CORPORATION

     The undersigned, the Chief Executive Office of Frontline Communications Corporation, a Delaware corporation (the "Corporation"), does hereby certify as follows:

     1. That the name of the Corporation is Frontline Communications
Corporation.

     2. That the Certificate of Incorporation of the Corporation was filed with the Delaware Secretary of State on February 18, 1997.

     3. That a first Certificate of Amendment to the Certificate of Incorporation of the Corporation was filed with the Delaware Secretary of State on July 24, 1997.

     4. That a second Certificate of Amendment to the Certificate of Incorporation of the Corporation was filed with the Delaware Secretary of State on June 28, 1998.

     5. That a third Certificate of Amendment to the Certificate of Incorporation of the Corporation was filed with the Delaware Secretary of State on January 6, 2000.

     6. That Article First of said Certificate of Incorporation, as amended, is hereby further amended by striking it out in its entirety and inserting in lieu and instead thereof a new Article First as follows:

               "FIRST: The name of the Corporation is Provo International, Inc."

     7. That the first paragraph of Article Fourth of said Certificate of Incorporation, as amended, is hereby further amended by striking out the first paragraph of Article Fourth thereof as it now exists and inserting in lieu and instead thereof a new first paragraph of Article Fourth as follows:

               "FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is One Hundred Two Million (102,000,000) shares, of which One Hundred Million (100,000,000) shares shall be Common Stock, par value $0.01per share, and Two Million (2,000,000) shares shall be Preferred Stock, par value per $0.01 per share.

     8. That Article Fourth of said Certificate of Incorporation, as amended, is hereby further amended by adding to the end of the thirteenth paragraph thereof, the following:

          "Each three shares of Common Stock of the Corporation, par value $0.01, that are issued and outstanding on the date and at the time at which this Fourth Certificate of Amendment of the Certificate of Incorporation (the "Fourth Certificate of Amendment") becomes effective shall be and are, by means of this Fourth Certificate of Amendment, automatically and without any further action on the part of the stockholders of the Corporation converted into and reconstituted as two fully-paid and non-assessable shares of Common Stock of the Corporation, par value $0.01, subject to the treatment of fractional interests as described below, with a resultant simultaneous change in the amount of stated capital and additional paid-in capital of the Corporation. Each holder of a certificate or certificates which, immediately prior to the effective date of this Fourth Certificate of Amendment pursuant to and in accordance with the General Corporation Law of the State of Delaware (the "Effective Date"), representing outstanding shares of Common Stock prior to the Effective Date shall be entitled to receive a certificate representing the number of new shares of Common Stock to which such holder shall be entitled as a result of this Fourth Certificate of Amendment upon presentation of the certificate representing the outstanding shares prior to the Effective Date to the Corporation's transfer agent for cancellation and exchange.

          No scrip or fractional certificates will be issued upon such conversion and reconstitution. The number of shares of Common Stock shown on any certificate issuable upon the effectiveness of this Fourth Certificate of Amendment shall be rounded down to the nearest whole share if a fractional share interest in a share of Common Stock would, except for the provisions of the preceding sentence, be deliverable upon such conversion and reconstitution. The Corporation shall pay an amount in cash equal to the fair market value of such fractional interest to each holder of shares of Common Stock to whom such fractional interest would have been deliverable. Such fair market value will be determined by multiplying the fractional interest by the closing sale price per share of the Common Stock on the American Stock Exchange (or such other quotation or listing system on which the Common Stock may then be listed or quoted) on the business day immediately preceding the Effective Date. Such cash payment would be made upon the surrender to the Corporation's transfer agent of stock certificates representing a fractional share interest. The ownership of a fractional share interest in a share of Common Stock will not give the holder thereof any voting, dividend or other rights except the right to receive payment therefor as described herein.

          Except as required by law, all shares of Common Stock shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions. Except as required by law, the holders of shares of Common Stock shall be entitled to one vote per share of Common Stock on all matters on which stockholders of the Corporation have the right to vote."

     9. The foregoing amendment was duly approved and adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware and the Corporation's By-Laws at a meeting of the Board of Directors of the Corporation.


     10. At the Annual Meeting of the Stockholders of the Corporation held on December 12, 2003, duly called and held in accordance with the provisions of
Section 222 of the General Corporation Law of the State of Delaware, a majority of the shares of the outstanding Common Stock entitled to vote thereon were voted in favor of the amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware.


     11. This amendment shall be effective on the date this Fourth Certificate of Amendment is filed and accepted by the Secretary of State of the State of Delaware.


     The undersigned, being the Chief Executive Office of the Corporation, for purposes of amending its Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware, acknowledges that it is his act and deed and that the facts stated herein are true, and has signed this instrument on December _, 2003


                                            FRONTLINE COMMUNICATIONS CORPORATION


                                            By:
                                                --------------------------------
                                                Stephen Cole-Hatchard
                                                Chief Executive Officer

                                                                         ANNEX H


                         COMMON STOCK PURCHASE AGREEMENT

          COMMON STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of July 7, 2003 by and between FRONTLINE COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), and FUSION CAPITAL FUND II, LLC, an Illinois limited liability company (the "Buyer"). Capitalized terms used herein and not otherwise defined herein are defined in Section 10 hereof.

                                    WHEREAS:

          Subject to the terms and conditions set forth in this Agreement, the Company wishes to sell to the Buyer, and the Buyer wishes to buy from the Company, up to Thirteen Million Dollars ($13,000,000) of the Company's common stock, par value $0.01 per share (the "Common Stock"). The shares of Common Stock to be purchased hereunder are referred to herein as the "Purchase Shares." In addition, as set forth in Section 1 (h) hereof, the Company may, in its sole discretion, at any time after the date hereof and until 30 days after such date as the Available Amount is equal to $0, deliver an irrevocable written notice to the Buyer stating that the Company elects to enter into a second Common Stock Purchase Agreement with the Buyer for the purchase of an additional Thirteen Million Dollars ($13,000,000) of Common Stock.

          NOW THEREFORE, the Company and the Buyer hereby agree as follows:

          1. PURCHASE OF COMMON STOCK.

          Subject to the terms and conditions set forth in Sections 6, 7 and 9 below, the Company hereby agrees to sell to the Buyer, and the Buyer hereby agrees to purchase from the Company, shares of Common Stock as follows:

          (a) Commencement of Purchases of Common Stock. The purchase and sale of Common Stock hereunder shall commence (the "Commencement") within five (5) Trading Days following the date of satisfaction (or waiver) of the conditions to the Commencement set forth in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and Buyer) (the date of such Commencement, the "Commencement Date").

          (b) Buyer's Purchase Rights and Obligations. Subject to the Company's right to suspend purchases under Section 1(d)(ii) hereof, the Buyer shall purchase shares of Common Stock on each Trading Day during each Monthly Period equal to the Daily Purchase Amount (as defined in Section 1(c)(i)) at the Purchase Price. Within one (1) Trading Day of receipt of Purchase Shares, the Buyer shall pay to the Company an amount equal to the Purchase Amount with respect to such Purchase Shares as full payment for the purchase of the Purchase Shares so received. The Company shall not issue any fraction of a share of Common Stock upon any purchase. All shares of Common Stock (including fractions thereof) issuable upon a purchase under this Agreement shall be aggregated for purposes of determining whether the purchase would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up or down to the nearest whole share. All payments made under this Agreement shall be made in lawful money of the United States of America by check or wire transfer of immediately available funds to such account as the Company or Buyer may from time to time designate by written notice in accordance with the provisions of this Agreement. Whenever any amount expressed to be due by the terms of this Agreement is due on any day that is not a Trading Day, the same shall instead be due on the next succeeding day which is a Trading Day.

          (c) The Daily Purchase Amount; Company's Right to Decrease or Increase the Daily Purchase Amount.

                    (i) The Daily Purchase Amount. As used herein the term "Original Daily Purchase Amount" shall mean Sixteen Thousand Two Hundred Fifty Dollars ($16,250) per Trading Day. As used herein, the term "Daily Purchase Amount" shall mean initially Sixteen Thousand Two Hundred Fifty Dollars ($16,250) per Trading Day, which amount may be increased or decreased from time to time pursuant to this Section 1(c).

                    (ii) Company's Right to Decrease the Daily Purchase Amount. The Company shall always have the right at any time to decrease the amount of the Daily Purchase Amount by delivering written notice (a "Daily Purchase Amount Decrease Notice") to the Buyer which notice shall specify the new Daily Purchase Amount. The decrease in the Daily Purchase Amount shall become effective one Trading Day after receipt by the Buyer of the Daily Purchase Amount Decrease Notice. Any purchases by the Buyer which have a Purchase Date on or prior to the first (1st) Trading Day after receipt by the Buyer of a Daily Purchase Amount Decrease Notice must be honored by the Company as otherwise provided herein. The decrease in the Daily Purchase Amount shall remain in effect until the Company delivers to the Buyer a Daily Purchase Amount Increase Notice (as defined below).

                    (iii) Company's Right to Increase the Daily Purchase Amount. The Company shall have the right (but not the obligation) to increase the amount of the Daily Purchase Amount in accordance with the terms and conditions set forth in this Section 1(c)(iii) by delivering written notice to the Buyer stating the new amount of the Daily Purchase Amount (a "Daily Purchase Amount Increase Notice"). A Daily Purchase Amount Increase Notice shall be effective five (5) Trading Days after receipt by the Buyer. The Company shall always have the right at any time to increase the amount of the Daily Purchase Amount up to the Original Daily Purchase Amount. With respect to increases in the Daily Purchase Amount above the Original Daily Purchase Amount, as the market price for the Common Stock increases the Company shall have the right from time to time to increase the Daily Purchase Amount as follows. For every $0.50 increase in Threshold Price above $1.00 (subject to equitable adjustment for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction), the Company shall have the right to increase the Daily Purchase Amount by up to an additional $3,250 in excess of the Original Daily Purchase Amount. "Threshold Price" for purposes hereof means the lowest Sale Price of the Common Stock during the five (5) consecutive Trading Days immediately prior to the submission to the Buyer of a Daily Purchase Amount Increase Notice (subject to equitable adjustment for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction). For example, if the Threshold Price is $1.50, the Company shall have the right to increase the Daily Purchase Amount to up to $19,500 in the aggregate. If the Threshold Price is $2.50, the Company shall have the right to increase the Daily Purchase Amount to up to $26,000 in the aggregate. Any increase in the amount of the Daily Purchase Amount shall continue in effect until the delivery to the Buyer of a Daily Purchase Amount Decrease Notice. However, if at any time during any Trading Day the Sale Price of the Common Stock is below the applicable Threshold Price, such increase in the Daily Purchase Amount shall be void and the Buyer's obligations to buy Purchase Shares hereunder in excess of the applicable maximum Daily Purchase Amount shall be terminated. Thereafter, the Company shall again have the right to increase the amount of the Daily Purchase Amount as set forth herein by delivery of a new Daily Purchase Amount Increase Notice only if the Sale Price of the Common Stock is above the applicable Threshold Price on each of five (5) consecutive Trading Days immediately prior to such new Daily Purchase Amount Increase Notice.

          (d) Limitations on Purchases.

                    (i) Limitation on Beneficial Ownership. The Company shall not effect any sale under this Agreement and the Buyer shall not have the right to purchase shares of Common Stock under this Agreement to the extent that after giving effect to such purchase the Buyer together with its affiliates would beneficially own in excess of 4.9% of the outstanding shares of the Common Stock following such purchase. For purposes hereof, the number of shares of Common Stock beneficially owned by the Buyer and its affiliates or acquired by the Buyer and its affiliates, as the case may be, shall include the number of shares of Common Stock issuable in connection with a purchase under this Agreement with respect to which the determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (1) a purchase of the remaining Available Amount which has not been submitted for purchase, and (2) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Buyer and its affiliates. If the 4.9% limitation is ever reached the Company shall have the option to increase such limitation to 9.9% by delivery of written notice to the Buyer. Thereafter, if the 9.9% limitation is ever reached this shall not affect or limit the Buyer's obligation to purchase the Daily Purchase Amount as otherwise provided in this Agreement. Specifically, even though the Buyer may not receive additional shares of Common Stock in the event that the 9.9% limitation is ever reached, the Buyer is still obligated to pay to the Company the Daily Purchase Amount on each Trading Day as otherwise obligated under this Agreement, e.g. no Event of Default (as defined in Section 9 hereof) has occurred, nor any event which, after notice and/or lapse of time, would become an Event of Default. Under such circumstances, the Buyer would have the right to acquire additional shares of Common Stock in the future only at such time as its ownership subsequently become less than the 9.9% limitation. For purposes of this Section, in determining the number of outstanding shares of Common Stock the Buyer may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-Q or Form 10-K, as the case may be, (2) a more recent public announcement by the Company or (3) any other written communication by the Company or its Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the reasonable written or oral request of the Buyer, the Company shall promptly confirm orally and in writing to the Buyer the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to any purchases under this Agreement by the Buyer since the date as of which such number of outstanding shares of Common Stock was reported. Except as otherwise set forth herein, for purposes of this Section 1(d)(i), beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended.

                    (ii) Company's Right to Suspend Purchases. The Company may, at any time, give written notice (a "Purchase Suspension Notice") to the Buyer suspending purchases of Purchase Shares by the Buyer under this Agreement. The Purchase Suspension Notice shall be effective only for purchases that have a Purchase Date later than one (1) Trading Day after receipt of the Purchase Suspension Notice by the Buyer. Any purchase by the Buyer that has a Purchase Date on or prior to the first (1st) Trading Day after receipt by the Buyer of a Purchase Suspension Notice from the Company must be honored by the Company as otherwise provided herein. Such purchase suspension shall continue in effect until a revocation in writing by the Company, at its sole discretion. So long as a Purchase Suspension Notice is in effect, the Buyer shall not be obligated to purchase any Purchase Shares from the Company under Section 1 of this Agreement.

                    (iii) Purchase Price Floor. The Company shall not affect any sales under this Agreement and the Buyer shall not have the right nor the obligation to purchase any Purchase Shares under this Agreement on any Trading Day where the Purchase Price for any purchases of Purchase Shares would be less than the Floor Price.

          (e) Records of Purchases. The Buyer and the Company shall each maintain records showing the remaining Available Amount at any given time and the dates and Purchase Amounts for each purchase or shall use such other method, reasonably satisfactory to the Buyer and the Company.

          (f) Taxes. The Company shall pay any and all transfer, stamp or similar taxes that may be payable with respect to the issuance and delivery of any shares of Common Stock to the Buyer made under this Agreement.

          (g) Compliance with Principal Market Rules. The Company shall not effect any sale under this Agreement and the Buyer shall not have the right to purchase shares of Common Stock under this Agreement to the extent that after giving effect to such purchase the "Exchange Cap" shall be deemed to be reached. The "Exchange Cap" shall be deemed to have been reached if, at any time prior to the shareholders of the Company approving the transaction contemplated by this Agreement, upon a purchase under this Agreement, the Purchase Shares issuable pursuant to such purchase would, together with all Purchase Shares previously issued under this Agreement, exceed 2,032,977 shares of Common Stock (19.99% of the 10,169,972 outstanding shares of Common Stock as of the date of this Agreement). The Company may, but shall be under no obligation to, request its shareholders to approve the transaction contemplated by this Agreement. The Company shall not be required or permitted to issue any shares of Common Stock under this Agreement if such issuance would breach the Company's obligations under the rules or regulations of the Principal Market.

          (h) Option for Second Tranche; Second Common Stock Purchase Agreement. The Company may, in its sole discretion, at any time after the date hereof and until 30 days after such date as the Available Amount is equal to $0 (the "Second Tranche Expiration Date"), deliver an irrevocable written notice (the "Second Tranche Notice") to the Buyer stating that the Company elects to enter into an additional Common Stock Purchase Agreement (the "Second Common Stock Purchase Agreement") with the Buyer for the purchase of Thirteen Million

Dollars ($13,000,000) of additional Common Stock. It is agreed and acknowledged by the parties hereto that entering into the Second Common Stock Purchase Agreement shall be at the option of the Company in its sole discretion until such time as the Company shall have delivered the Second Tranche Notice to the Buyer. The Buyer shall not be obligated to enter into the Second Common Stock Purchase Agreement unless the Company has delivered the Second Tranche Notice prior to the Second Tranche Expiration Date. The Second Common Stock Purchase Agreement may not be entered into until the aggregate Available Amount under this Agreement is fully used to buy Purchase Shares hereunder. Upon delivery of the Second Tranche Notice to the Buyer prior to the Second Tranche Expiration Date, the Buyer and the Company shall be obligated to enter into the Second Common Stock Purchase Agreement no later than the date that is 10 Trading Days after the Second Tranche Expiration Date. If the Buyer and the Company have not entered into the Second Common Stock Purchase Agreement by the date that is 10 Trading Days after the Second Tranche Expiration Date, the Buyer shall not be obligated to enter into such additional Common Stock Purchase Agreement. The terms and conditions of the Second Common Stock Purchase Agreement shall be in form and substance identical in all respects to this Agreement, provided, however, that for purposes of the Second Common Stock Purchase Agreement, this
Section 1(h) shall be omitted.

          2. BUYER'S REPRESENTATIONS AND WARRANTIES.

          The Buyer represents and warrants to the Company that as of the date hereof and as of the Commencement Date:

          (a) Investment Purpose. The Buyer is entering into this Agreement and acquiring the Commitment Shares, (as defined in Section 4(f) hereof) (this Agreement and the Commitment Shares are collectively referred to herein as the "Securities"), for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof; provided however, by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term.

          (b) Accredited Investor Status. The Buyer is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D.

          (c) Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

          (d) Information. The Buyer has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been reasonably requested by the Buyer, including, without limitation, the SEC Documents (as defined in Section 3(f) hereof). The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer (i) is able to bear the economic risk of an investment in the Securities including a total loss, (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment in the Securities and (iii) has had an opportunity to ask questions of and receive answers from the officers of the Company concerning the financial condition and business of the Company and others matters related to an investment in the Securities. Neither such inquiries nor any other due diligence investigations conducted by the Buyer or its representatives shall modify, amend or affect the Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

          (e) No Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

          (f) Transfer or Resale. The Buyer understands that except as provided in the Registration Rights Agreement (as defined in Section 4(a) hereof): (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) an exemption exists permitting such Securities to be sold, assigned or transferred without such registration; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

          (g) Validity; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable against the Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

          (h) Residency. The Buyer is a resident of the State of Illinois.

          (i) No Prior Short Selling. The Buyer represents and warrants to the Company that at no time prior to the date of this Agreement has any of the Buyer, its agents, representatives or affiliates engaged in or effected, in any manner whatsoever, directly or indirectly, any (i) "short sale" (as such term is defined in Rule 3b-3 of the 1934 Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

          3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          The Company represents and warrants to the Buyer that as of the date hereof and as of the Commencement Date:

          (a) Organization and Qualification. The Company and its "Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns 50% or more of the voting stock or capital stock or other similar equity interests) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power and authority to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing could not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on any of: (i) the business, properties, assets, operations, results of operations or financial condition of the Company and its Subsidiaries, if any, taken as a whole, or (ii) the authority or ability of the Company to perform its obligations under the Transaction Documents (as defined in Section 3(b) hereof). The Company has no Subsidiaries except as set forth on
Schedule 3(a).

          (b) Authorization; Enforcement; Validity. Except as disclosed in
Schedule 3(b): (i) the Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement and each of the other agreements entered into by the parties on the Commencement Date and attached hereto as exhibits to this Agreement (collectively, the "Transaction Documents"), and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation, the issuance of the Commitment Shares and the reservation for issuance and the issuance of the Purchase Shares issuable under this Agreement, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its shareholders, (iii) this Agreement has been, and each other Transaction Document shall be on the Commencement Date, duly executed and delivered by the Company and (iv) this Agreement constitutes, and each other Transaction Document upon its execution on behalf of the Company, shall constitute, the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies. The Board of Directors of the Company has approved the resolutions (the "Signing Resolutions") substantially in the form as set forth as Exhibit C-1 attached hereto to authorize this Agreement and the transactions contemplated hereby. The Signing Resolutions are valid, in full forth and effect and have not been modified or supplemented in any respect other than by the resolutions set forth in Exhibit C-2 attached hereto regarding the registration statement referred to in Section 4 hereof. The Company has delivered to the Buyer a true and correct copy of a unanimous written consent adopting the Signing Resolutions executed by all of the members of the Board of Directors of the Company. Except as disclosed in Schedule 3(b), no other approvals or consents of the Company's Board of Directors and/or shareholders is necessary under applicable laws and the Company's Certificate of Incorporation and/or Bylaws to authorize the execution and delivery of this Agreement or any of the transactions contemplated hereby, including, but not limited to, the issuance of the Commitment Shares and the issuance of the Purchase Shares.

          (c) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of the following: (i) 25,000,000 shares of Common Stock, of which as of the date hereof, 10,169,162 shares are issued and outstanding, 3,800,000 shares are reserved for issuance pursuant to the Company's stock option plans of which only approximately 1,283,200 shares remain available for future grants and 1,687,913 shares are issuable and reserved for issuance pursuant to securities (other than stock options issued pursuant to the Company's stock option plans) exercisable or exchangeable for, or convertible into, shares of Common Stock, and 35,000,000 shares are issuable and reserved for issuance pursuant to other securities or convertible into shares of Common Stock, subject to the prior approval of the stockholders of the Company; and
(ii) 2,000,000 shares of Preferred Stock, $0.01 par value, of which 1,250,000 shares are designated as Series B Cumulative Convertible Redeemable Preferred Stock with a $15.00 per share liquidation preference, of which as of the date hereof 496,445 shares are issued and outstanding, 220,000 shares are designated as Series C Convertible Preferred Stock with a $0.01 per share liquidation preference, of which as of the date hereof 220,000 shares are issued and outstanding, and 33,500 shares are designated as Series D Convertible Preferred Stock with a $0.01 per share liquidation preference, of which as of the date hereof 33,500 shares are issued and outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. Except as disclosed in Schedule 3(c), (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, (ii) there are no outstanding debt securities, (iii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement), (v) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement and (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as amended and as in effect on the date hereof (the "By-laws"), and summaries of the terms of all securities convertible into or exercisable for Common Stock, if any, and copies of any documents containing the material rights of the holders thereof in respect thereto.

          (d) Issuance of Securities. The Commitment Shares have been duly authorized and, upon issuance in accordance with the terms hereof, the Commitment Shares shall be (i) validly issued, fully paid and non-assessable and
(ii) free from all taxes, liens and charges with respect to the issue thereof. 10,000,000 shares of Common Stock have been duly authorized and reserved for issuance upon purchase under this Agreement, subject to the prior approval of the stockholders of the Company. 700,000 shares of Common Stock (subject to equitable adjustment for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction) have been duly authorized and reserved for issuance as Additional Commitment Shares in accordance with
Section 4(f) this Agreement. Upon issuance and payment therefor in accordance with the terms and conditions of this Agreement, the Purchase Shares shall be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

          (e) No Conflicts. Except as disclosed in Schedule 3(e), the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Purchase Shares) will not (i) result in a violation of the Certificate of Incorporation, any Certificate of Designations, Preferences and

Rights of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market applicable to the Company or any of its Subsidiaries) or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of conflicts, defaults and violations under clause (ii), which could not reasonably be expected to result in a Material Adverse Effect. Except as disclosed in
Schedule 3(e), neither the Company nor its Subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any Certificate of Designation, Preferences and Rights of any outstanding series of preferred stock of the Company or By-laws or their organizational charter or by-laws, respectively. Except as disclosed in Schedule 3(e), neither the Company nor any of its Subsidiaries is in violation of any term of or is in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except for possible conflicts, defaults, terminations or amendments which could not reasonably be expected to have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance, regulation of any governmental entity, except for possible violations, the sanctions for which either individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act or applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents in accordance with the terms hereof or thereof. Except as disclosed in Schedule 3(e), all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence shall be obtained or effected on or prior to the Commencement Date. Except as listed in Schedule 3(e), since March 31, 2002 the Company has not received nor delivered any notices or correspondence from or to the Principal Market. The Principal Market has not commenced any delisting proceedings against the Company.

          (f) SEC Documents; Financial Statements. Except as disclosed in
Schedule 3(f), since January 1, 2002, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). As of their respective dates (except as they have been correctly amended), the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC (except as they may have been properly amended), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates (except as they have been properly amended), the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as listed in
Schedule 3(f), the Company has received no notices or correspondence from the SEC since January 1, 2002. The SEC has not commenced any enforcement proceedings against the Company or any of its subsidiaries.

          (g) Absence of Certain Changes. Except as disclosed in Schedule 3(g), since March 31, 2003, there has been no material adverse change in the business, properties, operations, financial condition or results of operations of the Company or its Subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any Bankruptcy Law nor does the Company or any of its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy or insolvency proceedings. The Company is financially solvent and is generally able to pay its debts as they become due.

          (h) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, which could reasonably be expected to have a Material Adverse Effect. A description of each action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body which, as of the date of this Agreement, is pending or threatened in writing against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, is set forth in Schedule 3(h).

          (i) Acknowledgment Regarding Buyer's Status. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Buyer's purchase of the Securities. The Company further represents to the Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives and advisors.

          (j) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

          (k) Dilutive Effect. The Company understands and acknowledges that the number of Purchase Shares purchasable under this Agreement is not fixed and will vary depending on the Purchase Price at which such shares are purchased. The Company further acknowledges that its obligation to issue Purchase Shares under this Agreement in accordance with the terms and conditions hereof is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

          (l) Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth on Schedule 3(l), none of the Company's material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights have expired or terminated, or, by the terms and conditions thereof, could expire or terminate within two years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of any material trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth on
Schedule 3(l), there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement, which could reasonably be expected to have a Material Adverse Effect.

          (m) Environmental Laws. The Company and its Subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where, in each of the three foregoing clauses, the failure to so comply could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          (n) Title. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(n) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

          (o) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its Subsidiaries, taken as a whole.

          (p) Regulatory Permits. The Company and its Subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

          (q) Tax Status. The Company and each of its Subsidiaries has made or filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

          (r) Transactions With Affiliates. Except as set forth on Schedule 3(r) and other than the grant or exercise of stock options disclosed on Schedule 3(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has an interest or is an officer, director, trustee or partner, which transaction would be required to be disclosed in a proxy statement on Schedule 14A pertaining to the solicitation by the board of directors of proxies for the election of directors of the Company at an annual meeting of stockholders called for such purpose.

          (s) Application of Takeover Protections. The Company and its board of directors have taken or will take prior to the Commencement Date all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Buyer's ownership of the Securities.

          (t) Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

          4. COVENANTS.

          (a) Filing of Registration Statement. Within ten (10) Trading Days from the date on which its stockholders approve the matters described in the proxy statement referred to in the Disclosure Schedule file a new registration statement covering the sale of the Commitment Shares and at least 10,000,000 Purchase Shares in accordance with the terms of the Registration Rights Agreement between the Company and the Buyer, dated as of the date hereof (the "Registration Rights Agreement").

          (b) Blue Sky. The Company shall take such action, if any, as is reasonably necessary in order to obtain an exemption for or to qualify (i) the initial sale of the Commitment Shares and any Purchase Shares to the Buyer under this Agreement and (ii) any subsequent resale of the Commitment Shares and any Purchase Shares by the Buyer, in each case, under applicable securities or "Blue Sky" laws of the states of the United States in such states as is reasonably requested by the Buyer from time to time, and shall provide evidence of any such action so taken to the Buyer.

          (c) No Variable Priced Financing. Other than pursuant to this Agreement, the Company agrees that beginning on the date of this Agreement and ending on the date of termination of this Agreement (as provided in Section 11(k) hereof), neither the Company nor any of its Subsidiaries shall, without the prior written consent of the Buyer, contract for any equity financing (including any debt financing with an equity component) or issue any equity securities of the Company or any Subsidiary or securities convertible or exchangeable into or for equity securities of the Company or any Subsidiary (including debt securities with an equity component) which, in any case (i) are convertible into or exchangeable for an indeterminate number of shares of common stock, (ii) are convertible into or exchangeable for Common Stock at a price which varies with the market price of the Common Stock, (iii) directly or indirectly provide for any "re-set" or adjustment of the purchase price, conversion rate or exercise price after the issuance of the security, or (iv) contain any "make-whole" provision based upon, directly or indirectly, the market price of the Common Stock after the issuance of the security, in each case, other than reasonable and customary anti-dilution adjustments for issuance of shares of Common Stock at a price which is below the market price of the Common Stock.

          (d) Listing. The Company shall promptly secure the listing of all of the Purchase Shares and Commitment Shares upon each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all such securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the Common Stock's authorization for quotation on the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action that would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall promptly, and in no event later than the following Trading Day, provide to the Buyer copies of any notices it receives from the Principal Market regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section.

          (e) Limitation on Short Sales and Hedging Transactions. The Buyer agrees that beginning on the date of this Agreement and ending on the date of termination of this Agreement as provided in Section 11(k), the Buyer and its agents, representatives and affiliates shall not in any manner whatsoever enter into or effect, directly or indirectly, any (i) "short sale" (as such term is defined in Rule 3b-3 of the 1934 Act) of the Common Stock or (ii) hedging transaction, which establishes a net short position with respect to the Common Stock.

          (f) Issuance of Commitment Shares; Limitation on Sales of Commitment Shares. Immediately upon the execution of this Agreement, the Company shall issue to the Buyer 500,000 shares of Common Stock (the "Initial Commitment Shares"). Immediately at such time as the Available Amount is $8,671,000, the Company shall issue the Buyer 400,000 shares of Common Stock (the "First Additional Commitment Shares") and immediately at such time as the Available Amount is $4,329,000, the Company shall issue the Buyer 300,000 shares of Common Stock (the "Second Additional Commitment Shares" and together with the First Additional Commitment Shares, the "Additional Commitment Shares."). The Initial Commitment Shares and Additional Commitment Shares are collectively referred to herein as the "Commitment Shares." The Additional Commitment Shares shall be equitably adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction. The Initial Commitment Shares shall be issued in certificated form and (subject to Section 5 hereof) shall bear the following restrictive legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF BUYER'S COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

The Buyer agrees that the Buyer shall not transfer or sell the Commitment Shares until the earlier of 800 Trading Days (40 Monthly Periods) from the date hereof or the date on which this Agreement has been terminated, provided, however, that such restrictions shall not apply: (i) in connection with any transfers to or among affiliates (as defined in the 1934 Act), (ii) in connection with any pledge in connection with a bona fide loan or margin account, (iii) in the event that the Commencement does not occur on or before October 31, 2003, due to the failure of the Company to satisfy the conditions set forth in Section 7 or (iv) if an Event of Default has occurred, or any event which, after notice and/or lapse of time, would become an Event of Default, including any failure by the Company to timely issue Purchase Shares under this Agreement. Notwithstanding the forgoing, the Buyer may transfer Commitment Shares to a third party in order to settle a sale made by the Buyer where the Buyer reasonably expects the Company to deliver Purchase Shares to the Buyer under this Agreement so long as the Buyer maintains ownership of the same overall number of shares of Common Stock by "replacing" the Commitment Shares so transferred with Purchase Shares when the Purchase Shares are actually issued by the Company to the Buyer.

          (g) Due Diligence. The Buyer shall have the right, from time to time as the Buyer may reasonably deem appropriate, to perform reasonable due diligence on the Company during normal business hours and upon not less than 24 hours' prior notice. The Company and its officers and employees shall provide information and reasonably cooperate with the Buyer in connection with any reasonable request by the Buyer related to the Buyer's due diligence of the Company, including, but not limited to, any such request made by the Buyer in connection with (i) the filing of the registration statement described in
Section 4(a) hereof and (ii) the Commencement. Each party hereto agrees not to disclose any Confidential Information of the other party to any third party and shall not use the Confidential Information for any purpose other than in connection with, or in furtherance of, the transactions contemplated hereby. Each party hereto acknowledges that the Confidential Information shall remain the property of the disclosing party and agrees that it shall take all reasonable measures to protect the secrecy of any Confidential Information disclosed by the other party.

          (h) Expense Reimbursement. As reimbursement of Buyer's expenses in connection with entering into the transactions contemplated hereby, the Company agrees to pay to the Buyer $15,000 on or before the earlier to occur of (1) the Commencement Date, or (2) within 5 Trading Days of the date that this Agreement is terminated if the Commencement does not occur.

          5. TRANSFER AGENT INSTRUCTIONS.

          Immediately upon the execution of this Agreement, the Company shall deliver to the Transfer Agent a letter in the form as set forth as Exhibit E attached hereto with respect to the issuance of the Initial Commitment Shares. Immediately at such time as the Available Amount is $8,671,000, the Company shall deliver to the Transfer Agent a letter in the form as set forth as Exhibit F attached hereto with respect to the issuance of the First Additional Commitment Shares. Immediately at such time as the Available Amount is $4,329,000, the Company shall deliver to the Transfer Agent a letter in the form as set forth as Exhibit G attached hereto with respect to the issuance of the Second Additional Commitment Shares. On the Commencement Date, the Company shall cause any restrictive legend on the Initial Commitment Shares to be removed and all of the Purchase Shares and Additional Commitment Shares to be issued under this Agreement shall be issued without any restrictive legend. The Company shall issue irrevocable instructions to the Transfer Agent, and any subsequent transfer agent, to issue Purchase Shares in the name of the Buyer for the Purchase Shares (the "Irrevocable Transfer Agent Instructions"). The Company warrants to the Buyer that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, will be given by the Company to the Transfer Agent with respect to the Purchase Shares and that the Commitment

Shares and the Purchase Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement subject to the provisions of Section 4 (f) in the case of the Commitment Shares.

          6. CONDITIONS TO THE COMPANY'S OBLIGATION TO COMMENCE SALES OF SHARES OF COMMON STOCK.

          The obligation of the Company hereunder to commence sales of the Purchase Shares is subject to the satisfaction of each of the following conditions on or before the Commencement Date (the date that sales begin) and once such conditions have been initially satisfied, there shall not be any ongoing obligation to satisfy such conditions after the Commencement has occurred; provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Buyer with prior written notice thereof:

          (a) The Buyer shall have executed each of the Transaction Documents and delivered the same to the Company.

          (b) Subject to the Company's compliance with Section 4(a), a registration statement covering the sale of all of the Commitment Shares and at least 10,000,000 Purchase Shares shall have been declared effective under the 1933 Act by the SEC and no stop order with respect to the Registration Statement shall be pending or threatened by the SEC.

          (c) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of the Commencement Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Commencement Date.

          7. CONDITIONS TO THE BUYER'S OBLIGATION TO COMMENCE PURCHASES OF SHARES OF COMMON STOCK.

          The obligation of the Buyer to commence purchases of Purchase Shares under this Agreement is subject to the satisfaction of each of the following conditions on or before the Commencement Date (the date that sales begin) and once such conditions have been initially satisfied, there shall not be any ongoing obligation to satisfy such conditions after the Commencement has occurred; provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

          (a) The Company shall have executed each of the Transaction Documents and delivered the same to the Buyer.

          (b) The Company shall have issued to the Buyer the Initial Commitment Shares and shall have removed the restrictive transfer legend from the certificate representing the Initial Commitment Shares.

          (c) The Common Stock shall be authorized for quotation on the Principal Market, trading in the Common Stock shall not have been within the last 365 days suspended by the SEC or the Principal Market and the Purchase Shares and the Commitment Shares shall be approved for listing upon the Principal Market.

          (d) The Buyer shall have received the opinions of the Company's legal counsel dated as of the Commencement Date substantially in the form of Exhibit A attached hereto.

          (e) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Commencement Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Commencement Date, including, but not limited to such covenants set forth in Section 4(h) hereof. The Buyer shall have received a certificate, executed by the CEO, President or CFO of the Company, dated as of the Commencement Date, to the foregoing effect in the form attached hereto as Exhibit B.

          (f) The Board of Directors of the Company shall have adopted resolutions in the form attached hereto as Exhibit C which shall be in full force and effect without any amendment or supplement thereto as of the Commencement Date.

          (g) As of the Commencement Date, the Company shall have reserved out of its authorized and unissued Common Stock, (A) solely for the purpose of effecting purchases of Purchase Shares hereunder, at least 10,000,000 shares of Common Stock and (B) as Additional Commitment Shares in accordance with Section 4(f) hereof, 700,000 shares of Common Stock.

          (h) The Irrevocable Transfer Agent Instructions, in form acceptable to the Buyer shall have been delivered to and acknowledged in writing by the Company and the Company's Transfer Agent.

          (i) The Company shall have delivered to the Buyer a certificate evidencing the incorporation and good standing of the Company in the State of Delaware issued by the Secretary of State of the State of Delaware as of a date within ten (10) Trading Days of the Commencement Date.

          (j) The Company shall have delivered to the Buyer a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the State of Delaware within ten (10) Trading Days of the Commencement Date.

          (k) The Company shall have delivered to the Buyer a secretary's certificate executed by the Secretary of the Company, dated as of the Commencement Date, in the form attached hereto as Exhibit D.

          (l) A registration statement covering the sale of all of the Commitment Shares and at least 10,000,000 Purchase Shares shall have been declared effective under the 1933 Act by the SEC and no stop order with respect to the registration statement shall be pending or threatened by the SEC. The Company shall have prepared and delivered to the Buyer a final form of prospectus to be used by the Buyer in connection with any sales of any Commitment Shares or any Purchase Shares. The Company shall have made all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Commitment Shares and the Purchase Shares pursuant to this Agreement in compliance with such laws.

          (m) No Event of Default has occurred, or any event which, after notice and/or lapse of time, would become an Event of Default has occurred.

          (n) On or prior to the Commencement Date, the Company shall take all necessary action, if any, and such actions as reasonably requested by the Buyer, in order to render inapplicable any control share acquisition, business combination, shareholder rights plan or poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Buyer's ownership of the Securities.

          (o) The Company shall have provided the Buyer with the information requested by the Buyer in connection with its due diligence requests made prior to, or in connection with, the Commencement, in accordance with the terms of
Section 4(g) hereof.

          8. INDEMNIFICATION.

          In consideration of the Buyer's execution and delivery of the Transaction Documents and acquiring the Securities hereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Buyer and all of its affiliates, shareholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, other than with respect to Indemnified Liabilities which directly and primarily result from the gross negligence or willful misconduct of the Indemnitee. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

          9. EVENTS OF DEFAULT.

          An "Event of Default" shall be deemed to have occurred at any time as any of the following events occurs:

          (a) while any registration statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of such registration statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the Buyer for sale of all of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) consecutive Trading Days or for more than an aggregate of thirty (30) Trading Days in any 365-day period;

          (b) the suspension from trading or failure of the Common Stock to be listed on the Principal Market for a period of three (3) consecutive Trading Days;

          (c) the delisting of the Company's Common Stock from the Principal Market, provided, however, that the Common Stock is not immediately thereafter trading on the New York Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or the Nasdaq Over-the-Counter Bulletin Board;

          (d) the failure for any reason by the Transfer Agent to issue Purchase Shares to the Buyer within five (5) Trading Days after the applicable Purchase Date which the Buyer is entitled to receive;

          (e) if at any time after the Commencement Date, the "Exchange Cap" is reached (the "Exchange Cap" shall be deemed to be reached at such time if, upon submission of a Purchase Notice under this Agreement, the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Company may issue under this Agreement without breaching the Company's obligations under the rules or regulations of the Principal Market);

          (f) the Company breaches any representation, warranty, covenant or other term or condition under any Transaction Document if such breach could have a Material Adverse Effect and except, in the case of a breach of a covenant which is reasonably curable, only if such breach continues for a period of at least ten (10) Trading Days;

          (g) any payment default under any contract whatsoever or any acceleration prior to maturity of any mortgage, indenture, contract or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or for money borrowed the repayment of which is guaranteed by the Company, whether such indebtedness or guarantee now exists or shall be created hereafter, which, with respect to any such payment default or acceleration prior to maturity, is in excess of $1,000,000;

          (h) if any Person commences a proceeding against the Company pursuant to or within the meaning of any Bankruptcy Law;

          (i) if the Company pursuant to or within the meaning of any Bankruptcy Law; (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, (D) makes a general assignment for the benefit of its creditors, (E) becomes insolvent, or
(F) is generally unable to pay its debts as the same become due; or

          (j) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company in an involuntary case, (B) appoints a Custodian of the Company or for all or substantially all of its property, or (C) orders the liquidation of the Company or any Subsidiary.

In addition to any other rights and remedies under applicable law and this Agreement, including the Buyer termination rights under Section 11(k) hereof, so long as an Event of Default has occurred and is continuing, or if any event which, after notice and/or lapse of time, would become an Event of Default, has occurred and is continuing, or so long as the Purchase Price is below the Purchase Price Floor, the Buyer shall not be obligated to purchase any shares of Common Stock under this Agreement. If pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case, or any Person commences a proceeding against the Company, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors (any of which would be an Event of Default as described in Sections 9(h), 9(i) and 9(j) hereof) this Agreement shall automatically terminate without any liability or payment to the Company without further action or notice by any Person. No such termination of this Agreement under Section 11(k)(i) shall affect the Company's or the Buyer's obligations under this Agreement with respect to pending purchases and the Company and the Buyer shall complete their respective obligations with respect to any pending purchases under this Agreement.

          10. CERTAIN DEFINED TERMS.

          For purposes of this Agreement, the following terms shall have the following meanings:

          (a) "1933 Act" means the Securities Act of 1933, as amended.

          (b) "Available Amount" means initially Thirteen Million Dollars ($13,000,000) in the aggregate which amount shall be reduced by the Purchase Amount each time the Buyer purchases shares of Common Stock pursuant to Section 1 hereof.

          (c) "Bankruptcy Law" means Title 11, U.S. Code, or any similar federal or state law for the relief of debtors.

          (d) "Closing Sale Price" means, for any security as of any date, the last closing trade price for such security on the Principal Market as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg.

          (e) "Confidential Information" means any information disclosed by either party to the other party, either directly or indirectly, in writing, orally or by inspection of tangible objects (including, without limitation, documents, prototypes, samples, plant and equipment), which is designated as "Confidential," "Proprietary" or some similar designation. Information communicated orally shall be considered Confidential Information if such information is confirmed in writing as being Confidential Information within ten
(10) business days after the initial disclosure. Confidential Information may also include information disclosed to a disclosing party by third parties. Confidential Information shall not, however, include any information which (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (ii) becomes publicly known and made generally available after disclosure by the disclosing party to the receiving party through no action or inaction of the receiving party; (iii) is already in the possession of the receiving party at the time of disclosure by the disclosing party as shown by the receiving party's files and records immediately prior to the time of disclosure; (iv) is obtained by the receiving party from a third party without a breach of such third party's obligations of confidentiality; (v) is independently developed by the receiving party without use of or reference to the disclosing party's Confidential Information, as shown by documents and other competent evidence in the receiving party's possession; or (vi) is required by law to be disclosed by the receiving party, provided that the receiving party gives the disclosing party prompt written notice of such requirement prior to such disclosure and assistance in obtaining an order protecting the information from public disclosure.

          (f) "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

          (g) "Floor Price" means initially $1.00, which amount may be increased or decreased from time to time as provided below, except that in no case shall the Floor Price be less than $0.25. The Company may at any time give written notice (a "Floor Price Change Notice") to the Buyer increasing or decreasing the Floor Price. The Floor Price Change Notice shall be effective only for purchases that have a Purchase Date later than one (1) Trading Day after receipt of the Floor Price Change Notice by the Buyer. Any purchase by the Buyer that has a Purchase Date on or prior to the first Trading Day after receipt of a Floor Price Change Notice from the Company must be honored by the Company as otherwise provided herein. The Floor Price shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction.

          (h) "Maturity Date" means the date that is 800 Trading Days (40 Monthly Periods) from the Commencement Date.

          (i) "Monthly Period" means each successive 20 Trading Day period commencing with the Commencement Date.

          (j) "Person" means an individual or entity including any limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          (k) "Principal Market" means the American Stock Exchange; provided however, that in the event the Company's Common Stock is ever listed or traded on the Nasdaq National Market, the Nasdaq SmallCap Market, the Nasdaq OTC Bulletin Board, or the New York Stock Exchange, than the "Principal Market" shall mean such other market or exchange on which the Company's Common Stock is then listed or traded.

          (l) "Purchase Amount" means the portion of the Available Amount to be purchased by the Buyer pursuant to Section 1 hereof.

          (m) "Purchase Date" means the actual date that the Buyer is to buy Purchase Shares pursuant to Section 1 hereof.

          (n) "Purchase Price" means, as of any date of determination the lower of the (A) the lowest Sale Price of the Common Stock on such date of determination and (B) the arithmetic average of the three (3) lowest Closing Sale Prices for the Common Stock during the twelve (12) consecutive Trading Days ending on the Trading Day immediately preceding such date of determination (to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction).

          (o) "Sale Price" means, for any security as of any date, any trade price for such security on the Principal Market as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the trade price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg.

          (p) "SEC" means the United States Securities and Exchange Commission.

          (q) "Transfer Agent" means the transfer agent of the Company as set forth in Section 11(f) hereof or such other person who is then serving as the transfer agent for the Company in respect of the Common Stock.

          (r) "Trading Day" means any day on which the Principal Market is open for customary trading.

          11. MISCELLANEOUS.

          (a) Governing Law; Jurisdiction; Jury Trial. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its shareholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement and the other Transaction Documents shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Chicago, for the adjudication of any dispute hereunder or under the other Transaction Documents or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

          (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

          (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

          (e) Entire Agreement; Amendments. With the exception of the Mutual Nondisclosure Agreement between the parties dated as of April 18, 2003, this Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Buyer, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

          (f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Trading Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

          If to the Company:
               Frontline Communications Corporation
               One Blue Hill Plaza, 7th Floor
               Pearl River, New York 10965
               Telephone: 845-623-8553
               Facsimile: 845-623-8669
               Attention: President

          If to the Buyer:
               Fusion Capital Fund II, LLC
               222 Merchandise Mart Plaza, Suite 9-112
               Chicago, IL 60654
               Telephone: 312-644-6644
               Facsimile: 312-644-6244
               Attention: Steven G. Martin

          If to the Transfer Agent:
               American Stock Transfer and Trust Co.
               40 Wall Street
               New York, New York 10005
               Telephone: 718-921-8261
               Facsimile: 718-921-8337
               Attention: Donna Ansbro

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Trading Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, and recipient facsimile number or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

          (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyer, including by merger or consolidation. The Buyer may not assign its rights or obligations under this Agreement.

          (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          (i) Publicity. The Buyer shall have the right to approve before issuance any press releases or any other public disclosure (including any filings with the SEC) with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure (including any filings with the SEC) with respect to such transactions as is required by applicable law and regulations (although the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

          (j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          (k) Termination. This Agreement may be terminated only as follows:

                    (i) By the Buyer any time an Event of Default exists without any liability or payment to the Company. However, if pursuant to or within the meaning of any Bankruptcy Law, the Company commences a voluntary case, or any Person commences a proceeding against the Company, a Custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors, (any of which would be an Event of Default as described in Sections 9(h), 9(i) and 9(j) hereof) this Agreement shall automatically terminate without any liability or payment to the Company without further action or notice by any Person. No such termination of this Agreement under this Section 11(k)(i) shall affect the Company's or the Buyer's obligations under this Agreement with respect to pending purchases and the Company and the Buyer shall complete their respective obligations with respect to any pending purchases under this Agreement.

                    (ii) In the event that the Commencement shall not have occurred, the Company shall have the option to terminate this Agreement for any reason or for no reason without liability of any party to any other party.

                    (iii) In the event that the Commencement shall not have occurred on or before November 30, 2003, due to the failure to satisfy the conditions set forth in Sections 6 and 7 above with respect to the Commencement (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement at the close of business on such date or thereafter without liability of any party to any other party.

                    (iv) If by the Maturity Date (including any extension thereof by the Company pursuant to Section 10(g) hereof), for any reason or for no reason the full Available Amount under this Agreement has not been purchased as provided for in Section 1 of this Agreement, by the Buyer without any liability or payment to the Company.

                    (v) At any time after the Commencement Date, the Company shall have the option to terminate this Agreement for any reason or for no reason by delivering notice (a "Company Termination Notice") to the Buyer electing to terminate this Agreement without any liability or payment to the Buyer. The Company Termination Notice shall not be effective until one (1) Trading Day after it has been received by the Buyer.

                    (vi) This Agreement shall automatically terminate on the date that the Company sells and the Buyer purchases the full Available Amount as provided herein, without any action or notice on the part of any party.

Except as set forth in Sections 11(k)(i) (in respect of an Event of Default under Sections 9(h), 9(i) and 9(j)) and 11(k)(vi), any termination of this Agreement pursuant to this Section 11(k) shall be effected by written notice from the Company to the Buyer, or the Buyer to the Company, as the case may be, setting forth the basis for the termination hereof. The representations and warranties of the Company and the Buyer contained in Sections 2 and 3 hereof, the expense reimbursement provisions set forth in Section 4(h) hereof, the indemnification provisions set forth in Section 8 hereof and the agreements and covenants set forth in Section 11, shall survive the Commencement and any termination of this Agreement. No termination of this Agreement shall affect the Company's or the Buyer's obligations under this Agreement with respect to pending purchases and the Company and the Buyer shall complete their respective obligations with respect to any pending purchases under this Agreement.

          (l) No Financial Advisor, Placement Agent, Broker or Finder. The Company represents and warrants to the Buyer that it has not engaged any financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. The Buyer represents and warrants to the Company that it has not engaged any financial advisor, placement agent, broker or finder in connection with the transactions contemplated hereby. The Company shall be responsible for the payment of any fees or commissions, if any, of any financial advisor, placement agent, broker or finder relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold the Buyer harmless against, any liability, loss or expense (including, without limitation, attorneys' fees and out of pocket expenses) arising in connection with any such claim.

          (m) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

          (n) Remedies, Other Obligations, Breaches and Injunctive Relief. The Buyer's remedies provided in this Agreement shall be cumulative and in addition to all other remedies available to the Buyer under this Agreement, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of the Buyer contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Buyer's right to pursue actual damages for any failure by the Company to comply with the terms of this Agreement. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Buyer shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

          (o) Changes to the Terms of this Agreement. This Agreement and any provision hereof may only be amended by an instrument in writing signed by the Company and the Buyer. The term "Agreement" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

          (p) Enforcement Costs. If: (i) this Agreement is placed by the Buyer in the hands of an attorney for enforcement or is enforced by the Buyer through any legal proceeding; or (ii) an attorney is retained to represent the Buyer in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Agreement; or (iii) an attorney is retained to represent the Buyer in any other proceedings whatsoever in connection with this Agreement, then the Company shall pay to the Buyer, as incurred by the Buyer, all reasonable costs and expenses including attorneys' fees incurred in connection therewith, in addition to all other amounts due hereunder.

          (q) Failure or Indulgence Not Waiver. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

                                    * * * * *

          IN WITNESS WHEREOF, the Buyer and the Company have caused this Common Stock Purchase Agreement to be duly executed as of the date first written above.

                                  THE COMPANY:

                                        FRONTLINE COMMUNICATIONS CORPORATION


                                        By: /s/ Stephen J. Cole-Hatchard
                                        Name: Stephen J. Cole-Hatchard
                                        Title: Chief Executive Officer


                                        BUYER:

                                        FUSION CAPITAL FUND II, LLC
                                        BY: FUSION CAPITAL PARTNERS, LLC
                                        BY: SGM HOLDINGS CORP.


                                        By: /s/ Steven G. Martin
                                        Name: Steven G. Martin
                                        Title: President

                                                                         ANNEX I


                          REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of July 7, 2003, by and between FRONTLINE COMMUNICATIONS CORPORATION, a Delaware corporation, (the "Company"), and FUSION CAPITAL FUND II, LLC (together with it permitted assigns, the "Buyer"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Common Stock Purchase Agreement by and between the parties hereto, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement").

                                    WHEREAS:

          A. The Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue to the Buyer (i) up to Thirteen Million Dollars ($13,000,000) of the Company's common stock, par value $0.01 per share (the "Common Stock") (the "Purchase Shares"), and (ii) such number of shares of Common Stock as is required pursuant to Section 4(f) of the Purchase Agreement (the "Commitment Shares"); and

          B. To induce the Buyer to enter into the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

          1.   DEFINITIONS.

               As used in this Agreement, the following terms shall have the following meanings:

               a. "Investor" means the Buyer, any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

               b. "Person" means any person or entity including any corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

               c. "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such registration statement(s) by the United States Securities and Exchange Commission (the "SEC").

               d. "Registrable Securities" means the Purchase Shares which have been, or which may from time to time be, issued or issuable upon purchases of the Available Amount under the Purchase Agreement (without regard to any limitation or restriction on purchases) and the Commitment Shares issued or issuable to the Investor and any shares of capital stock issued or issuable with respect to the Purchase Shares, the Commitment Shares or the Purchase Agreement as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitation on purchases under the Purchase Agreement.

               e. "Registration Statement" means the registration statement of the Company covering the sale of the Registrable Securities.

          2.   REGISTRATION.

               a. Mandatory Registration. The Company shall file with the SEC the Registration Statement within the period specified in Section 4(a) of the Purchase Agreement. The Investor and its counsel shall have a reasonable opportunity to review and comment upon such registration statement or amendment to such registration statement and any related prospectus prior to its filing with the SEC. Investor shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use its best efforts to have the Registration Statement or amendment declared effective by the SEC at the earliest possible date. The Company shall use reasonable best efforts to keep the Registration Statement effective pursuant to Rule 415 promulgated under the 1933 Act and available for sales of all of the Registrable Securities at all times until the earlier of (i) the date as of which the Investor may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which the Investor shall have sold all the Registrable Securities and no Available Amount remains under the Purchase Agreement (the "Registration Period"). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

               b. Rule 424 Prospectus. The Company shall, as required by applicable securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the 1933 Act, the prospectus and prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under the Registration Statement. The Investor and its counsel shall have a reasonable opportunity to review and comment upon such prospectus prior to its filing with the SEC. The Investor shall use its reasonable best efforts to comment upon such prospectus within one (1) Trading Day from the date the Investor receives the final version of such prospectus.

               c. Sufficient Number of Shares Registered. In the event the number of shares available under the Registration Statement is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement or file a new registration statement (a "New Registration Statement"), so as to cover all of such Registrable Securities as soon as practicable, but in any event not later than ten (10) Trading Days after the necessity therefor arises. The Company shall use it reasonable best efforts to cause such amendment and/or New Registration Statement to become effective as soon as practicable following the filing thereof.

          3.   RELATED OBLIGATIONS.

          With respect to the Registration Statement and whenever any Registrable Securities are to be registered pursuant to Section 2(b) including on any New Registration Statement, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

               a. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any registration statement and the prospectus used in connection with such registration statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep the Registration Statement or any New Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement or any New Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement.

               b. The Company shall permit the Investor to review and comment upon the Registration Statement or any New Registration Statement and all amendments and supplements thereto at least two (2) Trading Days prior to their filing with the SEC, and not file any document in a form to which Investor reasonably objects. The Investor shall use its reasonable best efforts to comment upon the Registration Statement or any New Registration Statement and any amendments or supplements thereto within two (2) Trading Days from the date the Investor receives the final version thereof. The Company shall furnish to the Investor, without charge, any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to the Registration Statement or any New Registration Statement

               c. Upon request of the Investor, the Company shall furnish to the Investor, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such registration statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of any registration statement, ten (10) copies of the prospectus included in such registration statement and all amendments and supplements thereto (or such other number of copies as the Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as the Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Investor.

               d. The Company shall use reasonable best efforts to (i) register and qualify the Registrable Securities covered by a registration statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

               e. As promptly as practicable after becoming aware of such event or facts, the Company shall notify the Investor in writing of the happening of any event or existence of such facts as a result of which the prospectus included in any registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such registration statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to the Investor (or such other number of copies as the Investor may reasonably request). The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a registration statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investor by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to any registration statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate.

               f. The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of any registration statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

               g. The Company shall (i) cause all the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or
(ii) secure designation and quotation of all the Registrable Securities on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section.

               h. The Company shall cooperate with the Investor to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to any registration statement and enable such certificates to be in such denominations or amounts as the Investor may reasonably request and registered in such names as the Investor may request.

               i. The Company shall at all times provide a transfer agent and registrar with respect to its Common Stock.

               j. If reasonably requested by the Investor, the Company shall (i) immediately incorporate in a prospectus supplement or post-effective amendment such information as the Investor believes should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any registration statement.

               k. The Company shall use its reasonable best efforts to cause the Registrable Securities covered by the any registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

               l. Within one (1) Trading Day after any registration statement which includes the Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor) confirmation that such registration statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

               m. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to any registration statement.

          4.   OBLIGATIONS OF THE INVESTOR.

               a. The Company shall notify the Investor in writing of the information the Company reasonably requires from the Investor in connection with any registration statement hereunder. The Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

               b. The Investor agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any registration statement hereunder.

               c. The Investor agrees that, upon receipt of any notice from the Company of the happening of any event or existence of facts of the kind described in Section 3(f) or the first sentence of 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any registration statement(s) covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or the first sentence of 3(e). Notwithstanding anything to the contrary, the Company shall cause its transfer agent to promptly deliver shares of Common Stock without any restrictive legend in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

          5.   EXPENSES OF REGISTRATION.

               All reasonable expenses, other than sales or brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

          6.   INDEMNIFICATION.

               a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, each Person, if any, who controls the Investor, the members, the directors, officers, partners, employees, agents, representatives of the Investor and each Person, if any, who controls the Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act") (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement, any New Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading,
(iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement or any New Registration Statement or (iv) any material violation by the Company of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "Violations"). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, any New Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); (ii) with respect to any superceded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the superceded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.

               b. In connection with the Registration Statement or any New Registration Statement, the Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement or any New Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information about the Investor set forth on Exhibit B attached hereto and furnished to the Company by the Investor expressly for use in connection with such registration statement; and, subject to Section 6(d), the Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investor pursuant to Section 9.

               c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

               d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

               e. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

          7.   CONTRIBUTION.

               To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

          8.   REPORTS AND DISCLOSURE UNDER THE SECURITIES ACTS.

               With a view to making available to the Investor the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees, at the Company's sole expense, to:

               a. make and keep public information available, as those terms are understood and defined in Rule 144;

               b. file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

               c. furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting and or disclosure provisions of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

               d. take such additional action as is requested by the Investor to enable the Investor to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Company's Transfer Agent as may be requested from time to time by the Investor and otherwise fully cooperate with Investor and Investor's broker to effect such sale of securities pursuant to Rule 144.

               The Company agrees that damages may be an inadequate remedy for any breach of the terms and provisions of this Section 8 and that Investor shall, whether or not it is pursuing any remedies at law, be entitled to equitable relief in the form of a preliminary or permanent injunctions, without having to post any bond or other security, upon any breach or threatened breach of any such terms or provisions.

          9.   ASSIGNMENT OF REGISTRATION RIGHTS.

               The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor, except in connection with any merger or consolidation in which the Company is not the surviving party. The Investor may not assign its rights under this Agreement without the written consent of the Company, other than to an affiliate of the Investor controlled by Steven G. Martin or Joshua B. Scheinfeld.

          10.  AMENDMENT OF REGISTRATION RIGHTS.

               Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

          11.  MISCELLANEOUS.

               a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

               b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Trading Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

     If to the Company:

               Frontline Communications Corporation
               One Blue Hill Plaza, 7th Floor
               Pearl River, New York 10965
               Telephone: 845-623-8553
               Facsimile: 845-623-8669
               Attention: Chief Financial Officer

     If to the Investor:

               Fusion Capital Fund II, LLC
               222 Merchandise Mart Plaza, Suite 9-112
               Chicago, IL 60654
               Telephone: 312-644-6644
               Facsimile: 312-644-6244
               Attention: Steven G.  Martin

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) Trading Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

               c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

               d. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting the City of Chicago, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

               e. This Agreement, and the Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

               f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

               g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

               i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

               j. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

               k. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                                   * * * * * *

               IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

                                            THE COMPANY:

                                            FRONTLINE COMMUNICATIONS CORPORATION


                                            By: /s/ Stephen J. Cole-Hatchard
                                                --------------------------------
                                            Name: Stephen J. Cole-Hatchard
                                            Title: Chief Executive Officer


                                            BUYER:

                                            FUSION CAPITAL FUND II, LLC BY:
                                            BY: FUSION CAPITAL PARTNERS, LLC
                                            BY: SGM HOLDINGS CORP.


                                            By: /s/ Steven G. Martin
                                                --------------------------------
                                            Name: Steven G. Martin
                                            Title: President

                               PROXY-COMMON STOCK
                      FRONTLINE COMMUNICATIONS CORPORATION
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Stephen J. Cole-Hatchard and Amy Wagner-Mele (with full power to act without the other and with power to appoint his or her substitute) as the undersigned's proxies to vote all of the undersigned's shares of common stock of Frontline Communications Corporation, a Delaware corporation (the "Company"), which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at 12:00 p.m. local time on December 12, 2003, at the Board Room of the American Stock Exchange, 86 Trinity Place, New York, New York, and at any and all adjournments thereof, as follows.


     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH PROPOSAL.

1. CONVERSION OF SERIES C AND SERIES D CONVERTIBLE PREFERRED STOCK. Proposal to approve of the issuance of shares of the Company's common stock upon the conversion of the Company's outstanding Series C Convertible Preferred Stock and Series D Convertible Preferred Stock.

     [_]FOR  [_]AGAINST  [_]ABSTAIN

2. CONVERSION OF SERIES B CONVERTIBLE REDEEMABLE PREFERRED STOCK. Proposal to amend the certificate of designations pertaining to the Company's Series B Cumulative Convertible Redeemable Preferred Stock ("Series B convertible redeemable preferred stock") to provide for the mandatory conversion of all Series B convertible redeemable preferred stock upon the election of the holders of a majority of the Series B convertible redeemable preferred stock and the election to effectuate such conversion at a conversion ration of six shares of common stock for each share of Series B convertible redeemable preferred stock.

     [_]FOR  [_]AGAINST  [_]ABSTAIN

3. CHARTER AMENDMENT: Proposal to amend the Company's certificate of incorporation to effect a two-for-three reverse split of the Company's common stock and to increase the number of shares of authorized common stock from 25,000,000 shares to 100,000,000 shares.

     [_]FOR  [_]AGAINST  [_]ABSTAIN

4. CHARTER AMENDMENT: Proposal to amend the Company's certificate of incorporation to change its name to Provo International, Inc.

     [_]FOR  [_]AGAINST  [_]ABSTAIN


5. ISSUANCE OF COMMON STOCK: Proposal to enter into a common stock purchase agreement with Fusion Capital Fund II, LLC.

     [_]FOR  [_]AGAINST  [_]ABSTAIN

6. ELECTION OF DIRECTORS: [_] FOR all nominees listed below (except as marked to the contrary below).

                             [_] WITHOUT AUTHORITY to vote for all nominees
                                 listed below.

NOMINEES: William A. Barron,, Stephen J. Cole-Hatchard, Nicko Feinberg, Miguel
          Madero, Jaime Marti, Ventura Martinez del Rio, Sr., Ventura Martinez del Rio, Jr., Jesus Rodriguez, and Ronald C. Signore

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the line set forth below.)

7. AUDITORS: Proposal to ratify the Company's selection of BDO Hernandez Marron y Cia, S.C. as independent auditors for the Company for the year ending December 31, 2003.

     [_]FOR  [_]AGAINST  [_]ABSTAIN

8. In their discretion, upon such other business as may properly come before the Annual Meeting and any and all adjournments thereof.


     THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE FOREGOING INSTRUCTIONS. IN THE ABSENCE OF ANY INSTRUCTIONS, SUCH SHARES WILL BE VOTED FOR THE ELECTION OF ALL THE NOMINEES LISTED IN ITEM 6 AND FOR THE PROPOSALS IN ITEMS 1, 2, 3, 4, 5 AND 7.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on December 12, 2003 and the Proxy Statement of the Company, each dated November 12, 2003, each of which has been enclosed herewith.


     The undersigned hereby revokes any proxy to vote shares of common stock of the Company heretofore given by the undersigned.

Dated:                              , 2003
       -----------------------------


------------------------------------------
Signature


------------------------------------------
Signature, if held jointly

------------------------------------------
Title (if applicable)

     Please date, sign exactly as your name appears on this Proxy and promptly return in the enclosed envelope. In the case of joint ownership, each joint owner must sign. When signing as guardian, executor, administrator, attorney, trustee, custodian, or in any other similar capacity, please give full title. If a corporation, sign in full corporate name by president or other authorized officer, giving title, and affix corporate seal. If a partnership, sign in partnership name by authorized person.

              PROXY-SERIES B CONVERTIBLE REDEEMABLE PREFERRED STOCK
                      FRONTLINE COMMUNICATIONS CORPORATION
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Stephen J. Cole-Hatchard and Amy Wagner-Mele (with full power to act without the other and with power to appoint his or her substitute) as the undersigned's proxies to vote all of the undersigned's shares of Series B Cumulative Convertible Redeemable Preferred Stock ("Series B convertible redeemable preferred stock") of Frontline Communications Corporation, a Delaware corporation (the "Company"), which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at 12:00 p.m. local time on December 12, 2003, at the Board Room of the American Stock Exchange, 86 Trinity Place, New York, New York, and at any and all adjournments thereof, as follows.


     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL.

1. CONVERSION OF SERIES B CONVERTIBLE REDEEMABLE PREFERRED STOCK. Proposal to amend the certificate of designations pertaining to the Company's Series B convertible redeemable preferred stock to provide for the mandatory conversion of all Series B convertible redeemable preferred stock upon the election of the holders of a majority of the Series B convertible redeemable preferred stock and to effectuate such conversion at a conversion ratio of six shares of common stock for each share of Series B convertible redeemable preferred stock.

     [_]FOR  [_]AGAINST  [_]ABSTAIN

2. In their discretion, upon such other business as may properly come before the Annual Meeting and any and all adjournments thereof.

     THE SHARES OF SERIES A STOCK REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE FOREGOING INSTRUCTIONS. IN THE ABSENCE OF ANY INSTRUCTIONS, SUCH SHARES WILL BE VOTED FOR THE PROPOSAL IN ITEM 1.


     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on December 12, 2003 and the Proxy Statement of the Company, each dated November 12, 2003, each of which has been enclosed herewith.


     The undersigned hereby revokes any proxy to vote shares of common stock of the Company heretofore given by the undersigned.

Dated:                              , 2003
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Signature


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Signature, if held jointly

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Title (if applicable)

Please date, sign exactly as your name appears on this Proxy and promptly return in the enclosed envelope. In the case of joint ownership, each joint owner must sign. When signing as guardian, executor, administrator, attorney, trustee, custodian, or in any other similar capacity, please give full title. If a corporation, sign in full corporate name by president or other authorized officer, giving title, and affix corporate seal. If a partnership, sign in partnership name by authorized person.